UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Registrant is making a filing for 10 of its series:

Wells Fargo Managed Account CoreBuilder® Shares – Series CP, Wells Fargo Adjustable Rate Government Fund, Wells Fargo Conservative Income Fund, Wells Fargo Government Securities Fund, Wells Fargo High Yield Bond Fund, Wells Fargo Core Plus Bond Fund, Wells Fargo Short Duration Government Bond Fund, Wells Fargo Short-Term Bond Plus Fund, Wells Fargo Short-Term High Yield Bond Fund, and Wells Fargo Ultra Short-Term Income Fund.

Date of reporting period:         August 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report
August 31, 2021
Wells Fargo
Adjustable Rate Government Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Adjustable Rate Government Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Adjustable Rate Government Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Adjustable Rate Government Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Adjustable Rate Government Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Adjustable Rate Government Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESAAX)	6-30-2000	-1.01	0.82	0.70	0.99	1.22	0.91	0.89	0.75
Class C (ESACX)	6-30-2000	-0.52	0.49	0.17	0.48	0.49	0.17	1.64	1.50
Administrator Class (ESADX)	7-30-2010	–	–	–	1.24	1.39	1.06	0.83	0.61
Institutional Class (EKIZX)	10-1-1991	–	–	–	1.27	1.51	1.19	0.56	0.47
Bloomberg 6-Month Treasury Bill Index[3]	–	–	–	–	0.12	1.35	0.80	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.74% for Class A, 1.49% for Class C, 0.60% for Administrator Class, and 0.46% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg 6-Month Treasury Bill Index tracks the performance and attributes of recently issued 6-Month U.S. Treasury bills. The index follows Bloomberg's monthly rebalancing conventions. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg 6-Month Treasury Bill Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Wells Fargo Adjustable Rate Government Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg 6-Month Treasury Bill Index, for the 12-month period that ended August 31, 2021.
■	The Fund’s allocation to post-reset adjustable-rate mortgages (ARMs) was the primary contributor to performance during the period as the sector continued to recover from first-half 2020 underperformances. Allocations to Federal Family Education Loan Program (FFELP) student loan asset-backed securities (ABS) and certain fixed-rate collateralized mortgage obligations (CMOs) were also important contributors to performance, followed by an allocation to floating-rate CMOs and agency multifamily holdings.
■	The Fund’s allocation to certain CMOs and fixed-rate mortgage-backed securities (MBS) detracted from performance due to faster-than-expected prepayments.
■	During the period, the Fund reduced its allocation to post-reset ARMs in favor of FFELP student loan ABS and floating-rate CMOs given valuations.
■	The Fund’s duration during the period decreased from 1.1 to 0.2 years as we reduced curve exposure to the intermediate part of the yield curve.
COVID-19 made a significant impact.
After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of COVID-19. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined in March and April, pushing most inflation indicators substantially lower.
The U.S. Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero as well as purchasing bonds for its own account. A host of credit-support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.
Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public, as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.
Economic activity probably bottomed in late April, and by the end of May, both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indexes hit new all-time highs over the course of the summer, while Treasury yields remained extremely low.
Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.
Ten largest holdings (%) as of August 31, 2021[1]
Navient Student Loan Trust Series 2019-2A Class A2, 1.08%, 2-27-2068	1.47
FHLMC, 2.42%, 7-1-2038	1.40
FNMA , 3.00%, 9-14-2051	1.14
FNMA, 2.50%, 9-14-2051	1.02
FNMA, 2.00%, 9-14-2051	1.00
Navient Student Loan Trust Series 2018-2A Class A3, 0.83%, 3-25-2067	0.97
FHLMC Series KF117 Clas AS, 0.29%, 6-25-2031	0.91
GNMA, 0.38%, 9-30-2071	0.90
FNMA Series 2002-66 Class A3, 3.67%, 4-25-2042	0.90
FNMA, 2.29%, 12-1-2040	0.88
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund was predominantly invested in adjustable-rate residential mortgage securities.
The Fund remains defensively positioned with a significant out-of-benchmark allocation to ARMs and floating-rate CMOs that have frequent rate resets and are generally indexed to the 1-Year Treasury Constant Maturity Rate and the 12-month London Interbank Offered Rate (LIBOR). During the period, the Fund outperformed the benchmark due to wider spreads on post-reset ARMs following risk-off sentiment at the beginning of 2020. The Fund's duration decreased from 1.1 to 0.2 years during the reporting period. We continued to see value in seasoned ARMs that have

8  |  Wells Fargo Adjustable Rate Government Fund

Performance highlights (unaudited)
already had their rates reset with favorable prepayment characteristics, as well as FFELP student loan ABS, which have lagged other higher-quality floating-rate sectors.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The outlook is for recovery and uncertainty.
Our outlook remains uncertain, as the ultimate resolution of the coronavirus pandemic remains unknown. COVID trends of late have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments and solid gains in wage income are likely to support consumption for the balance of the year assuming no further widespread shutdowns. U.S. housing has been a bright spot during the recovery and we expect that should continue, albeit with less impact than the past year. We continue to believe markets underappreciate the long-term impacts of unprecedented monetary and fiscal stimulus and maintain a general bearish view on rates. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue at a gradually declining pace as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal.

Wells Fargo Adjustable Rate Government Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.66	$3.73	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.48	$3.77	0.74%
Class C
Actual	$1,000.00	$1,000.05	$5.49	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Administrator Class
Actual	$1,000.00	$1,002.47	$3.03	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$1,002.07	$2.32	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 75.21%
FHLMC (1 Year Treasury Constant Maturity +0.75%) ±	0.81%	4-1-2030	$ 21,762	$ 21,847
FHLMC (6 Month LIBOR +1.42%) ±	1.58	2-1-2037	2,014	2,086
FHLMC (11th District Cost of Funds +1.25%) ±	1.59	2-1-2035	41,287	40,910
FHLMC (11th District Cost of Funds +1.25%) ±	1.63	1-1-2030	1,836	1,820
FHLMC (11th District Cost of Funds +1.25%) ±	1.63	1-1-2030	424	423
FHLMC (11th District Cost of Funds +1.25%) ±	1.63	7-1-2030	100,173	99,804
FHLMC (6 Month LIBOR +1.68%) ±	1.91	1-1-2037	587,172	612,063
FHLMC (6 Month LIBOR +1.72%) ±	1.97	6-1-2037	230,502	231,616
FHLMC (6 Month LIBOR +1.73%) ±	1.98	6-1-2024	3,143	3,152
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.75%) ±	2.00	1-1-2023	4,749	4,752
FHLMC (12 Month LIBOR +1.75%) ±	2.00	6-1-2033	273,513	276,463
FHLMC (12 Month LIBOR +1.51%) ±	2.01	2-1-2037	46,967	47,098
FHLMC (12 Month LIBOR +1.75%) ±	2.02	4-1-2035	106,480	112,396
FHLMC (1 Year Treasury Constant Maturity +1.87%) ±	2.02	5-1-2035	251,978	252,801
FHLMC (12 Month LIBOR +1.77%) ±	2.02	6-1-2035	239,168	240,445
FHLMC (12 Month LIBOR +1.75%) ±	2.03	5-1-2033	126,685	126,846
FHLMC (12 Month LIBOR +1.67%) ±	2.04	8-1-2035	123,562	123,125
FHLMC (12 Month LIBOR +1.77%) ±	2.05	10-1-2035	440,092	441,518
FHLMC (12 Month LIBOR +1.77%) ±	2.08	10-1-2036	232,638	246,206
FHLMC (1 Year Treasury Constant Maturity +1.99%) ±	2.11	11-1-2034	220,419	221,548
FHLMC (12 Month LIBOR +1.73%) ±	2.11	5-1-2037	560,874	593,407
FHLMC (12 Month LIBOR +1.87%) ±	2.12	5-1-2035	50,343	50,689
FHLMC (1 Year Treasury Constant Maturity +2.04%) ±	2.12	12-1-2035	271,026	270,668
FHLMC (1 Year Treasury Constant Maturity +2.02%) ±	2.13	8-1-2033	596,682	604,944
FHLMC (12 Month LIBOR +1.81%) ±	2.16	5-1-2039	267,679	268,341
FHLMC (12 Month LIBOR +1.77%) ±	2.17	9-1-2037	209,444	221,855
FHLMC (12 Month LIBOR +1.73%) ±	2.18	1-1-2035	349,575	351,502
FHLMC (12 Month LIBOR +1.79%) ±	2.18	1-1-2040	1,816,254	1,906,225
FHLMC (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +1.94%) ±	2.19	7-1-2024	13,117	13,069
FHLMC (12 Month LIBOR +1.83%) ±	2.20	4-1-2037	243,647	258,560
FHLMC (12 Month LIBOR +1.79%) ±	2.20	9-1-2037	178,181	188,795
FHLMC (12 Month LIBOR +1.82%) ±	2.21	4-1-2035	672,969	711,729
FHLMC (1 Year Treasury Constant Maturity +2.10%) ±	2.21	10-1-2037	425,023	440,162
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.22	8-1-2033	15,726	15,634
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.23	11-1-2026	45,207	45,139
FHLMC (12 Month LIBOR +1.74%) ±	2.23	12-1-2036	164,886	174,551
FHLMC (12 Month LIBOR +1.90%) ±	2.24	4-1-2037	170,251	181,074
FHLMC (12 Month LIBOR +1.91%) ±	2.25	3-1-2032	172,322	173,255
FHLMC (12 Month LIBOR +1.85%) ±	2.26	7-1-2038	818,067	865,068
FHLMC (12 Month LIBOR +1.84%) ±	2.27	9-1-2036	269,768	283,516
FHLMC (1 Year Treasury Constant Maturity +2.16%) ±	2.29	6-1-2033	290,145	292,955
FHLMC (12 Month LIBOR +1.93%) ±	2.29	4-1-2035	531,605	537,897
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.29	6-1-2036	441,469	471,771
FHLMC (12 Month LIBOR +1.78%) ±	2.30	11-1-2035	170,794	180,623
FHLMC (1 Year Treasury Constant Maturity +2.17%) ±	2.30	5-1-2037	29,304	29,358
FHLMC (1 Year Treasury Constant Maturity +2.21%) ±	2.33	1-1-2037	448,809	452,919
FHLMC (6 Month LIBOR +2.10%) ±	2.34	6-1-2026	359,499	361,632
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.34	12-1-2033	313,842	314,998
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.34	5-1-2038	381,918	388,306
FHLMC (12 Month LIBOR +1.98%) ±	2.35	11-1-2032	96,240	96,145
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.35	2-1-2034	496,738	500,864
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.35	4-1-2034	108,428	108,718
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.35%	7-1-2038	$ 146,245	$ 145,702
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.36	2-1-2034	43,904	43,999
FHLMC (1 Year Treasury Constant Maturity +2.23%) ±	2.36	4-1-2034	80,084	80,485
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.36	6-1-2035	46,312	49,335
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.36	9-1-2038	2,715,862	2,893,853
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37	3-1-2027	29,656	29,749
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37	8-1-2027	3,394	3,415
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	4-1-2037	1,645,336	1,755,775
FHLMC (6 Month LIBOR +2.12%) ±	2.37	5-1-2037	22,478	22,667
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2023	38,018	37,953
FHLMC (12 Month Treasury Average +1.90%) ±	2.38	5-1-2028	119,198	119,319
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	5-1-2034	112,154	112,500
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	5-1-2034	41,070	43,646
FHLMC (1 Year Treasury Constant Maturity +2.34%) ±	2.38	7-1-2034	235,497	235,695
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	12-1-2034	146,045	146,610
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	2-1-2036	347,388	359,883
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.38	2-1-2036	2,765,117	2,940,130
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2036	228,989	235,140
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2038	476,271	507,520
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.39	1-1-2037	38,174	40,792
FHLMC (1 Year Treasury Constant Maturity +2.27%) ±	2.40	11-1-2029	31,214	31,262
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.41	11-1-2029	47,802	47,943
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.41	9-1-2033	163,600	165,414
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.41	1-1-2035	173,179	173,811
FHLMC (1 Year Treasury Constant Maturity +2.30%) ±	2.42	11-1-2022	18,331	18,447
FHLMC (1 Year Treasury Constant Maturity +2.29%) ±	2.42	11-1-2027	223,762	223,820
FHLMC (12 Month LIBOR +1.99%) ±	2.42	7-1-2036	205,621	207,582
FHLMC (1 Year Treasury Constant Maturity +2.26%) ±	2.42	7-1-2038	7,322,393	7,757,598
FHLMC (1 Year Treasury Constant Maturity +2.43%) ±	2.43	6-1-2025	30,240	30,263
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.43	10-1-2036	164,694	166,397
FHLMC (12 Month LIBOR +2.06%) ±	2.43	3-1-2038	955,246	1,012,393
FHLMC (1 Year Treasury Constant Maturity +2.33%) ±	2.44	10-1-2033	545,675	553,784
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.45	1-1-2028	7,874	7,879
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.46	9-1-2033	67,515	71,561
FHLMC (1 Year Treasury Constant Maturity +2.35%) ±	2.47	4-1-2032	1,348,034	1,400,211
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.47	2-1-2034	2,389,638	2,507,780
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	2.47	7-1-2034	102,922	103,676
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.48	1-1-2028	1,274	1,276
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.48	4-1-2038	629,514	631,748
FHLMC (1 Year Treasury Constant Maturity +2.32%) ±	2.50	7-1-2027	207,059	208,403
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.50	6-1-2035	533,644	554,936
FHLMC (1 Year Treasury Constant Maturity +2.36%) ±	2.51	2-1-2035	288,408	291,392
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.52	11-1-2029	116,309	116,131
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.52	4-1-2034	229,216	229,298
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.52	1-1-2037	801,858	857,024
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	33,889	33,930
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.54	6-1-2030	177,405	177,121
FHLMC (1 Year Treasury Constant Maturity +2.37%) ±	2.55	7-1-2031	69,634	70,063
FHLMC (1 Year Treasury Constant Maturity +2.44%) ±	2.57	4-1-2029	45,247	45,381
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	10-1-2024	27,889	27,957
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	10-1-2025	8,008	8,016
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	2-1-2030	23,585	23,630
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2030	22,118	22,327
FHLMC (1 Year Treasury Constant Maturity +2.48%) ±	2.60	6-1-2030	62,629	62,650
FHLMC (1 Year Treasury Constant Maturity +2.47%) ±	2.60	6-1-2035	158,774	158,593
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC (1 Year Treasury Constant Maturity +2.49%) ±	2.61%	12-1-2032	$ 62,944	$ 63,280
FHLMC (12 Month LIBOR +1.62%) ±	2.61	7-1-2045	784,127	816,872
FHLMC (3 Year Treasury Constant Maturity +2.44%) ±	2.62	5-1-2032	88,184	88,645
FHLMC (6 Month LIBOR +0.00%) ±	2.63	2-1-2024	16	16
FHLMC (12 Month Treasury Average +2.52%) ±	2.64	6-1-2028	25,812	25,907
FHLMC (12 Month LIBOR +1.64%) ±	2.64	6-1-2050	4,432,459	4,641,719
FHLMC (1 Year Treasury Constant Maturity +2.53%) ±	2.65	9-1-2030	39,145	39,494
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.65	9-1-2031	32,588	32,675
FHLMC (1 Year Treasury Constant Maturity +2.55%) ±	2.67	9-1-2029	25,852	25,860
FHLMC (1 Year Treasury Constant Maturity +2.60%) ±	2.73	6-1-2032	125,455	126,010
FHLMC (12 Month Treasury Average +2.46%) ±	2.75	10-1-2029	71,054	71,276
FHLMC (1 Year Treasury Constant Maturity +2.09%) ±	2.80	7-1-2048	4,631,789	4,801,543
FHLMC (1 Year Treasury Constant Maturity +2.69%) ±	2.81	5-1-2028	80,022	80,136
FHLMC (1 Year Treasury Constant Maturity +2.03%) ±	2.85	3-1-2025	11,624	11,655
FHLMC (1 Year Treasury Constant Maturity +2.28%) ±	2.93	7-1-2031	257,765	258,406
FHLMC (1 Year Treasury Constant Maturity +2.61%) ±	3.27	9-1-2030	44,531	44,649
FHLMC (11th District Cost of Funds +2.29%) ±	3.29	12-1-2025	3,297	3,300
FHLMC (1 Year Treasury Constant Maturity +2.52%) ±	3.32	11-1-2029	65,922	66,075
FHLMC (3 Year Treasury Constant Maturity +2.69%) ±	3.35	6-1-2035	337,955	347,869
FHLMC (11th District Cost of Funds +2.57%) ±	3.66	12-1-2025	148,614	149,094
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.77	4-1-2032	31,149	31,311
FHLMC (5 Year Treasury Constant Maturity +2.44%) ±	3.82	8-1-2027	23,979	24,004
FHLMC (11th District Cost of Funds +1.25%) ±	3.96	11-1-2030	11,419	11,675
FHLMC	4.00	7-1-2029	1,436,895	1,527,541
FHLMC (3 Year Treasury Constant Maturity +2.40%) ±	4.07	5-1-2031	67,490	67,978
FHLMC (6 Month LIBOR +3.83%) ±	4.08	11-1-2026	18,438	18,503
FHLMC (2 Year Treasury Constant Maturity +2.44%) ±	4.32	8-1-2029	11,478	11,525
FHLMC (5 Year Treasury Constant Maturity +2.13%) ±	4.51	8-1-2029	7,004	7,031
FHLMC	5.00	10-1-2022	1,401	1,458
FHLMC Multifamily Structured Pass-Through Certificates Series KF108 Class AS (30 Day Average U.S. SOFR +0.25%) ±	0.30	2-25-2031	2,000,000	2,001,779
FHLMC Multifamily Structured Pass-Through Certificates Series KF61 Class A (1 Month LIBOR +0.53%) ±	0.62	3-25-2029	2,898,323	2,920,957
FHLMC Multifamily Structured Pass-Through Certificates Series KF85 Class AL (1 Month LIBOR +0.30%) ±	0.39	8-25-2030	1,815,471	1,819,964
FHLMC Multifamily Structured Pass-Through Certificates Series KF86 Class AL (1 Month LIBOR +0.29%) ±	0.38	8-25-2027	2,506,430	2,510,611
FHLMC Multifamily Structured Pass-Through Certificates Series KX04 Class AFL (1 Month LIBOR +0.33%) ±	0.42	3-25-2030	2,346,181	2,353,049
FHLMC Series 1671 Class QA (11th District Cost of Funds +0.95%) ±	1.26	2-15-2024	345,607	347,143
FHLMC Series 1686 Class FE (11th District Cost of Funds +1.10%) ±	1.41	2-15-2024	4,650	4,697
FHLMC Series 1709 Class FA (10 Year Treasury Constant Maturity +(0.85)%) ±	0.41	3-15-2024	80,974	79,847
FHLMC Series 1730 Class FA (10 Year Treasury Constant Maturity +(0.60)%) ±	0.66	5-15-2024	38,942	38,381
FHLMC Series 20 Class F ±±	1.10	7-1-2029	3,608	3,697
FHLMC Series 2315 Class FW (1 Month LIBOR +0.55%) ±	0.65	4-15-2027	36,613	36,778
FHLMC Series 2391 Class EF (1 Month LIBOR +0.50%) ±	0.60	6-15-2031	37,801	38,035
FHLMC Series 2454 Class SL (1 Month LIBOR +8.00%) ♀±	7.90	3-15-2032	77,425	12,017
FHLMC Series 2461 Class FI (1 Month LIBOR +0.50%) ±	0.60	4-15-2028	49,518	49,719
FHLMC Series 2464 Class FE (1 Month LIBOR +1.00%) ±	1.10	3-15-2032	50,463	51,671
FHLMC Series 2466 Class FV (1 Month LIBOR +0.55%) ±	0.65	3-15-2032	100,554	101,388
FHLMC Series 2538 Class F (1 Month LIBOR +0.60%) ±	0.70	12-15-2032	214,816	218,517
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series 264 Class F1 (1 Month LIBOR +0.55%) ±	0.65%	7-15-2042	$ 863,864	$ 878,961
FHLMC Series 2682 Class FK (1 Month LIBOR +1.47%) ±	1.57	1-15-2033	2,152,325	2,239,453
FHLMC Series 3067 Class FA (1 Month LIBOR +0.35%) ±	0.45	11-15-2035	745,212	750,504
FHLMC Series 3114 Class FT (1 Month LIBOR +0.35%) ±	0.45	9-15-2030	336,976	338,378
FHLMC Series 3140 Class GF (1 Month LIBOR +0.35%) ±	0.45	3-15-2036	531,310	535,112
FHLMC Series 3146 Class FP (1 Month LIBOR +0.35%) ±	0.45	4-15-2036	489,570	493,020
FHLMC Series 3149 Class FB (1 Month LIBOR +0.35%) ±	0.45	5-15-2036	859,782	865,100
FHLMC Series 319 Class F1 (1 Month LIBOR +0.45%) ±	0.55	11-15-2043	1,192,151	1,170,187
FHLMC Series 3240 Class FM (1 Month LIBOR +0.35%) ±	0.45	11-15-2036	914,309	921,284
FHLMC Series 3284 Class CF (1 Month LIBOR +0.37%) ±	0.47	3-15-2037	643,982	649,558
FHLMC Series 3286 Class FA (1 Month LIBOR +0.40%) ±	0.50	3-15-2037	141,521	142,719
FHLMC Series 3312 Class FN (1 Month LIBOR +0.22%) ±	0.32	7-15-2036	978,598	977,912
FHLMC Series 3436 Class A ±±	2.38	11-15-2036	332,126	347,486
FHLMC Series 350 Class F2 (1 Month LIBOR +0.35%) ±	0.45	9-15-2040	2,389,189	2,390,268
FHLMC Series 3684 Class FM (1 Month LIBOR +0.35%) ±	0.45	11-15-2036	1,332,055	1,305,710
FHLMC Series 3753 Class FA (1 Month LIBOR +0.50%) ±	0.60	11-15-2040	1,501,131	1,518,990
FHLMC Series 3757 Class PF (1 Month LIBOR +0.50%) ±	0.60	8-15-2040	399,707	398,892
FHLMC Series 3822 Class FY (1 Month LIBOR +0.40%) ±	0.50	2-15-2033	649,118	654,796
FHLMC Series 3827 Class DF (1 Month LIBOR +0.45%) ±	0.55	3-15-2041	668,647	676,909
FHLMC Series 3925 Class FL (1 Month LIBOR +0.45%) ±	0.55	1-15-2041	130,918	131,511
FHLMC Series 3997 Class FQ (1 Month LIBOR +0.50%) ±	0.60	2-15-2042	650,253	656,611
FHLMC Series 4013 Class QF (1 Month LIBOR +0.55%) ±	0.65	3-15-2041	395,165	397,608
FHLMC Series 4039 Class FA (1 Month LIBOR +0.50%) ±	0.60	5-15-2042	1,059,036	1,070,701
FHLMC Series 4095 Class FB (1 Month LIBOR +0.40%) ±	0.50	4-15-2039	201,112	201,297
FHLMC Series 4136 Class DF (1 Month LIBOR +0.30%) ±	0.40	11-15-2042	628,913	629,811
FHLMC Series 4143 Class KF (1 Month LIBOR +0.35%) ±	0.45	9-15-2037	2,061,517	2,062,449
FHLMC Series 4246 Class FE (1 Month LIBOR +0.45%) ±	0.55	2-15-2036	2,414,893	2,435,367
FHLMC Series 4248 Class FL (1 Month LIBOR +0.45%) ±	0.55	5-15-2041	257,819	260,871
FHLMC Series 4316 Class JF (1 Month LIBOR +0.40%) ±	0.50	1-15-2044	938,676	941,385
FHLMC Series 4503 Class FA (1 Month LIBOR +0.35%) ±	0.45	2-15-2042	1,771,285	1,772,030
FHLMC Series 4515 Class FA (1 Month LIBOR +0.37%) ±	0.47	8-15-2038	248,964	250,587
FHLMC Series 4604 Class PA	3.00	1-15-2044	770,152	779,276
FHLMC Series 4624 Class FA (1 Month LIBOR +0.45%) ±	0.55	12-15-2038	1,762,448	1,779,436
FHLMC Series 4628 Class KF (1 Month LIBOR +0.50%) ±	0.60	1-15-2055	1,595,159	1,613,511
FHLMC Series 4678 Class AF (1 Month LIBOR +0.40%) ±	0.50	12-15-2042	1,316,753	1,329,166
FHLMC Series 4691 Class FA (1 Month LIBOR +0.35%) ±	0.45	6-15-2047	633,756	629,511
FHLMC Series 4754 Class FM (1 Month LIBOR +0.30%) ±	0.40	2-15-2048	1,856,939	1,864,478
FHLMC Series 4821 Class FA (1 Month LIBOR +0.30%) ±	0.40	7-15-2048	615,528	617,980
FHLMC Series 4842 Class FA (1 Month LIBOR +0.35%) ±	0.45	11-15-2048	1,377,158	1,388,562
FHLMC Series 4915 Class FE (1 Month LIBOR +0.40%) ±	0.50	2-15-2038	2,715,798	2,739,672
FHLMC Series 4921 Class FN (1 Month LIBOR +0.45%) ±	0.53	10-25-2049	1,112,501	1,119,905
FHLMC Series 4925 Class FY (1 Month LIBOR +0.45%) ±	0.53	10-25-2049	533,896	536,688
FHLMC Series 4925 Class WF (1 Month LIBOR +0.40%) ±	0.50	8-15-2038	2,926,318	2,945,438
FHLMC Series 4933 Class FA (1 Month LIBOR +0.50%) ±	0.58	12-25-2049	1,243,611	1,252,026
FHLMC Series 5062 Class FC (30 Day Average U.S. SOFR +0.20%) ±	0.25	1-25-2051	1,746,898	1,748,251
FHLMC Series 8411 Class 06 (12 Month LIBOR +1.83%) ±	2.24	6-1-2043	4,161,926	4,387,430
FHLMC Series 8411 Class 10 (12 Month LIBOR +1.80%) ±	2.18	10-1-2043	3,701,320	3,906,196
FHLMC Series KF115 Class AS (30 Day Average U.S. SOFR +0.21%) ±	0.26	6-25-2031	3,500,000	3,493,617
FHLMC Series KF117 Clas AS (30 Day Average U.S. SOFR +0.24%) ±	0.29	6-25-2031	5,000,000	5,005,503
FHLMC Series KF46 Class A (1 Month LIBOR +0.22%) ±	0.31	3-25-2028	810,793	810,793
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.48	11-25-2028	237,142	237,327
FHLMC Series T-16 Class A (1 Month LIBOR +0.35%) ±	0.43	6-25-2029	886,943	895,961
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC Series T-20 Class A7 (1 Month LIBOR +0.30%) ±	0.38%	12-25-2029	$ 1,981,960	$ 1,951,939
FHLMC Series T-21 Class A (1 Month LIBOR +0.36%) ±	0.44	10-25-2029	522,581	520,784
FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	0.23	5-25-2030	1,069,472	1,076,783
FHLMC Series T-27 Class A (1 Month LIBOR +0.30%) ±	0.38	10-25-2030	634,406	635,506
FHLMC Series T-30 Class A7 (1 Month LIBOR +0.24%) ±	0.32	12-25-2030	754,829	733,261
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	0.36	9-25-2031	1,714,991	1,701,717
FHLMC Series T-48 Class 2A ±±	3.60	7-25-2033	1,340,180	1,418,343
FHLMC Series T-54 Class 4A ±±	3.45	2-25-2043	827,255	896,457
FHLMC Series T-55 Class 1A1	6.50	3-25-2043	42,147	49,498
FHLMC Series T-56 Class 3AF (1 Month LIBOR +1.00%) ±	1.08	5-25-2043	919,855	949,709
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.30	10-25-2044	1,933,628	1,982,971
FHLMC Series T-63 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.31	2-25-2045	1,709,065	1,720,149
FHLMC Series T-66 Class 2A1 ±±	3.28	1-25-2036	1,082,641	1,168,589
FHLMC Series T-67 Class 1A1C ±±	3.01	3-25-2036	2,574,311	2,769,494
FHLMC Series T-67 Class 2A1C ±±	3.18	3-25-2036	2,475,635	2,633,750
FHLMC Series-3236 Class AF (1 Month LIBOR +0.35%) ±	0.45	11-15-2036	2,585,317	2,603,809
FNMA (1 Month LIBOR +0.30%) ±	0.39	12-1-2022	3,000,000	2,999,036
FNMA (6 Month LIBOR +1.03%) ±	1.28	2-1-2033	102,823	102,378
FNMA (1 Month LIBOR +1.17%) ±	1.30	5-1-2029	33,355	33,798
FNMA (6 Month LIBOR +1.08%) ±	1.33	9-1-2032	44,554	44,589
FNMA (6 Month LIBOR +1.18%) ±	1.43	8-1-2033	48,837	49,109
FNMA (6 Month LIBOR +1.37%) ±	1.50	1-1-2032	141,702	142,141
FNMA (12 Month Treasury Average +1.40%) ±	1.51	12-1-2030	40,473	41,148
FNMA (6 Month LIBOR +1.31%) ±	1.56	10-1-2037	305,244	315,197
FNMA (11th District Cost of Funds +1.25%) ±	1.56	4-1-2042	789,382	810,353
FNMA (11th District Cost of Funds +1.25%) ±	1.56	10-1-2044	459,691	461,853
FNMA (11th District Cost of Funds +1.25%) ±	1.58	1-1-2038	17,665	17,606
FNMA (11th District Cost of Funds +1.25%) ±	1.59	11-1-2023	5,887	5,873
FNMA (1 Year Treasury Constant Maturity +1.52%) ±	1.59	8-1-2033	572,773	576,336
FNMA (11th District Cost of Funds +1.26%) ±	1.60	1-1-2035	286,698	288,052
FNMA (1 Year Treasury Constant Maturity +1.50%) ±	1.61	8-1-2030	515,970	530,012
FNMA (6 Month LIBOR +1.16%) ±	1.62	8-1-2033	2,891	2,909
FNMA (11th District Cost of Funds +1.25%) ±	1.63	11-1-2024	73	74
FNMA (6 Month LIBOR +1.38%) ±	1.63	8-1-2031	104,122	104,730
FNMA (6 Month LIBOR +1.38%) ±	1.63	12-1-2031	15,279	15,323
FNMA (11th District Cost of Funds +1.25%) ±	1.63	3-1-2033	58,035	59,462
FNMA (6 Month LIBOR +1.42%) ±	1.67	12-1-2031	117,851	118,795
FNMA (1 Year Treasury Constant Maturity +1.58%) ±	1.71	3-1-2034	232,104	232,599
FNMA (6 Month LIBOR +1.53%) ±	1.73	1-1-2035	618,168	641,535
FNMA (6 Month LIBOR +1.49%) ±	1.73	6-1-2037	762,748	799,346
FNMA (1 Year Treasury Constant Maturity +1.76%) ±	1.76	8-1-2032	31,468	31,490
FNMA (6 Month LIBOR +1.51%) ±	1.77	11-1-2034	298,557	300,875
FNMA (6 Month LIBOR +1.55%) ±	1.78	3-1-2034	126,257	128,000
FNMA (11th District Cost of Funds +1.25%) ±	1.79	9-1-2037	1,048,148	1,073,324
FNMA (1 Year Treasury Constant Maturity +1.70%) ±	1.82	2-1-2033	191,595	193,521
FNMA (1 Year Treasury Constant Maturity +1.66%) ±	1.82	7-1-2048	737,761	763,747
FNMA (12 Month Treasury Average +1.76%) ±	1.84	10-1-2035	387,399	396,053
FNMA (12 Month LIBOR +1.59%) ±	1.84	6-1-2044	642,954	668,753
FNMA (12 Month LIBOR +1.58%) ±	1.86	9-1-2044	1,179,943	1,227,645
FNMA (6 Month LIBOR +1.63%) ±	1.88	1-1-2022	486	486
FNMA (1 Year Treasury Constant Maturity +1.88%) ±	1.88	8-1-2031	44,852	45,006
FNMA (11th District Cost of Funds +1.40%) ±	1.90	4-1-2024	433,535	432,706
FNMA (12 Month LIBOR +1.57%) ±	1.90	1-1-2040	76,065	77,468
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (12 Month Treasury Average +1.82%) ±	1.91%	6-1-2035	$ 270,348	$ 281,379
FNMA (12 Month LIBOR +1.67%) ±	1.92	7-1-2035	571,275	602,301
FNMA (11th District Cost of Funds +1.78%) ±	1.92	1-1-2036	144,236	144,817
FNMA (12 Month Treasury Average +1.86%) ±	1.93	11-1-2035	67,004	69,872
FNMA (1 Year Treasury Constant Maturity +1.83%) ±	1.96	4-1-2030	7,971	7,977
FNMA (12 Month Treasury Average +1.87%) ±	1.96	11-1-2035	394,454	396,235
FNMA (12 Month LIBOR +1.56%) ±	1.96	9-1-2036	200,775	202,661
FNMA (12 Month LIBOR +1.53%) ±	1.97	9-1-2035	369,990	388,631
FNMA (12 Month LIBOR +1.63%) ±	1.98	11-1-2038	131,664	137,725
FNMA (12 Month LIBOR +1.60%) ±	1.98	3-1-2046	1,682,962	1,746,771
FNMA (6 Month LIBOR +1.74%) ±	1.99	10-1-2024	20,906	20,994
FNMA (6 Month LIBOR +1.74%) ±	1.99	12-1-2024	26,228	26,262
FNMA %%	2.00	9-14-2051	5,440,000	5,514,588
FNMA (1 Year Treasury Constant Maturity +1.89%) ±	2.02	6-1-2032	48,749	48,486
FNMA (12 Month LIBOR +1.75%) ±	2.03	7-1-2035	287,192	303,088
FNMA (12 Month LIBOR +1.76%) ±	2.03	6-1-2036	141,622	149,929
FNMA (12 Month LIBOR +1.70%) ±	2.04	4-1-2034	336,220	353,600
FNMA (12 Month LIBOR +1.75%) ±	2.04	4-1-2034	232,102	234,530
FNMA (12 Month LIBOR +1.75%) ±	2.05	5-1-2035	374,635	392,045
FNMA (12 Month Treasury Average +1.93%) ±	2.05	7-1-2035	443,268	462,772
FNMA (12 Month Treasury Average +1.98%) ±	2.06	11-1-2035	410,041	418,949
FNMA (12 Month LIBOR +1.67%) ±	2.06	6-1-2041	1,098,431	1,159,125
FNMA (1 Year Treasury Constant Maturity +1.96%) ±	2.08	3-1-2032	15,283	15,324
FNMA (12 Month Treasury Average +1.99%) ±	2.08	7-1-2035	319,607	334,419
FNMA (12 Month Treasury Average +2.00%) ±	2.08	11-1-2035	14,547	15,236
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.09	8-1-2025	11,875	11,900
FNMA (12 Month LIBOR +1.75%) ±	2.09	4-1-2033	297,049	298,878
FNMA (12 Month LIBOR +1.72%) ±	2.09	6-1-2035	66,706	70,475
FNMA (12 Month Treasury Average +2.03%) ±	2.09	10-1-2035	185,153	194,089
FNMA (1 Year Treasury Constant Maturity +1.93%) ±	2.09	7-1-2038	428,532	429,487
FNMA (12 Month LIBOR +1.72%) ±	2.11	7-1-2043	1,554,140	1,637,440
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.12	7-1-2035	246,973	249,589
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	2.13	12-1-2032	201,374	201,489
FNMA (12 Month LIBOR +1.75%) ±	2.13	1-1-2035	283,844	297,253
FNMA (11th District Cost of Funds +1.83%) ±	2.13	1-1-2036	15,587	15,684
FNMA (11th District Cost of Funds +1.81%) ±	2.15	3-1-2033	178,925	179,871
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	2.15	12-1-2033	301,271	303,752
FNMA (12 Month LIBOR +1.77%) ±	2.17	1-1-2042	1,649,057	1,747,349
FNMA (6 Month LIBOR +1.93%) ±	2.18	6-1-2032	57,352	57,863
FNMA (12 Month LIBOR +1.93%) ±	2.18	5-1-2037	550,432	581,650
FNMA (12 Month LIBOR +1.89%) ±	2.18	5-1-2038	368,913	392,214
FNMA (12 Month LIBOR +1.78%) ±	2.18	7-1-2044	2,049,011	2,170,805
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.19	8-1-2033	351,081	351,940
FNMA (12 Month Treasury Average +2.07%) ±	2.19	1-1-2035	242,078	245,252
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.19	9-1-2036	212,630	211,942
FNMA (1 Year Treasury Constant Maturity +2.11%) ±	2.20	4-1-2040	77,312	80,546
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.21	6-1-2035	85,388	85,760
FNMA (1 Year Treasury Constant Maturity +2.09%) ±	2.21	1-1-2036	64,106	65,292
FNMA (11th District Cost of Funds +1.85%) ±	2.22	10-1-2027	157,037	159,124
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.22	7-1-2035	53,442	55,500
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.22	7-1-2035	220,454	228,547
FNMA (1 Year Treasury Constant Maturity +2.10%) ±	2.22	7-1-2035	41,002	40,951
FNMA (U.S. Treasury H15 Treasury Bill 6 Month Auction High Discount +2.23%) ±	2.23	7-1-2025	479	480
FNMA (6 Month LIBOR +1.98%) ±	2.23	9-1-2033	46,916	47,264
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.24%	1-1-2036	$ 273,945	$ 274,615
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	2.25	3-1-2031	23,136	23,164
FNMA (1 Year Treasury Constant Maturity +2.14%) ±	2.25	5-1-2034	323,891	324,116
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.26	1-1-2036	224,089	223,593
FNMA (12 Month LIBOR +1.60%) ±	2.26	8-1-2050	2,844,345	2,958,491
FNMA (6 Month LIBOR +1.97%) ±	2.27	10-1-2024	10,413	10,498
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.27	6-1-2027	36,428	36,432
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.27	9-1-2030	41,567	41,584
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.27	8-1-2035	360,958	377,329
FNMA (12 Month LIBOR +1.60%) ±	2.27	9-1-2037	371,111	372,562
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.28	4-1-2024	9,479	9,480
FNMA (6 Month LIBOR +1.96%) ±	2.28	1-1-2033	51,371	51,710
FNMA (12 Month Treasury Average +2.23%) ±	2.28	8-1-2035	344,191	349,487
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.28	9-1-2035	1,451,488	1,550,118
FNMA (1 Year Treasury Constant Maturity +2.17%) ±	2.29	12-1-2039	148,246	147,905
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.29	12-1-2040	4,549,402	4,848,319
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.30	12-1-2024	13,491	13,521
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.31	10-1-2034	629,002	670,306
FNMA (1 Year Treasury Constant Maturity +2.19%) ±	2.31	3-1-2035	259,696	262,144
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.31	7-1-2037	157,557	169,011
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.31	12-1-2040	2,082,439	2,217,667
FNMA (1 Year Treasury Constant Maturity +2.13%) ±	2.32	10-1-2025	51,363	51,494
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.32	7-1-2028	70	70
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.32	1-1-2033	622,076	635,086
FNMA (12 Month LIBOR +1.82%) ±	2.32	12-1-2046	61,579	61,641
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	9-1-2022	15,073	15,193
FNMA (12 Month LIBOR +1.83%) ±	2.33	1-1-2033	169,032	169,701
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.33	5-1-2033	385,309	389,321
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	6-1-2033	81,906	81,999
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.33	1-1-2037	524,147	532,556
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.33	5-1-2037	499,939	499,116
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.33	4-1-2038	340,004	345,423
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.33	12-1-2040	1,664,832	1,771,541
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.34	9-1-2033	248,503	249,933
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.34	6-1-2037	1,002,282	1,072,471
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.34	7-1-2038	1,971,725	2,102,838
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	8-1-2031	86,548	86,755
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	10-1-2034	122,257	122,413
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.35	6-1-2035	312,946	334,039
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.35	5-1-2036	1,311,289	1,371,322
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.36	11-1-2038	2,391,774	2,554,302
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.37	1-1-2027	98,870	99,133
FNMA (1 Year Treasury Constant Maturity +2.18%) ±	2.37	9-1-2035	586,579	623,303
FNMA (1 Year Treasury Constant Maturity +2.15%) ±	2.38	2-1-2033	46,918	47,227
FNMA (12 Month LIBOR +1.62%) ±	2.38	8-1-2050	3,400,317	3,551,070
FNMA (11th District Cost of Funds +1.92%) ±	2.39	9-1-2030	149,838	149,321
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.39	10-1-2036	290,479	308,819
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.40	4-1-2024	2,934	2,944
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.40	7-1-2024	4,274	4,284
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.40	10-1-2024	14,717	14,766
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.40	12-1-2030	405,827	406,683
FNMA (12 Month LIBOR +1.90%) ±	2.40	10-1-2034	355,821	359,037
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.41	5-1-2033	91,095	91,742
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.41	5-1-2034	112,607	112,446
FNMA (1 Year Treasury Constant Maturity +2.30%) ±	2.42	1-1-2026	60,646	60,670
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (6 Month LIBOR +2.25%) ±	2.42%	3-1-2034	$ 418,082	$ 425,131
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.44	5-1-2025	16,100	16,153
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	2.44	9-1-2037	362,037	364,704
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.45	4-1-2028	63,905	64,131
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.45	1-1-2031	158,652	159,115
FNMA (1 Year Treasury Constant Maturity +2.32%) ±	2.45	6-1-2032	15,559	15,557
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.45	12-1-2034	331,194	339,774
FNMA (12 Month Treasury Average +2.36%) ±	2.46	8-1-2040	321,728	327,503
FNMA (1 Year Treasury Constant Maturity +2.47%) ±	2.47	9-1-2028	29,188	29,236
FNMA (1 Year Treasury Constant Maturity +2.35%) ±	2.48	6-1-2027	48,683	49,025
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	2.48	11-1-2034	181,452	192,949
FNMA (1 Year Treasury Constant Maturity +2.12%) ±	2.49	8-1-2026	16,143	16,182
FNMA (11th District Cost of Funds +1.82%) ±	2.49	5-1-2028	27,729	27,879
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	2.50	7-1-2027	13,770	13,785
FNMA %%	2.50	9-14-2051	5,440,000	5,649,950
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	2.51	7-1-2027	52,064	52,459
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.51	1-1-2029	86,081	86,091
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	6-1-2024	17,347	17,340
FNMA (1 Year Treasury Constant Maturity +2.28%) ±	2.53	9-1-2026	13,451	13,421
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.53	5-1-2027	34,927	34,866
FNMA (1 Year Treasury Constant Maturity +2.39%) ±	2.53	7-1-2030	183,069	183,908
FNMA (1 Year Treasury Constant Maturity +2.40%) ±	2.53	9-1-2033	338,617	339,926
FNMA (1 Year Treasury Constant Maturity +2.29%) ±	2.54	12-1-2030	16,651	16,621
FNMA (12 Month LIBOR +1.98%) ±	2.54	9-1-2035	190,632	202,908
FNMA (1 Year Treasury Constant Maturity +2.45%) ±	2.55	7-1-2037	999,557	1,076,232
FNMA (12 Month LIBOR +1.62%) ±	2.55	4-1-2050	1,673,115	1,751,641
FNMA (6 Month LIBOR +2.31%) ±	2.56	4-1-2033	161,316	161,669
FNMA (1 Year Treasury Constant Maturity +2.33%) ±	2.57	11-1-2024	23,215	23,429
FNMA (1 Year Treasury Constant Maturity +2.48%) ±	2.61	5-1-2035	338,400	359,076
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.61	7-1-2037	79,450	80,035
FNMA (1 Year Treasury Constant Maturity +2.49%) ±	2.61	4-1-2038	170,906	172,868
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.62	10-1-2029	215,667	216,005
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.63	3-1-2027	24,993	25,193
FNMA (11th District Cost of Funds +1.70%) ±	2.63	4-1-2030	648	654
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	2.63	6-1-2032	73,010	72,725
FNMA (1 Year Treasury Constant Maturity +2.52%) ±	2.64	11-1-2024	12,859	12,889
FNMA (1 Year Treasury Constant Maturity +2.53%) ±	2.64	7-1-2028	176,914	177,191
FNMA (1 Year Treasury Constant Maturity +2.53%) ±	2.66	8-1-2035	189,572	191,334
FNMA (1 Year Treasury Constant Maturity +2.60%) ±	2.72	10-1-2025	4,630	4,663
FNMA (6 Month LIBOR +2.48%) ±	2.73	7-1-2033	29,337	29,380
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.77	7-1-2028	33,486	33,597
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.77	3-1-2030	3,901	3,913
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.79	8-1-2026	88,574	88,651
FNMA (1 Year Treasury Constant Maturity +2.64%) ±	2.80	10-1-2028	74,073	74,241
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.80	7-1-2029	242,161	243,591
FNMA (1 Year Treasury Constant Maturity +2.70%) ±	2.81	5-1-2035	510,251	512,110
FNMA (6 Month LIBOR +2.54%) ±	2.84	4-1-2033	175,408	176,509
FNMA (1 Year Treasury Constant Maturity +2.86%) ±	2.87	9-1-2030	117,065	117,384
FNMA (3 Year Treasury Constant Maturity +2.15%) ±	2.90	8-1-2031	24,948	25,157
FNMA (11th District Cost of Funds +1.22%) ±	2.90	10-1-2034	34,668	35,034
FNMA (Federal Cost of Funds +2.00%) ±	2.98	8-1-2029	26,346	26,480
FNMA (6 Month LIBOR +2.70%) ±	3.05	1-1-2033	52,968	53,199
FNMA (1 Year Treasury Constant Maturity +2.37%) ±	3.07	9-1-2030	387,559	387,959
FNMA (6 Month LIBOR +2.57%) ±	3.09	5-1-2033	652,487	666,129
FNMA (11th District Cost of Funds +1.25%) ±	3.15	4-1-2034	439,405	458,299
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (12 Month Treasury Average +2.48%) ±	3.17%	6-1-2040	$ 484,539	$ 485,585
FNMA (1 Year Treasury Constant Maturity +2.50%) ±	3.25	9-1-2030	320,433	321,274
FNMA (6 Month LIBOR +2.68%) ±	3.26	4-1-2024	55,280	55,703
FNMA (Federal Cost of Funds +2.40%) ±	3.50	2-1-2029	538,171	542,254
FNMA (1 Year Treasury Constant Maturity +1.63%) ±	3.50	11-1-2029	5,641	5,751
FNMA (5 Year Treasury Constant Maturity +1.90%) ±	3.60	9-1-2031	129,803	130,571
FNMA (6 Month LIBOR +3.48%) ±	3.69	12-1-2032	125,363	125,861
FNMA (5 Year Treasury Constant Maturity +2.42%) ±	3.76	6-1-2028	15,432	15,486
FNMA (11th District Cost of Funds +1.82%) ±	3.87	6-1-2034	60,525	61,587
FNMA (3 Year Treasury Constant Maturity +1.21%) ±	3.95	3-1-2030	12,633	12,688
FNMA (11th District Cost of Funds +1.93%) ±	4.03	12-1-2036	29,162	31,132
FNMA (6 Month LIBOR +3.57%) ±	4.07	11-1-2031	4,752	4,770
FNMA (3 Year Treasury Constant Maturity +0.00%)	4.34	6-1-2024	4,072	4,098
FNMA (3 Year Treasury Constant Maturity +2.14%) ±	4.39	10-1-2025	3,803	3,813
FNMA (11th District Cost of Funds +1.88%) ±	4.41	5-1-2034	82,072	83,904
FNMA	6.50	8-1-2028	32,401	32,842
FNMA	6.50	5-1-2031	75,968	86,040
FNMA	7.06	12-1-2024	13,474	13,538
FNMA	7.06	1-1-2027	14,715	14,764
FNMA	7.50	1-1-2031	27,975	30,363
FNMA	7.50	1-1-2033	83,846	92,272
FNMA	7.50	5-1-2033	80,095	88,652
FNMA	7.50	5-1-2033	81,855	89,118
FNMA	7.50	7-1-2033	27,685	27,972
FNMA	7.50	8-1-2033	43,757	45,568
FNMA	8.00	12-1-2026	22,038	22,962
FNMA	8.00	2-1-2030	128	129
FNMA	8.00	3-1-2030	119	121
FNMA	8.00	5-1-2033	36,443	36,912
FNMA	8.50	8-15-2024	7,592	7,681
FNMA %%	3.00	9-14-2051	6,000,000	6,276,328
FNMA Series 1992-39 Class FA (7 Year Treasury Constant Maturity +0.00%) ±	1.05	3-25-2022	2,179	2,176
FNMA Series 1992-45 Class F (7 Year Treasury Constant Maturity +0.00%) ±	1.05	4-25-2022	1,100	1,097
FNMA Series 1992-87 Class Z	8.00	5-25-2022	593	602
FNMA Series 1993-113 Class FA (10 Year Treasury Constant Maturity -0.65%) ±	0.61	7-25-2023	10,421	10,413
FNMA Series 1993-247 Class FM (11th District Cost of Funds +1.20%) ±	1.48	12-25-2023	64,878	65,567
FNMA Series 1994-14 Class F (11th District Cost of Funds +1.60%) ±	1.88	10-25-2023	35,157	35,659
FNMA Series 2001-50 Class BA	7.00	10-25-2041	77,437	88,444
FNMA Series 2001-63 Class FD (1 Month LIBOR +0.60%) ±	0.69	12-18-2031	65,893	66,396
FNMA Series 2001-81 Class F (1 Month LIBOR +0.55%) ±	0.63	1-25-2032	27,943	28,165
FNMA Series 2001-T08 Class A1	7.50	7-25-2041	74,061	87,872
FNMA Series 2001-T10 Class A2	7.50	12-25-2041	1,262,403	1,453,829
FNMA Series 2001-T12 Class A2	7.50	8-25-2041	100,793	119,259
FNMA Series 2001-T12 Class A4 ±±	3.87	8-25-2041	2,310,182	2,406,294
FNMA Series 2001-W01 Class AV1 (1 Month LIBOR +0.12%) ±	0.20	8-25-2031	32,156	31,410
FNMA Series 2001-W03 Class A ±±	7.00	9-25-2041	295,749	325,304
FNMA Series 2002-05 Class FD (1 Month LIBOR +0.90%) ±	0.98	2-25-2032	55,464	56,187
FNMA Series 2002-33 Class A4 ±±	5.28	11-25-2030	88,350	93,636
FNMA Series 2002-59 Class F (1 Month LIBOR +0.40%) ±	0.48	9-25-2032	163,058	163,401
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  19

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2002-66 Class A3 ±±	3.67%	4-25-2042	$ 4,807,123	$ 4,997,502
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	933,522	1,117,290
FNMA Series 2002-T12 Class A5 ±±	4.31	10-25-2041	1,115,401	1,177,066
FNMA Series 2002-T18 Class A5 ±±	4.15	5-25-2042	2,141,387	2,320,801
FNMA Series 2002-T19 Class A4 ±±	3.96	3-25-2042	128,634	140,837
FNMA Series 2002-W01 Class 3A ±±	3.41	4-25-2042	560,085	583,860
FNMA Series 2002-W04 Class A6 ±±	3.35	5-25-2042	966,178	1,015,275
FNMA Series 2003-07 Class A2 ±±	3.57	5-25-2042	425,066	436,022
FNMA Series 2003-63 Class A8 ±±	3.32	1-25-2043	783,472	815,378
FNMA Series 2003-W02 Class 1A3	7.50	7-25-2042	245,558	295,941
FNMA Series 2003-W04 Class 5A ±±	3.27	10-25-2042	598,256	626,362
FNMA Series 2003-W08 Class 4A ±±	3.61	11-25-2042	753,834	807,846
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.20	6-25-2033	1,118,118	1,099,802
FNMA Series 2003-W10 Class 2A ±±	3.31	6-25-2043	1,518,326	1,586,530
FNMA Series 2003-W18 Class 2A ±±	3.48	6-25-2043	2,071,899	2,180,367
FNMA Series 2003-W6 Class 6A ±±	3.27	8-25-2042	712,255	742,009
FNMA Series 2004-17 Class FT (1 Month LIBOR +0.40%) ±	0.48	4-25-2034	564,527	567,434
FNMA Series 2004-T03 Class 1A3	7.00	2-25-2044	295,901	351,384
FNMA Series 2004-T03 Class 2A ±±	3.35	8-25-2043	798,876	825,764
FNMA Series 2004-T1 Class 2A ±±	3.04	8-25-2043	947,603	1,002,091
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	152,004	178,834
FNMA Series 2004-W01 Class 3A ±±	3.71	1-25-2043	43,418	46,459
FNMA Series 2004-W02 Class 5A	7.50	3-25-2044	59,626	69,240
FNMA Series 2004-W12 Class 2A ±±	3.49	6-25-2044	2,348,762	2,491,073
FNMA Series 2004-W15 Class 3A ±±	3.38	6-25-2044	3,483,618	3,677,402
FNMA Series 2005-25 Class PF (1 Month LIBOR +0.35%) ±	0.43	4-25-2035	808,453	813,755
FNMA Series 2005-W03 Class 3A ±±	3.30	4-25-2045	664,550	722,737
FNMA Series 2006-112 Class LF (1 Month LIBOR +0.55%) ±	0.63	11-25-2036	1,098,690	1,115,389
FNMA Series 2006-16 Class FA (1 Month LIBOR +0.30%) ±	0.38	3-25-2036	569,788	572,526
FNMA Series 2006-44 Class FY (1 Month LIBOR +0.57%) ±	0.65	6-25-2036	832,144	844,422
FNMA Series 2006-5 Class 1-A ±±	2.00	8-25-2034	2,747,714	2,881,210
FNMA Series 2006-50 Class FE (1 Month LIBOR +0.40%) ±	0.48	6-25-2036	1,617,886	1,628,252
FNMA Series 2006-W01 Class 3A ±±	2.63	10-25-2045	2,603,585	2,718,562
FNMA Series 2007-109 Class PF (1 Month LIBOR +0.65%) ±	0.73	12-25-2037	753,199	766,765
FNMA Series 2007-4 Class DF (1 Month LIBOR +0.45%) ±	0.53	2-25-2037	696,043	703,102
FNMA Series 2007-86 Class FA (1 Month LIBOR +0.45%) ±	0.53	9-25-2037	1,319,408	1,330,299
FNMA Series 2007-95 Class A2 (1 Month LIBOR +0.25%) ±	0.34	8-27-2036	152,823	150,840
FNMA Series 2008-67 Class FG (1 Month LIBOR +1.00%) ±	1.08	7-25-2038	803,138	827,553
FNMA Series 2009-11 Class FU (1 Month LIBOR +1.00%) ±	1.08	3-25-2049	808,949	815,542
FNMA Series 2010-1 Class FK (1 Month LIBOR +1.20%) ±	1.28	2-25-2040	2,799,175	2,911,738
FNMA Series 2010-27 Class BF (1 Month LIBOR +0.55%) ±	0.63	4-25-2040	2,097,331	2,129,669
FNMA Series 2010-54 Class AF (1 Month LIBOR +0.56%) ±	0.64	4-25-2037	288,017	292,091
FNMA Series 2010-54 Class FT (1 Month LIBOR +0.76%) ±	0.84	4-25-2037	3,992,892	4,084,158
FNMA Series 2011-21 Class PF (1 Month LIBOR +0.35%) ±	0.43	12-25-2041	269,597	271,256
FNMA Series 2012-47 Class FW (1 Month LIBOR +1.70%) ±	1.78	5-25-2027	160,066	164,569
FNMA Series 2013-130 Class CF (1 Month LIBOR +0.25%) ±	0.33	6-25-2043	524,593	525,923
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	0.45	3-25-2043	4,041,805	4,068,348
FNMA Series 2014-10 Class CF (1 Month LIBOR +0.30%) ±	0.40	3-25-2044	1,033,855	1,036,045
FNMA Series 2014-49 Class AF (1 Month LIBOR +0.32%) ±	0.42	8-25-2044	154,739	154,623
FNMA Series 2015-38 Class DF (1 Month LIBOR +0.31%) ±	0.41	6-25-2055	1,613,110	1,617,896
FNMA Series 2015-4 Class FA (1 Month LIBOR +0.35%) ±	0.45	2-25-2045	1,378,400	1,378,784
FNMA Series 2016-40 Class AF (1 Month LIBOR +0.45%) ±	0.55	7-25-2046	490,081	490,460
FNMA Series 2016-58 Class FA (1 Month LIBOR +0.48%) ±	0.58	8-25-2046	788,856	786,657
FNMA Series 2016-62 Class AF (1 Month LIBOR +0.45%) ±	0.55	9-25-2046	797,613	803,002
FNMA Series 2016-64 Class KF (1 Month LIBOR +0.47%) ±	0.57	9-25-2046	1,620,646	1,631,345
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 2016-76 Class CF (1 Month LIBOR +0.45%) ±	0.55%	10-25-2046	$ 930,402	$ 930,988
FNMA Series 2016-82 Class FM (1 Month LIBOR +0.40%) ±	0.50	11-25-2046	1,870,492	1,872,143
FNMA Series 2016-87 Class AF (1 Month LIBOR +0.40%) ±	0.50	11-25-2046	408,161	407,093
FNMA Series 2016-M10 Class FA (1 Month LIBOR +0.62%) ±	0.70	8-25-2028	4,439,793	4,448,211
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	0.56	4-25-2029	3,980,082	4,015,196
FNMA Series 2017-M9 Class F (1 Month LIBOR +0.48%) ±	0.56	5-25-2029	3,714,496	3,745,433
FNMA Series 2018-39 Class WF (1 Month LIBOR +0.30%) ±	0.40	6-25-2048	4,531,469	4,540,445
FNMA Series 2018-47 Class PC	3.50	9-25-2047	462,162	471,340
FNMA Series 2018-72 Class FB (1 Month LIBOR +0.35%) ±	0.43	10-25-2058	3,561,347	3,583,063
FNMA Series 2019-25 Class FA (1 Month LIBOR +0.45%) ±	0.53	6-25-2049	379,289	383,081
FNMA Series 2019-41 Class F (1 Month LIBOR +0.50%) ±	0.58	8-25-2059	3,307,473	3,336,032
FNMA Series 2019-42 Class MF (1 Month LIBOR +0.40%) ±	0.50	8-25-2059	2,685,913	2,675,967
FNMA Series 2019-5 Class FE (1 Month LIBOR +0.45%) ±	0.53	3-25-2049	566,122	572,935
FNMA Series 2020-10 Class Q	3.00	3-25-2050	3,732,511	3,889,752
FNMA Series 2020-36 Class FH (1 Month LIBOR +0.45%) ±	0.53	6-25-2050	3,752,634	3,790,384
FNMA Series 2020-37 Class FD (1 Month LIBOR +0.40%) ±	0.48	6-25-2050	3,378,777	3,408,351
FNMA Series G93-1 Class K	6.68	1-25-2023	22,752	23,261
GNMA %%	0.38	9-30-2071	5,000,000	5,001,563
GNMA	6.45	4-20-2025	20,195	22,226
GNMA	6.45	9-20-2025	22,255	25,359
GNMA	6.50	6-20-2034	28,424	28,627
GNMA	6.50	8-20-2034	125,985	131,238
GNMA	9.00	9-20-2024	505	512
GNMA	9.00	11-20-2024	65	65
GNMA	9.00	1-20-2025	1,701	1,772
GNMA	9.00	2-20-2025	4,190	4,458
GNMA Series 2004-80 Class FA (1 Month LIBOR +0.40%) ±	0.49	10-20-2034	496,974	499,682
GNMA Series 2006-16 Class DF (1 Month LIBOR +0.11%) ±	0.20	4-20-2036	2,531,968	2,530,867
GNMA Series 2008-65 Class FG (1 Month LIBOR +0.75%) ±	0.84	8-20-2038	847,564	856,240
GNMA Series 2008-68 Class FA (1 Month LIBOR +0.95%) ±	1.04	8-20-2038	1,063,639	1,080,106
GNMA Series 2009-50 Class FW (1 Month LIBOR +1.00%) ±	1.09	7-20-2039	985,234	1,004,340
GNMA Series 2009-52 Class FD (1 Month LIBOR +0.95%) ±	1.05	7-16-2039	513,547	522,848
GNMA Series 2010-25 Class FH (1 Month LIBOR +0.72%) ±	0.82	2-16-2040	603,535	612,944
GNMA Series 2011-H12 Class FA (1 Month LIBOR +0.49%) ±	0.59	2-20-2061	1,031,559	1,034,376
GNMA Series 2011-H17 Class FA (1 Month LIBOR +0.53%) ±	0.63	6-20-2061	572,342	574,759
GNMA Series 2014-44 Class IA	3.50	5-20-2028	3,149,858	185,632
GNMA Series 2014-H16 Class FL (1 Month LIBOR +0.47%) ±	0.56	7-20-2064	980,268	983,055
GNMA Series 2014-H22 Class FC (1 Month LIBOR +0.48%) ±	0.58	11-20-2064	1,950,848	1,960,665
GNMA Series 2015-H23 Class TA (1 Month LIBOR +0.47%) ±	0.57	9-20-2065	1,912,722	1,922,424
GNMA Series 2017-130 Class FH (1 Month LIBOR +0.30%) ±	0.39	8-20-2047	1,895,762	1,900,116
GNMA Series 2017-H11 Class FE (12 Month LIBOR +0.18%) ±	0.46	5-20-2067	3,740,406	3,714,571
GNMA Series 2017-H11 Class FP (1 Month LIBOR +0.22%) ±	0.32	4-20-2067	188,197	188,276
GNMA Series 2018-120 Class FL (1 Month LIBOR +0.30%) ±	0.39	9-20-2048	587,413	587,096
GNMA Series 2018-49 Class FM (1 Month LIBOR +0.25%) ±	0.34	4-20-2048	1,885,997	1,887,647
GNMA Series 2018-H07 Class FD (1 Month LIBOR +0.30%) ±	0.40	5-20-2068	562,348	562,094
GNMA Series 2018-H13 Class FC (1 Month LIBOR +0.30%) ±	0.40	7-20-2068	403,377	403,152
GNMA Series 2019-42 Class F (1 Month LIBOR +0.45%) ±	0.55	3-20-2046	1,978,348	1,984,055
GNMA Series 2019-H10 Class FB (1 Month LIBOR +0.60%) ±	0.70	6-20-2069	3,860,471	3,908,514
GNMA Series 2019-H15 Class FE (1 Month LIBOR +0.63%) ±	0.73	9-20-2069	2,930,115	2,980,956
GNMA Series 2020-H12 Class F (1 Month LIBOR +0.50%) ±	0.59	7-20-2070	670,390	675,698
GNMA Series 2020-H19 Class FB (1 Month LIBOR +0.45%) ±	0.54	11-20-2070	3,591,160	3,620,934
GNMA Series 2020-H20 Class FA (1 Month LIBOR +0.35%) ±	0.44	4-20-2070	4,220,425	4,216,392
GNMA Series 2021-H01 Class FC (1 Month LIBOR +0.40%) ±	0.49	11-20-2070	2,167,592	2,171,732
Total Agency securities (Cost $413,104,724)				415,940,058
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  21

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 13.40%
Brazos Education Funding Series 2015-1 Class A (1 Month LIBOR +1.00%) 144A±	1.08%	10-25-2056	$ 2,767,342	$ 2,795,442
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	0.83	2-27-2068	1,986,103	1,989,931
ECMC Group Student Loan Trust Series 2018-2A Class A (1 Month LIBOR +0.80%) 144A±	0.88	9-25-2068	4,280,080	4,314,455
ECMC Group Student Loan Trust Series 2019-1A Class A1B (1 Month LIBOR +1.00%) 144A±	1.08	7-25-2069	2,890,587	2,936,391
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	1.23	11-25-2069	3,742,169	3,818,259
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	1.08	1-27-2070	3,263,074	3,307,546
EFS Volunteer LLC Series 2010-1 Class A2 (3 Month LIBOR +0.85%) 144A±	0.98	10-25-2035	913,830	916,560
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	1,517,300	1,523,204
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR +0.60%) 144A±	0.68	7-26-2066	2,365,780	2,371,811
Navient Student Loan Trust Series 2018-2A Class A2 (1 Month LIBOR +0.38%) 144A±	0.46	3-25-2067	2,124,881	2,126,529
Navient Student Loan Trust Series 2018-2A Class A3 (1 Month LIBOR +0.75%) 144A±	0.83	3-25-2067	5,280,000	5,341,717
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.42%) 144A±	0.50	3-25-2067	2,068,244	2,065,627
Navient Student Loan Trust Series 2018-4A Class A2 144A (1 Month LIBOR +0.68%) 144A±	0.76	6-27-2067	4,585,464	4,623,880
Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	1.08	2-27-2068	7,900,000	8,121,499
Navient Student Loan Trust Series 2020-1A Class A1B (1 Month LIBOR +1.05%) 144A±	1.13	6-25-2069	2,961,462	3,004,646
Navient Student Loan Trust Series 2020-2A Class A1B (1 Month LIBOR +0.90%) 144A±	0.98	8-26-2069	1,383,353	1,408,580
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	1,899,555	1,912,722
Navient Student Loan Trust Series 2021-1A Clas A1B 144A (1 Month LIBOR +0.60%) 144A±	0.68	12-26-2069	1,085,160	1,091,749
Nelnet Student Loan Trust Series 2007-1 Class A3 (3 Month LIBOR +0.07%) ±	0.20	5-27-2025	357,607	357,160
Nelnet Student Loan Trust Series 2019-2A Class A (1 Month LIBOR +0.90%) 144A±	0.98	6-27-2067	4,172,206	4,242,522
Nelnet Student Loan Trust Series 2019-4A Class A (1 Month LIBOR +0.87%) 144A±	0.95	9-26-2067	904,645	914,288
Nelnet Student Loan Trust Series 2019-7A Class A1 (1 Month LIBOR +0.50%) 144A±	0.58	1-25-2068	1,490,488	1,494,037
New Hampshire Higher Education Loan Corporation Series 2020-1 Class A1B (1 Month LIBOR +1.20%) ±	1.28	9-25-2060	3,321,873	3,429,410
North Texas Higher Education Authority Incorporated Series 2011-1 Class A1 (3 Month LIBOR +1.10%) ±	1.25	4-1-2040	3,295,861	3,321,916
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.79	12-17-2068	4,000,000	4,007,511
SLM Student Loan Trust Series 2004-10 Class A7B (3 Month LIBOR +0.60%) 144A±	0.73	10-25-2029	473,345	473,969
SLM Student Loan Trust Series 2005-4 Class A3 (3 Month LIBOR +0.12%) ±	0.25	1-25-2027	691,002	689,255
South Carolina Student Loan Series 2008-1 Class A4 (3 Month LIBOR +1.00%) ±	1.12	9-3-2024	255,098	256,010
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Adjustable Rate Government Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.30%	10-25-2027	$ 186,595	$ 187,419
Towd Point Mortgage Trust Series 2017-5 Class A1 (1 Month LIBOR +0.60%) 144A±	0.68	2-25-2057	1,039,704	1,040,386
Total Asset-backed securities (Cost $73,376,295)				74,084,431
Corporate bonds and notes: 0.37%
Financials: 0.37%
Banks: 0.37%
International Development Finance Corporation ¤	0.00	6-21-2025	2,000,000	2,061,833
Total Corporate bonds and notes (Cost $2,042,397)				2,061,833
Non-agency mortgage-backed securities: 2.36%
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	1,598,405	1,597,652
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	1,829,493	1,832,744
GS Mortgage-Backed Securities Trust Series 2020-PJ4 Class A2 144A±±	3.00	1-25-2051	1,061,915	1,079,150
Imperial Fund LLC Series 2021-NQM2 Class A2 144A 144A±±	1.36	9-25-2056	860,000	862,313
JPMorgan Mortgage Trust Series 2016-5 Class A1 144A±±	2.48	12-25-2046	1,236,595	1,246,073
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.88	11-25-2053	1,885,000	1,887,589
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	727,082	727,304
New Residential Mortgage Loan Trust Series 2018-4A Class A1M (1 Month LIBOR +0.90%) 144A±	0.98	1-25-2048	1,697,225	1,699,690
New Residential Mortgage Loan Trust Series 2020-RPL1 Class A1 144A±±	2.75	11-25-2059	295,760	304,436
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94	5-25-2065	1,809,775	1,809,767
Total Non-agency mortgage-backed securities (Cost $13,062,292)				13,046,718

	Yield	Shares
Short-term investments: 12.25%
Investment companies: 7.73%
Wells Fargo Government Money Market Fund Select Class ♠∞##	0.03	42,764,138	42,764,138

				Principal
U.S. Treasury securities: 4.52%
U.S. Treasury Bill ☼		0.02	9-28-2021	$25,000,000	24,999,344
Total Short-term investments (Cost $67,763,669)					67,763,482
Total investments in securities (Cost $569,349,377)	103.59%				572,896,522
Other assets and liabilities, net	(3.59)				(19,869,600)
Total net assets	100.00%				$553,026,922

The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  23

Portfolio of investments—August 31, 2021

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$49,544,301	$416,489,622	$(423,269,785)	$0	$0	$42,764,138	42,764,138	$9,494
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(80)	12-21-2021	$(10,689,864)	$(10,676,250)	$ 13,614	$ 0
2-Year U.S. Treasury Notes	(427)	12-31-2021	(94,016,043)	(94,080,110)	0	(64,067)
5-Year U.S. Treasury Notes	(242)	12-31-2021	(29,913,082)	(29,939,938)	0	(26,856)
					$13,614	$(90,923)
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Adjustable Rate Government Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $526,585,239)	$ 530,132,384
Investments in affiliated securites, at value (cost $42,764,138)	42,764,138
Cash	8,840
Cash at broker segregated for futures contracts	478,000
Principal paydown receivable	1,789,274
Receivable for interest	650,158
Receivable for Fund shares sold	113,666
Receivable for daily variation margin on open futures contracts	11,474
Prepaid expenses and other assets	81,895
Total assets	576,029,829
Liabilities
Payable for when-issued transactions	22,484,681
Payable for Fund shares redeemed	265,076
Management fee payable	144,808
Administration fees payable	44,420
Dividends payable	16,642
Distribution fee payable	2,061
Accrued expenses and other liabilities	45,219
Total liabilities	23,002,907
Total net assets	$553,026,922
Net assets consist of
Paid-in capital	$ 547,450,161
Total distributable earnings	5,576,761
Total net assets	$553,026,922
Computation of net asset value and offering price per share
Net assets – Class A	$ 97,273,740
Shares outstanding – Class A1	10,853,519
Net asset value per share – Class A	$8.96
Maximum offering price per share – Class A2	$9.14
Net assets – Class C	$ 3,303,877
Shares outstanding – Class C1	369,269
Net asset value per share – Class C	$8.95
Net assets – Administrator Class	$ 8,299,408
Shares outstanding – Administrator Class[1]	925,673
Net asset value per share – Administrator Class	$8.97
Net assets – Institutional Class	$ 444,149,897
Shares outstanding – Institutional Class[1]	49,558,901
Net asset value per share – Institutional Class	$8.96
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  25

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 5,498,681
Income from affiliated securities	9,494
Total investment income	5,508,175
Expenses
Management fee	1,593,992
Administration fees
Class A	165,665
Class C	6,220
Administrator Class	7,174
Institutional Class	272,659
Shareholder servicing fees
Class A	258,423
Class C	9,707
Administrator Class	17,918
Distribution fee
Class C	29,074
Custody and accounting fees	34,643
Professional fees	85,534
Registration fees	49,926
Shareholder report expenses	41,093
Trustees’ fees and expenses	19,272
Other fees and expenses	44,924
Total expenses	2,636,224
Less: Fee waivers and/or expense reimbursements
Fund-level	(138,937)
Class A	(51,794)
Class C	(10,200)
Administrator Class	(9,255)
Net expenses	2,426,038
Net investment income	3,082,137
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	2,503,330
Futures contracts	251,753
Net realized gains on investments	2,755,083
Net change in unrealized gains (losses) on
Unaffiliated securities	(573,261)
Futures contracts	(40,932)
Net change in unrealized gains (losses) on investments	(614,193)
Net realized and unrealized gains (losses) on investments	2,140,890
Net increase in net assets resulting from operations	$5,223,027
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Adjustable Rate Government Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 3,082,137		$ 6,105,573
Net realized gains on investments		2,755,083		61,759
Net change in unrealized gains (losses) on investments		(614,193)		(1,792,315)
Net increase in net assets resulting from operations		5,223,027		4,375,017
Distributions to shareholders from
Net investment income and net realized gains
Class A		(566,177)		(2,146,645)
Class C		(1,311)		(64,201)
Administrator Class		(49,812)		(118,284)
Institutional Class		(2,722,077)		(3,818,289)
Total distributions to shareholders		(3,339,377)		(6,147,419)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,717,622	15,375,208	2,808,277	25,108,322
Class C	198,409	1,770,746	241,187	2,157,808
Administrator Class	412,523	3,701,212	341,277	3,042,765
Institutional Class	40,953,608	366,875,929	20,269,482	180,910,886
		387,723,095		211,219,781
Reinvestment of distributions
Class A	53,731	481,201	207,797	1,859,418
Class C	141	1,262	6,361	56,841
Administrator Class	5,497	49,250	13,037	116,596
Institutional Class	264,936	2,373,163	374,832	3,351,646
		2,904,876		5,384,501
Payment for shares redeemed
Class A	(3,420,031)	(30,618,407)	(3,727,766)	(33,483,672)
Class C	(357,221)	(3,193,038)	(454,968)	(4,072,575)
Administrator Class	(397,467)	(3,564,439)	(43,358)	(388,738)
Institutional Class	(23,947,576)	(214,470,110)	(5,966,182)	(53,278,794)
		(251,845,994)		(91,223,779)
Net increase in net assets resulting from capital share transactions		138,781,977		125,380,503
Total increase in net assets		140,665,627		123,608,101
Net assets
Beginning of period		412,361,295		288,753,194
End of period		$ 553,026,922		$412,361,295
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.04	0.17	0.18 [1]	0.10	0.06
Net realized and unrealized gains (losses) on investments	0.05	(0.06)	0.05	(0.01)	(0.04)
Total from investment operations	0.09	0.11	0.23	0.09	0.02
Distributions to shareholders from
Net investment income	(0.05)	(0.17)	(0.18)	(0.12)	(0.07)
Net realized gains	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.05)	(0.17)	(0.18)	(0.12)	(0.07)
Net asset value, end of period	$8.96	$8.92	$8.98	$8.93	$8.96
Total return[3]	0.99%	1.25%	2.64%	0.98%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.88%	0.88%	0.83%	0.80%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	0.49%	1.92%	2.04%	1.28%	0.72%
Supplemental data
Portfolio turnover rate	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$97,274	$111,538	$118,675	$103,963	$153,953

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.91	$8.97	$8.93	$8.96	$9.01
Net investment income (loss)	(0.00) [1,2]	0.10 [1]	0.10 [1]	0.05 [1]	(0.00) [1,2]
Net realized and unrealized gains (losses) on investments	0.04	(0.06)	0.06	(0.03)	(0.05)
Total from investment operations	0.04	0.04	0.16	0.02	(0.05)
Distributions to shareholders from
Net investment income	(0.00) [3]	(0.10)	(0.12)	(0.05)	(0.00) [3]
Net realized gains	0.00	(0.00) [3]	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [3]	(0.10)	(0.12)	(0.05)	(0.00) [3]
Net asset value, end of period	$8.95	$8.91	$8.97	$8.93	$8.96
Total return[4]	0.48%	0.50%	1.76%	0.23%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.63%	1.62%	1.55%	1.55%
Net expenses	1.27% [5]	1.49%	1.49%	1.49%	1.49%
Net investment income (loss)	(0.02)%	1.17%	1.13%	0.54%	(0.04)%
Supplemental data
Portfolio turnover rate	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$3,304	$4,702	$6,594	$45,693	$60,766

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005)
[3]	Amount is less than $0.005.
[4]	Total return calculations do not include any sales charges.
[5]	Ratio reflects class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.22% higher.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.06 [1]	0.18 [1]	0.19 [1]	0.13 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	0.05	(0.06)	0.06	(0.03)	(0.04)
Total from investment operations	0.11	0.12	0.25	0.10	0.03
Distributions to shareholders from
Net investment income	(0.06)	(0.18)	(0.20)	(0.13)	(0.08)
Net realized gains	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.06)	(0.18)	(0.20)	(0.13)	(0.08)
Net asset value, end of period	$8.97	$8.92	$8.98	$8.93	$8.96
Total return	1.24%	1.40%	2.78%	1.12%	0.37%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.81%	0.81%	0.77%	0.74%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.64%	1.98%	2.12%	1.42%	0.82%
Supplemental data
Portfolio turnover rate	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$8,299	$8,076	$5,337	$9,140	$18,805

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Adjustable Rate Government Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.92	$8.98	$8.93	$8.96	$9.01
Net investment income	0.07 [1]	0.19 [1]	0.22	0.16	0.09
Net realized and unrealized gains (losses) on investments	0.04	(0.06)	0.04	(0.05)	(0.04)
Total from investment operations	0.11	0.13	0.26	0.11	0.05
Distributions to shareholders from
Net investment income	(0.07)	(0.19)	(0.21)	(0.14)	(0.10)
Net realized gains	0.00	(0.00) [2]	0.00	0.00	0.00
Total distributions to shareholders	(0.07)	(0.19)	(0.21)	(0.14)	(0.10)
Net asset value, end of period	$8.96	$8.92	$8.98	$8.93	$8.96
Total return	1.27%	1.54%	2.93%	1.26%	0.51%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.54%	0.54%	0.50%	0.47%
Net expenses	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income	0.74%	2.12%	2.27%	1.55%	0.98%
Supplemental data
Portfolio turnover rate	53%	9%	5%	3%	2%
Net assets, end of period (000s omitted)	$444,150	$288,045	$158,147	$235,078	$397,529

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Adjustable Rate Government Fund  |  31

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Adjustable Rate Government Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

32  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Adjustable Rate Government Fund  |  33

Notes to financial statements
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $569,482,402 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$4,213,611
Gross unrealized losses	(876,800)
Net unrealized gains	$3,336,811
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 415,940,058	$0	$ 415,940,058
Asset-backed securities	0	74,084,431	0	74,084,431
Corporate bonds and notes	0	2,061,833	0	2,061,833
Non-agency mortgage-backed securities	0	13,046,718	0	13,046,718
Short-term investments
Investment companies	42,764,138	0	0	42,764,138
U.S. Treasury securities	24,999,344	0	0	24,999,344
	67,763,482	505,133,040	0	572,896,522
Futures contracts	13,614	0	0	13,614
Total assets	$67,777,096	$505,133,040	$0	$572,910,136
Liabilities
Futures contracts	$ 90,923	$ 0	$0	$ 90,923
Total liabilities	$ 90,923	$ 0	$0	$ 90,923
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

34  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived certain class-level expenses during the year ended August 31, 2021 . These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:

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Notes to financial statements
Expense ratio caps
Class A	0.74%
Class C	1.49
Administrator Class	0.60
Institutional Class	0.46
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $588 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$352,280,190	$120,795,217	$218,518,634	$9,627,640
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts for duration and yield curve management. The Fund had an average notional amount of $336,462 in long futures contracts and $122,372,329 in short futures contracts during the year ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.

36  |  Wells Fargo Adjustable Rate Government Fund

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$3,283,861	$6,122,808
Long-term capital gain	55,516	24,611
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$2,333,899	$3,336,811
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo Adjustable Rate Government Fund  |  37

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Adjustable Rate Government Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

38  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $55,516 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2021.
For the fiscal year ended August 31, 2021, $3,372,898 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	22,838,327
Shares voted “Against”	791,743
Shares voted “Abstain”	2,041,784
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	22,838,039
Shares voted “Against”	796,803
Shares voted “Abstain”	2,037,012
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Adjustable Rate Government Fund  |  39

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

40  |  Wells Fargo Adjustable Rate Government Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Adjustable Rate Government Fund  |  41

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

42  |  Wells Fargo Adjustable Rate Government Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Adjustable Rate Government Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Adjustable Rate Government Fund  |  43

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for the ten-year period ended December 31, 2020, and lower than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 6-Month Treasury Bill Index, for the one-, three- and ten-year periods ended December 31, 2020, and lower than its benchmark index for the five-year period ended December 31, 2020.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the Fund’s investment strategies, structural biases and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the benchmark for certain of the time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for Administrator Class and Institutional Class, and higher than the median net operating expense ratios of the expense Group for Class A. The Board noted that the Fund’s expense ratio caps would be maintained.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

44  |  Wells Fargo Adjustable Rate Government Fund

Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Wells Fargo Adjustable Rate Government Fund  |  45

Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

46  |  Wells Fargo Adjustable Rate Government Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

Wells Fargo Adjustable Rate Government Fund  |  47

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

48  |  Wells Fargo Adjustable Rate Government Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo Adjustable Rate Government Fund  |  49

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

50  |  Wells Fargo Adjustable Rate Government Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Adjustable Rate Government Fund  |  51

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

52  |  Wells Fargo Adjustable Rate Government Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00636 10-21
A215/AR215 08-21

Annual Report
August 31, 2021
Wells Fargo
Conservative Income Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Conservative Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Conservative Income Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Conservative Income Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Conservative Income Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Conservative Income Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Conservative Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Andrew M. Greenberg, CFA®‡, Anthony J. Melville, CFA®‡, Jeffrey L. Weaver, CFA®‡
Average annual total returns (%) as of August 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	Gross	Net [2]
Class A2 (WCIAX)[3]	5-29-2020	0.11	1.40	0.98	0.71	0.50
Institutional Class (WCIIX)	5-31-2013	0.35	1.64	1.21	0.38	0.25
Bloomberg 6-9 Month Treasury Bill Index[4]	–	0.11	1.30	0.86 *	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund's website, wfam.com..
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Class A2 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
*	Based on the inception date of the oldest Fund class.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A2, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A2 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class A2 shares.
[4]	The Bloomberg 6-9 Month Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than nine months and more than six, are rated investment-grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)
Growth of $1,000,000 investment as of August 31, 20211
[1]	The chart compares the performance of Institutional Class shares since inception with the Bloomberg 6-9 Month Treasury Bill Index. The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares and reflects all operating expenses.

Wells Fargo Conservative Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund's Institutional share class outperformed its benchmark, the Bloomberg 6–9 Month Treasury Bill Index, for the 12-month period that ended August 31, 2021. The Fund's A2 share class performed in line with its benchmark.
■	The Fund is primarily invested in securities with a yield advantage over Treasuries, which added to performance. Corporate bonds were the largest contributor to performance followed by asset-backed securities (ABS). Both sectors exhibited sound fundamentals and investor demand was robust.
■	Duration and yield-curve positioning were slight detractors from performance.
The Fed has been accommodative.
The federal funds target rate has been in a range of 0 to 25 basis points (bps; 100 bps equal 1.00%) since March 2020. This action was taken in response to the COVID-19 pandemic. In addition to extremely low interest rates, the U.S. Federal Reserve (Fed) has been purchasing $120 billion per month of Treasuries and agency mortgage-backed securities (MBS) in an effort to stimulate the economy. As the country begins to emerge from the restrictions imposed to control the COVID-19 pandemic, the economy has and should continue to exhibit strong performance. The Fed has communicated that the purchase of Treasuries and MBS securities will be wound down, commonly referred to as tapering of its purchase program. This step will allow the Fed to consider hiking the federal funds rate at a later date. The Fund’s duration will likely be positioned in a defensive manner short relative to the benchmark as the economy improves and the accommodative stance by the Fed is gradually removed.
Ten largest holdings (%) as of August 31, 2021[1]
HPEFS Equipment Trust Series 2021-1A Class C, 0.75%, 3-20-2031	1.72
Mizuho Financial Group, 0.97%, 7-16-2023	1.35
Royal Bank of Canada, 0.49%, 1-17-2023	1.35
Chevron Corporation, 1.03%, 5-11-2023	1.24
Lloyds Banking Group plc, 3.00%, 1-11-2022	1.21
Southern California Edison's First Mortgage, 0.69%, 4-3-2023	1.14
Credit Suisse New York, 2.80%, 4-8-2022	1.13
US Bank NA/Cincinnati, 0.26%, 6-2-2023	1.13
Venture CDO Limited Series 16-25A Class AR, 1.15%, 4-20-2029	1.12
Metropolitan Life Global Funding Incorporated, 1.95%, 9-15-2021	1.12
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund’s duration was shortened in anticipation of a higher interest rate environment.
The Fund’s duration, which was longer than the benchmark through the first quarter of 2021, was shortened starting in the second quarter of this year and is currently positioned at 0.50 years. This was done by increasing the exposure to corporate floating-rate notes to 35% of the portfolio and reducing our corporate fixed-rate allocation. The move to shorten the duration of the portfolio is an appropriate step given our outlook on interest rates, and we will continue to monitor the economy for the proper duration stance.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Yield-advantaged sectors added value.
The Fund’s largest allocation was to corporate bonds followed by our allocation to ABS. Both sectors performed well. The ABS sector provided slightly higher returns than corporates, but the allocation to corporate notes was much larger at 70% and was the and was the largest contributor to outperformance. The fundamentals of the corporate note sector remain strong as corporations have generally been strengthening their balance sheets by borrowing at low interest rates and retiring their existing high interest rate debt. The Fund’s ABS exposure is in highly rated consumer

8  |  Wells Fargo Conservative Income Fund

Performance highlights (unaudited)
ABS and the sector exhibited strong performance as consumers have continued to fulfill their obligations.
The Fund’s allocation to banks, utilities, and life insurance were the largest contributors to performance.
The Fund’s largest allocation in the corporate bond sector was to banks at approximately 28%. Banks had the highest impact on outperformance. The utilities and life insurance sectors, while smaller at approximately 7% and approximately 4%, respectively, did contribute meaningfully to performance. The Fund will continue to invest in relatively small positions in individual credits and in various sectors to ensure diversification.
Outlook
The economy appears to be on track for continued robust growth, and inflation has been running above the level the Fed has identified as its target. Combine those factors with continuing employment gains and it would appear that higher interest rates will be realized. The Fund will be positioned short of its benchmark in anticipation of higher rates. We will use our Global Credit Research team to mitigate credit risk and identify opportunities to add value to the portfolio. We will continue to monitor the economic recovery, the employment outlook, and the pace of inflation for signs that the Fed will take the necessary steps to start on a tightening path.

Wells Fargo Conservative Income Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A2
Actual	$1,000.00	$ 999.63	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
Institutional Class
Actual	$1,000.00	$1,000.89	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 1.70%
FNMA	3.00%	1-1-2028	$2,606,282	$ 2,744,248
GNMA ±±	4.46	8-20-2070	3,263,882	3,567,977
Total Agency securities (Cost $6,233,462)				6,312,225
Asset-backed securities: 19.96%
AmeriCredit Automobile Receivables Trust Series 2020-1 Class A3	1.11	8-19-2024	3,250,705	3,262,439
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.18	11-20-2028	3,435,697	3,436,484
CarMax Auto Owner Trust Series 2017-4 Class C	2.70	10-16-2023	1,000,000	1,006,327
CarMax Auto Owner Trust Series 2018-1 Class B	2.83	9-15-2023	1,500,000	1,518,106
CarMax Auto Owner Trust Series 2020-1 Class A2	1.87	4-17-2023	443,905	444,728
CarMax Auto Owner Trust Series 2020-4 Class A2	0.31	1-16-2024	653,389	653,718
CCG Receivables Trust Series 2018-2 Class A2 144A	3.09	12-15-2025	132,646	132,882
CCG Receivables Trust Series 2020-1 Class A2 144A	0.54	12-14-2027	1,852,721	1,857,509
Chesapeake Funding II LLC Series 2020-1A Class A1 144A	0.87	8-16-2032	1,370,900	1,378,691
DLL Securitization Trust Series 2019-MA2 Class A3 144A	2.34	9-20-2023	1,471,748	1,483,423
Dllad LLC Series 2021-1 144A	0.35	9-20-2024	800,000	800,161
Donlen Fleet Lease Funding Series 2021-2 Class A1 (1 Month LIBOR +0.33%) 144A±	0.43	12-11-2034	2,280,000	2,282,919
Dorchester Park CLO Limited Series 2016-25A Class AR (3 Month LIBOR +0.90%) 144A±	1.03	4-20-2028	2,192,752	2,193,844
Enterprise Fleet Financing LLC Series 2018-3 Class A2 144A	3.38	5-20-2024	463,737	465,469
Enterprise Fleet Financing LLC Series 2020-1 Class A2 144A	1.78	12-22-2025	1,651,840	1,672,068
Evergreen Credit Card Trust Series 2019-3 Class B 144A	2.36	10-16-2023	3,750,000	3,763,029
Ford Credit Auto Owner Trust Series 2019-B Class A3	2.23	10-15-2023	967,316	975,948
Foursight Capital Automobile Receivables Trust Series 2021-1 Class A2 144A	0.40	8-15-2024	2,566,758	2,567,397
GM Financial Automobile Leasing Trust Series 2020 -3 Class A2A	0.35	11-21-2022	856,164	856,528
Great America Leasing Receivables Funding LLC Series 2021-1 Class A2 144A	0.27	6-15-2023	2,735,000	2,736,329
HPEFS Equipment Trust Series 2021-1A Class C 144A	0.75	3-20-2031	6,400,000	6,402,124
Hyundai Auto Lease Securitization Trust Series 2019-B Class A3 144A	2.04	8-15-2022	1,758,994	1,761,732
Hyundai Auto Lease Securitization Trust Series 2021-A Class B 144A	0.61	10-15-2025	1,800,000	1,804,245
Mercedes-Benz Auto Receivables Trust Series 2019-1 Class 3	1.94	3-15-2024	3,844,761	3,881,066
MMAF Equipment Finance LLC Series 2020-Ba Class A2 144A	0.38	8-14-2023	975,372	976,363
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	1,079,113	1,079,838
Oscar US Funding Trust Series 2021-2A Class A2 144A	0.39	8-12-2024	1,630,000	1,630,095
Santander Consumer Auto Receivables Trust Series 2020-BA Class A2 144A	0.38	2-15-2023	399,436	399,496
Santander Retail Auto Lease Trust Series 2019-B Class B 144A	2.58	8-21-2023	3,000,000	3,047,782
Santander Retail Auto Lease Trust Series 2020-A Class A2 144A	1.69	1-20-2023	185,591	186,340
Santander Retail Auto Lease Trust Series 2020-B Class A2 144A	0.42	11-20-2023	1,040,980	1,042,763
SoFi Consumer Loan Program Trust Series 2019-2 Class A 144A	3.01	4-25-2028	10,593	10,607
SoFi Consumer Loan Program Trust Series 2020-1 Class A 144A	2.02	1-25-2029	760,629	765,898
Tesla Auto Lease Trust Series 2020-A Class A2 144A	0.55	5-22-2023	857,948	858,961
Tesla Auto Lease Trust Series 2021-A Class B 144A	1.02	3-20-2025	1,600,000	1,608,817
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Tesla Auto Lease Trust Series 2021-A Class C 144A	1.18%	3-20-2025	$4,000,000	$ 4,010,900
Toyota Auto Receivables Owner Trust Series 2020-A Class A2	1.67	11-15-2022	737,429	738,242
Trillium Credit Card Trust II Series 2020-1A Class B 144A	2.33	12-26-2024	1,355,000	1,363,529
Venture CDO Limited Series 16-25A Class AR (3 Month LIBOR +1.02%) 144A±	1.15	4-20-2029	4,187,247	4,182,122
Volvo Financial Equipment LLC Series 2020-1A Class A2 144A	0.37	4-17-2023	1,236,331	1,236,956
Wheels SPV LLC Series 2020-1A Class A2 144A	0.51	8-20-2029	917,719	919,468
World Omni Auto Lease Trust Series 2018-A Class B	2.89	4-15-2025	600,000	607,340
World Omni Auto Lease Trust Series 2020-A Class A2	1.71	11-15-2022	705,441	707,905
World Omni Auto Lease Trust Series 2020-B Class A2	0.32	9-15-2023	1,480,384	1,481,394
Total Asset-backed securities (Cost $74,077,654)				74,191,982
Corporate bonds and notes: 35.25%
Communication services: 0.73%
Diversified telecommunication services: 0.73%
Verizon Communications Incorporated (U.S. SOFR +0.50%) ±	0.55	3-22-2024	2,700,000	2,718,387
Consumer discretionary: 0.25%
Textiles, apparel & luxury goods: 0.25%
Ralph Lauren Corporation	1.70	6-15-2022	940,000	950,626
Consumer staples: 1.64%
Food & staples retailing: 1.64%
7-Eleven Incorporated (3 Month LIBOR +0.45%) 144A±	0.58	8-10-2022	3,250,000	3,251,042
Kroger Company	2.95	11-1-2021	2,850,000	2,856,241
				6,107,283
Energy: 3.97%
Oil, gas & consumable fuels: 3.97%
BP Capital Markets America Incorporated (3 Month LIBOR +0.65%) ±	0.78	9-19-2022	4,000,000	4,020,763
Chevron Corporation (3 Month LIBOR +0.90%) «±	1.03	5-11-2023	4,525,000	4,587,722
Phillips 66 (3 Month LIBOR +0.62%) ±	0.74	2-15-2024	3,080,000	3,082,686
Pioneer Natural Resource	0.55	5-15-2023	1,500,000	1,498,656
Pioneer Natural Resource	0.75	1-15-2024	1,565,000	1,553,979
				14,743,806
Financials: 17.59%
Banks: 5.48%
Bank of America Corporation (3 Month LIBOR +1.02%) ±	2.88	4-24-2023	2,000,000	2,032,473
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	1,000,000	1,032,500
Bank of America Corporation (3 Month LIBOR +1.16%) ±	3.12	1-20-2023	2,000,000	2,021,174
Bank of America Corporation	5.70	1-24-2022	1,000,000	1,021,679
Citigroup Incorporated (3 Month LIBOR +1.07%) ±	1.20	12-8-2021	800,000	801,408
Citigroup Incorporated (U.S. SOFR +0.87%) ±	2.31	11-4-2022	1,090,000	1,093,718
Citigroup Incorporated	2.90	12-8-2021	2,364,000	2,375,807
JPMorgan Chase & Company (U.S. SOFR +0.58%) ±	0.63	3-16-2024	4,000,000	4,023,367
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Truist Bank	2.80%	5-17-2022	$1,730,000	$ 1,758,784
US Bank NA/Cincinnati (Bloomberg 3 Month Short Term Bank Yield +0.17%) ±	0.26	6-2-2023	4,200,000	4,195,771
				20,356,681
Capital markets: 1.01%
Charles Schwab Corporation (U.S. SOFR +0.50%) ±	0.55	3-18-2024	1,000,000	1,006,906
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.59	11-17-2023	1,500,000	1,503,970
State Street Corporation (U.S. SOFR +2.69%) ±	2.83	3-30-2023	1,225,000	1,243,221
				3,754,097
Consumer finance: 5.76%
American Honda Finance Corporation	1.70	9-9-2021	2,000,000	2,000,590
BMW US Capital LLC (U.S. SOFR +0.38%) 144A±	0.43	8-12-2024	2,900,000	2,913,610
BMW US Capital LLC (U.S. SOFR +0.53%) 144A±	0.58	4-1-2024	2,600,000	2,629,874
Caterpillar Financial Services Corporation	0.95	5-13-2022	4,000,000	4,022,348
Daimler Finance NA LLC (3 Month LIBOR +0.84%) 144A±	0.96	5-4-2023	2,000,000	2,017,323
Daimler Finance NA LLC 144A	3.88	9-15-2021	3,242,000	3,246,264
Hyundai Capital America Company 144A	2.85	11-1-2022	2,500,000	2,565,116
Toyota Motor Credit Corporation	1.15	5-26-2022	2,000,000	2,014,895
				21,410,020
Diversified financial services: 1.07%
National Rural Utilities Cooperative Finance	2.40	4-25-2022	3,950,000	3,997,751
Insurance: 4.27%
Athene Global Funding (U.S. SOFR +0.70%) 144A±	0.75	5-24-2024	2,500,000	2,513,425
Athene Global Funding 144A	2.80	5-26-2023	3,000,000	3,116,989
Brighthouse Financial Global Funding Series 2021-1 (U.S. SOFR +0.76%) 144A±	0.81	4-12-2024	1,200,000	1,208,515
Equitable Financial Life Insurance Company of America (U.S. SOFR +0.39%) 144A±	0.44	4-6-2023	2,250,000	2,254,897
Metropolitan Life Global Funding Incorporated 144A	1.95	9-15-2021	4,175,000	4,177,767
Principal Life Global Funding II (U.S. SOFR +0.38%) 144A±	0.43	8-23-2024	670,000	673,621
Principal Life Global Funding II (U.S. SOFR +0.45%) 144A±	0.50	4-12-2024	675,000	676,421
Principal Life Global Funding II 144A	2.38	11-21-2021	1,250,000	1,255,500
				15,877,135
Health care: 1.17%
Biotechnology: 1.17%
AbbVie Incorporated (3 Month LIBOR +0.65%) ±	0.78	11-21-2022	3,000,000	3,020,940
Gilead Sciences Incorporated (3 Month LIBOR +0.15%) ±	0.27	9-17-2021	1,325,000	1,325,069
				4,346,009
Industrials: 1.21%
Road & rail: 0.28%
Ryder System Incorporated	2.88	6-1-2022	1,000,000	1,016,769
Trading companies & distributors: 0.93%
Air Lease Corporation	2.25	1-15-2023	2,000,000	2,048,149
Air Lease Corporation	3.50	1-15-2022	1,405,000	1,420,945
				3,469,094
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Real estate: 0.32%
Equity REITs: 0.32%
Public Storage (U.S. SOFR +0.47%) ±	0.52%	4-23-2024	$1,195,000	$ 1,196,876
Utilities: 8.37%
Electric utilities: 4.99%
American Electric Power (3 Month LIBOR +0.48%) ±	0.61	11-1-2023	2,910,000	2,911,502
Entergy Louisiana LLC	0.62	11-17-2023	2,100,000	2,100,894
Florida Power & Light Company (U.S. SOFR +0.25%) ±	0.30	5-10-2023	2,000,000	2,000,460
Nextera Energy Capital Holdings Incorporated (U.S. SOFR +0.54%) ±	0.58	3-1-2023	2,000,000	2,006,967
OGE Energy Corporation	0.70	5-26-2023	2,300,000	2,301,359
PPL Electric Utilities 1st Mortgage (U.S. SOFR +0.33%) ±	0.38	6-24-2024	3,000,000	3,002,123
Southern California Edison's First Mortgage (U.S. SOFR +0.64%) ±	0.69	4-3-2023	4,220,000	4,233,462
				18,556,767
Gas utilities: 1.32%
Atmos Energy Corporation (3 Month LIBOR +0.38%) ±	0.50	3-9-2023	3,320,000	3,317,295
ONE Gas Incorporated (3 Month LIBOR +0.61%) ±	0.73	3-11-2023	1,575,000	1,575,202
				4,892,497
Multi-utilities: 2.06%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	0.63	3-2-2023	2,965,000	2,965,908
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024	1,445,000	1,447,110
Dominion Energy Incorporated (3 Month LIBOR +0.53%) ±	0.65	9-15-2023	3,250,000	3,250,445
				7,663,463
Total Corporate bonds and notes (Cost $130,730,479)				131,057,261
Municipal obligations: 3.82%
California: 2.07%
Education revenue: 0.41%
University of California Series BF	0.63	5-15-2023	1,500,000	1,509,276
Miscellaneous revenue: 1.49%
Ontario CA Pension Obligation	2.07	6-1-2022	915,000	922,441
Pomona California Pension Obligation Series BJ	4.00	8-1-2023	1,000,000	1,058,683
San Luis Unit/Westlands Water District Financing Authority (AGM Insured)	1.09	9-1-2022	1,000,000	1,008,042
Torrance CA Joint Powers Financing Authority	1.29	10-1-2022	1,000,000	1,010,672
Torrance CA Joint Powers Financing Authority	1.43	10-1-2023	1,500,000	1,530,258
				5,530,096
Water & sewer revenue: 0.17%
El Dorado CA Irrigation District Revenue Refunding Bond Series C	0.74	3-1-2022	650,000	651,552
				7,690,924
Illinois: 0.27%
Airport revenue: 0.27%
Chicago IL O’Hare International Airport Senior Lien Series D	0.96	1-1-2023	1,000,000	1,006,980
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
New York: 0.52%
Airport revenue: 0.36%
Port Authority of New York & New Jersey Series AAA	1.09%	7-1-2023	$1,305,000	$ 1,323,833
Utilities revenue: 0.16%
Long Island NY Power Authority Electric System Series C	0.66	3-1-2022	180,000	180,061
Long Island NY Power Authority Electric System Series C	0.76	3-1-2023	430,000	431,448
				611,509
				1,935,342
Pennsylvania: 0.42%
Education revenue: 0.42%
Pennsylvania State University Series D	1.09	9-1-2021	1,560,000	1,560,000
Texas: 0.54%
Airport revenue: 0.27%
Houston TX Airport System Revenue Refunding Taxable Subordinated Lien Series C	0.88	7-1-2022	1,000,000	1,005,105
Education revenue: 0.27%
Texas Tech University Improvement & Refunding Bonds Financing System	0.51	2-15-2022	1,000,000	1,001,306
				2,006,411
Total Municipal obligations (Cost $14,081,212)				14,199,657
Yankee corporate bonds and notes: 25.50%
Communication services: 0.96%
Wireless telecommunication services: 0.96%
América Móvil SAB de CV	3.13	7-16-2022	3,500,000	3,578,535
Consumer staples: 0.84%
Food products: 0.84%
Danone SA 144A	2.08	11-2-2021	3,100,000	3,104,712
Energy: 2.55%
Energy equipment & services: 0.92%
Schlumberger Limited 144A	2.65	11-20-2022	3,345,000	3,426,346
Oil, gas & consumable fuels: 1.63%
Enbridge Incorporated (U.S. SOFR +0.40%) ±	0.45	2-17-2023	1,000,000	1,002,210
Shell International Finance BV	1.75	9-12-2021	2,000,000	2,000,842
Shell International Finance BV	2.38	8-21-2022	2,000,000	2,042,208
Total Capital SA	4.25	12-15-2021	1,000,000	1,011,641
				6,056,901
Financials: 19.76%
Banks: 17.75%
Bank of Montreal (U.S. SOFR +0.32%) ±	0.37	7-9-2024	3,000,000	3,006,058
Barclays Bank plc	1.70	5-12-2022	1,075,000	1,084,801
BPCE SA (3 Month LIBOR +0.88%) ±	1.02	5-31-2022	715,000	719,680
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Banks (continued)
BPCE SA (3 Month LIBOR +1.22%) 144A±	1.35%	5-22-2022	$3,300,000	$ 3,324,215
Canadian Imperial Bank of Commerce (U.S. SOFR +0.34%) ±	0.39	6-22-2023	2,875,000	2,878,134
Cooperatieve Rabobank UA (U.S. SOFR +0.30%) ±	0.35	1-12-2024	4,000,000	4,005,438
Credit Agricole SA (3 Month LIBOR +1.43%) 144A±	1.55	1-10-2022	1,000,000	1,004,845
Credit Suisse AG	2.10	11-12-2021	2,000,000	2,007,420
Credit Suisse New York	2.80	4-8-2022	4,150,000	4,215,726
DNB Bank ASA (3 Month LIBOR +0.62%) 144A±	0.75	12-2-2022	500,000	503,313
HSBC Holdings plc (3 Month LIBOR +1.06%) ±	3.26	3-13-2023	2,000,000	2,031,175
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	1,000,000	1,027,492
Lloyds Banking Group plc	3.00	1-11-2022	4,459,000	4,503,305
Mitsubishi UFJ Financial Group Incorporated (3 Month LIBOR +0.70%) ±	0.83	3-7-2022	2,060,000	2,066,562
Mizuho Financial Group (3 Month LIBOR +0.84%) ±	0.97	7-16-2023	5,000,000	5,028,409
National Australia Bank Limited (3 Month LIBOR +0.71%) 144A±	0.83	11-4-2021	1,000,000	1,001,311
National Australia Bank Limited	3.70	11-4-2021	1,410,000	1,418,559
National Bank of Canada (U.S. SOFR +0.49%) ±	0.54	8-6-2024	2,000,000	2,006,370
NatWest Markets plc (U.S. SOFR +0.53%) 144A±	0.58	8-12-2024	1,250,000	1,254,668
Royal Bank of Canada (3 Month LIBOR +0.36%) ±	0.49	1-17-2023	5,000,000	5,021,550
Santander UK plc (3 Month LIBOR +0.66%) ±	0.78	11-15-2021	2,629,000	2,632,308
Skandinaviska Enskilda Banken (3 Month LIBOR +0.32%) 144A±	0.45	9-1-2023	3,000,000	3,008,830
Skandinaviska Enskilda Banken (3 Month LIBOR +0.65%) 144A±	0.76	12-12-2022	1,250,000	1,259,225
Sumitomo Mitsui Banking Corporation (3 Month LIBOR +1.14%) ±	1.27	10-19-2021	2,815,000	2,819,249
Swedbank AB 144A	1.30	6-2-2023	2,225,000	2,259,065
The Bank of Nova Scotia (U.S. SOFR +0.28%) ±	0.33	6-23-2023	3,400,000	3,402,516
The Bank of Nova Scotia (U.S. SOFR +0.45%) ±	0.50	4-15-2024	2,500,000	2,510,108
				66,000,332
Capital markets: 1.46%
UBS AG (U.S. SOFR +0.45%) 144A±	0.50	8-9-2024	3,000,000	3,016,020
UBS AG 144A	1.75	4-21-2022	2,375,000	2,395,888
				5,411,908
Diversified financial services: 0.55%
Federation des caisses Desjardins (U.S. SOFR +0.43%) 144A±	0.48	5-21-2024	2,050,000	2,055,064
Industrials: 0.70%
Electrical equipment: 0.70%
Siemens Financieringsmaatschappij NV 144A	1.70	9-15-2021	2,600,000	2,601,468
Utilities: 0.69%
Multi-utilities: 0.69%
Engie SA 144A	2.88	10-10-2022	2,500,000	2,566,721
Total Yankee corporate bonds and notes (Cost $94,551,658)				94,801,987
Short-term investments: 13.17%
Commercial paper: 12.95%
Amcor Flexibles North America 144A☼	0.13	9-24-2021	5,000,000	4,999,523
American Honda Finance Corporation ¶☼	0.15	11-9-2021	5,000,000	4,998,444
AT&T Incorporated 144A☼	0.36	10-19-2021	5,000,000	4,998,891
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Conservative Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Commercial paper (continued)
Catholic Health Initiatives ☼	0.58%	10-7-2021	$4,500,000	$ 4,499,353
Crown Point Capital Company LLC 144A¶☼	0.16	1-3-2022	5,000,000	4,997,708
Fidelity National Information Services Incorporated 144A☼	0.17	9-17-2021	3,400,000	3,399,786
Lexington Parker Capital Company LLC 144A¶☼	0.17	2-17-2022	4,000,000	3,997,223
Mountcliff Funding LLC 144A¶☼	0.14	11-2-2021	2,900,000	2,899,290
Mountcliff Funding LLC 144A¶☼	0.19	2-1-2022	4,000,000	3,997,074
Sheffield Receivables Company LLC 144A¶☼	0.11	12-14-2021	4,000,000	3,998,542
VW CR Incorporated 144A☼	0.17	9-8-2021	2,350,000	2,349,932
VW CR Incorporated 144A☼	0.14	10-4-2021	3,000,000	2,999,567
				48,135,333

		Yield	Shares
Investment companies: 0.22%
Securities Lending Cash Investments LLC ♠∩∞		0.02	103,500	103,500
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	708,519	708,519
				812,019
Total Short-term investments (Cost $48,943,072)				48,947,352
Total investments in securities (Cost $368,617,537)	99.40%			369,510,464
Other assets and liabilities, net	0.60			2,246,749
Total net assets	100.00%			$371,757,213

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¶	Asset-backed commercial paper
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
AGM	Assured Guaranty Municipal
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  17

Portfolio of investments—August 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 9,245,150	$ (9,141,650)	$0	$0	$ 103,500	103,500	$ 68#
Wells Fargo Government Money Market Fund Select Class	588,730	344,710,236	(344,590,447)	0	0	708,519	708,519	1,354
				$0	$0	$812,019		$1,422

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Conservative Income Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $101,463 of securities loaned), at value (cost $367,805,518)	$ 368,698,445
Investments in affiliated securites, at value (cost $812,019)	812,019
Receivable for investments sold	1,575,000
Receivable for interest	900,090
Receivable for Fund shares sold	60,000
Receivable for securities lending income, net	118
Prepaid expenses and other assets	40,307
Total assets	372,085,979
Liabilities
Payable for Fund shares redeemed	121,011
Payable upon receipt of securities loaned	103,500
Management fee payable	38,340
Dividends payable	36,701
Administration fees payable	26,106
Trustees’ fees and expenses payable	313
Accrued expenses and other liabilities	2,795
Total liabilities	328,766
Total net assets	$371,757,213
Net assets consist of
Paid-in capital	$ 373,844,953
Total distributable loss	(2,087,740)
Total net assets	$371,757,213
Computation of net asset value per share
Net assets – Class A2	$ 172,788
Shares outstanding – Class A2[1]	17,240
Net asset value per share – Class A2	$10.02
Net assets – Institutional Class	$ 371,584,425
Shares outstanding – Institutional Class[1]	37,073,124
Net asset value per share – Institutional Class	$10.02
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  19

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 3,782,400
Income from affiliated securities	3,120
Total investment income	3,785,520
Expenses
Management fee	1,097,345
Administration fees
Class A2	273
Institutional Class	351,014
Shareholder servicing fees
Class A2	426
Custody and accounting fees	23,014
Professional fees	61,980
Registration fees	30,258
Shareholder report expenses	26,358
Trustees’ fees and expenses	19,272
Other fees and expenses	11,678
Total expenses	1,621,618
Less: Fee waivers and/or expense reimbursements
Fund-level	(494,822)
Class A2	(170)
Net expenses	1,126,626
Net investment income	2,658,894
Realized and unrealized gains (losses) on investments
Net realized gains on investments	175,508
Net change in unrealized gains (losses) on investments	(1,147,268)
Net realized and unrealized gains (losses) on investments	(971,760)
Net increase in net assets resulting from operations	$ 1,687,134
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Conservative Income Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 2,658,894		$ 6,678,702
Net realized gains (losses) on investments		175,508		(1,261,670)
Net change in unrealized gains (losses) on investments		(1,147,268)		1,229,474
Net increase in net assets resulting from operations		1,687,134		6,646,506
Distributions to shareholders from
Net investment income and net realized gains
Class A2		(591)		(122) [1]
Institutional Class		(2,697,958)		(6,761,898)
Tax basis return of capital
Class A2		(57)		0
Institutional Class		(147,279)		0
Total distributions to shareholders		(2,845,885)		(6,762,020)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A2	22,773	228,637	7,063 [1]	70,834 [1]
Institutional Class	37,823,593	379,633,192	35,880,506	359,015,049
		379,861,829		359,085,883
Reinvestment of distributions
Class A2	53	528	7 [1]	65 [1]
Institutional Class	211,441	2,121,809	570,498	5,703,164
		2,122,337		5,703,229
Payment for shares redeemed
Class A2	(12,656)	(126,965)	0 [1]	0 [1]
Institutional Class	(39,195,871)	(393,264,805)	(31,457,672)	(312,900,963)
		(393,391,770)		(312,900,963)
Net increase (decrease) in net assets resulting from capital share transactions		(11,407,604)		51,888,149
Total increase (decrease) in net assets		(12,566,355)		51,772,635
Net assets
Beginning of period		384,323,568		332,550,933
End of period		$ 371,757,213		$ 384,323,568
[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A2	2021	2020 [1]
Net asset value, beginning of period	$10.05	$10.02
Net investment income	0.04	0.02
Net realized and unrealized gains (losses) on investments	(0.03)	0.03
Total from investment operations	0.01	0.05
Distributions to shareholders from
Net investment income	(0.04)	(0.02)
Tax basis return of capital	(0.00) [2]	0.00
Total distributions to shareholders	(0.04)	(0.02)
Net asset value, end of period	$10.02	$10.05
Total return[3]	0.11%	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%
Net expenses	0.49%	0.50%
Net investment income	0.35%	0.78%
Supplemental data
Portfolio turnover rate	111%	102%
Net assets, end of period (000s omitted)	$173	$71

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Conservative Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.05	$10.00	$9.99	$10.01	$10.01
Net investment income	0.06	0.17	0.26	0.18	0.12
Net realized and unrealized gains (losses) on investments	(0.02)	0.06	0.01	(0.02)	0.00 [1]
Total from investment operations	0.04	0.23	0.27	0.16	0.12
Distributions to shareholders from
Net investment income	(0.07)	(0.18)	(0.26)	(0.18)	(0.12)
Tax basis return of capital	(0.00) [1]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.07)	(0.18)	(0.26)	(0.18)	(0.12)
Net asset value, end of period	$10.02	$10.05	$10.00	$9.99	$10.01
Total return	0.35%	2.30%	2.71%	1.65%	1.20%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.38%	0.37%	0.37%	0.36%
Net expenses	0.26%	0.27%	0.27%	0.27%	0.27%
Net investment income	0.61%	1.74%	2.54%	1.79%	1.17%
Supplemental data
Portfolio turnover rate	111%	102%	171%	197%	197%
Net assets, end of period (000s omitted)	$371,584	$384,253	$332,551	$400,002	$419,239

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Conservative Income Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Conservative Income Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

24  |  Wells Fargo Conservative Income Fund

Notes to financial statements
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $368,617,712 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,017,863
Gross unrealized losses	(125,111)
Net unrealized gains	$ 892,752
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $2,854,923 in short-term capital losses and $88,868 in long-term capital losses.

Wells Fargo Conservative Income Fund  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 6,312,225	$0	$ 6,312,225
Asset-backed securities	0	74,191,982	0	74,191,982
Corporate bonds and notes	0	131,057,261	0	131,057,261
Municipal obligations	0	14,199,657	0	14,199,657
Yankee corporate bonds and notes	0	94,801,987	0	94,801,987
Short-term investments
Commercial paper	0	48,135,333	0	48,135,333
Investment companies	812,019	0	0	812,019
Total assets	$812,019	$368,698,445	$0	$369,510,464
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

26  |  Wells Fargo Conservative Income Fund

Notes to financial statements
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A2	0.16%
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A2	0.50%
Institutional Class	0.25
Prior to January 1, 2021, Institutional Class share expenses were contractually capped at 0.27%.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A2 shares of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$12,544,849	$455,595,608	$0	$420,284,341
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at

Wells Fargo Conservative Income Fund  |  27

Notes to financial statements
the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
JPMorgan Securities LLC	$101,463	$(101,463)	$0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$2,698,549	$6,762,020
Tax basis return of capital	147,336	0
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$892,752	$(2,943,791)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Wells Fargo Conservative Income Fund

Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo Conservative Income Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Conservative Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

30  |  Wells Fargo Conservative Income Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2021, $1,906,151 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 97% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	22,583,889
Shares voted “Against”	3,230
Shares voted “Abstain”	335,748
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	22,586,003
Shares voted “Against”	1,116
Shares voted “Abstain”	335,748
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Conservative Income Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Conservative Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Conservative Income Fund  |  33

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Conservative Income Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Conservative Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays 6-9 Month Treasury Bill Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

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Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

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Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

42  |  Wells Fargo Conservative Income Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Conservative Income Fund  |  43

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00639 10-21
A265/AR265 08-21

Annual Report
August 31, 2021
Wells Fargo Core Plus Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Core Plus Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Core Plus Bond Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Plus Bond Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Core Plus Bond Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Core Plus Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Core Plus Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk*, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STYAX)	7-13-1998	-1.65	3.64	3.87	3.00	4.60	4.35	0.89	0.75
Class C (WFIPX)	7-13-1998	1.24	3.81	3.58	2.24 [3]	3.81	3.58	1.64	1.50
Class R6 (STYJX)[4]	10-31-2016	–	–	–	3.37	5.00	4.71	0.51	0.37
Administrator Class (WIPDX)	7-30-2010	–	–	–	3.04	4.71	4.48	0.83	0.64
Institutional Class (WIPIX)	7-18-2008	–	–	–	3.24	4.93	4.68	0.56	0.42
Bloomberg U.S. Aggregate Bond Index[5]	–	–	–	–	-0.08	3.11	3.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.73% for Class A, 1.48% for Class C, 0.35% for Class R6, 0.62% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Mr. Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Core Plus Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period that ended August 31, 2021.
■	The Fund’s allocations to out-of-benchmark “plus” sectors meaningfully contributed to performance. Out-of-benchmark sector allocations, especially U.S. high yield, as well as European high yield and European investment grade, contributed to performance.
■	An underweight to U.S. Treasuries and an overweight to corporate bonds contributed, as did quality allocation, favoring BBB-rated credit and an allocation to high yield. An overweight to structured products detracted.
■	The Fund was neutral duration as the period began but favored a short posture for most of 2021. Overall, this positioning detracted slightly. Curve positioning oscillated relative to the benchmark and was neutral to performance.
A year of recovery.
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at a 33.8% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to 14.8%, dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
COVID-19 trends of late, however, have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
The Federal Open Market Committee has so far insisted that the observed inflation bulge is temporary and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.
Ten largest holdings (%) as of August 31, 2021[1]
FNMA, 2.00%, 9-14-2051	4.51
FNMA, 2.50%, 9-14-2051	4.50
U.S. Treasury Note, 0.88%, 6-30-2026	2.67
FNMA , 3.00%, 9-14-2051	2.24
U.S. Treasury Note, 2.38%, 5-15-2051	1.84
U.S. Treasury Note, 1.25%, 8-15-2031	1.80
U.S. Treasury Bond, 1.88%, 2-15-2051	1.47
TIPS, 0.13%, 1-15-2031	1.34
Private Export Funding Corporation, 0.55%, 7-30-2024	1.20
U.S. Treasury Note, 0.25%, 10-31-2025	1.01
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund decreased its overall allocation to out-of-benchmark “plus” sectors as the period progressed while increasing allocations to structured products, U.S. Treasuries and agencies, and U.S. investment-grade credit.
During the period, the Fund decreased holdings in U.S. and European high-yield bonds and emerging market debt. We methodically rotated into U.S. Treasury and agency exposure, as well as U.S. securitized and investment-grade credit, as the recovery continued and spreads in risk assets continued to

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Wells Fargo Core Plus Bond Fund

Performance highlights (unaudited)
compress. We entered the period near our recent high allocation to “plus” sectors but ended near a multi-year low. We maintained overall exposure to European investment-grade and U.S. floating-rate high-yield loans.
Within U.S. high yield, improving fundamentals and continued strong technicals support the sector, but historically tight valuations have led us to gradually reduce this allocation, and we have an underweight position versus our neutral allocation. Within U.S. securitized bonds, we continue to see good value in to-be-announced agency mortgages due to relatively wide spreads over specified pools. There are also opportunities in certain sub-sector and quality buckets of asset-backed securities and non-agency mortgages that we expect may benefit from sound fundamentals in the household sector.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
In Europe, macro fundamentals are relatively weak, but we expect some catchup in European growth in the second half of 2021 and a longer runway for monetary policy support, so we are looking to potentially add to investment-grade credit going forward. We are gradually reducing exposure to European high yield, as spreads continue to tighten and relative value diminishes. Developed market non-U.S. government yields are generally low to negative, limiting the value and opportunity in this sector. Relative value in emerging markets is improving as local emerging market government bond yields increase and as fundamentals, while choppy, still broadly trend in the right direction. The Fund is slightly positioned to potentially benefit from a weaker U.S. dollar, although that is driven more by specific individual opportunities in local emerging market government bonds and less the result of a strong directional view on the dollar.
Outlook
We continuously review market conditions, relative valuations, and technical factors over a six-month time frame, asking ourselves whether we think conditions will improve or deteriorate over the next few quarters. Will credit spreads widen or narrow? Will yields rise or fall? How may economic conditions change? How might different global economies respond to those changing conditions? What do market valuations imply is likely to happen? Ultimately, the goal of this focus is to foster an unbiased approach in evaluating the conditions we expect over the coming months and to inform which “levers to pull” within the portfolio to construct a foundational fixed-income portfolio for our investors. We believe that a process built to stay closely attuned to changing market conditions should benefit investors over the economic cycle.

Wells Fargo Core Plus Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,021.23	$3.67	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class C
Actual	$1,000.00	$1,017.41	$7.53	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Class R6
Actual	$1,000.00	$1,023.07	$1.78	0.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79	0.35%
Administrator Class
Actual	$1,000.00	$1,021.90	$3.16	0.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08	$3.16	0.62%
Institutional Class
Actual	$1,000.00	$1,022.84	$2.04	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 18.95%
FHLB	3.00%	9-1-2034	$563,268	$ 594,953
FHLB	3.00	8-1-2050	2,297,830	2,419,636
FHLMC (12 Month LIBOR +1.33%) ±	1.70	1-1-2036	9,238	9,634
FHLMC	3.00	6-1-2050	1,254,414	1,321,583
FHLMC	3.00	7-1-2050	2,457,128	2,594,827
FHLMC	3.00	8-1-2050	1,187,004	1,255,756
FHLMC	3.50	12-1-2045	1,191,231	1,279,788
FHLMC	3.50	12-1-2045	505,148	544,990
FHLMC	4.00	6-1-2044	952,466	1,043,012
FHLMC	4.00	5-1-2049	2,324,408	2,486,209
FHLMC	5.00	6-1-2036	130,703	149,008
FHLMC	5.00	8-1-2040	130,601	148,696
FHLMC	5.50	8-1-2038	30,694	35,747
FHLMC	5.50	12-1-2038	270,689	315,465
FHLMC	5.50	6-1-2040	429,182	497,298
FHLMC	8.00	2-1-2030	116	131
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	203,189	205,039
FHLMC Series K020 Class X1 ♀±±	1.47	5-25-2022	11,991,089	74,733
FHLMC Series T-42 Class A5	7.50	2-25-2042	1,097,849	1,347,243
FHLMC Series T-57 Class 2A1 ±±	3.56	7-25-2043	32,656	35,068
FHLMC Series T-59 Class 2A1 ±±	3.40	10-25-2043	162,454	203,553
FNMA ¤	0.00	8-6-2038	16,140,000	11,195,143
FNMA %%	1.50	9-16-2036	9,765,000	9,921,258
FNMA %%	2.00	9-16-2036	19,140,000	19,805,150
FNMA %%	2.00	9-14-2051	110,715,000	112,233,007
FNMA (12 Month LIBOR +1.78%) ±	2.23	8-1-2036	18,638	19,734
FNMA (12 Month LIBOR +1.73%) ±	2.23	9-1-2036	7,538	7,929
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.36	11-1-2038	18,756	20,031
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.38	8-1-2036	376,675	400,260
FNMA (12 Month LIBOR +1.61%) ±	2.48	5-1-2046	516,712	540,633
FNMA (12 Month LIBOR +1.61%) ±	2.50	3-1-2046	683,922	716,027
FNMA %%	2.50	9-14-2051	107,975,000	112,142,160
FNMA	3.00	11-1-2045	750,841	793,566
FNMA	3.00	12-1-2045	2,009,160	2,123,687
FNMA	3.00	12-1-2046	1,002,013	1,061,919
FNMA	3.00	8-1-2050	2,610,816	2,746,663
FNMA	3.02	2-1-2026	3,049,182	3,301,304
FNMA	3.27	7-1-2022	1,132,034	1,145,606
FNMA	3.48	3-1-2029	964,051	1,095,952
FNMA	3.50	10-1-2043	667,471	722,192
FNMA	3.50	4-1-2045	110,269	118,657
FNMA	3.50	8-1-2045	1,954,695	2,101,507
FNMA	3.50	3-1-2048	4,021,170	4,271,450
FNMA	3.62	3-1-2029	443,000	509,320
FNMA	3.63	3-1-2029	1,223,340	1,403,736
FNMA	3.77	3-1-2029	967,753	1,119,541
FNMA	3.77	3-1-2029	1,052,439	1,216,760
FNMA	3.95	9-1-2021	378,022	377,953
FNMA	4.00	2-1-2046	276,023	301,506
FNMA	4.00	4-1-2046	1,151,707	1,253,280
FNMA	4.00	6-1-2048	1,482,252	1,589,051
FNMA	4.00	2-1-2050	2,398,484	2,570,723
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	4.50%	11-1-2048	$1,693,825	$ 1,837,717
FNMA	5.00	1-1-2024	14,370	14,969
FNMA	5.00	2-1-2036	14,012	15,966
FNMA	5.00	6-1-2040	44,090	50,489
FNMA	5.00	8-1-2040	833,094	939,598
FNMA	5.50	11-1-2023	11,240	11,633
FNMA	5.50	8-1-2034	52,620	60,971
FNMA	5.50	2-1-2035	16,442	19,073
FNMA	5.50	8-1-2038	92,016	102,666
FNMA	5.50	8-1-2038	171,426	191,341
FNMA	6.00	10-1-2037	309,507	367,102
FNMA	6.00	11-1-2037	19,839	23,538
FNMA	6.50	7-1-2036	12,944	15,168
FNMA	6.50	7-1-2036	4,902	5,708
FNMA	6.50	11-1-2036	2,212	2,487
FNMA	7.00	12-1-2022	1,415	1,422
FNMA	7.00	7-1-2036	5,366	5,641
FNMA	7.00	11-1-2037	3,029	3,452
FNMA	7.50	5-1-2038	1,811	1,833
FNMA %%	3.00	9-14-2051	53,340,000	55,796,557
FNMA Series 2002-T12 Class A3	7.50	5-25-2042	4,763	5,700
FNMA Series 2003-W08 Class 4A ±±	3.61	11-25-2042	88,232	94,553
FNMA Series 2003-W14 Class 2A ±±	2.65	6-25-2045	58,120	61,478
FNMA Series 2003-W14 Class 2A ±±	3.85	1-25-2043	149,895	156,754
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	823,462	942,370
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	373,366	447,294
GNMA %%	2.00	9-21-2051	18,340,000	18,720,412
GNMA %%	2.50	9-21-2051	23,110,000	23,965,792
GNMA	3.00	11-20-2045	1,694,936	1,794,781
GNMA	3.00	4-20-2051	7,769,405	8,127,995
GNMA	3.50	9-20-2047	1,100,560	1,169,007
GNMA	3.50	12-20-2047	2,368,076	2,513,379
GNMA	4.00	12-20-2047	1,306,773	1,392,041
GNMA	4.50	8-20-2049	504,469	537,257
GNMA	5.00	7-20-2040	291,274	327,847
GNMA	7.50	12-15-2029	387	410
GNMA Series 2008-22 Class XM ♀±±	1.30	2-16-2050	621,620	16,768
International Development Finance Corporation	2.12	3-20-2024	4,635,000	4,734,491
STRIPS ¤	0.00	5-15-2044	9,270,000	5,825,336
TVA	5.88	4-1-2036	9,420,000	14,059,792
TVA Principal STRIPS ¤	0.00	4-1-2056	33,500,000	14,119,236
Total Agency securities (Cost $467,515,056)				471,868,098
Asset-backed securities: 5.77%
Ally Auto Receivables Trust Series 2019-1 Class A3	2.91	9-15-2023	1,914,474	1,932,279
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	6,000,000	6,178,171
Arbys Funding LLC Series 2020-1A Class A2 144A	3.24	7-30-2050	6,633,000	6,955,563
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	8,700,000	9,097,156
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.18	11-20-2028	642,475	642,623
BlueMountain CLO Limited Series 2013-1A Class A1R2 (3 Month LIBOR +1.23%) 144A±	1.36	1-20-2029	1,098,561	1,098,665
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47%	10-25-2045	$12,382,500	$ 12,914,824
ECMC Group Student Loan Trust Series 2020-3A Class A1B (1 Month LIBOR +1.00%) 144A±	1.08	1-27-2070	4,661,534	4,725,065
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	5,341,872	5,362,657
Five Guys Funding LLC Series 17-1A Class A2	4.60	7-25-2047	1,597,925	1,673,576
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	2,500,000	2,509,825
GLS Auto Receivables Trust Series 2A Class B 144A	3.16	6-16-2025	6,000,000	6,200,393
Hertz Vehicle Financing LLC Series 1A Class B 144A	1.56	12-26-2025	4,700,000	4,737,258
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	4,000,000	4,002,982
Neighborly Issuer LLC Series 2021-1 144A	3.58	4-30-2051	7,980,000	8,263,769
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	4,600,000	4,684,459
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	4,531,916	4,569,571
Octane Receivables Trust Series 2021-1A Class B 144A	1.53	4-20-2027	3,000,000	3,010,912
Ocwen Master Advance Receivables Trust Series 2020-T1 Class CT1 144A	2.32	8-15-2052	1,400,000	1,409,629
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	8,548,643
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	7,290,000	7,299,919
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	10,200,000	10,215,938
ServiceMaster Brands Series 2020-1 Class A2I 144A	2.84	1-30-2051	3,681,500	3,829,864
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.79	12-17-2068	5,000,000	5,009,389
SLM Student Loan Trust Series 2004-1 Class A4 (3 Month LIBOR +0.26%) ±	0.39	10-27-2025	590,052	589,011
South Carolina Student Loan Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.75%) ±	0.84	5-1-2030	1,433,446	1,435,527
SpringCastle America Funding LLC 144A	1.97	9-25-2037	4,651,961	4,700,106
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.30	10-25-2027	321,251	322,671
Taco Bell Funding LLC Series 2021-1A Class A23 144A	2.54	8-25-2051	500,000	499,668
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	0.98	4-25-2048	950,576	951,287
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.68	1-25-2046	1,365,924	1,358,472
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	3,629,903	3,752,593
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	4,920,000	5,065,091
Total Asset-backed securities (Cost $142,166,360)				143,547,556

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  13

Portfolio of investments—August 31, 2021

	Shares	Value
Common stocks: 0.06%
Energy: 0.06%
Oil, gas & consumable fuels: 0.06%
Denbury Incorporated †	16,234	$ 1,141,737
Whiting Petroleum Corporation †	8,343	391,704
Total Common stocks (Cost $1,037,770)		1,533,441

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 20.96%
Communication services: 1.79%
Diversified telecommunication services: 0.60%
AT&T Incorporated 144A	3.55%	9-15-2055	$2,330,000	2,384,168
T Mobile USA Incorporated	3.30	2-15-2051	4,225,000	4,237,506
T Mobile USA Incorporated 144A	3.40	10-15-2052	4,240,000	4,302,922
Verizon Communications Incorporated	3.55	3-22-2051	3,705,000	4,025,483
				14,950,079
Media: 0.66%
CCO Holdings LLC 144A	4.50	8-15-2030	1,500,000	1,567,290
Charter Communications Operating LLC	4.40	12-1-2061	5,000,000	5,478,543
Charter Communications Operating LLC	6.48	10-23-2045	655,000	913,403
CSC Holdings LLC 144A	5.75	1-15-2030	2,000,000	2,113,400
Diamond Sports Group LLC 144A	5.38	8-15-2026	2,000,000	1,327,200
Diamond Sports Group LLC 144A	6.63	8-15-2027	435,000	187,050
Gray Television Incorporated 144A	4.75	10-15-2030	2,000,000	1,976,600
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	700,000	727,846
Nielsen Finance LLC 144A	5.88	10-1-2030	2,000,000	2,147,500
				16,438,832
Wireless telecommunication services: 0.53%
SBA Tower Trust 144A	1.63	5-15-2051	6,595,000	6,652,673
SBA Tower Trust 144A	3.72	4-9-2048	1,968,000	1,988,842
Sprint Spectrum Company 144A	4.74	3-20-2025	3,684,375	3,936,570
Sprint Spectrum Company 144A	5.15	9-20-2029	530,000	610,375
				13,188,460
Consumer discretionary: 1.42%
Automobiles: 0.48%
Ford Motor Company	9.00	4-22-2025	4,720,000	5,766,424
General Motors Company	5.95	4-1-2049	985,000	1,340,956
Nissan Motor Company 144A	2.75	3-9-2028	4,650,000	4,798,421
				11,905,801
Hotels, restaurants & leisure: 0.40%
Genting New York LLC 144A	3.30	2-15-2026	3,920,000	3,926,957
Las Vegas Sands Corporation	3.90	8-8-2029	3,000,000	3,155,045
NCL Corporation Limited 144A	12.25	5-15-2024	2,500,000	2,950,000
				10,032,002
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Household durables: 0.22%
KB Home Company	4.00%	6-15-2031	$3,000,000	$ 3,120,000
KB Home Company	4.80	11-15-2029	2,000,000	2,215,000
				5,335,000
Leisure products: 0.12%
Mattel Incorporated 144A	3.75	4-1-2029	2,697,000	2,831,311
Multiline retail: 0.16%
Nordstrom Incorporated	4.00	3-15-2027	3,865,000	4,054,541
Textiles, apparel & luxury goods: 0.04%
Tapestry Incorporated	4.25	4-1-2025	1,000,000	1,084,254
Consumer staples: 0.40%
Beverages: 0.09%
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	1,810,000	2,225,776
Food & staples retailing: 0.11%
7 Eleven Incorporated 144A	0.80	2-10-2024	2,800,000	2,799,437
Food products: 0.07%
Kraft Heinz Foods Company	4.88	10-1-2049	1,430,000	1,778,109
Tobacco: 0.13%
Altria Group Incorporated	1.70	6-15-2025	2,000,000	2,484,535
Reynolds American Incorporated	7.00	8-4-2041	450,000	611,834
				3,096,369
Energy: 2.39%
Energy equipment & services: 0.16%
Alexander Funding Trust 144A	1.84	11-15-2023	2,805,000	2,858,625
USA Compression Partners LP	6.88	4-1-2026	1,000,000	1,039,050
USA Compression Partners LP	6.88	9-1-2027	75,000	78,552
W.R. Grace Holdings LLC 144A	5.63	8-15-2029	120,000	124,950
				4,101,177
Oil, gas & consumable fuels: 2.23%
Aethon United 144A	8.25	2-15-2026	3,000,000	3,255,000
Apache Corporation «	5.35	7-1-2049	2,250,000	2,509,200
Archrock Partners LP 144A	6.88	4-1-2027	1,300,000	1,350,375
Buckeye Partners LP	4.13	12-1-2027	1,300,000	1,335,750
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	2,300,000	2,323,000
DCP Midstream Operating Company	5.13	5-15-2029	4,000,000	4,440,000
Devon Energy Corporation 144A	5.25	10-15-2027	4,482,000	4,768,445
EnCana Corporation	6.50	2-1-2038	836,000	1,155,072
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,000,000	2,007,280
EnergyTransfer LP	4.00	10-1-2027	3,070,000	3,411,784
EnLink Midstream Partners LP	4.15	6-1-2025	1,000,000	1,029,980
EnLink Midstream Partners LP	5.45	6-1-2047	1,100,000	1,036,057
EnLink Midstream Partners LP 144A	5.63	1-15-2028	145,000	151,525
EQT Corporation	1.75	5-1-2026	1,750,000	2,568,581
Harvest Midstream LP 144A	7.50	9-1-2028	2,275,000	2,399,898
Murphy Oil Corporation	6.38	7-15-2028	1,130,000	1,189,325
Occidental Petroleum Corporation	8.88	7-15-2030	4,100,000	5,626,389
Plains All American Pipeline LP	3.55	12-15-2029	1,680,000	1,779,485
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Plains All American Pipeline LP	3.80%	9-15-2030	$3,215,000	$ 3,462,780
Range Resources Corporation	9.25	2-1-2026	2,000,000	2,187,030
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	1,975,000	2,054,731
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,165,000	1,284,413
Southwestern Energy Company	7.75	10-1-2027	1,250,000	1,354,688
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	1,400,000	1,423,968
Western Gas Partners LP	4.65	7-1-2026	950,000	1,024,100
Western Midstream Operating LP	6.50	2-1-2050	225,000	265,263
				55,394,119
Financials: 7.69%
Banks: 2.18%
Bank of America Corporation (3 Month LIBOR +0.64%) ±	2.02	2-13-2026	5,000,000	5,149,304
Bank of America Corporation (U.S. SOFR +1.22%) ±	2.65	3-11-2032	4,160,000	4,312,235
Bank of America Corporation (U.S. SOFR +1.93%) ±	2.68	6-19-2041	1,610,000	1,586,258
Bank of America Corporation (U.S. SOFR +1.32%) ±	2.69	4-22-2032	7,000,000	7,274,829
Bank of America Corporation (3 Month LIBOR +1.58%) ±	3.82	1-20-2028	6,000,000	6,684,764
Bank of America Corporation (3 Month LIBOR +3.90%) ±	6.10	12-29-2049	2,590,000	2,909,736
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ʊ±	4.00	12-10-2025	5,000,000	5,187,500
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	1,030,000	1,197,375
JPMorgan Chase & Company (U.S. SOFR +0.70%) ±	1.04	2-4-2027	3,165,000	3,125,157
JPMorgan Chase & Company (U.S. SOFR +1.02%) ±	2.07	6-1-2029	5,000,000	5,070,054
JPMorgan Chase & Company (5 Year Treasury Constant Maturity +2.85%) ʊ±	3.65	6-1-2026	4,000,000	4,062,520
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	3,625,000	3,743,284
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	565,000	632,316
Santander Holdings USA Incorporated	3.24	10-5-2026	1,125,000	1,206,196
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ʊ±	4.95	9-1-2025	2,015,000	2,219,946
				54,361,474
Capital markets: 1.27%
Ares Capital Corporation	2.88	6-15-2028	1,980,000	2,019,072
Bank of New York Mellon Corporation (5 Year Treasury Constant Maturity +4.36%) ʊ±	4.70	9-20-2025	3,100,000	3,406,900
Blackstone Holdings Finance Company LLC 144A	5.00	6-15-2044	1,015,000	1,379,910
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ʊ±	5.38	6-1-2025	3,905,000	4,339,627
Charles Schwab Corporation (5 Year Treasury Constant Maturity +3.17%) ʊ±	4.00	6-1-2026	4,000,000	4,210,000
Goldman Sachs Group Incorporated (U.S. SOFR +1.25%) ±	2.38	7-21-2032	10,755,000	10,872,996
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	1,910,000	1,917,673
Morgan Stanley (U.S. SOFR +1.43%) ±	2.80	1-25-2052	3,585,000	3,571,212
				31,717,390
Consumer finance: 2.17%
Aviation Capital Group Corporation 144A	5.50	12-15-2024	1,785,000	2,011,634
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
BOC Aviation USA Corporation 144A	1.63%	4-29-2024	$9,000,000	$ 9,095,270
Ford Motor Credit Company LLC	4.00	11-13-2030	1,000,000	1,055,000
Hyundai Capital America Company 144A	1.30	1-8-2026	4,205,000	4,160,265
Hyundai Capital America Company 144A	2.65	2-10-2025	5,810,000	6,070,309
Private Export Funding Corporation 144A	0.55	7-30-2024	29,766,000	29,740,838
Springleaf Finance Corporation	7.13	3-15-2026	1,500,000	1,753,125
				53,886,441
Diversified financial services: 0.51%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	4,940,000	4,995,188
KKR Group Finance Company LLC 144A	3.50	8-25-2050	1,910,000	2,055,386
United Shore Financial Services LLC 144A	5.50	11-15-2025	3,000,000	3,075,000
WEA Finance LLC 144A	2.88	1-15-2027	2,390,000	2,489,411
				12,614,985
Insurance: 1.38%
Athene Global Funding 144A	2.55	11-19-2030	3,000,000	3,062,576
Athene Global Funding 144A	2.95	11-12-2026	3,550,000	3,805,097
Guardian Life Insurance Company 144A	3.70	1-22-2070	1,500,000	1,630,089
Guardian Life Insurance Company 144A	4.85	1-24-2077	1,045,000	1,391,567
Metlife Incorporated (5 Year Treasury Constant Maturity +3.58%) ʊ±	3.85	9-15-2025	7,000,000	7,350,000
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	1,668,000	1,966,158
New York Life Insurance Company 144A	3.75	5-15-2050	1,670,000	1,927,813
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	1,635,000	1,775,872
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) «±	2.46	12-1-2066	1,345,000	1,214,811
Security Benefit Company 144A	1.25	5-17-2024	3,000,000	3,021,625
Transatlantic Holdings Incorporated	8.00	11-30-2039	2,329,000	3,648,444
UNUM Group	4.13	6-15-2051	3,600,000	3,649,356
				34,443,408
Thrifts & mortgage finance: 0.18%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	525,000	527,625
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	245,000	250,513
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	2,255,000	2,283,188
Quicken Loans Incorporated 144A	5.25	1-15-2028	850,000	896,750
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	380,000	372,400
				4,330,476
Health care: 0.74%
Biotechnology: 0.12%
Healthcare Royalty Investments Holding Company 144A	4.50	8-1-2029	3,000,000	3,038,663
Health care providers & services: 0.47%
Centene Corporation	2.45	7-15-2028	5,000,000	5,072,313
CommonSpirit Health	2.95	11-1-2022	1,250,000	1,283,554
Dignity Health	3.81	11-1-2024	2,000,000	2,172,636
Magellan Health Incorporated	4.90	9-22-2024	2,785,000	3,063,500
				11,592,003
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.15%
Bausch Health Companies Incorporated 144A	5.00%	1-30-2028	$2,000,000	$ 1,907,500
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	2,000,000	1,880,000
				3,787,500
Industrials: 3.04%
Aerospace & defense: 0.58%
The Boeing Company	2.20	2-4-2026	8,170,000	8,200,736
The Boeing Company	5.81	5-1-2050	2,490,000	3,381,932
TransDigm Group Incorporated 144A	4.88	5-1-2029	3,000,000	2,981,250
				14,563,918
Airlines: 1.30%
Alaska Airlines 144A	4.80	2-15-2029	2,631,941	2,928,531
American Airlines Group Incorporated 144A	5.75	4-20-2029	1,500,000	1,619,798
Delta Air Lines Incorporated	2.00	12-10-2029	3,502,268	3,506,548
Delta Air Lines Incorporated	3.75	10-28-2029	1,105,000	1,121,294
Delta Air Lines Incorporated 144A	4.75	10-20-2028	1,850,000	2,062,744
Delta Air Lines Incorporated	7.38	1-15-2026	3,000,000	3,531,907
Delta Airlines Pass-Through Certificates Series 2015-B	4.25	1-30-2025	1,856,769	1,905,644
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	2,000,000	2,106,260
Jetblue Airways Corporation	4.00	5-15-2034	1,934,563	2,119,782
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	7,625,000	8,283,419
United Airlines Incorporated 144A	4.63	4-15-2029	3,000,000	3,112,500
				32,298,427
Commercial services & supplies: 0.09%
CoreCivic Incorporated «	8.25	4-15-2026	2,155,000	2,274,818
Industrial conglomerates: 0.10%
General Electric Company (3 Month LIBOR +3.33%) ±	3.45	12-29-2049	2,537,000	2,460,890
Professional services: 0.46%
Equifax Incorporated	2.35	9-15-2031	11,500,000	11,577,911
Road & rail: 0.04%
Uber Technologies Incorporated 144A	4.50	8-15-2029	900,000	885,672
Trading companies & distributors: 0.21%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,640,000	1,665,420
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	2,170,000	2,235,100
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	1,110,000	1,252,913
				5,153,433
Transportation infrastructure: 0.26%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2026	5,630,000	4,764,702
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	1,050,000	851,162
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2028	1,150,000	880,270
				6,496,134
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Information technology: 0.49%
Electronic equipment, instruments & components: 0.19%
Corning Incorporated	3.90%	11-15-2049	$2,500,000	$ 2,882,057
Dell International LLC	8.35	7-15-2046	1,175,000	1,928,369
				4,810,426
Software: 0.30%
Oracle Corporation	3.95	3-25-2051	6,680,000	7,377,360
Materials: 0.02%
Chemicals: 0.02%
Chemours Company 144A	4.63	11-15-2029	635,000	630,568
Real estate: 1.25%
Equity REITs: 1.25%
National Health Investor Company	3.00	2-1-2031	2,000,000	1,981,102
Omega Healthcare Investors Incorporated	3.38	2-1-2031	2,930,000	3,021,599
Omega Healthcare Investors Incorporated	4.50	1-15-2025	2,130,000	2,337,470
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	7,140,000	8,055,863
Service Properties Trust Company	3.95	1-15-2028	3,000,000	2,882,970
Simon Property Group LP	3.80	7-15-2050	2,880,000	3,224,866
Tanger Properties LP	3.75	12-1-2024	1,600,000	1,746,262
Vornado Realty LP	3.40	6-1-2031	4,680,000	4,889,528
WEA Finance LLC 144A	4.75	9-17-2044	2,610,000	2,917,181
				31,056,841
Utilities: 1.73%
Electric utilities: 1.40%
Basin Electric Power Cooperative 144A	4.75	4-26-2047	2,315,000	2,879,735
Georgia Power Company	3.70	1-30-2050	3,260,000	3,627,750
NRG Energy Incorporated 144A	4.45	6-15-2029	6,415,000	7,166,935
Oglethorpe Power Corporation	5.05	10-1-2048	1,060,000	1,343,726
Oglethorpe Power Corporation	3.75	8-1-2050	3,220,000	3,538,588
Southern California Edison Company	3.65	2-1-2050	1,600,000	1,630,479
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00	1-15-2051	4,000,000	4,239,600
Tucson Electric Power Company	4.00	6-15-2050	2,415,000	2,925,277
Vistra Operations Company LLC 144A	4.38	5-1-2029	3,000,000	3,045,000
Vistra Operations Company LLC 144A	3.70	1-30-2027	4,325,000	4,589,452
				34,986,542
Multi-utilities: 0.33%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	0.63	3-2-2023	2,865,000	2,865,877
CenterPoint Energy Incorporated	0.70	3-2-2023	2,865,000	2,865,401
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024	2,480,000	2,483,621
				8,214,899
Total Corporate bonds and notes (Cost $495,337,704)				521,775,446
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  19

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal		Value
Foreign corporate bonds and notes: 2.82%
Communication services: 0.23%
Media: 0.23%
Tele Columbus AG 144A	3.88%	5-2-2025	EUR	2,320,000	$ 2,738,026
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	2,500,000	2,937,117
					5,675,143
Consumer discretionary: 0.20%
Auto components: 0.11%
HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	2,480,000	2,838,949
Automobiles: 0.09%
Peugeot SA Company	2.00	3-20-2025	EUR	1,800,000	2,259,086
Consumer staples: 0.54%
Food & staples retailing: 0.07%
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	1,600,000	1,760,728
Food products: 0.20%
Danone SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.43%) ʊ±	1.75	3-23-2023	EUR	2,600,000	3,145,472
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	1,500,000	1,706,837
					4,852,309
Tobacco: 0.27%
BAT International Finance plc	2.25	1-16-2030	EUR	5,250,000	6,714,199
Energy: 0.26%
Oil, gas & consumable fuels: 0.26%
Eni SpA	1.13	9-19-2028	EUR	3,200,000	4,016,897
Total SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	2,000,000	2,420,987
					6,437,884
Financials: 1.06%
Banks: 1.06%
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.82%) ʊ±	6.00	7-18-2022	EUR	1,200,000	1,473,537
Caixa Geral de Depositos SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +10.93%) ʊ±	10.75	3-30-2022	EUR	1,800,000	2,243,078
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	9,300,000	11,343,154
Nordea Bank (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.00%) ʊ±	3.50	3-12-2025	EUR	9,000,000	11,237,793
					26,297,562
Health care: 0.14%
Pharmaceuticals: 0.14%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	2,750,000	3,549,755
Industrials: 0.24%
Commercial services & supplies: 0.06%
Paprec Holding SA 144A	4.00	3-31-2025	EUR	1,200,000	1,438,338
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal		Value
Containers & packaging: 0.12%
Can-Pack SA 144A	2.38%	11-1-2027	EUR	2,500,000	$ 3,032,433
Electrical equipment: 0.06%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	1,300,000	1,609,873
Real estate: 0.15%
Real estate management & development: 0.15%
Akelius Residential Property AB (EURIBOR ICE Swap Rate 11:00am +3.49%) ±	3.88	10-5-2078	EUR	2,500,000	3,114,702
ATF Netherlands BV	1.50	7-15-2024	EUR	500,000	617,068
					3,731,770
Total Foreign corporate bonds and notes (Cost $67,371,122)					70,198,029
Foreign government bonds: 1.38%
Brazil	10.00	1-1-2029	BRL	8,000,000	1,535,652
Brazil ¤	0.00	1-1-2024	BRL	57,000,000	8,962,892
Brazil ¤	0.00	7-1-2024	BRL	120,000,000	17,972,565
Brazil	10.00	1-1-2025	BRL	8,600,000	1,685,446
Hungary	1.00	11-26-2025	HUF	900,000,000	2,888,033
Mexico	3.75	2-21-2024	EUR	1,000,000	1,212,834
Total Foreign government bonds (Cost $37,891,465)					34,257,422

	Shares
Investment companies: 0.31%
Exchange-traded funds: 0.31%
iShares Broad USD High Yield Corporate Bond ETF	188,000	7,847,120
Total Investment companies (Cost $7,395,920)		7,847,120

			Principal
Loans: 1.18%
Communication services: 0.16%
Media: 0.16%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	3.63	8-21-2026	$14,405	14,055
DIRECTV Financing LLC (1 Month LIBOR +5.00%) <±%%	5.75	7-22-2027	4,000,000	3,997,720
				4,011,775
Consumer discretionary: 0.24%
Auto components: 0.12%
Truck Hero Incorporated (1 Month LIBOR +3.25%) ±	4.00	1-31-2028	3,000,000	2,985,750
Household durables: 0.12%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	2,992,500	2,984,390
Energy: 0.07%
Oil, gas & consumable fuels: 0.07%
Apergy Corporation (1 Month LIBOR +5.00%) ‡±	6.00	6-3-2027	1,805,000	1,827,563
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  21

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Financials: 0.12%
Insurance: 0.12%
Asurion LLC (1 Month LIBOR +5.25%) ±	5.33%	1-20-2029	$1,320,000	$ 1,312,582
Asurion LLC (1 Month LIBOR +5.25%) <±%%	5.34	1-31-2028	1,680,000	1,670,995
				2,983,577
Health care: 0.05%
Health care equipment & supplies: 0.05%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	8-31-2026	1,203,234	1,203,427
Industrials: 0.30%
Airlines: 0.23%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.50	4-20-2028	3,000,000	3,087,180
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	2,475,000	2,623,500
				5,710,680
Commercial services & supplies: 0.01%
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	4.50	6-2-2028	350,000	349,580
Machinery: 0.06%
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	1,532,041	1,528,211
Information technology: 0.08%
Software: 0.08%
Sophia LP (1 Month LIBOR +3.75%) ±	4.50	10-7-2027	1,990,000	1,994,557
Materials: 0.16%
Construction materials: 0.06%
Standard Industries Incorporated (1 Month LIBOR +2.50%) <±%%	3.00	8-5-2028	1,390,000	1,385,538
Paper & forest products: 0.10%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-29-2027	2,481,297	2,477,848
Total Loans (Cost $29,425,711)				29,442,896
Municipal obligations: 0.55%
California: 0.07%
Transportation revenue: 0.07%
Alameda CA Corridor Transportation Authority CAB Refunding Bond Subordinated Series B ¤	0.00	10-1-2028	2,115,000	1,779,333
Illinois: 0.32%
GO revenue: 0.17%
Cook County IL Series B	6.36	11-15-2033	1,745,000	2,434,877
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB ¤	0.00	1-1-2025	1,820,000	1,761,728
				4,196,605
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Tax revenue: 0.15%
Chicago IL Transit Authority Taxable Pension Funding Series A	6.90%	12-1-2040	$1,075,000	$ 1,555,281
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2010-B1 ¤	0.00	6-15-2026	1,975,000	1,868,129
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series 2012-B ¤	0.00	12-15-2051	765,000	322,698
				3,746,108
Kansas: 0.01%
Health revenue: 0.01%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00	11-15-2025	195,000	198,619
Maryland: 0.02%
Education revenue: 0.02%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	485,000	489,446
Michigan: 0.03%
Miscellaneous revenue: 0.03%
Michigan Finance Authority Local Government Loan Program Project Series E	7.19	11-1-2022	855,000	894,707
Pennsylvania: 0.10%
Education revenue: 0.10%
Commonwealth of Pennsylvania Financing Authority Series A	4.14	6-1-2038	1,995,000	2,392,734
Total Municipal obligations (Cost $11,300,892)				13,697,552
Non-agency mortgage-backed securities: 14.61%
Agate Bay Mortgage Loan Trust Series 2015-3 Class B3 144A±±	3.59	4-25-2045	1,132,101	1,143,181
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	1.15	7-25-2029	8,570,000	8,570,240
American Money Management Corporation Series 2015-16A Class AR2 (3 Month LIBOR +0.98%) 144A±	1.11	4-14-2029	4,624,017	4,624,174
American Money Management Corporation Series 2016-19A Class AR (3 Month LIBOR +1.14%) 144A±	1.27	10-16-2028	1,868,259	1,868,580
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93	5-25-2059	354,523	355,838
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	2,885,012	2,904,729
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	2,714,792	2,727,651
Apidos CLO Series 2019 Class 3-1-A (3 Month LIBOR +3.10%) 144A±	3.23	4-15-2031	3,000,000	3,003,075
Arch Street CLO Limited Series 2016 Class 2A-CR2 (3 Month LIBOR +2.30%) 144A±	2.43	10-20-2028	2,355,000	2,355,304
Arch Street CLO Limited Series 2016-2A Class DR2 (3 Month LIBOR +3.45%) 144A±	3.58	10-20-2028	2,430,000	2,429,983
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  23

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Avery Point CLO Limited Series 2015-7A Class AR2 (3 Month LIBOR +0.96%) 144A±	1.09%	1-15-2028	$7,382,414	$ 7,382,584
Bain Capital Create CLO Limited Series 2017 Class 1 (3 Month LIBOR +1.95%) 144A±	2.08	7-20-2030	3,725,000	3,725,592
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	89,825	89,754
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	7,445,000	7,764,763
Brookside Mill CLO Limited Series 2013 Class 1A (3 Month LIBOR +2.65%) 144A±	2.78	1-17-2028	4,000,000	3,976,820
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72	11-25-2059	1,752,431	1,774,423
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	4,975,000	5,395,616
Carlyle Global Market Series 2016-1A Class R2 (3 Month LIBOR +3.35%) 144A±	3.48	4-20-2034	1,500,000	1,501,415
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	562,103	584,563
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	1,035,000	1,144,365
CIFC Funding Limited Series 2012-2RA Class A1 (3 Month LIBOR +0.80%) 144A±	0.93	1-20-2028	2,002,670	2,002,833
Citigroup Commercial Mortgage Trust 2017-MDRA Class A 144A	3.66	7-10-2030	2,000,000	2,015,204
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	1,441,577	1,444,985
Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	24,269	24,065
Credit Suisse Mortgage Trust Series 2013-IVR2 Class B4 144A±±	3.42	4-25-2043	1,673,685	1,691,284
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	8,115,497	8,097,632
CSMLT Trust Series 2015-1 Class B4 144A±±	3.83	5-25-2045	3,201,115	3,242,084
DB Master Finance LLC Series 2017-1A Class A2I 144A	3.63	11-20-2047	8,829,750	8,888,380
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.12	12-19-2030	582,684	582,555
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	972,237	974,743
Dryden Senior Loan Fund Series 2013-28A Class A2LR (3 Month LIBOR +1.65%) 144A±	1.77	8-15-2030	4,000,000	4,001,504
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	2.01	5-15-2032	3,550,000	3,549,986
Educational Services of America Series 2015-1 Class A (1 Month LIBOR +0.80%) 144A±	0.88	10-25-2056	676,175	679,151
Financial Asset Securitization Incorporated Series 1997-NAM2 Class B2 †	8.00	7-25-2027	15,908	2
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	8,675,000	8,686,655
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	6,770,000	6,776,163
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	2.84	1-25-2030	3,931,661	3,920,518
FWD Securitization Trust Series 2019-INV1 Class A3 144A±±	3.11	6-25-2049	2,063,318	2,099,205
GCAT Series 2019-NQM1 Class A1 144Aøø	2.99	2-25-2059	2,944,635	2,956,245
GCAT Series 2019-NQM2 Class A1 144Aøø	2.86	9-25-2059	1,863,881	1,872,001
GCAT Series 2019-RPl1 Class A1 144A±±	2.65	10-25-2068	3,247,771	3,345,056
Gilbert Park CLO Series 2017-1A Class B (3 Month LIBOR +1.60%) 144A±	1.73	10-15-2030	3,000,000	3,000,621
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93%	11-10-2052	$500,000	$ 534,834
Goldman Sachs Mortgage Securities Trust Series 2019-PJ2 Class A4 144A±±	4.00	11-25-2049	589,489	590,607
Gracie Point International Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.49	5-2-2023	5,859,771	5,907,262
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.10	11-15-2036	2,416,198	2,416,952
Imperial Fund LLC Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	1,712,905	1,717,133
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class ASB	2.38	10-15-2045	657,586	662,535
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-3 Class B4 144A±±	3.38	7-25-2043	3,616,907	3,680,963
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.06	7-15-2036	5,000,000	4,999,999
JPMorgan Mortgage Trust Series 2014-2 Class B4 144A±±	3.41	6-25-2029	1,215,000	1,253,023
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050	2,514,236	2,552,811
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	600,000	602,936
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	1.23	5-15-2028	911,862	911,862
Mach One Trust Commercial Mortgage Backed Series 2004-1 Class X 144A♀±±	0.78	5-28-2040	30,913	0
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	3,686,000	3,691,691
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	1.18	4-25-2055	6,735,000	6,725,717
Metlife Securitization Trust 2019-1A Class A1A 144A±±	3.75	4-25-2058	1,382,501	1,421,306
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (30 Day Average U.S. SOFR +2.16%) 144A±	2.21	7-15-2035	3,107,044	3,141,992
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (30 Day Average U.S. SOFR +0.96%) 144A±	1.01	7-15-2036	11,000,000	11,003,394
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	2,518,928	2,519,697
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	2,650,000	2,694,296
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	7,636,699	7,652,105
Mill City Mortgage Trust Series 2019 Class M2 144A±±	3.25	7-25-2059	4,592,000	4,887,984
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class B ±±	3.31	9-15-2049	610,000	627,956
Morgan Stanley Capital I Series 2004-RR2 Class X 144A♀±±	0.35	10-28-2033	1,094	2
New Residential Mortgage Loan Trust Series 2019-RPL3 Class M1 144A±±	3.25	7-25-2059	5,000,000	5,333,551
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	1.58	3-17-2030	8,205,000	8,204,959
Ondeck Asset Secuitization Trust Series 2021-1A Class B 144A	2.28	5-17-2027	4,000,000	4,035,727
Onslow Bay Financial LLC Series 2020 Class A21 144A±±	3.50	12-25-2049	1,496,884	1,519,704
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  25

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
OZLM Funding Limited Series 2014-8A Class A2RR (3 Month LIBOR +1.80%) 144A±	1.93%	10-17-2029	$5,400,000	$ 5,401,404
Pagaya AI Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	11,227,483	11,256,536
Pagaya AI Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	11,328,759	11,345,228
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR +0.97%) ±	1.10	4-20-2027	1,104,786	1,105,013
Palmer Square Loan Funding Limited Series 2021-3A Class A2 (3 Month LIBOR +1.40%) 144A±	1.57	7-20-2029	12,060,000	12,066,778
Parallel Limited Series 2021-1A Class D (3 Month LIBOR +3.45%) ±	3.58	7-15-2034	8,500,000	8,472,545
Residential Mortgage Loan Trust Series 2020-1 Class M1 144A±±	3.24	2-25-2024	5,000,000	5,145,364
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	2,329,448	2,327,822
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	1,927,000	1,592,664
Shellpoint Company Originator Trust Series 2016-1 Class B2 144A±±	3.61	11-25-2046	5,751,969	5,869,840
Sound Point CLO Limited Series 2013-2RA Class A1 (3 Month LIBOR +0.95%) 144A±	1.08	4-15-2029	2,825,000	2,818,813
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	1.68	4-15-2030	10,340,000	10,295,052
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	1,229,209	1,242,825
Station Place Securitization Trust Series 2021-WL1 Class A (1 Month LIBOR +0.65%) 144A±	0.74	1-26-2054	6,790,000	6,787,147
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	5,700,000	5,702,051
TCW Collateralized Loan Obligation Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A±	1.68	7-29-2029	5,545,000	5,546,065
Towd Point Mortgage Trust Series 2015-1 Class A3 144A±±	3.25	10-25-2053	5,500,000	5,552,869
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.40	11-25-2060	4,530,000	4,720,003
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	1,286,633	1,292,604
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	1,402,111	1,433,987
Towd Point Mortgage Trust Series 2019-4 Class M1 144A±±	3.50	10-25-2059	4,000,000	4,312,431
Towd Point Mortgage Trust Series 2019-4 Class M2 144A±±	3.75	10-25-2059	3,680,000	3,959,741
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	1,086,083	1,102,921
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	1,563,398	1,566,937
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	1,140,000	1,256,918
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	0.95	2-15-2032	2,545,036	2,545,708
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	2,474,361	2,465,171
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Voya CLO Limited Series 2015-2A Class AR (3 Month LIBOR +0.97%) 144A±	1.11%	7-23-2027	$2,256,132	$ 2,257,919
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	2.03	4-17-2030	4,500,000	4,500,689
ZAIS CLO 6 Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	2.78	7-15-2029	7,450,000	7,450,834
Total Non-agency mortgage-backed securities (Cost $361,552,168)				363,858,399
U.S. Treasury securities: 16.06%
TIPS	0.13	7-15-2030	18,449,103	20,676,448
TIPS	0.13	1-15-2031	29,778,921	33,256,231
TIPS	1.38	2-15-2044	3,274,886	4,603,347
U.S. Treasury Bond	1.63	11-15-2050	8,686,000	8,081,712
U.S. Treasury Bond ##	1.88	2-15-2051	37,045,000	36,570,361
U.S. Treasury Bond	2.25	8-15-2049	6,670,000	7,141,329
U.S. Treasury Bond	2.38	11-15-2049	2,105,000	2,314,924
U.S. Treasury Note	0.25	8-31-2025	1,535,000	1,512,275
U.S. Treasury Note ##	0.25	10-31-2025	25,475,000	25,050,085
U.S. Treasury Note ##	0.38	11-30-2025	22,745,000	22,466,018
U.S. Treasury Note	0.38	12-31-2025	6,135,000	6,054,238
U.S. Treasury Note ##	0.38	1-31-2026	20,390,000	20,100,876
U.S. Treasury Note ##	0.75	4-30-2026	23,680,000	23,698,500
U.S. Treasury Note	0.88	6-30-2026	66,085,000	66,451,566
U.S. Treasury Note	1.25	6-30-2028	7,440,000	7,531,838
U.S. Treasury Note ##	1.25	8-15-2031	45,055,000	44,822,685
U.S. Treasury Note	2.00	8-15-2051	10,810,000	11,002,553
U.S. Treasury Note ##	2.25	5-15-2041	11,885,000	12,716,950
U.S. Treasury Note	2.38	5-15-2051	41,390,000	45,710,081
Total U.S. Treasury securities (Cost $392,814,318)				399,762,017
Yankee corporate bonds and notes: 11.24%
Communication services: 0.46%
Diversified telecommunication services: 0.07%
Telefonica Emisiones SAU	5.21	3-8-2047	1,485,000	1,862,812
Interactive media & services: 0.34%
Baidu Incorporated	2.38	10-9-2030	5,000,000	5,022,083
Tencent Holdings Limited 144A	3.68	4-22-2041	3,250,000	3,436,778
				8,458,861
Media: 0.05%
WPP Finance Limited 2010	3.75	9-19-2024	1,054,000	1,143,039
Consumer discretionary: 0.85%
Automobiles: 0.14%
Nissan Motor Company 144A	4.81	9-17-2030	2,961,000	3,354,059
Hotels, restaurants & leisure: 0.38%
GENM Capital Labuan Limited 144A	3.88	4-19-2031	7,900,000	7,948,919
Royal Caribbean Cruises	4.25	6-15-2023	1,150,000	1,548,176
				9,497,095
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  27

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Internet & direct marketing retail: 0.33%
Alibaba Group Holding	3.15%	2-9-2051	$4,135,000	$ 4,071,809
Prosus NV 144A	3.83	2-8-2051	3,000,000	2,716,863
Prosus NV 144A	4.03	8-3-2050	1,565,000	1,475,491
				8,264,163
Energy: 1.31%
Oil, gas & consumable fuels: 1.31%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ʊ±	4.88	3-22-2030	4,950,000	5,456,534
Comision Federal de Electricidad 144A«	3.35	2-9-2031	4,085,000	4,064,616
Comision Federal de Electricidad 144A	4.75	2-23-2027	1,140,000	1,285,350
Galaxy Pipeline Assets Company 144A	2.16	3-31-2034	4,995,000	4,971,424
Qatar Petroleum 144A	2.25	7-12-2031	5,830,000	5,878,762
Reliance Industries Limited 144A	5.40	2-14-2022	10,855,000	11,077,202
				32,733,888
Financials: 6.36%
Banks: 3.34%
ABN AMRO Bank NV 144A	4.75	7-28-2025	1,800,000	2,012,930
African Export Import Bank 144A	3.80	5-17-2031	2,600,000	2,709,595
Banco Bradesco 144A	2.85	1-27-2023	3,205,000	3,272,337
Banco de Bogota SA 144A	6.25	5-12-2026	1,400,000	1,531,544
Banco del Estado de Chile 144A	2.70	1-9-2025	4,165,000	4,337,889
Banco do Brasil SA 144A	4.63	1-15-2025	2,415,000	2,565,938
Banco General SA 144A	4.13	8-7-2027	5,625,000	6,117,244
Banco Industrial SA (5 Year Treasury Constant Maturity +4.44%) 144A±	4.88	1-29-2031	1,500,000	1,545,000
Banco Internacional del Peru 144A	3.25	10-4-2026	1,600,000	1,629,216
Banco Mercantil del Norte SA (5 Year Treasury Constant Maturity +4.97%) 144Aʊ±	6.75	9-27-2024	1,565,000	1,689,355
Banco Safra SA 144A	4.13	2-8-2023	1,695,000	1,763,664
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ±	0.70	6-30-2024	9,000,000	9,025,610
Banco Santander Mexico (5 Year Treasury Constant Maturity +3.00%) 144A±	5.95	10-1-2028	1,700,000	1,829,642
Banque Ouest Africaine de Developpement 144A	5.00	7-27-2027	2,520,000	2,823,005
Barclays plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	3,710,000	3,726,581
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32	1-13-2027	5,455,000	5,410,093
Danske Bank 144A	5.38	1-12-2024	1,705,000	1,879,544
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	1,750,000	1,915,094
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	4,200,000	4,202,121
Itau Unibanco Holding SA 144A	3.25	1-24-2025	3,510,000	3,590,379
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	7,875,000	7,918,146
NatWest Markets plc 144A	0.80	8-12-2024	4,675,000	4,672,629
Perrigo Finance plc	4.90	12-15-2044	1,500,000	1,611,182
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	3,000,000	3,315,634
Westpac Banking Corporation	2.96	11-16-2040	2,160,000	2,154,617
				83,248,989
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Capital markets: 0.80%
Credit Suisse Group AG (U.S. SOFR +1.73%) 144A±	3.09%	5-14-2032	$2,695,000	$ 2,811,096
Credit Suisse Group AG (U.S. SOFR +0.98%) 144A±	1.31	2-2-2027	3,000,000	2,951,487
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144Aʊ±	5.25	2-11-2027	3,500,000	3,668,000
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	1,485,000	1,528,403
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	5,800,000	5,792,961
UBS Group Funding Switzerland AG 144A	3.49	5-23-2023	1,165,000	1,191,020
UBS Group Funding Switzerland AG (USD Swap Semi Annual (vs. 6 Month LIBOR) 5 Year +4.87%) ±	7.00	12-29-2049	1,650,000	1,893,375
				19,836,342
Consumer finance: 0.11%
Nissan Motor Acceptance Corporation 144A	2.65	7-13-2022	1,843,000	1,856,377
Unifin Financiera SAB de CV 144A«	9.88	1-28-2029	800,000	804,000
				2,660,377
Diversified financial services: 1.34%
Avolon Holdings Funding Limited 144A	2.75	2-21-2028	2,000,000	2,006,453
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	2,515,000	2,844,896
Banco Nacional de Comercio Exterior SNC 144A	4.38	10-14-2025	2,350,000	2,602,625
Brookfield Finance Incorporated	3.50	3-30-2051	2,865,000	3,026,018
Cellnex Finance Company 144A	3.88	7-7-2041	4,120,000	4,162,560
Corporacion Financiera de Desarrollo SA (3 Month LIBOR +5.61%) 144A±	5.25	7-15-2029	1,185,000	1,236,559
DAE Funding LLC 144A	3.38	3-20-2028	3,205,000	3,314,092
GE Capital International Funding Company	4.42	11-15-2035	3,535,000	4,290,819
Lundin Energy Finance Company 144A	2.00	7-15-2026	9,800,000	9,876,163
				33,360,185
Insurance: 0.66%
AIA Group Limited 144A	3.38	4-7-2030	5,640,000	6,242,502
Nippon Life Insurance (5 Year Treasury Constant Maturity +2.65%) 144A±	2.75	1-21-2051	4,595,000	4,579,147
Sompo International Holdings Limited	7.00	7-15-2034	1,330,000	1,852,700
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	1,600,000	1,837,597
Validus Holdings Limited	8.88	1-26-2040	1,210,000	2,017,497
				16,529,443
Thrifts & mortgage finance: 0.11%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 Year +1.85%) 144A±	4.13	10-18-2032	2,500,000	2,758,175
Health care: 0.03%
Pharmaceuticals: 0.03%
Teva Pharmaceutical Finance BV	2.80	7-21-2023	800,000	789,040
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  29

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 1.02%
Airlines: 0.34%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50%	7-15-2026	$4,000,000	$ 4,954,920
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	3,600,000	3,600,000
				8,554,920
Machinery: 0.20%
Weir Group plc 144A	2.20	5-13-2026	5,000,000	5,056,182
Professional services: 0.45%
IHS Markit Limited	4.25	5-1-2029	9,600,000	11,101,248
Transportation infrastructure: 0.03%
Mexico City Airport Trust 144A	5.50	7-31-2047	570,000	592,800
Information technology: 0.36%
Communications equipment: 0.36%
Ericsson LM	4.13	5-15-2022	8,699,000	8,906,906
Materials: 0.55%
Chemicals: 0.55%
Orbia Advance Corporation SAB 144A	4.88	9-19-2022	5,040,000	5,241,600
Syngenta Finance NV 144A	4.44	4-24-2023	8,000,000	8,391,182
				13,632,782
Utilities: 0.30%
Electric utilities: 0.30%
Comision Federal de Electricidad SA de CV Company 144A	3.88	7-26-2033	2,985,000	2,991,746
Electricite de France SA 144A	4.95	10-13-2045	1,130,000	1,469,283
Western Power Distributions Holdings Limited 144A	7.38	12-15-2028	2,265,000	2,980,375
				7,441,404
Total Yankee corporate bonds and notes (Cost $270,608,642)				279,782,710
Yankee government bonds: 1.91%
Bermuda 144A	3.38	8-20-2050	1,455,000	1,518,002
Bermuda 144A	3.72	1-25-2027	410,000	448,438
Dominican Republic 144A	4.50	1-30-2030	1,000,000	1,040,010
Dominican Republic 144A	4.88	9-23-2032	1,800,000	1,890,018
Provincia de Cordoba 144Aøø	5.00	12-10-2025	1,781,310	1,367,173
Provincia de Santa Fe 144A	7.00	3-23-2023	2,000,000	1,870,020
Republic of Argentina øø	0.50	7-9-2030	1,703,981	664,910
Republic of Argentina	1.00	7-9-2029	206,310	84,467
Republic of Argentina øø	1.13	7-9-2035	1,817,118	634,192
Republic of Kenya 144A	8.25	2-28-2048	750,000	848,850
Republic of Paraguay 144A	5.40	3-30-2050	1,750,000	2,089,500
Republic of Peru	2.78	1-23-2031	3,975,000	4,060,820
Republic of Senegal 144A«	6.25	5-23-2033	750,000	806,850
State of Israel	5.50	9-18-2033	11,875,000	16,929,487
Sultanate of Oman 144A	6.25	1-25-2031	1,700,000	1,853,136
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Yankee government bonds (continued)
Ukraine 144A	7.38%	9-25-2032	$1,200,000	$ 1,281,816
United Mexican States	4.28	8-14-2041	9,565,000	10,233,976
Total Yankee government bonds (Cost $46,763,198)				47,621,665

Short-term investments: 20.33%
Commercial paper: 5.74%
AT&T Incorporated 144A☼	0.30	12-14-2021	7,520,000	7,515,942
Corporacion Andina de Fomento 144A☼	0.29	5-3-2022	10,000,000	9,989,656
Corporación Andina de Fomento 144A☼	0.31	3-1-2022	10,000,000	9,993,377
General Motors Financial Company Incorporated 144A☼	0.29	9-27-2021	4,500,000	4,498,687
Glencore Funding LLC 144A☼	0.27	12-6-2021	20,000,000	19,983,726
Harley-Davidson Financial Services Incorporated 144A☼	0.32	11-2-2021	7,000,000	6,995,468
HSBC USA Incorporated 144A☼	0.36	4-1-2022	22,000,000	21,957,175
Humana Incorporated 144A☼	0.23	10-5-2021	2,250,000	2,249,328
NatWest Markets plc 144A☼	0.33	4-21-2022	15,000,000	14,980,778
Viatris Incorporated 144A☼	0.47	12-15-2021	5,000,000	4,993,463
Viatris Incorporated 144A☼	0.56	1-20-2022	20,000,000	19,962,449
Walt Disney Company 144A☼	0.20	6-30-2022	10,000,000	9,980,894
Walt Disney Company 144A☼	0.25	3-31-2022	10,000,000	9,988,163
				143,089,106

	Yield	Shares
Investment companies: 7.76%
Securities Lending Cash Investments LLC ♠∩∞	0.02	5,572,383	5,572,383
Wells Fargo Government Money Market Fund Select Class ♠∞##	0.03	187,588,322	187,588,322
			193,160,705

				Principal
U.S. Treasury securities: 6.83%
U.S. Treasury Bill ☼#		0.02	9-16-2021	$40,000,000	39,999,500
U.S. Treasury Bill ☼#		0.02	9-21-2021	60,000,000	59,998,750
U.S. Treasury Bill ☼#		0.02	9-28-2021	30,000,000	29,999,213
U.S. Treasury Bill ☼#		0.03	9-9-2021	40,000,000	39,999,672
					169,997,135
Total Short-term investments (Cost $506,206,503)					506,246,946
Total investments in securities (Cost $2,837,386,829)	116.13%				2,891,439,297
Other assets and liabilities, net	(16.13)				(401,581,397)
Total net assets	100.00%				$2,489,857,900

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  31

Portfolio of investments—August 31, 2021

±	Variable rate investment. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
BRL	Brazilian real
CAB	Capital appreciation bond
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HEFAR	Higher Education Facilities Authority Revenue
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TIPS	Treasury inflation-protected securities
TVA	Tennessee Valley Authority
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Plus Bond Fund

Portfolio of investments—August 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 263,640	$ 502,012,109	$ (496,703,366)	$0	$0	$ 5,572,383	5,572,383	$ 9,466#
Wells Fargo Government Money Market Fund Select Class	94,304,438	1,679,813,988	(1,586,530,104)	0	0	187,588,322	187,588,322	46,255
				$0	$0	$193,160,705		$55,721

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
11,511,162 USD	15,600,000 AUD	Citibank NA	9-30-2021	$ 97,132	$ 0
6,400,000 CAD	5,176,059 USD	Citibank NA	9-29-2021	0	(103,564)
4,990,533 USD	6,400,000 CAD	Citibank NA	9-29-2021	0	(81,962)
57,680,826 USD	48,300,000 EUR	Citibank NA	9-30-2021	618,993	0
11,458,770 USD	9,650,000 EUR	Citibank NA	9-30-2021	58,217	0
11,410,662 USD	9,700,000 EUR	Citibank NA	9-30-2021	0	(48,961)
				$774,342	$(234,487)
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Treasury Notes	314	12-21-2021	$ 41,966,143	$ 41,904,281	$ 0	$ (61,862)
U.S. Long Term Bonds	71	12-21-2021	11,663,518	11,570,781	0	(92,737)
U.S. Ultra Treasury Bonds	191	12-21-2021	38,063,063	37,680,719	0	(382,344)
2-Year U.S. Treasury Notes	1,122	12-31-2021	247,052,170	247,208,157	155,987	0
Short
Euro-BOBL Futures	(182)	9-8-2021	(28,838,490)	(29,004,592)	0	(166,102)
Euro-Bund Futures	(230)	9-8-2021	(46,598,764)	(47,647,414)	0	(1,048,650)
Euro-Schatz Futures	(67)	9-8-2021	(8,873,294)	(8,882,502)	0	(9,208)
10-Year Ultra Futures	(331)	12-21-2021	(49,173,625)	(48,993,172)	180,453	0
5-Year U.S. Treasury Notes	(425)	12-31-2021	(52,533,304)	(52,580,468)	0	(47,164)
					$336,440	$(1,808,067)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  33

Portfolio of investments—August 31, 2021

Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount		Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Buy Protection
Markit CDX North American High Yield	5.00%	Quarterly	12-20-2025	USD	28,500,000	$(2,729,341)	$(2,238,831)	$ 0	$ (490,510)
Sell Protection
Markit iTraxx Europe Crossover	5.00	Quarterly	6-20-2026	EUR	4,000,000	578,573	542,924	35,649	0
								$35,649	$(490,510)
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Plus Bond Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $5,461,429 of securities loaned), at value (cost $2,644,226,124)	$ 2,698,278,592
Investments in affiliated securites, at value (cost $193,160,705)	193,160,705
Cash	280,938
Cash due from broker	118,606
Cash at broker segregated for futures contracts	4,711,000
Segregated cash for swap contracts	1,161,720
Foreign currency, at value (cost $5,766,191)	5,807,117
Receivable for interest	10,562,133
Receivable for Fund shares sold	10,394,975
Receivable for investments sold	7,698,039
Unrealized gains on forward foreign currency contracts	774,342
Receivable for daily variation margin on centrally cleared swap contracts	749,648
Receivable for daily variation margin on open futures contracts	92,582
Receivable for securities lending income, net	4,810
Principal paydown receivable	40
Prepaid expenses and other assets	473,348
Total assets	2,934,268,595
Liabilities
Payable for when-issued transactions	353,255,455
Payable for investments purchased	81,215,730
Payable upon receipt of securities loaned	5,572,383
Payable for Fund shares redeemed	1,750,452
Payable for daily variation margin on centrally cleared swaps	741,075
Cash collateral due to broker for forward foreign currency contracts	719,883
Management fee payable	607,225
Unrealized losses on forward foreign currency contracts	234,487
Administration fees payable	189,131
Distribution fee payable	24,994
Accrued expenses and other liabilities	99,880
Total liabilities	444,410,695
Total net assets	$2,489,857,900
Net assets consist of
Paid-in capital	$ 2,421,144,633
Total distributable earnings	68,713,267
Total net assets	$2,489,857,900
Computation of net asset value and offering price per share
Net assets – Class A	$ 308,269,609
Shares outstanding – Class A1	22,802,837
Net asset value per share – Class A	$13.52
Maximum offering price per share – Class A2	$14.16
Net assets – Class C	$ 39,627,823
Shares outstanding – Class C1	2,933,942
Net asset value per share – Class C	$13.51
Net assets – Class R6	$ 89,047,986
Shares outstanding – Class R6[1]	6,577,325
Net asset value per share – Class R6	$13.54
Net assets – Administrator Class	$ 278,293,751
Shares outstanding – Administrator Class[1]	20,627,201
Net asset value per share – Administrator Class	$13.49
Net assets – Institutional Class	$ 1,774,618,731
Shares outstanding – Institutional Class[1]	131,117,926
Net asset value per share – Institutional Class	$13.53
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  35

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 47,410,418
Dividends	1,347,013
Income from affiliated securities	115,077
Total investment income	48,872,508
Expenses
Management fee	7,908,447
Administration fees
Class A	447,500
Class C	55,230
Class R6	24,613
Administrator Class	141,331
Institutional Class	1,076,624
Shareholder servicing fees
Class A	698,544
Class C	86,297
Administrator Class	353,327
Distribution fee
Class C	258,891
Custody and accounting fees	68,688
Professional fees	83,202
Registration fees	128,311
Shareholder report expenses	103,964
Trustees’ fees and expenses	19,272
Other fees and expenses	33,499
Total expenses	11,487,740
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,318,654)
Class A	(31,361)
Class C	(4)
Administrator Class	(70,004)
Net expenses	9,067,717
Net investment income	39,804,791
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	19,314,868
Forward foreign currency contracts	(1,426,941)
Futures contracts	(4,789,407)
Swap contracts	1,772
Net realized gains on investments	13,100,292
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax refund of $(33,768))	6,769,837
Forward foreign currency contracts	2,577,976
Futures contracts	(372,768)
Swap contracts	(870,534)
Net change in unrealized gains (losses) on investments	8,104,511
Net realized and unrealized gains (losses) on investments	21,204,803
Net increase in net assets resulting from operations	$61,009,594
The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Core Plus Bond Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 39,804,791		$ 30,099,430
Net realized gains on investments		13,100,292		48,260,799
Net change in unrealized gains (losses) on investments		8,104,511		13,371,709
Net increase in net assets resulting from operations		61,009,594		91,731,938
Distributions to shareholders from
Net investment income and net realized gains
Class A		(12,927,846)		(8,171,769)
Class C		(1,312,280)		(549,882)
Class R6		(4,070,527)		(2,452,657)
Administrator Class		(5,658,851)		(2,263,862)
Institutional Class		(62,947,979)		(23,463,205)
Total distributions to shareholders		(86,917,483)		(36,901,375)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,271,226	98,269,502	3,415,044	45,155,629
Class C	1,527,005	20,676,856	1,052,336	13,908,235
Class R6	3,510,925	47,375,550	1,642,751	21,915,029
Administrator Class	16,952,734	227,567,012	2,516,024	33,041,254
Institutional Class	98,898,472	1,339,236,932	45,235,915	595,518,013
		1,733,125,852		709,538,160
Reinvestment of distributions
Class A	887,127	11,996,059	579,700	7,576,693
Class C	90,527	1,223,603	37,616	492,207
Class R6	249,035	3,372,019	151,605	1,988,286
Administrator Class	419,260	5,652,053	173,041	2,259,572
Institutional Class	4,273,565	57,812,022	1,533,691	20,105,074
		80,055,756		32,421,832
Payment for shares redeemed
Class A	(4,548,362)	(61,469,054)	(3,579,677)	(46,707,885)
Class C	(742,549)	(10,014,815)	(420,883)	(5,548,980)
Class R6	(3,218,395)	(43,643,562)	(526,084)	(6,893,021)
Administrator Class	(2,570,782)	(34,666,373)	(1,247,359)	(16,107,146)
Institutional Class	(32,694,760)	(439,851,508)	(26,157,510)	(337,958,968)
		(589,645,312)		(413,216,000)
Net increase in net assets resulting from capital share transactions		1,223,536,296		328,743,992
Total increase in net assets		1,197,628,407		383,574,555
Net assets
Beginning of period		1,292,229,493		908,654,938
End of period		$2,489,857,900		$1,292,229,493
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  37

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.77	$13.09	$12.27	$12.71	$12.70
Net investment income	0.24	0.34	0.37	0.34	0.36 [1]
Net realized and unrealized gains (losses) on investments	0.16	0.77	0.80	(0.45)	(0.01)
Total from investment operations	0.40	1.11	1.17	(0.11)	0.35
Distributions to shareholders from
Net investment income	(0.27)	(0.36)	(0.35)	(0.33)	(0.33)
Net realized gains	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.65)	(0.43)	(0.35)	(0.33)	(0.34)
Net asset value, end of period	$13.52	$13.77	$13.09	$12.27	$12.71
Total return[2]	3.00%	8.72%	9.74%	(0.84)%	2.78%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.88%	0.91%	0.92%	0.93%
Net expenses	0.72%	0.72%	0.73%	0.73%	0.76%
Net investment income	1.90%	2.60%	2.99%	2.63%	2.88%
Supplemental data
Portfolio turnover rate	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$308,270	$264,366	$245,879	$229,688	$255,668

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.77	$13.09	$12.26	$12.71	$12.70
Net investment income	0.14	0.23	0.28	0.23	0.26
Net realized and unrealized gains (losses) on investments	0.15	0.78	0.81	(0.44)	(0.01)
Total from investment operations	0.29	1.01	1.09	(0.21)	0.25
Distributions to shareholders from
Net investment income	(0.17)	(0.26)	(0.26)	(0.24)	(0.23)
Net realized gains	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.55)	(0.33)	(0.26)	(0.24)	(0.24)
Net asset value, end of period	$13.51	$13.77	$13.09	$12.26	$12.71
Total return[1]	2.16%	7.85%	8.91%	(1.66)%	2.01%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.63%	1.66%	1.67%	1.68%
Net expenses	1.48%	1.48%	1.48%	1.48%	1.51%
Net investment income	1.13%	1.85%	2.25%	1.89%	2.12%
Supplemental data
Portfolio turnover rate	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$39,628	$28,342	$18,195	$20,550	$19,036

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  39

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$13.79	$13.11	$12.28	$12.73	$12.59
Net investment income	0.30	0.39 [2]	0.41	0.39	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.15	0.77	0.82	(0.46)	0.12
Total from investment operations	0.45	1.16	1.23	(0.07)	0.45
Distributions to shareholders from
Net investment income	(0.32)	(0.41)	(0.40)	(0.38)	(0.30)
Net realized gains	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.70)	(0.48)	(0.40)	(0.38)	(0.31)
Net asset value, end of period	$13.54	$13.79	$13.11	$12.28	$12.73
Total return[3]	3.37%	9.10%	10.14%	(0.55)%	3.64%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.50%	0.53%	0.54%	0.55%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.28%	2.98%	3.36%	3.05%	3.12%
Supplemental data
Portfolio turnover rate	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$89,048	$83,260	$62,522	$45,159	$31,451

[1]	For the period from October 31, 2016 (commencement of class operations) to August 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Core Plus Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.75	$13.07	$12.25	$12.69	$12.68
Net investment income	0.26	0.35	0.38	0.35	0.37
Net realized and unrealized gains (losses) on investments	0.14	0.77	0.81	(0.44)	(0.01)
Total from investment operations	0.40	1.12	1.19	(0.09)	0.36
Distributions to shareholders from
Net investment income	(0.28)	(0.37)	(0.37)	(0.35)	(0.34)
Net realized gains	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.66)	(0.44)	(0.37)	(0.35)	(0.35)
Net asset value, end of period	$13.49	$13.75	$13.07	$12.25	$12.69
Total return	3.04%	8.85%	9.88%	(0.74)%	2.90%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.82%	0.85%	0.86%	0.87%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.66%
Net investment income	1.95%	2.71%	3.07%	2.74%	2.97%
Supplemental data
Portfolio turnover rate	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$278,294	$80,099	$57,316	$32,241	$41,806
The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Plus Bond Fund  |  41

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.79	$13.11	$12.28	$12.72	$12.71
Net investment income	0.29	0.38	0.39	0.37 [1]	0.38
Net realized and unrealized gains (losses) on investments	0.14	0.77	0.83	(0.44)	0.01
Total from investment operations	0.43	1.15	1.22	(0.07)	0.39
Distributions to shareholders from
Net investment income	(0.31)	(0.40)	(0.39)	(0.37)	(0.37)
Net realized gains	(0.38)	(0.07)	0.00	0.00	(0.01)
Total distributions to shareholders	(0.69)	(0.47)	(0.39)	(0.37)	(0.38)
Net asset value, end of period	$13.53	$13.79	$13.11	$12.28	$12.72
Total return	3.24%	9.05%	10.17%	(0.52)%	3.10%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.55%	0.58%	0.59%	0.60%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.44%
Net investment income	2.19%	2.92%	3.29%	3.00%	3.17%
Supplemental data
Portfolio turnover rate	194%	130%	89%	148%	199%
Net assets, end of period (000s omitted)	$1,774,619	$836,162	$524,743	$264,292	$163,387

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Plus Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.

Wells Fargo Core Plus Bond Fund  |  43

Notes to financial statements
On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the

44  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements
contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Wells Fargo Core Plus Bond Fund  |  45

Notes to financial statements
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $2,839,443,791 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$60,018,217
Gross unrealized losses	(9,409,344)
Net unrealized gains	$50,608,873
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common

46  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements
fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 471,868,098	$ 0	$ 471,868,098
Asset-backed securities	0	143,547,556	0	143,547,556
Common stocks
Energy	1,533,441	0	0	1,533,441
Corporate bonds and notes	0	521,775,446	0	521,775,446
Foreign corporate bonds and notes	0	70,198,029	0	70,198,029
Foreign government bonds	0	34,257,422	0	34,257,422
Investment companies	7,847,120	0	0	7,847,120
Loans	0	26,087,122	3,355,774	29,442,896
Municipal obligations	0	13,697,552	0	13,697,552
Non-agency mortgage-backed securities	0	363,858,399	0	363,858,399
U.S. Treasury securities	399,762,017	0	0	399,762,017
Yankee corporate bonds and notes	0	279,782,710	0	279,782,710
Yankee government bonds	0	47,621,665	0	47,621,665
Short-term investments
Commercial paper	0	143,089,106	0	143,089,106
Investment companies	193,160,705	0	0	193,160,705
U.S. Treasury securities	169,997,135	0	0	169,997,135
	772,300,418	2,115,783,105	3,355,774	2,891,439,297
Forward foreign currency contracts	0	774,342	0	774,342
Futures contracts	336,440	0	0	336,440
Swap contracts	0	35,649	0	35,649
Total assets	$772,636,858	$2,116,593,096	$3,355,774	$2,892,585,728
Liabilities
Forward foreign currency contracts	$ 0	$ 234,487	$ 0	$ 234,487
Futures contracts	1,808,067	0	0	1,808,067
Swap contracts	0	490,510	0	490,510
Total liabilities	$ 1,808,067	$ 724,997	$ 0	$ 2,533,064

Wells Fargo Core Plus Bond Fund  |  47

Notes to financial statements
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis

48  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements
and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.73%
Class C	1.48
Class R6	0.35
Administrator Class	0.62
Institutional Class	0.40
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $28,183 from the sale of Class A shares and $991 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,336,010,433	$1,443,277,865	$2,710,001,440	$750,723,724
As of August 31, 2021, the Fund had unfunded loan commitments of $7,056,100.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo Core Plus Bond Fund  |  49

Notes to financial statements
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BMO Capital Markets	$ 85,495	$ (85,495)	$0
Citigroup Global Markets Incorporated	154,956	(154,956)	0
Credit Suisse Securities (USA) LLC	3,038,078	(3,038,078)	0
UBS Securities LLC	2,182,900	(2,182,900)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts to hedge risks and/or enhance total returns..
The volume of the Fund's derivative activity during the year ended August 31, 2021 was as follows:
Futures contracts
Average notional balance on long futures	$366,859,058
Average notional balance on short futures	136,526,221
Forward foreign currency contracts
Average contract amounts to buy	$ 34,843,195
Average contract amounts to sell	81,718,485
Swap contracts
Average notional balance	$ 81,880,889
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 336,440*	Unrealized losses on futures contracts	$ 1,808,067*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	774,342	Unrealized losses on forward foreign currency contracts	234,487
Credit risk	Net unrealized gains on swap contracts	35,649*	Net unrealized losses on swap contracts	490,510*
		$1,146,431		$2,533,064
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of August 31, 2021 is reported separately on the Statement of Assets and Liabilities.

50  |  Wells Fargo Core Plus Bond Fund

Notes to financial statements
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (4,789,407)	$ 0	$ 0	$ (4,789,407)
Foreign currency risk	0	(1,426,941)	0	(1,426,941)
Credit risk	0	0	1,772	1,772
	$(4,789,407)	$(1,426,941)	$1,772	$(6,214,576)

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (372,768)	$ 0	$ 0	$ (372,768)
Foreign currency risk	0	2,577,976	0	2,577,976
Credit risk	0	0	(870,534)	(870,534)
	$(372,768)	$2,577,976	$(870,534)	$1,334,674
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank	$774,342	$(234,487)	$539,855	$0

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
Citibank	$234,487	$(234,487)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

Wells Fargo Core Plus Bond Fund  |  51

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$69,843,148	$33,116,191
Long-term capital gain	17,074,335	3,785,184
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,034,305	$4,059,391	$50,634,555
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

52  |  Wells Fargo Core Plus Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Plus Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

Wells Fargo Core Plus Bond Fund  |  53

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $17,074,335 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2021.
For the fiscal year ended August 31, 2021, $28,046,215 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, $28,509,419 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, 3% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 54% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	76,248,061
Shares voted “Against”	2,426,,622
Shares voted “Abstain”	3,844,408
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	75,886,953
Shares voted “Against”	2,624,877
Shares voted “Abstain”	4,007,260
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

54  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Core Plus Bond Fund  |  55

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

56  |  Wells Fargo Core Plus Bond Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Core Plus Bond Fund  |  57

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Plus Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

58  |  Wells Fargo Core Plus Bond Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this

Wells Fargo Core Plus Bond Fund  |  59

Board considerations (unaudited)
regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

60  |  Wells Fargo Core Plus Bond Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Wells Cap Sub-Advisory Agreement (the “Current Wells Cap Sub-Advisory Agreement”, and collectively, the “Current Agreements”).
Wells Fargo Absolute Return Fund
Wells Fargo Core Plus Bond Fund
Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund
Wells Fargo Specialized Technology Fund
Wells Fargo Spectrum Aggressive Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Moderate Growth Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to Core Plus Bond Fund, Growth Balanced Fund, Moderate Balanced Fund, Spectrum Aggressive Growth Fund, Spectrum Conservative Growth Fund, Spectrum Growth Fund, Spectrum Income Allocation Fund, and Spectrum Moderate Growth Fund; and (iii) a new Sub-Advisory Agreement (the “New AllianzGI U.S. Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, Funds Management and Allianz Global Investors U.S., LLC (“AllianzGI U.S.”, and together with Wells Capital, the “Sub-Advisers”) with respect to the Specialized Technology Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received

Wells Fargo Core Plus Bond Fund  |  61

Board considerations (unaudited)
separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and, for Specialized Technology Fund only, AllianzGI U.S., and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers and, for Specialized Technology Fund only, AllianzGI U.S., as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory

62  |  Wells Fargo Core Plus Bond Fund

Board considerations (unaudited)
Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Core Plus Bond Fund  |  63

Board considerations (unaudited)
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to AllianzGI U.S., the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to AllianzGI U.S., as the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements

64  |  Wells Fargo Core Plus Bond Fund

Board considerations (unaudited)
are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and AllianzGI U.S. under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Core Plus Bond Fund  |  65

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

66  |  Wells Fargo Core Plus Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00695 10-21
A219/AR219 08-21

Annual Report
August 31, 2021
Wells Fargo
Government Securities Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Government Securities Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Government Securities Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Government Securities Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Government Securities Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Government Securities Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Government Securities Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michal Stanczyk
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SGVDX)	8-31-1999	-4.89	1.25	1.72	-0.40	2.19	2.19	0.91	0.86
Class C (WGSCX)	12-26-2002	-2.16	1.42	1.43	-1.16	1.42	1.43	1.66	1.61
Administrator Class (WGSDX)	4-8-2005	–	–	–	-0.21	2.39	2.40	0.85	0.65
Institutional Class (SGVIX)	8-31-1999	–	–	–	-0.05	2.56	2.57	0.58	0.49
Bloomberg U.S. Aggregate ex Credit Index[3]	–	–	–	–	-1.16	2.44	2.52	–	–
Bloomberg U.S. Government Intermediate Bond Index[4]	–	–	–	–	-0.66	2.15	1.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.64% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The Bloomberg U.S. Aggregate ex Credit Index is composed of the Bloomberg U.S. Government Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Government Intermediate Bond Index is an unmanaged index composed of U.S. government securities with maturities in the 1- to 10-year range, including securities issued by the U.S. Treasury and U.S. government agencies. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. Aggregate ex Credit Index and Bloomberg U.S. Government Intermediate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo Government Securities Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg U.S. Aggregate ex Credit Index, for the 12-month period that ended August 31, 2021.
■	The Fund’s overweight to securitized sectors, including agency and non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), contributed to performance over the period as spreads continued to compress. While spreads compressed in collateralized mortgage obligations (CMOs), allocations here underperformed the index and detracted from performance.
■	The Fund’s overweight to agency debentures, as well as security selection within the sector, were also meaningful contributors to performance.
■	Positioning within agency mortgage-backed securities (MBS) contributed to performance, primarily driven by an overweight to production coupons and an underweight to Government National Mortgage Association (GNMA) bonds.
■	The Fund’s tactical duration and yield-curve positioning contributed to performance.
A year of recovery.
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at a 33.8% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to 14.8%, dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
The Federal Open Market Committee has so far insisted that the observed inflation bulge is temporary and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.
Ten largest holdings (%) as of August 31, 2021[1]
FNMA, 2.00%, 9-14-2051	7.48
FNMA, 2.50%, 9-14-2051	6.92
U.S. Treasury Note, 1.25%, 8-15-2031	3.43
State of Israel, 5.50%, 12-4-2023	2.41
Resolution Funding Corporation STRIPS, 0.00%, 5-15-2039	2.16
Resolution Funding Corporation STRIPS, 0.00%, 1-15-2030	2.09
U.S. Treasury Note, 0.50%, 2-28-2026	2.07
TIPS, 0.13%, 1-15-2031	1.92
U.S. Treasury Note, 2.25%, 5-15-2041	1.82
GNMA, 2.50%, 9-21-2051	1.82
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
The Fund maintained its overweight allocation to securitized sectors.
The Fund’s securitized allocation increased 2% over the period, with agency MBS and CMBS allocations increasing 5% and the Fund’s allocation to agency and non-agency CMOs declining 3%.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Wells Fargo Government Securities Fund

Performance highlights (unaudited)
Within the MBS sector, the Fund ended the period neutral versus the benchmark on a duration basis after beginning the period modestly overweight. Over the period, we also reduced overweights to lower coupons while reducing our underweight to higher coupons as lower coupon to be announced (TBA) dollar rolls* worsened. The Fund also reduced its underweight to the GNMA sector as valuations cheapened.
The Fund remains overweight government-guaranteed or government-sponsored agency bonds rather than Treasuries, picking up additional yield and benefiting from positive spread performance.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The outlook is for continued recovery amid uncertainty.
Our outlook remains uncertain, as the ultimate resolution of the COVID-19 pandemic remains unknown. COVID-19 trends of late have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns. U.S. housing has been a bright spot during the recovery and we expect that to continue, albeit with less impact than the past year. We continue to believe markets underappreciate the long-term impacts of unprecedented monetary and fiscal stimulus and maintain a general bearish view on rates. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue at a gradually declining pace as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal.

*	A dollar roll is a trade that shorts mortgage-backed securities, to be repurchased at a later date.

Wells Fargo Government Securities Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,004.95	$4.25	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class C
Actual	$1,000.00	$1,001.10	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Administrator Class
Actual	$1,000.00	$1,005.98	$3.24	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class
Actual	$1,000.00	$1,006.78	$2.43	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.79	$2.45	0.48%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 77.31%
FHLB	3.00%	8-1-2050	$4,171,146	$ 4,392,255
FHLB	5.63	3-14-2036	6,020,000	8,974,266
FHLMC ¤	0.00	3-15-2031	8,855,000	7,607,555
FHLMC ¤	0.00	11-15-2038	1,575,000	1,086,097
FHLMC (12 Month LIBOR +1.71%) ±	2.08	7-1-2038	754,871	797,947
FHLMC (1 Year Treasury Constant Maturity +2.14%) ±	2.27	10-1-2026	74,386	74,436
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.29	6-1-2032	17,173	17,230
FHLMC (12 Month LIBOR +1.91%) ±	2.41	9-1-2031	2,661	2,660
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	18,402	18,420
FHLMC (12 Month LIBOR +1.91%) ±	2.53	9-1-2031	35,531	35,769
FHLMC	2.62	12-25-2026	3,630,864	3,826,799
FHLMC	2.75	3-25-2027	4,360,277	4,612,981
FHLMC	2.90	4-25-2026	5,343,581	5,637,405
FHLMC	3.00	6-1-2050	1,029,940	1,085,089
FHLMC	3.00	7-1-2050	2,016,769	2,129,790
FHLMC	3.00	8-1-2050	975,039	1,031,513
FHLMC (11th District Cost of Funds +1.25%) ±	3.01	7-1-2032	221,439	225,468
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.43	5-1-2026	14,836	15,045
FHLMC	3.50	8-1-2045	1,903,006	2,044,950
FHLMC	3.50	11-1-2045	3,389,417	3,644,324
FHLMC	3.50	12-1-2045	2,417,726	2,597,462
FHLMC	3.50	12-1-2045	919,223	991,725
FHLMC	4.00	6-1-2044	1,792,478	1,962,880
FHLMC	4.00	5-1-2049	1,535,937	1,642,852
FHLMC	4.00	9-1-2049	463,600	495,976
FHLMC	4.50	3-1-2042	132,468	146,863
FHLMC	4.50	9-1-2044	2,026,715	2,251,132
FHLMC	4.50	9-1-2049	5,164,546	5,589,038
FHLMC	5.00	6-1-2026	422,229	439,991
FHLMC	5.00	8-1-2040	610,242	694,790
FHLMC	5.50	7-1-2035	1,901,589	2,193,416
FHLMC	5.50	12-1-2038	1,083,492	1,262,720
FHLMC	6.00	10-1-2032	15,517	18,437
FHLMC (1 Year Treasury Constant Maturity +2.13%) ±	6.38	1-1-2026	11,815	11,851
FHLMC	6.50	4-1-2022	2,452	2,758
FHLMC	6.50	9-1-2028	9,184	10,332
FHLMC	6.50	7-1-2031	1	2
FHLMC	7.00	12-1-2023	726	760
FHLMC	7.00	12-1-2026	232	251
FHLMC	7.00	4-1-2029	805	924
FHLMC	7.00	5-1-2029	4,169	4,803
FHLMC	7.00	4-1-2032	50,069	59,004
FHLMC	7.50	11-1-2031	61,189	67,699
FHLMC	7.50	4-1-2032	126,715	146,729
FHLMC	8.00	8-1-2023	2,336	2,360
FHLMC	8.00	6-1-2024	1,577	1,679
FHLMC	8.00	6-1-2024	1,415	1,421
FHLMC	8.00	6-1-2024	2,665	2,717
FHLMC	8.00	8-1-2026	6,336	7,083
FHLMC	8.00	11-1-2026	6,364	7,122
FHLMC	8.00	11-1-2028	3,374	3,646
FHLMC	8.50	12-1-2025	4,206	4,541
FHLMC	8.50	5-1-2026	623	631
FHLMC	8.50	8-1-2026	3,255	3,267
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FHLMC	9.50%	9-17-2022	$45	$ 45
FHLMC	9.50	4-1-2025	7,511	7,610
FHLMC Multifamily Structured Pass-Through Certificates Series T056 Class A4	6.00	5-25-2043	3,298,870	3,934,553
FHLMC Multifamily Structured Pass-Through Certificates Series K075 Class A2 ±±	3.65	2-25-2028	4,370,000	5,015,005
FHLMC Multifamily Structured Pass-Through Certificates Series KF80 Class AS (30 Day Average U.S. SOFR +0.51%) ±	0.56	6-25-2030	1,912,466	1,923,369
FHLMC Series 2015-SC01 Class 1A	3.50	5-25-2045	527,368	532,169
FHLMC Series 2733 Class FB (1 Month LIBOR +0.60%) ±	0.70	10-15-2033	258,821	262,533
FHLMC Series 3070 Class FT (1 Month LIBOR +0.35%) ±	0.45	11-15-2035	572,320	576,472
FHLMC Series 3614 Class QB	4.00	12-15-2024	659,697	687,788
FHLMC Series 3830 Class FD (1 Month LIBOR +0.36%) ±	0.46	3-15-2041	253,353	255,497
FHLMC Series 3906 Class EA	3.00	5-15-2026	208,318	213,967
FHLMC Series 4057 Class FN (1 Month LIBOR +0.35%) ±	0.45	12-15-2041	198,324	199,526
FHLMC Series 4068 Class FK (1 Month LIBOR +0.30%) ±	0.40	6-15-2040	163,660	164,308
FHLMC Series 4093 Class FB (1 Month LIBOR +0.35%) ±	0.45	7-15-2039	477,290	478,446
FHLMC Series 4159 Class AF (1 Month LIBOR +1.18%) ±	1.28	12-15-2036	262,969	269,962
FHLMC Series 4218 Class DF (1 Month LIBOR +0.25%) ±	0.35	7-15-2042	337,598	337,802
FHLMC Series 4409 Class MA	3.00	1-15-2054	55,905	57,357
FHLMC Series 4604 Class PA	3.00	1-15-2044	604,224	611,382
FHLMC Series 4620 Class AF (1 Month LIBOR +0.44%) ±	0.54	11-15-2042	2,381,746	2,406,967
FHLMC Series K020 Class X1 ±±	1.47	5-25-2022	39,909,366	248,731
FHLMC Series K032 Class A2 ±±	3.31	5-25-2023	2,800,000	2,929,052
FHLMC Series K039 Class A2	3.30	7-25-2024	325,000	348,367
FHLMC Series K153 Class A3 ±±	3.12	10-25-2031	160,000	181,974
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.76	2-25-2023	133,563	133,487
FHLMC Series KJ14 Class A1	2.20	11-25-2023	553,606	568,725
FHLMC Series M036 Class A	4.16	12-15-2029	3,075,000	3,189,367
FHLMC Series T-15 Class A6 (1 Month LIBOR +0.40%) ±	0.48	11-25-2028	110,532	110,618
FHLMC Series T-23 Class A (1 Month LIBOR +0.14%) ±	0.23	5-25-2030	442,978	446,006
FHLMC Series T-35 Class A (1 Month LIBOR +0.28%) ±	0.36	9-25-2031	488,859	485,075
FHLMC Series T-42 Class A6	9.50	2-25-2042	598,504	756,340
FHLMC Series T-55 Class 2A1 ±±	3.26	3-25-2043	281,483	289,641
FHLMC Series T-57 Class 1A1	6.50	7-25-2043	812,808	994,012
FHLMC Series T-57 Class 2A1 ±±	3.56	7-25-2043	1,447,905	1,554,854
FHLMC Series T-62 Class 1A1 (12 Month Treasury Average +1.20%) ±	1.30	10-25-2044	649,179	665,745
FHLMC Series T-67 Class 1A1C ±±	3.01	3-25-2036	609,314	655,511
FHLMC Series T-67 Class 2A1C ±±	3.18	3-25-2036	959,926	1,021,235
FNAM Series 2013-114 Class LM	4.00	3-25-2042	914,000	1,012,202
FNMA ¤	0.00	11-15-2030	1,485,000	1,292,349
FNMA ¤	0.00	8-6-2038	7,450,000	5,167,522
FNMA	1.38	7-1-2030	4,134,303	4,132,517
FNMA %%	1.50	9-16-2036	4,785,000	4,861,569
FNMA	1.65	6-1-2030	1,423,462	1,450,952
FNMA	1.65	7-1-2030	2,420,030	2,463,640
FNMA	1.66	7-1-2032	4,161,903	4,214,217
FNMA (11th District Cost of Funds +1.25%) ±	1.74	5-1-2036	538,841	531,737
FNMA (12 Month LIBOR +1.63%) ±	1.88	4-1-2032	52,149	51,980
FNMA	1.97	5-1-2030	4,475,689	4,663,804
FNMA %%	2.00	9-16-2036	10,055,000	10,404,430
FNMA %%	2.00	9-14-2051	50,640,000	51,334,321
FNMA (12 Month LIBOR +1.78%) ±	2.18	7-1-2044	106,920	113,275
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (11th District Cost of Funds +1.25%) ±	2.22%	9-1-2027	$106,016	$ 107,921
FNMA (12 Month LIBOR +1.78%) ±	2.23	8-1-2036	487,271	515,940
FNMA (12 Month LIBOR +1.73%) ±	2.23	9-1-2036	205,317	215,988
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.28	9-1-2035	233,462	249,326
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.31	12-1-2040	80,393	85,613
FNMA ##	2.32	1-1-2026	6,200,437	6,545,516
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.32	9-1-2031	18,536	18,598
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.32	11-1-2031	95,045	95,653
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.33	12-1-2034	178,061	177,924
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.34	6-1-2032	74,003	74,444
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.36	12-1-2040	20,221	20,263
FNMA (12 Month LIBOR +1.62%) ±	2.38	8-1-2050	1,859,844	1,942,301
FNMA (1 Year Treasury Constant Maturity +2.38%) ±	2.48	7-1-2026	25,613	25,663
FNMA (12 Month LIBOR +1.61%) ±	2.48	5-1-2046	1,935,605	2,025,214
FNMA (1 Year Treasury Constant Maturity +2.41%) ±	2.50	10-1-2027	58,332	58,277
FNMA	2.50	9-1-2050	507,772	527,842
FNMA %%	2.50	9-14-2051	45,690,000	47,453,348
FNMA ##	2.51	9-1-2031	5,229,228	5,617,635
FNMA	2.60	12-1-2023	1,885,869	1,955,806
FNMA	2.65	2-1-2032	2,939,063	3,173,920
FNMA	2.65	2-1-2032	2,285,938	2,478,786
FNMA	2.75	9-1-2031	911,211	996,186
FNMA	2.86	7-1-2029	994,674	1,094,178
FNMA (11th District Cost of Funds +1.25%) ±	2.96	5-1-2036	229,328	236,391
FNMA	3.00	5-1-2027	540,079	568,800
FNMA ##	3.00	6-1-2034	3,914,317	4,130,838
FNMA	3.00	4-1-2045	43,530	46,011
FNMA	3.00	11-1-2045	3,719,224	3,930,856
FNMA ##	3.00	12-1-2045	9,034,375	9,549,358
FNMA	3.00	12-1-2046	328,559	348,202
FNMA ##	3.00	8-1-2050	4,746,582	4,993,558
FNMA ##	3.00	9-1-2050	4,429,665	4,683,814
FNMA ##	3.02	2-1-2026	5,945,199	6,436,780
FNMA	3.48	3-1-2029	896,568	1,019,236
FNMA ##	3.50	4-1-2034	6,061,981	6,494,519
FNMA	3.50	2-1-2043	23,376	25,354
FNMA	3.50	2-1-2045	593,724	638,880
FNMA	3.50	4-1-2045	2,207,992	2,375,961
FNMA	3.50	8-1-2045	222,548	239,263
FNMA	3.50	12-1-2045	700,080	750,333
FNMA	3.50	2-1-2046	902,413	969,966
FNMA	3.50	10-1-2050	3,980,845	4,211,263
FNMA	3.63	3-1-2029	381,682	437,965
FNMA	3.77	3-1-2029	967,753	1,119,541
FNMA	3.86	3-1-2029	817,403	949,787
FNMA (6 Month LIBOR +3.13%) ±	3.86	7-1-2033	123,947	124,655
FNMA ##	4.00	4-1-2046	6,291,735	6,846,624
FNMA	4.00	3-1-2047	1,263,340	1,402,604
FNMA	4.50	1-1-2026	25,419	26,616
FNMA	4.50	10-1-2046	175,175	191,742
FNMA	4.50	9-1-2049	1,653,894	1,790,240
FNMA	5.00	4-1-2023	18,662	19,425
FNMA	5.00	6-1-2023	97,811	101,843
FNMA	5.00	3-1-2034	257,326	293,092
FNMA	5.00	8-1-2040	3,173,549	3,579,257
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA	5.00%	10-1-2040	$376,890	$ 429,940
FNMA	5.00	1-1-2042	258,444	297,875
FNMA	5.00	11-1-2048	210,192	230,257
FNMA	5.00	12-1-2048	617,158	676,416
FNMA	5.50	11-1-2023	16,644	17,227
FNMA	5.50	1-1-2025	5,186	5,317
FNMA	5.50	1-1-2025	23,693	24,273
FNMA	5.50	9-1-2033	1,156,914	1,336,993
FNMA	5.50	9-1-2033	446,722	516,323
FNMA	5.50	8-1-2035	350,842	406,613
FNMA	5.50	1-1-2037	313,951	364,213
FNMA	5.50	4-1-2040	852,936	988,001
FNMA	6.00	3-1-2024	22,274	24,952
FNMA	6.00	1-1-2028	463,028	519,585
FNMA	6.00	2-1-2035	733,465	814,613
FNMA	6.00	11-1-2037	256,068	303,815
FNMA	6.00	7-1-2038	89,350	106,137
FNMA	6.50	3-1-2028	8,856	9,571
FNMA	6.50	12-1-2029	110,781	124,555
FNMA	6.50	11-1-2031	23,640	26,579
FNMA	6.50	7-1-2036	197,096	230,948
FNMA	6.50	7-1-2036	136,454	158,881
FNMA	7.00	11-1-2026	2,351	2,508
FNMA	7.00	1-1-2032	1,286	1,346
FNMA	7.00	2-1-2032	45,108	52,583
FNMA	7.00	10-1-2032	120,920	142,084
FNMA	7.00	2-1-2034	1,605	1,848
FNMA	7.00	4-1-2034	68,916	79,013
FNMA	7.00	1-1-2036	5,813	6,343
FNMA	7.50	9-1-2031	55,258	65,164
FNMA	7.50	2-1-2032	22,959	26,665
FNMA	7.50	10-1-2037	504,057	611,725
FNMA	8.00	5-1-2027	19,880	20,058
FNMA	8.00	6-1-2028	794	849
FNMA	8.00	2-1-2030	22,849	23,207
FNMA	8.00	7-1-2031	525,142	594,942
FNMA	8.50	8-1-2024	2,375	2,385
FNMA	8.50	5-1-2026	43,041	46,307
FNMA	8.50	7-1-2026	11,856	12,068
FNMA	8.50	10-1-2026	34	34
FNMA	8.50	11-1-2026	3,243	3,292
FNMA	8.50	11-1-2026	19,301	19,374
FNMA	8.50	12-1-2026	67,540	74,577
FNMA	8.50	12-1-2026	9,170	10,059
FNMA	8.50	2-1-2027	124	136
FNMA	8.50	3-1-2027	537	566
FNMA	8.50	6-1-2027	35,711	36,437
FNMA	9.00	1-1-2025	8,005	8,504
FNMA	9.00	3-1-2025	1,172	1,176
FNMA	9.00	3-1-2025	366	367
FNMA	9.00	7-1-2028	2,068	2,089
FNMA	9.50	7-1-2028	3,240	3,252
FNMA %%	3.00	9-14-2051	3,260,000	3,410,138
FNMA 2006-50 Class BF (1 Month LIBOR +0.40%) ±	0.48	6-25-2036	647,696	653,117
FNMA 2010-136 Class FA (1 Month LIBOR +0.50%) ±	0.58	12-25-2040	746,547	757,543
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA Series 1992-45 Class Z	8.00%	4-25-2022	$4,025	$ 4,084
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	472,485	532,760
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	528,855	631,897
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	145,235	175,157
FNMA Series 2002 Class 5F (1 Month LIBOR +0.35%) ±	0.43	2-25-2032	217,035	217,176
FNMA Series 2002-T1 Class A3	7.50	11-25-2031	226,416	263,874
FNMA Series 2002-T12 Class A5 ±±	4.31	10-25-2041	629,044	663,820
FNMA Series 2002-T19 Class A1	6.50	7-25-2042	2,755,634	3,293,074
FNMA Series 2002-T5 Class A1 (1 Month LIBOR +0.24%) ±	0.32	5-25-2032	182,787	182,203
FNMA Series 2002-T6 Class A1	6.50	7-25-2042	1,078,882	1,279,156
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	391,925	455,725
FNMA Series 2003-T2 Class A1 (1 Month LIBOR +0.14%) ±	0.37	3-25-2033	698,044	685,956
FNMA Series 2003-W09 Class A (1 Month LIBOR +0.12%) ±	0.20	6-25-2033	61,444	60,437
FNMA Series 2003-W1 Class 1A1 ±±	5.09	12-25-2042	521,466	571,976
FNMA Series 2003-W11 Class A1 ±±	3.08	6-25-2033	29,939	30,420
FNMA Series 2003-W3 Class 1A4 ±±	3.56	8-25-2042	1,604,140	1,702,662
FNMA Series 2003-W5 Class A (1 Month LIBOR +0.11%) ±	0.19	4-25-2033	192,676	188,597
FNMA Series 2003-W6 Class 6A ±±	3.27	8-25-2042	792,224	825,319
FNMA Series 2003-W6 Class PT4 ±±	8.22	10-25-2042	906,129	1,112,793
FNMA Series 2003-W8 Class PT1 ±±	8.87	12-25-2042	339,239	391,565
FNMA Series 2004-T1 Class 1A2	6.50	1-25-2044	266,500	311,383
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	742,753	873,855
FNMA Series 2004-W15 Class 1A3	7.00	8-25-2044	474,350	568,273
FNMA Series 2005-71 Class DB	4.50	8-25-2025	138,475	142,393
FNMA Series 2007-101 Class A2 (1 Month LIBOR +0.25%) ±	0.33	6-27-2036	62,447	61,543
FNMA Series 2007-W10 Class 2A ±±	6.30	8-25-2047	200,501	228,721
FNMA Series 2008-17 Class DP	4.75	2-25-2038	1,040,072	1,108,388
FNMA Series 2011-110 Class FE (1 Month LIBOR +0.40%) ±	0.48	4-25-2041	98,219	97,760
FNMA Series 2011-128 Class FK (1 Month LIBOR +0.35%) ±	0.43	7-25-2041	176,712	177,181
FNMA Series 2011-15 Class HI	5.50	3-25-2026	376	2
FNMA Series 2014-17 Class FE (1 Month LIBOR +0.55%) ±	0.63	4-25-2044	1,620,495	1,640,108
FNMA Series 2014-20 Class TM ±±	17.69	4-25-2044	80,856	157,656
FNMA Series 2017-M2 Class A2 ±±	2.89	2-25-2027	9,848,981	10,710,435
FNMA Series 2017-M6 Class F (1 Month LIBOR +0.48%) ±	0.56	4-25-2029	5,780,385	5,831,382
FNMA Series 2018-M1 Class A2 ±±	3.08	12-25-2027	883,611	970,645
FNMA Series 2018-M13 Class A2 ±±	3.82	9-25-2030	460,000	543,593
FNMA Series 2019-M5 Class A2	3.27	2-25-2029	5,200,000	5,834,498
FNMA Series 265 Class 2	9.00	3-25-2024	16,505	17,417
FNMA Series 4764 Class NK	3.50	9-15-2043	409,942	412,308
FNMA Series G92-30 Class Z	7.00	6-25-2022	1,220	1,235
FNMA Series G93-39 Class ZQ	6.50	12-25-2023	305,715	319,801
GNMA %%	2.00	9-21-2051	9,550,000	9,748,088
GNMA %%	2.50	9-21-2051	12,015,000	12,459,930
GNMA	3.00	11-20-2045	4,335,272	4,590,651
GNMA	3.00	4-20-2051	6,570,393	6,873,644
GNMA	3.50	12-20-2047	4,490,662	4,766,205
GNMA	3.50	7-20-2051	2,989,907	3,179,044
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	4.00%	11-15-2024	$505,708	$ 536,086
GNMA	4.00	12-20-2047	3,119,680	3,323,243
GNMA	4.25	6-20-2036	247,577	266,202
GNMA	4.50	8-20-2049	793,842	845,439
GNMA	5.00	7-20-2040	571,441	643,192
GNMA	6.00	8-20-2034	66,300	73,808
GNMA	6.50	12-15-2025	4,713	5,266
GNMA	6.50	5-15-2029	436	487
GNMA	6.50	5-15-2031	613	685
GNMA	6.50	9-20-2033	33,899	40,236
GNMA	7.00	12-15-2022	1,845	1,859
GNMA	7.00	5-15-2026	952	1,019
GNMA	7.00	3-15-2028	6,892	6,917
GNMA	7.00	4-15-2031	679	689
GNMA	7.00	8-15-2031	16,404	17,113
GNMA	7.00	3-15-2032	12,382	12,655
GNMA	8.00	6-15-2023	979	992
GNMA	8.00	12-15-2023	52,191	54,446
GNMA	8.00	2-15-2024	272	287
GNMA	8.00	9-15-2024	1,201	1,216
GNMA	8.00	6-15-2025	26	26
GNMA Series 2005-23 Class IO ♀±±	0.00	6-17-2045	1,316,144	78
GNMA Series 2006-32 Class XM ♀±±	0.11	11-16-2045	3,654,155	8,360
GNMA Series 2007-69 Class D ±±	5.25	6-16-2041	14,409	14,429
GNMA Series 2008-22 Class XM ♀±±	1.30	2-16-2050	8,504,838	229,416
GNMA Series 2010-158 Class EI ♀	4.00	12-16-2025	3,390,927	149,156
GNMA Series 2012-12 Class HD	2.00	5-20-2062	19,131	19,579
GNMA Series 2019-H06 Class HI ♀±±	1.78	4-20-2069	4,745,983	219,810
International Development Finance Corporation	2.12	3-20-2024	8,570,000	8,753,957
Overseas Private Investment Corporation ¤	0.00	1-17-2026	2,000,000	2,216,234
Resolution Funding Corporation STRIPS ¤	0.00	1-15-2030	16,245,000	14,329,265
Resolution Funding Corporation STRIPS ¤	0.00	4-15-2030	7,700,000	6,747,914
Resolution Funding Corporation STRIPS ¤	0.00	7-15-2037	7,035,000	5,078,310
Resolution Funding Corporation STRIPS ¤	0.00	5-15-2039	20,000,000	14,803,225
TVA ¤	0.00	11-1-2025	6,900,000	6,694,481
TVA	4.25	9-15-2065	2,600,000	3,761,434
TVA	4.63	9-15-2060	7,550,000	11,447,745
TVA	5.38	4-1-2056	5,000,000	8,331,501
TVA	5.88	4-1-2036	4,380,000	6,537,356
Total Agency securities (Cost $511,085,558)				530,435,733
Asset-backed securities: 2.71%
American Tower Trust I 144A	3.65	3-15-2048	4,000,000	4,393,602
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	3,306,044	3,318,909
Navient Student Loan Trust Series 2017-3A Class A2 (1 Month LIBOR+0.60%) 144A±	0.68	7-26-2066	352,764	353,663
Navient Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR+0.42%) 144A±	0.50	3-25-2067	1,415,270	1,413,479
Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR+1.00%) 144A±	1.08	2-27-2068	3,050,000	3,135,515
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
North Texas Higher Education Authority Incorporated Series 2011-1 Class A1 (3 Month LIBOR+1.10%) ±	1.25%	4-1-2040	$1,177,093	$ 1,186,398
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28	8-15-2052	4,790,000	4,785,536
Total Asset-backed securities (Cost $18,093,441)				18,587,102
Corporate bonds and notes: 2.31%
Financials: 1.73%
Consumer finance: 1.42%
Private Export Funding Corporation 144A	0.55	7-30-2024	9,715,000	9,706,788
Diversified financial services: 0.31%
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	2,000,000	2,121,950
Industrials: 0.58%
Commercial services & supplies: 0.58%
Rockfeller Foundation Class B	2.49	10-1-2050	4,000,000	3,994,758
Total Corporate bonds and notes (Cost $15,866,051)				15,823,496
Non-agency mortgage-backed securities: 7.11%
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,628,875	1,636,591
Arroyo Mortgage Trust Series 2019-1 Class A1 144A±±	3.81	1-25-2049	2,182,114	2,221,304
Benchmark Mortgage Trust Series 2018-B1 Class A4	3.40	1-15-2051	305,000	334,165
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	3,087,704	3,162,351
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041	3,030,000	3,286,174
CD Commercial Mortgage Trust Series 2014-CR16 Class A3	3.78	4-10-2047	2,607,728	2,774,771
CD Commercial Mortgage Trust Series 2017-6 Class A5	3.46	11-13-2050	2,340,000	2,587,260
Firstkey Homes 2020 SFR1 Trust Series 2021-SFR1 Class A 144A	1.54	8-17-2038	1,250,000	1,254,195
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	5,349,842	5,350,993
Goldman Sachs Mortgage Securities Trust Series 2014-GC24 Class A4	3.67	9-10-2047	4,138,395	4,387,555
Gracie Point International Series 2020-B Class A (1 Month LIBOR+1.40%) 144A±	1.49	5-2-2023	2,924,886	2,948,591
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2015-C28 Class A4	3.23	10-15-2048	5,000,000	5,336,461
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	3,411,935	3,569,949
MMAF Equipment Finance LLC Series 2017-AA Class A4	2.41	8-16-2024	897,553	900,268
New Residential Mortgage Loan Series 2020-NQM2 Class A1 144A±±	1.65	5-24-2060	1,062,936	1,070,263
Towd Point Mortgage Trust Series 2015-2 Class 1M2 144A±±	3.40	11-25-2060	2,780,000	2,896,602
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	952,914	955,071
UBS Commercial Mortgage Trust Series 2017-C5 Class A5	3.47	11-15-2050	2,581,000	2,845,707
Vendee Mortgage Trust Series 1995-1 Class 4 ±±	8.22	2-15-2025	63,476	69,039
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Vendee Mortgage Trust Series 1995-2C Class 3A	8.79%	6-15-2025	$89,560	$ 100,485
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	1,114,310	1,110,171
Total Non-agency mortgage-backed securities (Cost $47,645,013)				48,797,966
U.S. Treasury securities: 17.24%
TIPS	0.13	7-15-2030	1,763,868	1,976,818
TIPS	0.13	1-15-2031	11,780,099	13,155,671
TIPS	1.38	2-15-2044	3,199,133	4,496,864
U.S. Treasury Bond	1.63	11-15-2050	4,365,000	4,061,326
U.S. Treasury Bond ##	1.88	2-15-2051	7,920,000	7,818,525
U.S. Treasury Bond	2.38	11-15-2049	5,355,000	5,889,036
U.S. Treasury Bond	2.88	5-15-2043	2,245,000	2,650,065
U.S. Treasury Note	0.38	11-30-2025	8,810,000	8,701,940
U.S. Treasury Note	0.38	1-31-2026	5,700,000	5,619,176
U.S. Treasury Note	0.50	2-28-2026	14,315,000	14,185,270
U.S. Treasury Note	0.88	6-30-2026	5,530,000	5,560,674
U.S. Treasury Note ##	1.25	8-15-2031	23,625,000	23,503,184
U.S. Treasury Note	2.00	8-15-2051	1,510,000	1,536,897
U.S. Treasury Note	2.25	5-15-2041	11,685,000	12,502,950
U.S. Treasury Note	2.38	5-15-2051	5,985,000	6,609,684
Total U.S. Treasury securities (Cost $116,767,570)				118,268,080
Yankee corporate bonds and notes: 0.65%
Financials: 0.65%
Banks: 0.65%
Inter-American Development Bank	7.00	6-15-2025	2,000,000	2,486,046
International Bank for Reconstruction and Development ¤	0.00	3-11-2031	2,377,000	1,997,690
Total Yankee corporate bonds and notes (Cost $4,241,047)				4,483,736
Yankee government bonds: 4.92%
State of Israel	5.50	12-4-2023	14,790,000	16,508,147
State of Israel	5.50	9-18-2033	6,585,000	9,387,846
U.S. International Development Finance Corporation	2.82	3-20-2024	7,605,000	7,837,646
Total Yankee government bonds (Cost $33,490,552)				33,733,639

		Yield	Shares
Short-term investments: 8.36%
Investment companies: 8.36%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	57,394,798	57,394,798
Total Short-term investments (Cost $57,394,798)				57,394,798
Total investments in securities (Cost $804,584,030)	120.61%			827,524,550
Other assets and liabilities, net	(20.61)			(141,393,267)
Total net assets	100.00%			$ 686,131,283

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Government Securities Fund

Portfolio of investments—August 31, 2021

¤	The security is issued in zero coupon form with no periodic interest payments.
±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♀	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate trading of registered interest and principal securities
TIPS	Treasury inflation-protected securities
TVA	Tennessee Valley Authority
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$74,603,629	$304,365,837	$(321,574,668)	$0	$0	$57,394,798	57,394,798	$16,395
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	215	12-31-2021	$ 47,340,657	$ 47,370,547	$ 29,890	$0
5-Year U.S. Treasury Notes	142	12-31-2021	17,556,087	17,568,063	11,976	0
Short
10-Year U.S. Treasury Notes	(279)	12-21-2021	(37,280,901)	(37,233,422)	47,479	0
10-Year Ultra Futures	(288)	12-21-2021	(42,785,511)	(42,628,500)	157,011	0
U.S. Long Term Bonds	(170)	12-21-2021	(27,919,444)	(27,704,688)	214,756	0
U.S. Ultra Bond	(128)	12-21-2021	(25,502,749)	(25,252,000)	250,749	0
					$711,861	$0
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  19

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $747,189,232)	$ 770,129,752
Investments in affiliated securites, at value (cost $57,394,798)	57,394,798
Cash at broker segregated for futures contracts	2,530,000
Receivable for interest	2,392,740
Receivable for Fund shares sold	1,031,222
Receivable for daily variation margin on open futures contracts	316,506
Principal paydown receivable	125,307
Prepaid expenses and other assets	29,551
Total assets	833,949,876
Liabilities
Payable for when-issued transactions	139,942,445
Payable for investments purchased	5,239,563
Payable for Fund shares redeemed	2,052,721
Management fee payable	213,819
Dividends payable	142,616
Administration fees payable	67,169
Distribution fee payable	2,000
Trustees’ fees and expenses payable	158
Accrued expenses and other liabilities	158,102
Total liabilities	147,818,593
Total net assets	$686,131,283
Net assets consist of
Paid-in capital	$ 678,174,993
Total distributable earnings	7,956,290
Total net assets	$686,131,283
Computation of net asset value and offering price per share
Net assets – Class A	$ 265,018,458
Shares outstanding – Class A1	23,068,827
Net asset value per share – Class A	$11.49
Maximum offering price per share – Class A2	$12.03
Net assets – Class C	$ 3,042,243
Shares outstanding – Class C1	264,809
Net asset value per share – Class C	$11.49
Net assets – Administrator Class	$ 111,639,254
Shares outstanding – Administrator Class[1]	9,721,809
Net asset value per share – Administrator Class	$11.48
Net assets – Institutional Class	$ 306,431,328
Shares outstanding – Institutional Class[1]	26,685,034
Net asset value per share – Institutional Class	$11.48
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Government Securities Fund

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 13,020,360
Income from affiliated securities	16,395
Total investment income	13,036,755
Expenses
Management fee	3,128,654
Administration fees
Class A	437,240
Class C	7,880
Administrator Class	115,455
Institutional Class	250,470
Shareholder servicing fees
Class A	683,187
Class C	12,290
Administrator Class	287,907
Distribution fee
Class C	36,870
Custody and accounting fees	40,712
Professional fees	82,067
Registration fees	52,866
Shareholder report expenses	50,396
Trustees’ fees and expenses	19,272
Other fees and expenses	22,585
Total expenses	5,227,851
Less: Fee waivers and/or expense reimbursements
Fund-level	(265,772)
Class A	(34,832)
Administrator Class	(176,160)
Institutional Class	(134,446)
Net expenses	4,616,641
Net investment income	8,420,114
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(478,203)
Futures contracts	3,610,224
Net realized gains on investments	3,132,021
Net change in unrealized gains (losses) on
Unaffiliated securities	(13,738,829)
Futures contracts	421,379
Net change in unrealized gains (losses) on investments	(13,317,450)
Net realized and unrealized gains (losses) on investments	(10,185,429)
Net decrease in net assets resulting from operations	$ (1,765,315)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  21

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 8,420,114		$ 10,941,962
Net realized gains on investments		3,132,021		15,509,427
Net change in unrealized gains (losses) on investments		(13,317,450)		5,626,871
Net increase (decrease) in net assets resulting from operations		(1,765,315)		32,078,260
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,629,349)		(4,370,123)
Class C		(9,588)		(91,882)
Administrator Class		(1,342,037)		(2,040,552)
Institutional Class		(4,138,487)		(4,903,457)
Tax basis return of capital
Class A		(511,570)		(332,033)
Class C		(9,219)		(12,945)
Administrator Class		(216,131)		(138,534)
Institutional Class		(586,100)		(312,817)
Total distributions to shareholders		(9,442,481)		(12,202,343)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,821,440	44,148,871	4,977,612	57,271,993
Class C	84,895	984,073	431,622	4,971,124
Administrator Class	3,117,628	35,945,787	4,578,704	52,520,201
Institutional Class	11,234,719	129,701,776	18,855,445	217,274,023
		210,780,507		332,037,341
Reinvestment of distributions
Class A	240,687	2,774,757	367,990	4,202,063
Class C	1,425	16,461	3,761	42,977
Administrator Class	132,935	1,531,630	187,125	2,137,702
Institutional Class	304,806	3,512,623	333,117	3,815,534
		7,835,471		10,198,276
Payment for shares redeemed
Class A	(4,674,962)	(53,950,641)	(5,711,802)	(65,356,355)
Class C	(469,382)	(5,425,434)	(762,500)	(8,814,689)
Administrator Class	(3,833,251)	(44,305,484)	(3,868,661)	(44,337,143)
Institutional Class	(13,070,255)	(150,729,234)	(9,584,688)	(110,260,602)
		(254,410,793)		(228,768,789)
Net increase (decrease) in net assets resulting from capital share transactions		(35,794,815)		113,466,828
Total increase (decrease) in net assets		(47,002,611)		133,342,745
Net assets
Beginning of period		733,133,894		599,791,149
End of period		$ 686,131,283		$ 733,133,894
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.67	$11.31	$10.65	$11.01	$11.51
Net investment income	0.12 [1]	0.18 [1]	0.23	0.19	0.15
Net realized and unrealized gains (losses) on investments	(0.17)	0.38	0.68	(0.35)	(0.22)
Total from investment operations	(0.05)	0.56	0.91	(0.16)	(0.07)
Distributions to shareholders from
Net investment income	(0.11)	(0.19)	(0.25)	(0.20)	(0.16)
Net realized gains	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.13)	(0.20)	(0.25)	(0.20)	(0.43)
Net asset value, end of period	$11.49	$11.67	$11.31	$10.65	$11.01
Total return[2]	(0.40)%	5.02%	8.65%	(1.44)%	(0.52)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.91%	0.91%	0.90%	0.88%
Net expenses	0.84%	0.84%	0.85%	0.85%	0.85%
Net investment income	1.00%	1.56%	2.20%	1.86%	1.38%
Supplemental data
Portfolio turnover rate	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$265,018	$276,310	$271,986	$292,550	$394,645

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.67	$11.31	$10.65	$11.01	$11.51
Net investment income	0.03 [1]	0.09 [1]	0.15 [1]	0.12 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.17)	0.38	0.68	(0.36)	(0.23)
Total from investment operations	(0.14)	0.47	0.83	(0.24)	(0.16)
Distributions to shareholders from
Net investment income	(0.02)	(0.10)	(0.17)	(0.12)	(0.07)
Net realized gains	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.04)	(0.11)	(0.17)	(0.12)	(0.34)
Net asset value, end of period	$11.49	$11.67	$11.31	$10.65	$11.01
Total return[2]	(1.16)%	4.24%	7.84%	(2.18)%	(1.26)%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.66%	1.66%	1.65%	1.61%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.24%	0.81%	1.44%	1.12%	0.63%
Supplemental data
Portfolio turnover rate	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$3,042	$7,560	$11,026	$15,508	$20,132

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Government Securities Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.66	$11.31	$10.65	$11.01	$11.51
Net investment income	0.14 [1]	0.20 [1]	0.26 [1]	0.22 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	(0.16)	0.37	0.67	(0.35)	(0.23)
Total from investment operations	(0.02)	0.57	0.93	(0.13)	(0.05)
Distributions to shareholders from
Net investment income	(0.14)	(0.21)	(0.27)	(0.23)	(0.18)
Net realized gains	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.16)	(0.22)	(0.27)	(0.23)	(0.45)
Net asset value, end of period	$11.48	$11.66	$11.31	$10.65	$11.01
Total return	(0.21)%	5.15%	8.88%	(1.23)%	(0.31)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.85%	0.85%	0.84%	0.82%
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.21%	1.75%	2.42%	2.07%	1.60%
Supplemental data
Portfolio turnover rate	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$111,639	$120,181	$106,355	$91,671	$198,520

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Government Securities Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.66	$11.31	$10.65	$11.00	$11.50
Net investment income	0.16 [1]	0.21 [1]	0.27 [1]	0.24 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	(0.17)	0.38	0.68	(0.35)	(0.22)
Total from investment operations	(0.01)	0.59	0.95	(0.11)	(0.03)
Distributions to shareholders from
Net investment income	(0.15)	(0.23)	(0.29)	(0.24)	(0.20)
Net realized gains	0.00	0.00	0.00	0.00	(0.27)
Tax basis return of capital	(0.02)	(0.01)	0.00	0.00	0.00
Total distributions to shareholders	(0.17)	(0.24)	(0.29)	(0.24)	(0.47)
Net asset value, end of period	$11.48	$11.66	$11.31	$10.65	$11.00
Total return	(0.05)%	5.31%	9.05%	(0.99)%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	0.56%	0.58%	0.58%	0.57%	0.55%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.36%	1.87%	2.56%	2.22%	1.75%
Supplemental data
Portfolio turnover rate	221%	111%	178%	197%	299%
Net assets, end of period (000s omitted)	$306,431	$329,083	$210,424	$310,966	$416,834

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Government Securities Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Securities Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement and approved submitting the agreements to the Fund’s shareholders for approval at a Special Meeting of Shareholders expected to be held on October 29, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Government Securities Fund  |  27

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28  |  Wells Fargo Government Securities Fund

Notes to financial statements
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $815,006,585 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$15,879,844
Gross unrealized losses	(2,650,018)
Net unrealized gains	$13,229,826
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $5,113,000 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 530,435,733	$0	$ 530,435,733
Asset-backed securities	0	18,587,102	0	18,587,102
Corporate bonds and notes	0	15,823,496	0	15,823,496
Non-agency mortgage-backed securities	0	48,797,966	0	48,797,966
U.S. Treasury securities	118,268,080	0	0	118,268,080
Yankee corporate bonds and notes	0	4,483,736	0	4,483,736
Yankee government bonds	0	33,733,639	0	33,733,639
Short-term investments
Investment companies	57,394,798	0	0	57,394,798
	175,662,878	651,861,672	0	827,524,550
Futures contracts	711,861	0	0	711,861
Total assets	$176,374,739	$651,861,672	$0	$828,236,411
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

Wells Fargo Government Securities Fund  |  29

Notes to financial statements
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.450%
Next $500 million	0.425
Next $2 billion	0.400
Next $2 billion	0.375
Next $5 billion	0.340
Over $10 billion	0.320
For the year ended August 31, 2021, the advisory fee was equivalent to an annual rate of 0.44% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

30  |  Wells Fargo Government Securities Fund

Notes to financial statements
Expense ratio caps
Class A	0.85%
Class C	1.60
Administrator Class	0.64
Institutional Class	0.48
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $3,899 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,760,919,104	$87,776,597	$1,629,850,857	$37,737,752
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts to manage duration and yield curve exposures. The Fund had an average notional amount of $105,256,127 in long futures contracts and $112,434,927 in short futures contracts during the year ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Government Securities Fund  |  31

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$8,119,461	$11,406,014
Tax basis return of capital	1,323,020	796,329
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$13,229,826	$(5,113,000)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

32  |  Wells Fargo Government Securities Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Securities Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

Wells Fargo Government Securities Fund  |  33

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2021, $8,119,461 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, 4% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 100% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Government Securities Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Government Securities Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Government Securities Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Government Securities Fund  |  37

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Government Securities Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

38  |  Wells Fargo Government Securities Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays U.S. Aggregate ex Credit Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

40  |  Wells Fargo Government Securities Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

42  |  Wells Fargo Government Securities Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo Government Securities Fund  |  43

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

44  |  Wells Fargo Government Securities Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

46  |  Wells Fargo Government Securities Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00693 10-21
A216/AR216 08-21

Annual Report
August 31, 2021
Wells Fargo
High Yield Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo High Yield Bond Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo High Yield Bond Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo High Yield Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo High Yield Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Robert Junkin, Margaret D. Patel
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKHAX)	1-20-1998	2.17	4.01	5.38	7.07	5.00	5.86	1.04	0.93
Class C (EKHCX)	1-21-1998	5.25	4.27	5.10	6.25	4.27	5.10	1.79	1.68
Administrator Class (EKHYX)	4-14-1998	–	–	–	7.20	5.20	6.08	0.98	0.80
Institutional Class (EKHIX)[3]	10-31-2014	–	–	–	7.48	5.48	6.24	0.71	0.53
ICE BofA U.S. High Yield Constrained Index[4]	–	–	–	–	10.26	6.47	6.89	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 1.68% for Class C, 0.80% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Wells Fargo High Yield Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index, for the 12-month period that ended August 31, 2021.
■	The Fund’s overweight to higher-quality high-yield bonds detracted from performance in the fiscal year because lower-quality credit tiers outperformed better-quality issues, with investors more optimistic about an improving economy from its sharp drop in mid-2020 as adverse effects of the COVID-19 epidemic receded and the U.S. Federal Reserve (Fed) supplied ample liquidity to support the economy and keep interest rates near their historical lows.
■	Most higher-rated issues in the high-yield market had moderate positive total returns, the result of a combination of interest income in addition to low-single-digit price increases, as yields generally declined in the fiscal year. However, very low-rated CCC-quality issues had larger price increases, as investor optimism about economic recovery caused those prices to rise more than higher-rated issues.
■	The Fund maintained its modest allocation to common stocks (about 9% of total assets), which added to returns. Historically, our small allocation to stocks has helped performance due to the potential for substantially higher returns than that typically available in fixed-income securities. In the fiscal year that ended August 31, 2021, the Fund’s stock holdings substantially outperformed its bond holdings and contributed to total return.
■	Detractors from bond performance included issues of Bausch Health Companies Incorporated, a specialty pharmaceuticals company, and Broadcom Incorporated, an investment-grade semiconductor company. Its bonds declined slightly in price, reflecting the trend of higher yields for investment-grade and Treasury bonds. Also slightly detracting were bonds of SBA Communications Corporation, an operator of wireless communications infrastructure.
■	Detractors from equity performance included stocks of Amgen Incorporated, a biotechnology manufacturer; Timken Company, a manufacturer of ball bearings and other industrial components; and Akamai Technologies, Incorporated, a provider of services for improving the delivery of content and applications on websites.
Pandemic recovery drove performance.
The average yield for high-yield bonds declined substantially from 5.36% on August 31, 2020, to 3.95% at the end of the fiscal year on August 31, 2021. This decline in yields reflected investor optimism about an improving economy, thus reducing the extra yield expected from riskier, below-investment-grade bonds. In contrast, yields for U.S. Treasury bonds went up in the fiscal year. For example, the yield to maturity of a Treasury note due in 10 years rose from 0.70% at the end of August 2020 to 1.31% on August 31, 2021. The increase in Treasury yields reflected a recovery to more historic levels from the extremely stressed financial backdrop in the summer of 2020, due to concerns about the weak economy then prevailing.
The Fund’s stock allocation was a relatively modest 9% of total assets. The Fund’s stock holdings substantially outperformed its fixed-income holdings in the fiscal year. The total return of the Fund’s equity portion moderately underperformed its equity benchmark due to security selection in the technology and health care sectors. In addition, the Fund did not have exposure to either energy or financials, which were two outperforming sectors in the equity market. Somewhat offsetting this sector underperformance were several security holdings. In the information technology sector, Broadcom, Incorporated; Applied Materials, Incorporated; and Micron Technology, Incorporated, outperformed. In the health care sector, pharmaceuticals company AbbVie Incorporated outperformed and Alexion Pharmaceuticals Incorporated also added to performance due to an acquisition offer from AstraZeneca PLC. McKesson Corporation also added to performance.
Ten largest holdings (%) as of August 31, 2021[1]
Ball Corporation, 2.88%, 8-15-2030	3.94
Davita Incorporated, 4.63%, 6-1-2030	3.56
Bausch Health Companies Incorporated, 5.25%, 1-30-2030	3.31
Organon Finance 1 LLC, 5.13%, 4-30-2031	3.29
Post Holdings Incorporated, 4.50%, 9-15-2031	3.22
Synaptics Incorporated, 4.00%, 6-15-2029	3.20
Methanex Corporation, 5.13%, 10-15-2027	3.15
Sensata Technologies BV, 4.00%, 4-15-2029	3.14
AMN Healthcare Incorporated , 4.00%, 4-15-2029	3.11
Dycom Industries Incorporated, 4.50%, 4-15-2029	2.95
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Strong bond performers included those from the economically sensitive industrials sector. Automotive components suppliers Tenneco Incorporated and Adient PLC both added to performance. Bonds of MTS Systems

8  |  Wells Fargo High Yield Bond Fund

Performance highlights (unaudited)
Corporation, a maker of computer-based systems for manufacturers, outperformed when it was acquired by investment-grade connector company Amphenol Corporation. In the materials sector, Methanex Corporation, a producer of methanol, contributed.
High-yield fixed-income investors realized generally positive returns during the period.
Unusually for a period of economic uncertainty, high-yield bonds as a whole produced better total returns than either the investment-grade corporate bond sector or U.S. Treasury bonds. High-yield bonds generally produced positive returns in the middle single digits, while high-risk CCC-rated bonds returned double-digit performance, as investors became more optimistic about the economy improving and aggressively purchased lower-quality higher-yielding bonds. In contrast, investment-grade bonds produced total returns in the low single digits, as modest price declines offset much of the coupon income earned. Safe-haven Treasury bonds with intermediate- and long-term maturities produced negative total returns, as price declines from rising rates more than offset coupon income.
While the Fed continued to provide liquidity to the financial markets by keeping short-term interest rates near zero and aggressively purchasing billions of dollars of Treasury issues, yields of intermediate- and long-maturity notes and bonds increased moderately from their abnormally depressed levels of August 2020, when economic uncertainty was very high due to concerns about COVID-19.
We expect continued growth in the months ahead.
The Fund’s positioning reflects our expectation for continued recovery in economic growth over the balance of 2021 and into 2022. We think high-yield bonds could offer modest returns with yields stable or somewhat lower, with potential for small price appreciation. We expect Treasury yields to remain in a trading range around today’s low levels, reflecting Fed hopes that the current high inflation rates will prove to be temporary and that by maintaining rates at historically low levels, they will promote the other half of their dual mandates of trying to promote full employment. We believe stock prices for many companies to be reasonable compared with their earnings growth rates. With Treasury rates likely to be at low levels, albeit possibly modestly higher than today’s levels, we see stock dividend yields as attractive alternatives to the yields offered on short-maturity fixed-income securities.
The portfolio maintains an allocation to out-of-benchmark BBB-rated debt and continues avoidance of lower-quality CCC-rated and distressed holdings, which we believe do not represent good relative investment value. In addition, the Fund is concentrated in companies with operations primarily in the U.S. and with minimal exposure to companies having products and services that are dependent on commodity-based emerging market economies, many of which continue to experience growth rates that are well below their historical levels.
Credit quality as of August 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Virtually all of the Fund’s bond holdings are in companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We hold a modest allocation to common stocks, believing that this exposure offers fixed-income investors the potential for capital appreciation, as well as exposure to attractive industries that may not have suitable fixed-income securities outstanding. In today’s high-yield bond market, most bonds are trading at prices well above their face value, which will be paid at maturity. These high prices limit the potential for future capital appreciation in the high-yield bond market, in our assessment.

Wells Fargo High Yield Bond Fund  |  9

Performance highlights (unaudited)
Risk in the high-yield market could increase.
We believe risk in the high-yield market could arise from highly levered companies in weak or highly competitive industries, putting pressure on those companies as they seek to service their debts. Thus, at a time of historically low interest rates, high bond prices over their face value, and relatively narrow yield advantage to be gained from speculative-grade bonds, we continue to position the Fund in relatively higher-quality issues and in industries we perceive to be stable to growing. We believe this strategy may offer the best possibility of earning attractive total returns, with lower risk to principal losses from deteriorating credits.

10  |  Wells Fargo High Yield Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,033.72	$4.72	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%
Class C
Actual	$1,000.00	$1,029.73	$8.59	1.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Administrator Class
Actual	$1,000.00	$1,037.36	$4.11	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Institutional Class
Actual	$1,000.00	$1,038.74	$2.72	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2021

	Shares	Value
Common stocks: 9.49%
Health care: 4.07%
Biotechnology: 3.08%
AbbVie Incorporated	75,000	$ 9,058,500
Amgen Incorporated	11,000	2,480,830
Horizon Therapeutics plc †	2,000	216,180
		11,755,510
Health care equipment & supplies: 0.26%
Abbott Laboratories	8,000	1,010,960
Health care providers & services: 0.16%
McKesson Corporation	3,000	612,420
Pharmaceuticals: 0.57%
Bristol-Myers Squibb Company	30,000	2,005,800
Merck & Company Incorporated	2,000	152,580
		2,158,380
Industrials: 1.41%
Aerospace & defense: 0.49%
L3Harris Technologies Incorporated	8,000	1,864,080
Machinery: 0.69%
John Bean Technologies Corporation	5,000	729,450
The Timken Company	26,000	1,912,040
		2,641,490
Professional services: 0.23%
Leidos Holdings Incorporated	9,000	882,990
Information technology: 3.29%
Electronic equipment, instruments & components: 0.40%
Amphenol Corporation Class A	20,000	1,532,600
IT services: 0.12%
Akamai Technologies Incorporated †	4,000	453,000
Semiconductors & semiconductor equipment: 2.25%
Applied Materials Incorporated	10,000	1,351,300
Broadcom Incorporated	13,000	6,463,730
Micron Technology Incorporated †	8,000	589,600
Xilinx Incorporated	1,300	202,267
		8,606,897
Software: 0.52%
Adobe Incorporated †	2,000	1,327,400
Autodesk Incorporated †	1,000	310,090
Synopsys Incorporated †	1,000	332,240
		1,969,730
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Shares	Value
Materials: 0.72%
Chemicals: 0.50%
Celanese Corporation Series A	1,000	$ 158,600
Eastman Chemical Company	10,000	1,131,600
Huntsman Corporation	20,000	528,600
Westlake Chemical Corporation	1,000	87,350
		1,906,150
Containers & packaging: 0.22%
Berry Global Group Incorporated †	11,000	738,870
Sealed Air Corporation	2,000	122,060
		860,930
Total Common stocks (Cost $27,361,912)		36,255,137

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 81.85%
Consumer discretionary: 7.46%
Auto components: 5.45%
Adient Global Holdings Limited 144A	4.88%	8-15-2026	$ 9,210,000	9,463,275
Speedway Motors Incorporated 144A	4.88	11-1-2027	2,000,000	2,049,940
Tenneco Incorporated «	5.00	7-15-2026	6,000,000	5,995,380
Tenneco Incorproated 144A	5.13	4-15-2029	3,200,000	3,319,680
				20,828,275
Hotels, restaurants & leisure: 0.88%
International Game Technology plc 144A	6.50	2-15-2025	3,000,000	3,345,000
Household durables: 1.13%
Installed Building Company 144A	5.75	2-1-2028	4,110,000	4,325,775
Consumer staples: 6.52%
Food products: 4.03%
Lamb Weston Holdings Incorporated 144A	4.88	11-1-2026	3,000,000	3,085,883
Post Holdings Incorporated 144A	4.50	9-15-2031	12,195,000	12,301,706
				15,387,589
Household durables: 2.49%
Spectrum Brands Incorporated 144A	3.88	3-15-2031	9,645,000	9,522,026
Energy: 1.41%
Oil, gas & consumable fuels: 1.41%
Cheniere Energy Partners LP	4.50	10-1-2029	5,000,000	5,387,500
Health care: 25.97%
Health care equipment & supplies: 3.91%
Hologic Incorporated 144A	3.25	2-15-2029	10,500,000	10,759,350
Teleflex Incorporated 144A	4.25	6-1-2028	4,000,000	4,165,000
				14,924,350
Health care providers & services: 11.74%
AMN Healthcare Incorporated 144A	4.00	4-15-2029	11,500,000	11,859,375
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Health care providers & services (continued)
AMN Healthcare Incorporated 144A	4.63%	10-1-2027	$ 2,250,000	$ 2,345,625
Catalent Pharma Solutions Incorporated 144A	3.13	2-15-2029	6,250,000	6,174,781
Centene Corporation	4.63	12-15-2029	3,000,000	3,290,670
Davita Incorporated 144A	4.63	6-1-2030	13,000,000	13,587,080
Encompass Health Corporation	4.63	4-1-2031	5,500,000	5,897,760
HealthSouth Corporation «	5.13	3-15-2023	1,667,000	1,672,218
				44,827,509
Health care technology: 0.81%
IQVIA Incorporated 144A	5.00	10-15-2026	3,000,000	3,090,000
Life sciences tools & services: 1.93%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	6,900,000	7,365,750
Pharmaceuticals: 7.58%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	13,450,000	12,643,000
Bausch Health Companies Incorporated 144A	5.25	2-15-2031	4,000,000	3,730,800
Organon Finance 1 LLC 144A	5.13	4-30-2031	12,000,000	12,587,520
				28,961,320
Industrials: 13.65%
Aerospace & defense: 4.62%
Moog Incorporated 144A	4.25	12-15-2027	4,050,000	4,161,375
TransDigm Group Incorporated 144A	4.63	1-15-2029	4,000,000	3,950,000
TransDigm Group Incorporated	6.38	6-15-2026	9,200,000	9,552,360
				17,663,735
Commercial services & supplies: 6.08%
ACCO Brands Corporation 144A	4.25	3-15-2029	7,000,000	7,033,950
Clean Harbors Incorporated 144A	4.88	7-15-2027	3,000,000	3,140,940
Clean Harbors Incorporated 144A	5.13	7-15-2029	4,250,000	4,664,375
Stericycle Incorporated 144A	5.38	7-15-2024	6,000,000	6,150,000
Stericycle Incorporated 144A	3.88	1-15-2029	2,200,000	2,238,962
				23,228,227
Construction & engineering: 2.95%
Dycom Industries Incorporated 144A	4.50	4-15-2029	10,950,000	11,251,125
Information technology: 9.44%
Communications equipment: 1.18%
CommScope Technologies LLC 144A	5.00	3-15-2027	1,000,000	984,538
CommScope Technologies LLC 144A	6.00	6-15-2025	3,466,000	3,524,922
				4,509,460
Electronic equipment, instruments & components: 2.52%
TTM Technologies Incorporated 144A	4.00	3-1-2029	9,495,000	9,613,688
IT services: 0.40%
Gartner Incorporated 144A	3.63	6-15-2029	1,500,000	1,543,910
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Semiconductors & semiconductor equipment: 3.85%
Microchip Technology Incorporated	4.25%	9-1-2025	$ 2,350,000	$ 2,477,701
Synaptics Incorporated 144A	4.00	6-15-2029	12,000,000	12,225,000
				14,702,701
Software: 0.55%
Citrix Systems Incorporated	3.30	3-1-2030	2,000,000	2,109,489
Technology hardware, storage & peripherals: 0.94%
Western Digital Corporation	4.75	2-15-2026	3,195,000	3,570,413
Materials: 10.37%
Chemicals: 5.38%
Koppers Incorporated 144A	6.00	2-15-2025	3,363,000	3,447,075
Olin Corporation	5.50	8-15-2022	3,275,000	3,406,000
Tronox Incorporated 144A	4.63	3-15-2029	6,640,000	6,732,628
Valvoline Incorporated 144A	3.63	6-15-2031	7,000,000	6,965,000
				20,550,703
Containers & packaging: 4.99%
Ball Corporation	2.88	8-15-2030	15,000,000	15,037,500
Berry Global Incorporated 144A«	4.50	2-15-2026	3,932,000	4,010,640
				19,048,140
Real estate: 7.03%
Equity REITs: 7.03%
Iron Mountain Incorporated 144A	4.50	2-15-2031	9,700,000	9,975,868
Iron Mountain Incorporated 144A	4.88	9-15-2027	500,000	520,625
Sabra Health Care LP	3.90	10-15-2029	3,639,000	3,896,150
SBA Communications Corporation 144A	3.13	2-1-2029	7,000,000	6,877,500
SBA Communications Corporation	3.88	2-15-2027	5,350,000	5,560,148
				26,830,291
Total Corporate bonds and notes (Cost $308,295,722)				312,586,976
Yankee corporate bonds and notes: 7.56%
Health care: 0.11%
Pharmaceuticals: 0.11%
Jazz Securities Designated Activity Company 144A	4.38	1-15-2029	400,000	414,500
Industrials: 3.14%
Electrical equipment: 3.14%
Sensata Technologies BV 144A	4.00	4-15-2029	11,600,000	12,006,580
Information technology: 1.16%
Technology hardware, storage & peripherals: 1.16%
Seagate HDD 144A	3.13	7-15-2029	1,000,000	983,085
Seagate HDD 144A	4.09	6-1-2029	3,273,000	3,461,198
				4,444,283
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Materials: 3.15%
Chemicals: 3.15%
Methanex Corporation	5.13%	10-15-2027	$11,067,000	$ 12,007,695
Total Yankee corporate bonds and notes (Cost $27,401,605)				28,873,058

		Yield	Shares
Short-term investments: 2.32%
Investment companies: 2.32%
Securities Lending Cash Investments LLC ♠∩∞		0.02	7,814,000	7,814,000
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	1,030,349	1,030,349
Total Short-term investments (Cost $8,844,349)				8,844,349
Total investments in securities (Cost $371,903,588)	101.22%			386,559,520
Other assets and liabilities, net	(1.22)			(4,644,481)
Total net assets	100.00%			$381,915,039

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$1,738,500	$ 24,770,309	$ (18,694,809)	$0	$0	$ 7,814,000	7,814,000	$ 1,387#
Wells Fargo Government Money Market Fund Select Class	526,937	162,839,343	(162,335,931)	0	0	1,030,349	1,030,349	1,026
				$0	$0	$8,844,349		$2,413

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo High Yield Bond Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $7,654,478 of securities loaned), at value (cost $363,059,239)	$ 377,715,171
Investments in affiliated securites, at value (cost $8,844,349)	8,844,349
Receivable for dividends and interest	3,712,959
Receivable for investments sold	113,050
Receivable for Fund shares sold	83,373
Receivable for securities lending income, net	6,085
Prepaid expenses and other assets	623
Total assets	390,475,610
Liabilities
Payable upon receipt of securities loaned	7,814,000
Payable for Fund shares redeemed	375,895
Management fee payable	143,327
Dividends payable	61,200
Administration fees payable	42,508
Distribution fee payable	2,545
Trustees’ fees and expenses payable	903
Accrued expenses and other liabilities	120,193
Total liabilities	8,560,571
Total net assets	$381,915,039
Net assets consist of
Paid-in capital	$ 413,324,477
Total distributable loss	(31,409,438)
Total net assets	$381,915,039
Computation of net asset value and offering price per share
Net assets – Class A	$ 238,817,389
Shares outstanding – Class A1	69,139,687
Net asset value per share – Class A	$3.45
Maximum offering price per share – Class A2	$3.61
Net assets – Class C	$ 4,122,833
Shares outstanding – Class C1	1,190,117
Net asset value per share – Class C	$3.46
Net assets – Administrator Class	$ 18,316,687
Shares outstanding – Administrator Class[1]	5,296,842
Net asset value per share – Administrator Class	$3.46
Net assets – Institutional Class	$ 120,658,130
Shares outstanding – Institutional Class[1]	34,890,048
Net asset value per share – Institutional Class	$3.46
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  17

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 15,087,569
Dividends	845,959
Income from affiliated securities	23,057
Total investment income	15,956,585
Expenses
Management fee	2,086,854
Administration fees
Class A	391,139
Class C	8,344
Administrator Class	19,259
Institutional Class	88,394
Shareholder servicing fees
Class A	610,657
Class C	13,016
Administrator Class	48,059
Distribution fee
Class C	39,049
Custody and accounting fees	22,240
Professional fees	62,055
Registration fees	48,294
Shareholder report expenses	38,311
Trustees’ fees and expenses	19,272
Other fees and expenses	18,812
Total expenses	3,513,755
Less: Fee waivers and/or expense reimbursements
Fund-level	(288,898)
Class A	(48,892)
Administrator Class	(15,407)
Institutional Class	(88,394)
Net expenses	3,072,164
Net investment income	12,884,421
Realized and unrealized gains (losses) on investments
Net realized gains on investments	11,162,085
Net change in unrealized gains (losses) on investments	2,699,989
Net realized and unrealized gains (losses) on investments	13,862,074
Net increase in net assets resulting from operations	$26,746,495
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo High Yield Bond Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 12,884,421		$ 14,615,422
Payment from affiliate		0		31,431
Net realized gains (losses) on investments		11,162,085		(14,583,364)
Net change in unrealized gains (losses) on investments		2,699,989		18,161,495
Net increase in net assets resulting from operations		26,746,495		18,224,984
Distributions to shareholders from
Net investment income and net realized gains
Class A		(8,074,306)		(10,215,739)
Class C		(134,538)		(310,197)
Administrator Class		(661,080)		(956,624)
Institutional Class		(4,056,776)		(3,097,746)
Total distributions to shareholders		(12,926,700)		(14,580,306)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,375,311	11,421,763	4,641,622	15,155,503
Class C	102,665	349,658	215,082	688,486
Administrator Class	309,396	1,048,199	1,596,322	5,195,585
Institutional Class	22,915,767	76,886,642	10,922,542	35,419,171
		89,706,262		56,458,745
Reinvestment of distributions
Class A	2,169,138	7,345,372	2,842,804	9,241,024
Class C	39,360	133,219	89,154	289,705
Administrator Class	183,842	622,697	278,499	906,613
Institutional Class	1,189,236	4,038,381	939,820	3,063,178
		12,139,669		13,500,520
Payment for shares redeemed
Class A	(11,816,630)	(39,953,404)	(15,248,102)	(49,382,003)
Class C	(1,424,599)	(4,819,114)	(1,551,285)	(5,081,240)
Administrator Class	(1,543,816)	(5,221,846)	(3,020,506)	(9,617,779)
Institutional Class	(11,261,048)	(38,184,989)	(12,861,136)	(41,411,140)
		(88,179,353)		(105,492,162)
Net increase (decrease) in net assets resulting from capital share transactions		13,666,578		(35,532,897)
Total increase (decrease) in net assets		27,486,373		(31,888,219)
Net assets
Beginning of period		354,428,666		386,316,885
End of period		$381,915,039		$ 354,428,666
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.33	$3.29	$3.28	$3.40	$3.31
Net investment income	0.11	0.13	0.14	0.14	0.14
Payment from affiliate	0.00	0.00 [1]	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.12	0.04	0.01	(0.12)	0.10
Total from investment operations	0.23	0.17	0.15	0.02	0.24
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.14)	(0.13)	(0.15)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	(0.00) [1]
Total distributions to shareholders	(0.11)	(0.13)	(0.14)	(0.14)	(0.15)
Net asset value, end of period	$3.45	$3.33	$3.29	$3.28	$3.40
Total return[2]	7.07%	5.31% [3]	4.79%	0.68%	7.28%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.04%	1.04%	1.02%	1.01%
Net expenses	0.92%	0.93%	0.93%	0.93%	0.93%
Net investment income	3.29%	4.01%	4.36%	4.26%	4.39%
Supplemental data
Portfolio turnover rate	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$238,817	$251,410	$273,553	$272,170	$314,156

[1]	Amount is less than $0.005.
[2]	Total return calculations do not include any sales charges.
[3]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financials Statements for additional information.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.34	$3.29	$3.28	$3.40	$3.31
Net investment income	0.09 [1]	0.11 [1]	0.12 [1]	0.12	0.12
Payment from affiliate	0.00	0.01	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.12	0.03	0.01	(0.12)	0.09
Total from investment operations	0.21	0.15	0.13	0.00	0.21
Distributions to shareholders from
Net investment income	(0.09)	(0.10)	(0.12)	(0.11)	(0.12)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	(0.00) [2]
Total distributions to shareholders	(0.09)	(0.10)	(0.12)	(0.12)	(0.12)
Net asset value, end of period	$3.46	$3.34	$3.29	$3.28	$3.40
Total return[3]	6.25%	4.83% [4]	4.00%	(0.07)%	6.49%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.79%	1.79%	1.77%	1.76%
Net expenses	1.68%	1.68%	1.68%	1.68%	1.68%
Net investment income	2.57%	3.25%	3.64%	3.51%	3.65%
Supplemental data
Portfolio turnover rate	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$4,123	$8,265	$12,220	$47,811	$61,734

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
[4]	During the year ended August 31, 2020, the Fund received a payment from an affiliate that had a 0.31% impact on the total return. See Note 4 in the Notes to Financials Statements for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.34	$3.29	$3.29	$3.41	$3.31
Net investment income	0.12 [1]	0.13	0.15 [1]	0.15	0.15
Net realized and unrealized gains (losses) on investments	0.12	0.05	0.00	(0.12)	0.10
Total from investment operations	0.24	0.18	0.15	0.03	0.25
Distributions to shareholders from
Net investment income	(0.12)	(0.13)	(0.15)	(0.14)	(0.15)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	(0.00) [2]
Total distributions to shareholders	(0.12)	(0.13)	(0.15)	(0.15)	(0.15)
Net asset value, end of period	$3.46	$3.34	$3.29	$3.29	$3.41
Total return	7.20%	5.76%	4.60%	0.82%	7.74%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.99%	0.98%	0.96%	0.95%
Net expenses	0.79%	0.79%	0.80%	0.80%	0.80%
Net investment income	3.42%	4.14%	4.48%	4.39%	4.55%
Supplemental data
Portfolio turnover rate	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$18,317	$21,185	$24,667	$23,940	$31,592

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$3.34	$3.29	$3.28	$3.41	$3.31
Net investment income	0.12	0.14	0.15	0.16	0.16
Net realized and unrealized gains (losses) on investments	0.13	0.05	0.01	(0.13)	0.10
Total from investment operations	0.25	0.19	0.16	0.03	0.26
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.15)	(0.15)	(0.16)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	(0.00) [1]
Total distributions to shareholders	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)
Net asset value, end of period	$3.46	$3.34	$3.29	$3.28	$3.41
Total return	7.48%	6.04%	5.20%	0.79%	8.03%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.71%	0.71%	0.69%	0.68%
Net expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.66%	4.39%	4.75%	4.67%	4.79%
Supplemental data
Portfolio turnover rate	49%	34%	26%	18%	20%
Net assets, end of period (000s omitted)	$120,658	$73,568	$75,877	$134,770	$125,991

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Wells Fargo High Yield Bond Fund  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

24  |  Wells Fargo High Yield Bond Fund

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $371,903,588 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$17,494,810
Gross unrealized losses	(2,838,878)
Net unrealized gains	$14,655,932
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $14,567,255 in short-term capital losses and $31,885,958 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo High Yield Bond Fund  |  25

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Health care	$ 15,537,270	$ 0	$0	$ 15,537,270
Industrials	5,388,560	0	0	5,388,560
Information technology	12,562,227	0	0	12,562,227
Materials	2,767,080	0	0	2,767,080
Corporate bonds and notes	0	312,586,976	0	312,586,976
Yankee corporate bonds and notes	0	28,873,058	0	28,873,058
Short-term investments
Investment companies	8,844,349	0	0	8,844,349
Total assets	$45,099,486	$341,460,034	$0	$386,559,520
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

26  |  Wells Fargo High Yield Bond Fund

Notes to financial statements
Average daily net assets	Management fee
First $500 million	0.550%
Next $500 million	0.525
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class C	1.68
Administrator Class	0.80
Institutional Class	0.53
Other transactions
On August 14, 2020, Class A and Class C of the Fund was reimbursed by Funds Management in the amount of $79 and $31,352, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.

Wells Fargo High Yield Bond Fund  |  27

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $1,042 from the sale of Class A shares and $6 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $0, $2,100,000 and $27,789 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2021 were $199,237,547 and $184,282,415, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
BNP Paribas Securities Corporation	$4,681,831	$(4,681,831)	$0
Citigroup Global Markets Incorporated	919,800	(919,800)	0
Credit Suisse Securities (USA) LLC	2,052,847	(2,052,847)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based

28  |  Wells Fargo High Yield Bond Fund

Notes to financial statements
on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $12,926,700 and $14,580,306 of ordinary income for the years ended August 31, 2021 and August 31, 2020, respectively.
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$476,253	$14,655,932	$(46,453,213)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo High Yield Bond Fund  |  29

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

30  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)
TAX INFORMATION
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2021.
Pursuant to Section 854 of the Internal Revenue Code, $844,098 of income dividends paid during the fiscal year ended August 31, 2021 has been designated as qualified dividend income (QDI).
For the fiscal year ended August 31, 2021, $10,027,030 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 90% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	51,818,871
Shares voted "Against"	2,797,526
Shares voted “Abstain”	3,516,626
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	51,611,980
Shares voted “Against”	2,938,983
Shares voted “Abstain”	3,582,060
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo High Yield Bond Fund  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo High Yield Bond Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo High Yield Bond Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo High Yield Bond Fund  |  35

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one- and ten-year periods ended December 31, 2020, and lower than the average investment performance of the Universe for the three- and five-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofA U.S. High Yield Constrained Index, for all periods ended December 31, 2020.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for the one- and ten-year periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

36  |  Wells Fargo High Yield Bond Fund

Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38  |  Wells Fargo High Yield Bond Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

Wells Fargo High Yield Bond Fund  |  39

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

40  |  Wells Fargo High Yield Bond Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo High Yield Bond Fund  |  41

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

42  |  Wells Fargo High Yield Bond Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo High Yield Bond Fund  |  43

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo High Yield Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00694 10-21
A218/AR218 08-21

Annual Report
August 31, 2021
Wells Fargo Short Duration
Government Bond Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Short Duration Government Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Short Duration Government Bond Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short Duration Government Bond Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Short Duration Government Bond Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Short Duration Government Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Short Duration Government Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks to provide current income consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Maulik Bhansali, CFA®‡, Jarad Vasquez
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (MSDAX)	3-11-1996	-2.44	0.93	0.83	-0.45	1.34	1.04	0.81	0.78
Class C (MSDCX)	5-31-2002	-2.29	0.56	0.28	-1.29	0.56	0.28	1.56	1.53
Class R6 (MSDRX)[3]	11-30-2012	–	–	–	-0.13	1.75	1.47	0.43	0.37
Administrator Class (MNSGX)	12-18-1992	–	–	–	-0.26	1.52	1.24	0.75	0.60
Institutional Class (WSGIX)	4-8-2005	–	–	–	-0.19	1.68	1.41	0.48	0.42
Bloomberg U.S. 1-3 Year Government Bond Index[4]	–	–	–	–	0.15	1.69	1.18	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.37% for Class R6, 0.60% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1–3 Year Government Bond Index is composed of all publicly issued, nonconvertible domestic debt of the U.S. government and its agencies. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to mortgage- and asset-backed securities risk. The U.S. government guarantee applies to certain underlying securities and not to shares of the Fund. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

Wells Fargo Short Duration Government Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. 1–3 Year Government Bond Index, for the 12-month period that ended August 31, 2021.
■	While positive security selection in mortgages somewhat offset the performance impact, an overweight to the mortgage-backed securities (MBS) sector weighed on returns during the end of the period, as mortgages have broadly underperformed U.S. Treasuries this year.
■	The Fund‘s exposure to out-of-benchmark allocations in high-quality asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were additive, as was a small allocation to non-agency residential mortgage-backed securities (RMBS) non-qualified mortgages (non-QM). Non-QM holdings are those which are identified as deals backed by loans not eligible for purchase from Fannie Mae or Freddie Mac.
■	Security selection in ABS was additive during the period, as was positioning in CMBS.
■	Security selection and positioning in adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) contributed nicely to performance.
The global economy and markets faced a range of issues.
Most industries and companies are recovering well from the global stoppage last year, while some continue to face "K-shaped" recovery which occurs when, following a recession, different parts of the economy recover a different rates, times, or magnitudes. Manufacturing surveys indicate that one of the strongest recoveries in decades continues with increasing production, record order backlogs, and extremely light customer inventories. Services activity remains strong despite work-from-home constraints. Demand for durable goods like autos and housing remains robust, even after a strong second half of 2020, which benefited from catch-up demand. The outlook for retail sales remains strong, even if February’s performance was muted ahead of the recent passage of the $1.9 trillion fiscal stimulus package. The Boeing Company’s recent resumption of 737 MAX deliveries is an encouraging sign for transportation-related sectors. Job growth remains solid as the economy reopens and employers gear up for anticipated demand, while companies contend with a tight labor supply, with American workers delaying plans to return to work.
Recent steepening of the yield curve has, to date, been interpreted as a healthy sign of optimism in the economy but also potentially challenges the performance of interest-sensitive sectors or overall market liquidity. Although, abrupt moves in Treasuries in late February and uneven auction results in March were noted by investors and policymakers alike. While global policymakers have not signaled a strong willingness to support longer-term yields, responses are starting to be seen. Markets have been well supported by the U.S. Federal Reserve (Fed) but also by fixed-income investors abroad who face less robust opportunities in their home markets of Asia and Europe.
Portfolio positioning continues to be driven by our bottom-up research and selection.
We ended August with approximately 15% of the portfolio in agency CMOs, 10% in high-quality ABS and CMBS, 25% in agency mortgage-backed pass-through securities, 5% in mortgage hybrid ARMs, 8% in non-agency RMBS (non-QM), and the remainder in U.S. Treasury and agency debt. We remain overweight the MBS, ABS, and CMBS sectors and underweight the agency and U.S. Treasury sectors. Throughout August and driven by bottom-up security selection opportunities, we maintained an overweight to longer-duration risk and an underweight to two-year risk versus the benchmark.
Ten largest holdings (%) as of August 31, 2021[1]
U.S. Treasury Note, 0.13%, 10-31-2022	11.57
U.S. Treasury Note, 0.13%, 12-31-2022	4.45
U.S. Treasury Note, 2.13%, 5-15-2022	3.97
U.S. Treasury Note, 0.13%, 9-30-2022	3.84
FHLMC, 3.50%, 11-1-2030	3.41
U.S. Treasury Note, 0.13%, 8-31-2023	3.15
FNMA, 2.00%, 8-1-2036	2.75
FHLMC, 2.82%, 5-1-2049	2.58
U.S. Treasury Note, 0.13%, 5-31-2022	2.39
U.S. Treasury Note, 0.13%, 3-31-2023	2.13
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
During this 12-month period, our agency MBS exposure declined modestly from traditional pay-downs. Mortgage spreads are at historically tight levels despite the increasing possibility of an impending taper and the anticipation of weaker technical conditions ahead. In non-government

8  |  Wells Fargo Short Duration Government Bond Fund

Performance highlights (unaudited)
activity, we sold the remaining piece of a corporate bond that performed well since we purchased it as a new issue in the spring.
Performance during the 12-month period was supported by out-of-benchmark allocations to high-quality ABS and CMBS and also with positive security selection in MBS following the sell-off last year. An overweight to the MBS sector weighed on excess returns during the end of the period, as mortgages have broadly underperformed U.S. Treasuries this year.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Our outlook is cautiously optimistic.
In light of increased concerns around the Delta variant, fading pent-up demand for consumption, and supply chain bottlenecks affecting production of durable goods, the U.S. economy could be at risk for good but lower-than-expected growth for the third quarter. Manufacturing surveys indicate that new orders remain strong and backlogs are high, though bottlenecks, like availability of raw materials and computer chips, disruptions at overseas ports, and difficulties in filling open positions amid worker hesitancy, are clearly constraining production, especially in areas like automotive and housing. Services surveys remain generally strong, albeit with some degree of observed slowing in real estate–related areas following an increase in housing prices on limited supply. Surveys and corporate earnings guidance are starting to reveal that the expected recovery of the dining, travel, and recreation and entertainment industries could be facing new setbacks as Delta variant concerns weigh on bookings. Personal spending on merchandise has recently slowed, suggesting some normalization after robust performance in the first half of the year. Natural disasters like wildfires in the West and Hurricane Ida affecting the Gulf States and the East Coast could also weigh on activity in the short term. Finally, Asian economies that had successfully contained COVID-19 seem to have fresh Delta variant concerns, posing a risk to trade and demand for U.S. exports. On balance, U.S.
third-quarter gross domestic product growth could come in at 4% or less, versus prior expectations of 7% or more.
Measures of inflation have moderated in recent months, especially as month-over-month trends have slowed and base effects are creating tougher comparisons on the year-over-year figures, yet persistency of inflation above estimates is continuing to cause concerns. In July, the Fed’s preferred inflation measure, the core personal consumption expenditures deflator, came in at 0.3% month over month, the lowest in five months, with the annual figure possibly cresting at 3.6% year over year. Nonetheless, producer prices continue to increase at a rapid clip—with July’s monthly figure coming in at 1%, strengthening the year-over-year figure to above 6%—posing risk to final prices over time amid numerous anecdotes of planned price increases. Policymakers have expressed concerns that inflation that’s been cumulatively higher than expectations could be approaching intolerance levels. Still, policymakers have also highlighted that sources of inflation remain generally constrained to narrow categories like durable goods and housing-related areas affected by supply bottlenecks, or areas that have volatile demand, like airline tickets, rather than representing an increase in overall inflation expectations. Fed Chair Jay Powell’s speech at the recent Jackson Hole symposium outlined that in light of a “substantial further progress” test having been met on strengthened price measures, it could be appropriate for the Fed to start reducing the pace of asset purchases this year consistent with recent expectations. Chair Powell did, however, de-link expectations for timing of the first hike of the federal funds rate from the tapering of asset purchases, citing that employment still has room to recover past gains, as well as prudent risk concerns surrounding the Delta variant and overall economic progress, including effects on those most affected by the COVID-19 shock. The speech seemed to temper speculation of an earlier-than-expected rate hike once asset purchases cease, potentially as early as mid to late 2022. Markets welcomed the announcement, as seen in the re-steepening of Treasury curves and decrease in equity volatility.
While Chair Powell’s Jackson Hole speech gave greater clarity around the path of monetary policy, policymakers and market participants alike will be grappling with risks in potentially slower-than-expected growth; persistent yet slowing inflation; macro prudential risks; the path of the COVID-19 response; and environmental, social, and governance policy issues. Slowing growth could help relieve areas of overheating risks in the U.S. economy and also temper inflation, yet the most desired outcome would include a few more months of solid job growth coupled with relief in supply chain bottlenecks in order to bring the economy back to equilibrium, even if this seems to have more uncertainty given the Delta variant and ongoing supply chain concerns. Some policymakers are expressing concerns with imbalances in financial markets like high equity

Wells Fargo Short Duration Government Bond Fund  |  9

Performance highlights (unaudited)
valuations and tight credit spreads when weighted against constraints on liquidity provision in any events that trigger market volatility. The high U.S. trade deficit highlights that consumption, even if slowing, appears above trend until international growth improves. Congress will return after Labor Day and will be grappling with simultaneous pressures of short-term management of the economy; medium-term needs to restore fiscal anchors amid high budget deficits; and long-term policy challenges like historical inequities in society, lengthy durations of unemployment, and income inequality, all of which will be borne out in stimulus, infrastructure, and debt ceiling debates. China’s crackdown on its business sector highlights global concerns around excess behavior from business leaders, high inflation, digital privacy issues, and the role of less-regulated players like nonbanks and cryptocurrency markets. Leadership could also be needed on climate change issues ahead of the upcoming COP26 Glasgow conference. For corporates, evolving regulatory appetites pose risks and opportunities. While a smooth recovery of the global economy and containment of the Delta variant would relieve concerns, near-term expectations could be exposed to bouts of volatility.
Consistent with our bottom-up process, we maintain a neutral duration. We remain nimble and agile, and we stand ready to take advantage of security selection opportunities as they arise.

10  |  Wells Fargo Short Duration Government Bond Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 994.98	$3.92	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class C
Actual	$1,000.00	$ 990.23	$7.68	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78	1.53%
Class R6
Actual	$1,000.00	$ 996.06	$1.86	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	$1.89	0.37%
Administrator Class
Actual	$1,000.00	$ 995.91	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class
Actual	$1,000.00	$ 995.78	$2.11	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14	0.42%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Short Duration Government Bond Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 45.38%
FHLMC (12 Month LIBOR +1.65%) ±	2.35%	3-1-2043	$920,763	$ 971,684
FHLMC	2.50	11-1-2028	4,014,633	4,231,713
FHLMC (12 Month LIBOR +1.76%) ±	2.59	12-1-2042	1,306,012	1,383,764
FHLMC (12 Month LIBOR +1.64%) ±	2.82	7-1-2047	2,657,099	2,749,163
FHLMC (12 Month LIBOR +1.64%) ±	2.82	5-1-2049	18,104,584	18,666,816
FHLMC	3.00	10-1-2032	10,855,428	11,604,516
FHLMC (12 Month LIBOR +1.85%) ±	3.14	5-1-2042	904,146	956,828
FHLMC	3.50	11-1-2030	23,016,160	24,635,800
FHLMC	3.50	2-1-2031	14,028,235	15,057,764
FHLMC	3.50	3-1-2031	1,278,001	1,384,760
FHLMC	4.50	11-1-2048	3,743,151	4,160,719
FHLMC Series 3632 Class PK	5.00	2-15-2040	2,141,925	2,373,917
FHLMC Series 4426 Class QC	1.75	7-15-2037	3,473,008	3,565,124
FHLMC Series 4891 Class PA	3.50	7-15-2048	775,248	791,608
FHLMC Series 4940 Class AG	3.00	5-15-2040	11,512,847	12,208,254
FHLMC Series 5102 Class MA	1.50	4-25-2051	7,381,551	7,436,302
FHLMC Series 5106 Class BA	1.50	6-25-2049	11,534,154	11,615,476
FNMA	2.00	12-1-2030	4,424,023	4,580,766
FNMA	2.00	12-1-2030	2,801,636	2,900,897
FNMA	2.00	5-1-2031	9,483,701	9,819,707
FNMA	2.00	10-1-2035	7,714,921	7,989,068
FNMA	2.00	8-1-2036	19,168,548	19,847,686
FNMA (12 Month LIBOR +1.69%) ±	2.43	11-1-2042	1,090,042	1,149,018
FNMA (12 Month LIBOR +1.56%) ±	2.49	9-1-2045	1,175,634	1,241,622
FNMA	2.50	2-1-2036	4,402,078	4,672,180
FNMA (12 Month LIBOR +1.58%) ±	2.69	6-1-2045	869,988	905,369
FNMA (12 Month LIBOR +1.59%) ±	2.69	1-1-2046	1,280,640	1,335,482
FNMA (12 Month LIBOR +1.58%) ±	2.69	2-1-2046	1,595,397	1,671,213
FNMA	3.00	4-1-2035	4,835,625	5,218,892
FNMA	3.00	12-1-2035	3,135,258	3,395,182
FNMA	3.50	6-1-2035	1,824,255	1,994,065
FNMA	3.50	7-1-2043	3,192,285	3,470,493
FNMA (1 Year Treasury Constant Maturity +2.03%) ±	3.95	3-1-2049	2,497,230	2,618,409
FNMA	4.00	2-1-2034	3,154,300	3,450,543
FNMA	4.50	7-1-2048	2,702,115	2,994,968
FNMA	4.50	10-1-2048	7,434,361	8,246,765
FNMA	4.50	11-1-2049	1,895,347	2,141,034
FNMA	5.00	10-1-2040	803,413	915,133
FNMA	5.00	1-1-2049	2,897,086	3,223,794
FNMA	5.00	8-1-2049	3,714,660	4,123,062
FNMA	5.00	11-1-2049	3,546,206	3,940,815
FNMA	5.00	12-1-2049	1,694,768	1,913,305
FNMA	5.50	6-1-2049	4,268,486	4,901,362
FNMA Series 2015-57 Class AB	3.00	8-25-2045	1,987,674	2,126,525
FNMA Series 2019-33 Class MA	3.50	7-25-2055	10,879,640	11,430,992
FNMA Series 2019-78 Class DE	2.00	11-25-2049	8,122,617	8,245,555
FNMA Series 2020 48 Class AB	2.00	7-25-2050	11,470,691	11,718,097
FNMA Series 2020-48 Class DA	2.00	7-25-2050	6,650,242	6,770,561
FNMA Series 2020-50 Class A	2.00	7-25-2050	4,963,030	5,062,683
GNMA	4.00	9-20-2044	1,160,143	1,268,029
GNMA	4.00	12-20-2044	1,420,538	1,550,667
GNMA	4.00	1-20-2045	952,255	1,041,406
GNMA	4.50	3-20-2048	699,780	755,501
GNMA	4.50	6-20-2048	2,891,701	3,101,068
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
GNMA	4.50%	6-20-2048	$614,722	$ 661,145
GNMA	4.50	8-20-2048	997,507	1,070,221
GNMA	4.50	10-20-2048	241,051	259,438
GNMA	4.50	2-20-2049	1,193,830	1,289,191
GNMA	5.00	3-20-2048	876,838	953,562
GNMA	5.00	6-20-2048	145,269	160,814
GNMA	5.00	6-20-2048	128,732	139,994
GNMA	5.00	7-20-2048	94,281	101,597
GNMA	5.00	9-20-2048	641,207	691,311
GNMA	5.00	3-20-2049	181,314	200,394
GNMA	5.00	3-20-2049	975,486	1,072,077
GNMA	5.00	5-20-2049	1,362,808	1,504,552
GNMA	5.50	1-20-2049	111,605	123,104
GNMA	5.50	5-20-2049	7,785,294	8,602,893
GNMA Series 2011-137 Class WA ±±	5.58	7-20-2040	1,699,389	1,987,023
GNMA Series 2017-99 Class DE	2.50	7-20-2045	1,590,522	1,623,548
GNMA Series 2018-11 Class PC	2.75	12-20-2047	2,405,538	2,476,047
GNMA Series 2018-36 Class KC	3.00	2-20-2046	1,408,037	1,450,479
GNMA Series 2019-132 Class NA	3.50	9-20-2049	417,945	443,305
GNMA Series 2020-11 Class ME	2.50	2-20-2049	3,924,916	4,091,293
GNMA Series 2021-23 Class MG	1.50	2-20-2051	13,465,815	13,691,949
Total Agency securities (Cost $325,806,372)				328,120,059
Asset-backed securities: 10.09%
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	6,776,000	6,813,152
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	3,019,150	3,082,202
Navient Student Loan Trust Series 2020-DA Class A 144A	1.69	5-15-2069	6,220,705	6,287,902
Navient Student Loan Trust Series 2020-GA Class A 144A	1.17	9-16-2069	2,198,599	2,213,840
Navient Student Loan Trust Series 2020-HA Class A 144A	1.31	1-15-2069	5,339,968	5,382,136
Navient Student Loan Trust Series 2020-IA Class A1A 144A	1.33	4-15-2069	6,329,316	6,327,082
Navient Student Loan Trust Series 2021-A Class A 144A	0.84	5-15-2069	1,554,058	1,552,586
Navient Student Loan Trust Series 2021-BA Class A 144A	0.94	7-15-2069	4,144,174	4,148,123
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	0.29	1-25-2037	2,816,942	2,785,629
Nelnet Student Loan Trust Series 2012-1A Class A (1 Month LIBOR +0.80%) 144A±	0.88	12-27-2039	1,821,961	1,822,019
Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	0.88	9-25-2065	4,278,808	4,273,909
SLC Student Loan Trust Series 2010-1 Class A (3 Month LIBOR +0.88%) ±	1.00	11-25-2042	824,157	828,645
SLM Student Loan Trust Series 2005-6 Class A6 (3 Month LIBOR +0.14%) ±	0.27	10-27-2031	1,690,159	1,683,926
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.73	12-27-2038	4,578,839	4,598,541
SMB Private Education Loan Trust Series 2015-A Class A2A 144A	2.49	6-15-2027	453,578	456,124
SMB Private Education Loan Trust Series 2015-C Class A2A 144A	2.75	7-15-2027	575,943	580,421
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	1.55	2-17-2032	1,184,411	1,200,297
SMB Private Education Loan Trust Series 2020-BA Class A1A 144A	1.29	7-15-2053	5,640,137	5,660,810
SMB Private Education Loan Trust Series 2021-A Class APT1 144A	1.07	1-15-2053	5,882,399	5,836,186
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
SoFi Professional Loan Program LLC Series 2016-C Class A1 (1 Month LIBOR +1.10%) 144A±	1.18%	10-27-2036	$407,396	$ 409,000
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	1.03	1-25-2039	839,088	843,255
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	0.93	7-25-2039	198,423	198,728
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.78	3-26-2040	421,098	421,669
SoFi Professional Loan Program LLC Series 2017-C Class A1 (1 Month LIBOR +0.60%) 144A±	0.68	7-25-2040	403,227	403,476
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	480,284	487,834
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	1,118,796	1,138,209
SoFi Professional Loan Program LLC Series 2021-A Class AFX 144A	1.03	8-17-2043	3,503,929	3,508,516
Total Asset-backed securities (Cost $72,725,772)				72,944,217
Non-agency mortgage-backed securities: 8.00%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	453,815	458,402
Angel Oak Mortgage Trust Series 2020-5 Class A1 144A±±	1.37	5-25-2065	1,709,020	1,717,127
Angel Oak Mortgage Trust Series 2021-1 Class A1 144A±±	0.91	1-25-2066	6,573,223	6,532,911
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144Aøø	2.88	7-25-2049	997,228	1,011,563
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class AAB	3.37	10-10-2047	354,504	369,379
Deephaven Residential Mortgage Trust Series 2020-2 Class A1 144A	1.69	5-25-2065	1,008,624	1,012,400
GCAT Series 2019-NQM1 Class A1 144Aøø	2.99	2-25-2059	807,767	810,952
Mello Warehouse Securitization Trust Series 2020-1 Class A (1 Month LIBOR +0.90%) 144A±	0.98	10-25-2053	4,875,000	4,885,244
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.88	11-25-2053	4,753,000	4,759,529
Mello Warehouse Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.70%) 144A±	0.79	2-25-2055	4,092,000	4,092,000
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	5,948,153	5,958,260
MSG III Securitization Trust Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	0.84	6-25-2054	3,630,000	3,625,485
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	0.83	5-25-2055	5,533,000	5,545,664
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	1,133,179	1,146,421
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	1,058,103	1,072,810
Verus Securitization Trust Series 2019-4 Class A1 144Aøø	2.64	11-25-2059	619,230	628,566
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	1,348,014	1,356,441
Verus Securitization Trust Series 2020-5 Class A1 144Aøø	1.22	5-25-2065	2,475,475	2,483,063
Verus Securitization Trust Series 2021-3 Class A1 144A±±	1.05	6-25-2066	3,450,518	3,454,615
Verus Securitization Trust Series 2021-4 Class A1 144A±±	0.94	7-25-2066	3,501,598	3,497,505
Verus Securitization Trust Series 2021-R1 Class A1 144A±±	0.82	10-25-2063	3,425,896	3,425,104
Total Non-agency mortgage-backed securities (Cost $57,762,244)				57,843,441
U.S. Treasury securities: 35.79%
U.S. Treasury Note	0.13	5-31-2022	17,270,000	17,276,746
U.S. Treasury Note	0.13	9-30-2022	27,740,000	27,750,836
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short Duration Government Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note	0.13%	10-31-2022	$83,653,000	$ 83,666,071
U.S. Treasury Note	0.13	12-31-2022	32,181,000	32,177,229
U.S. Treasury Note	0.13	3-31-2023	15,448,000	15,440,155
U.S. Treasury Note	0.13	5-31-2023	12,498,000	12,487,259
U.S. Treasury Note	0.13	7-31-2023	331,000	330,612
U.S. Treasury Note	0.13	8-31-2023	22,851,000	22,814,403
U.S. Treasury Note	0.13	1-15-2024	1,859,000	1,851,884
U.S. Treasury Note	0.38	7-15-2024	5,229,000	5,228,183
U.S. Treasury Note	0.38	8-15-2024	11,060,000	11,051,359
U.S. Treasury Note	2.13	5-15-2022	28,327,000	28,735,307
Total U.S. Treasury securities (Cost $258,843,422)				258,810,044

		Yield	Shares
Short-term investments: 0.67%
Investment companies: 0.67%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	4,833,244	4,833,244
Total Short-term investments (Cost $4,833,244)				4,833,244
Total investments in securities (Cost $719,971,054)	99.93%			722,551,005
Other assets and liabilities, net	0.07			492,947
Total net assets	100.00%			$723,043,952

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$51,203,298	$1,170,036,219	$(1,216,406,273)	$0	$0	$4,833,244	4,833,244	$10,271
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  15

Portfolio of investments—August 31, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Note	1,222	12-31-2021	$269,094,145	$269,240,970	$ 146,825	$ 0
Short
10-Year Ultra Futures	(159)	12-21-2021	(23,513,108)	(23,534,484)	0	(21,376)
5-Year U.S. Treasury Note	(395)	12-31-2021	(48,735,995)	(48,868,906)	0	(132,911)
					$146,825	$(154,287)
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short Duration Government Bond Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $715,137,810)	$ 717,717,761
Investments in affiliated securites, at value (cost $4,833,244)	4,833,244
Cash at broker segregated for futures contracts	732,000
Receivable for investments sold	3,000,530
Receivable for interest	1,171,990
Principal paydown receivable	1,109,546
Receivable for Fund shares sold	118,814
Receivable for daily variation margin on open futures contracts	35,364
Prepaid expenses and other assets	46,300
Total assets	728,765,549
Liabilities
Payable for investments purchased	2,943,039
Payable for Fund shares redeemed	2,412,996
Management fee payable	201,065
Administration fees payable	54,262
Dividends payable	42,710
Distribution fee payable	3,183
Trustees’ fees and expenses payable	346
Accrued expenses and other liabilities	63,996
Total liabilities	5,721,597
Total net assets	$723,043,952
Net assets consist of
Paid-in capital	$ 801,109,729
Total distributable loss	(78,065,777)
Total net assets	$723,043,952
Computation of net asset value and offering price per share
Net assets – Class A	$ 67,959,376
Shares outstanding – Class A1	7,000,993
Net asset value per share – Class A	$9.71
Maximum offering price per share – Class A2	$9.91
Net assets – Class C	$ 4,963,066
Shares outstanding – Class C1	510,568
Net asset value per share – Class C	$9.72
Net assets – Class R6	$ 47,470,609
Shares outstanding – Class R6[1]	4,872,895
Net asset value per share – Class R6	$9.74
Net assets – Administrator Class	$ 32,375,109
Shares outstanding – Administrator Class[1]	3,328,773
Net asset value per share – Administrator Class	$9.73
Net assets – Institutional Class	$ 570,275,792
Shares outstanding – Institutional Class[1]	58,652,858
Net asset value per share – Institutional Class	$9.72
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  17

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 6,143,941
Income from affiliated securities	10,271
Total investment income	6,154,212
Expenses
Management fee	2,730,891
Administration fees
Class A	126,349
Class C	11,648
Class R6	16,948
Administrator Class	33,911
Institutional Class	482,881
Shareholder servicing fees
Class A	197,421
Class C	18,191
Administrator Class	84,542
Distribution fee
Class C	54,572
Custody and accounting fees	29,962
Professional fees	59,291
Registration fees	66,138
Shareholder report expenses	43,833
Trustees’ fees and expenses	19,272
Other fees and expenses	17,095
Total expenses	3,992,945
Less: Fee waivers and/or expense reimbursements
Fund-level	(80,254)
Class A	(667)
Class R6	(16,513)
Administrator Class	(41,093)
Institutional Class	(181,080)
Net expenses	3,673,338
Net investment income	2,480,874
Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,472,461
Futures contracts	657,330
Net realized gains on investments	2,129,791
Net change in unrealized gains (losses) on
Unaffiliated securities	(6,202,512)
Futures contracts	45,661
Net change in unrealized gains (losses) on investments	(6,156,851)
Net realized and unrealized gains (losses) on investments	(4,027,060)
Net decrease in net assets resulting from operations	$(1,546,186)
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short Duration Government Bond Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 2,480,874		$ 9,525,096
Net realized gains on investments		2,129,791		7,113,797
Net change in unrealized gains (losses) on investments		(6,156,851)		3,953,438
Net increase (decrease) in net assets resulting from operations		(1,546,186)		20,592,331
Distributions to shareholders from
Net investment income and net realized gains
Class A		(769,324)		(688,464)
Class C		(20,179)		(119,451)
Class R6		(771,167)		(1,028,202)
Administrator Class		(397,032)		(861,324)
Institutional Class		(8,039,703)		(11,227,856)
Total distributions to shareholders		(9,997,405)		(13,925,297)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,774,730	37,095,633	4,032,194	39,684,604
Class C	367,534	3,621,671	431,607	4,241,099
Class R6	4,738,622	46,544,647	2,648,245	26,044,046
Administrator Class	281,599	2,767,417	455,653	4,477,225
Institutional Class	39,262,633	386,254,397	28,565,351	280,049,109
		476,283,765		354,496,083
Reinvestment of distributions
Class A	77,029	754,316	67,536	660,795
Class C	2,035	20,022	11,326	110,884
Class R6	70,861	695,505	90,769	891,016
Administrator Class	40,238	394,799	87,219	854,491
Institutional Class	767,741	7,529,367	1,100,654	10,779,244
		9,394,009		13,296,430
Payment for shares redeemed
Class A	(2,984,638)	(29,143,334)	(1,008,887)	(9,840,463)
Class C	(757,870)	(7,449,819)	(572,969)	(5,611,877)
Class R6	(4,828,999)	(47,240,710)	(2,144,187)	(20,987,705)
Administrator Class	(667,106)	(6,554,060)	(848,865)	(8,326,143)
Institutional Class	(27,158,902)	(266,343,103)	(29,552,849)	(289,715,629)
		(356,731,026)		(334,481,817)
Net increase in net assets resulting from capital share transactions		128,946,748		33,310,696
Total increase in net assets		117,403,157		39,977,730
Net assets
Beginning of period		605,640,795		565,663,065
End of period		$ 723,043,952		$ 605,640,795
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.85	$9.73	$9.60	$9.85	$9.96
Net investment income	0.00 [1,2]	0.15	0.21	0.14	0.07
Net realized and unrealized gains (losses) on investments	(0.04)	0.18	0.16	(0.20)	(0.03)
Total from investment operations	(0.04)	0.33	0.37	(0.06)	0.04
Distributions to shareholders from
Net investment income	(0.10)	(0.21)	(0.24)	(0.19)	(0.15)
Net asset value, end of period	$9.71	$9.85	$9.73	$9.60	$9.85
Total return[3]	(0.45)%	3.41%	3.92%	(0.56)%	0.45%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.81%	0.81%	0.80%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	0.01%	1.32%	2.22%	1.36%	0.79%
Supplemental data
Portfolio turnover rate	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$67,959	$60,425	$29,618	$30,538	$51,890

[1]	Amount is less than $0.005.
[2]	Calculated based upon average shares outstanding
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income (loss)	(0.07) [1]	0.07	0.14 [1]	0.06 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	(0.06)	0.18	0.16	(0.19)	(0.03)
Total from investment operations	(0.13)	0.25	0.30	(0.13)	(0.03)
Distributions to shareholders from
Net investment income	(0.02)	(0.13)	(0.17)	(0.12)	(0.08)
Net asset value, end of period	$9.72	$9.87	$9.75	$9.62	$9.87
Total return[3]	(1.29)%	2.64%	3.14%	(1.30)%	(0.30)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.56%	1.56%	1.55%	1.54%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income (loss)	(0.69)%	0.61%	1.49%	0.62%	0.04%
Supplemental data
Portfolio turnover rate	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$4,963	$8,868	$10,032	$15,093	$20,026

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.89	$9.77	$9.64	$9.89	$9.99
Net investment income	0.04	0.19	0.25 [1]	0.16 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.05)	0.18	0.16	(0.17)	(0.02)
Total from investment operations	(0.01)	0.37	0.41	(0.01)	0.10
Distributions to shareholders from
Net investment income	(0.14)	(0.25)	(0.28)	(0.24)	(0.20)
Net asset value, end of period	$9.74	$9.89	$9.77	$9.64	$9.89
Total return	(0.13)%	3.83%	4.34%	(0.14)%	0.96%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.43%	0.43%	0.42%	0.41%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.42%	1.77%	2.62%	1.64%	1.19%
Supplemental data
Portfolio turnover rate	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$47,471	$48,371	$41,987	$35,472	$172,106

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short Duration Government Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income	0.02 [1]	0.16 [1]	0.23 [1]	0.15 [1]	0.08
Net realized and unrealized gains (losses) on investments	(0.05)	0.19	0.16	(0.19)	(0.02)
Total from investment operations	(0.03)	0.35	0.39	(0.04)	0.06
Distributions to shareholders from
Net investment income	(0.11)	(0.23)	(0.26)	(0.21)	(0.17)
Net asset value, end of period	$9.73	$9.87	$9.75	$9.62	$9.87
Total return	(0.26)%	3.60%	4.10%	(0.37)%	0.63%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.75%	0.75%	0.74%	0.73%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.20%	1.54%	2.41%	1.56%	0.96%
Supplemental data
Portfolio turnover rate	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$32,375	$36,262	$38,816	$71,997	$89,743

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short Duration Government Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.87	$9.75	$9.62	$9.87	$9.98
Net investment income	0.04 [1]	0.17	0.25	0.17	0.11
Net realized and unrealized gains (losses) on investments	(0.06)	0.19	0.16	(0.19)	(0.03)
Total from investment operations	(0.02)	0.36	0.41	(0.02)	0.08
Distributions to shareholders from
Net investment income	(0.13)	(0.24)	(0.28)	(0.23)	(0.19)
Net asset value, end of period	$9.72	$9.87	$9.75	$9.62	$9.87
Total return	(0.19)%	3.78%	4.29%	(0.20)%	0.81%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.48%	0.48%	0.47%	0.46%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	0.37%	1.72%	2.57%	1.75%	1.15%
Supplemental data
Portfolio turnover rate	294%	395%	635%	331%	348%
Net assets, end of period (000s omitted)	$570,276	$451,715	$445,211	$493,372	$579,690

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short Duration Government Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Short Duration Government Bond Fund  |  25

Notes to financial statements
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

26  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $720,249,918 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 3,804,039
Gross unrealized losses	(1,510,414)
Net unrealized gains	$ 2,293,625
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $42,821,811 in short-term capital losses and $37,799,228 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 328,120,059	$0	$ 328,120,059
Asset-backed securities	0	72,944,217	0	72,944,217
Non-agency mortgage-backed securities	0	57,843,441	0	57,843,441
U.S. Treasury securities	258,810,044	0	0	258,810,044
Short-term investments
Investment companies	4,833,244	0	0	4,833,244
	263,643,288	458,907,717	0	722,551,005
Futures contracts	146,825	0	0	146,825
Total assets	$263,790,113	$458,907,717	$0	$722,697,830
Liabilities
Futures contracts	$ 154,287	$ 0	$0	$ 154,287
Total liabilities	$ 154,287	$ 0	$0	$ 154,287
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Wells Fargo Short Duration Government Bond Fund  |  27

Notes to financial statements
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

28  |  Wells Fargo Short Duration Government Bond Fund

Notes to financial statements
Expense ratio caps
Class A	0.78%
Class C	1.53
Class R6	0.37
Administrator Class	0.60
Institutional Class	0.42
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $1,440 from the sale of Class A shares and $159 in contingent deferred sales charges from redemptions of Class A shares. No contingent deferred sales charges were incurred by Class C shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$2,431,656,099	$151,329,005	$2,202,333,114	$57,948,678
6. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $186,765,362 in long futures contracts and $68,532,332 in short futures contracts during the year ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.

Wells Fargo Short Duration Government Bond Fund  |  29

Notes to financial statements
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $9,997,405 and $13,925,297 of ordinary income for the years ended August 31, 2021 and August 31, 2020, respectively.
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$304,347	$2,293,625	$(80,621,039)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

30  |  Wells Fargo Short Duration Government Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Short Duration Government Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

Wells Fargo Short Duration Government Bond Fund  |  31

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2021, $10,008,198 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, 5% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 97% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	47,886,774
Shares voted “Against”	1,307,484
Shares voted “Abstain”	1,527,566
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	48,833,591
Shares voted “Against”	309,950
Shares voted “Abstain”	1,578,283
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Short Duration Government Bond Fund  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Short Duration Government Bond Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Short Duration Government Bond Fund  |  35

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short Duration Government Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

36  |  Wells Fargo Short Duration Government Bond Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Government Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

38  |  Wells Fargo Short Duration Government Bond Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

40  |  Wells Fargo Short Duration Government Bond Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

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Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

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Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

44  |  Wells Fargo Short Duration Government Bond Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00704 10-21
A220/AR220 08-21

Annual Report
August 31, 2021
Wells Fargo
Short-Term Bond Plus Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Short-Term Bond Plus Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Short-Term Bond Plus Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term Bond Plus Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Short-Term Bond Plus Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Short-Term Bond Plus Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Short-Term Bond Plus Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Michal Stanczyk*, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTVX)	8-31-1999	-0.28	2.15	1.78	1.76	2.56	1.99	0.85	0.75
Class C (WFSHX)	3-31-2008	0.10	1.80	1.23	1.10	1.80	1.23	1.60	1.50
Class R6 (SSTYX)[3]	7-31-2018	–	–	–	2.18	2.83	2.27	0.47	0.43
Institutional Class (SSHIX)	8-31-1999	–	–	–	2.13	2.82	2.27	0.52	0.48
Bloomberg U.S. 1-3 Year Government/Credit Bond Index[4]	–	–	–	–	0.39	1.93	1.46	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6 and and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.72% for Class A, 1.47% for Class C, 0.40% for Class R6, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Bloomberg U.S. 1-3 Year Government/Credit Bond Index is the one- to three-year component of the Bloomberg U.S. Government/Credit Bond Index that includes securities in the Government and Credit Indexes. The Government Index includes Treasuries (that is, public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (that is, publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Mr. Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Wells Fargo Short-Term Bond Plus Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Short-Term Bond Plus Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg U.S. 1–3 Year Government/Credit Bond Index, for the 12-month period that ended August 31, 2021.
■	The Fund’s allocations to out-of-benchmark “plus” sectors meaningfully contributed to performance.
■	Out-of-benchmark sector allocations, especially U.S. high yield, as well as European high yield and European investment grade contributed to performance. Emerging market debt detracted slightly.
■	An overweight to BBB-rated and BB-rated securities contributed during the period, as did an underweight to AAA-rated securities.
■	The Fund was neutral duration as the period began but favored a short posture for most of 2021. Overall, this positioning detracted slightly. Curve positioning oscillated relative to the benchmark and was a slight detractor from performance.
A year of recovery.
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at a 33.8% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to 14.8%, dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
COVID-19 trends of late, however, have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
The Federal Open Market Committee has so far insisted that the observed inflation bulge is temporary and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.
Ten largest holdings (%) as of August 31, 2021[1]
U.S. Treasury Note, 0.25%, 4-15-2023	3.58
U.S. Treasury Note, 0.25%, 5-15-2024	3.43
Invesco BulletShares 2022 High Yield Corporate Bond ETF	1.52
TIPS, 0.38%, 7-15-2023	1.14
FNMA, 2.00%, 9-16-2036	1.07
U.S. Treasury Note, 0.25%, 3-15-2024	0.83
Prodigy Finance Series 2021 Class A, 1.33%, 7-25-2051	0.66
Invesco BulletShares 2023 High Yield Corporate Bond ETF	0.66
Marlette Funding Trust Series 2021-2A Class B, 1.06%, 9-15-2031	0.65
CIFC Funding Limited Series 2018-1A Class A , 1.13%, 4-18-2031	0.65
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Wells Fargo Short-Term Bond Plus Fund

Performance highlights (unaudited)
The Fund decreased its overall allocation to out-of-benchmark “plus” through a reduction in U.S. high yield as the period progressed. The Fund increased allocations to structured products, U.S. Treasuries and agencies, and other “plus” sectors while reducing U.S. investment-grade credit.
During the period, the Fund increased holdings slightly in European high-yield bonds, European investment-grade credit, and emerging markets. This was done with a methodical reduction in U.S. investment-grade credit. We rotated into U.S. Treasury and agency exposure, as well as U.S. securitized sectors, as the U.S. high-yield exposure declined. We reached a peak in “plus” sector allocations near the middle of the period but rotated out of risk assets as spreads in risk assets continued to compress.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Within U.S. high yield, improving fundamentals and continued strong technicals support the sector, but historically tight valuations have led us to gradually reduce this allocation. Within U.S. securitized, we continue to see good value in to-be-announced agency mortgages due to relatively wide spreads and attractive “roll.” There are also opportunities in certain sub-sector and quality buckets of asset-backed securities and non-agency mortgages that we expect will benefit from sound fundamentals in the household sector.
In Europe, macro fundamentals are relatively weak, but we expect some catchup in European growth in the second half of 2021 and a longer runway for monetary policy support, so we are looking to add to investment-grade credit going forward. We are gradually reducing exposure to European high yield, as spreads continue to tighten and relative value diminishes. Developed market non-U.S. government yields are generally low to negative, limiting the value and opportunity in this sector. Relative value in emerging markets is improving as local emerging market government bond yields increase and as fundamentals, while choppy, still broadly trend in the right direction. The Fund is slightly positioned to benefit from a weaker U.S. dollar, although that is driven more by specific individual opportunities in local emerging market government bonds and less the result of a strong directional view on the dollar.
Outlook
We continuously review market conditions, relative valuations, and technical factors over a six-month time frame, asking ourselves whether we think conditions will improve or deteriorate over the next few quarters. Will credit spreads widen or narrow? Will yields rise or fall? How may economic conditions change? How might different global economies respond to those changing conditions? What do market valuations imply is likely to happen? Ultimately, the goal of this focus is to foster an unbiased approach in evaluating the conditions we expect over the coming months and to inform which “levers to pull” within the portfolio to construct a foundational fixed-income portfolio for our investors. We believe that a process built to stay closely attuned to changing market conditions should benefit investors over the economic cycle.

Wells Fargo Short-Term Bond Plus Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,002.33	$3.58	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62	0.71%
Class C
Actual	$1,000.00	$ 999.74	$7.41	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%
Class R6
Actual	$1,000.00	$1,004.98	$2.02	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Institutional Class
Actual	$1,000.00	$1,004.73	$2.27	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 2.21%
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37%	4-1-2038	$109,788	$ 115,306
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2032	19,974	20,139
FHLMC (12 Month LIBOR +1.91%) ±	2.41	9-1-2031	1,996	1,995
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	446	446
FHLMC (3 Year Treasury Constant Maturity +2.27%) ±	3.43	5-1-2026	12,997	13,180
FHLMC	3.50	10-15-2025	182,363	191,323
FHLMC	4.00	5-1-2025	301,502	320,051
FHLMC	6.00	10-1-2021	8	8
FHLMC Series 2597 Class AE	5.50	4-15-2033	18,477	20,059
FHLMC Series 2642 Class AR	4.50	7-15-2023	51,913	53,277
FHLMC Series 3609 Class LA	4.00	12-15-2024	13	13
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	0.84	5-25-2044	409,287	408,948
FHLMC Series T-42 Class A6	9.50	2-25-2042	241,969	305,781
FHLMC Series T-57 Class 2A1 ±±	3.56	7-25-2043	56,331	60,492
FHLMC Series T-59 Class 2A1 ±±	3.40	10-25-2043	638,836	800,454
FHMLC Series 4358 Class DA	3.00	6-15-2040	359,514	361,327
FNMA (1 Year Treasury Constant Maturity +1.27%) ±	1.40	8-1-2034	83,175	83,260
FNMA %%	2.00	9-16-2036	6,400,000	6,622,412
FNMA (12 Month LIBOR +1.78%) ±	2.18	7-1-2044	360,642	382,078
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.32	11-1-2031	31,682	31,884
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.38	8-1-2036	565,012	600,390
FNMA øø	4.00	6-25-2026	180,349	194,891
FNMA	4.00	8-25-2037	116,134	119,699
FNMA	5.50	3-1-2023	55,640	56,765
FNMA	6.00	3-1-2033	164,829	185,231
FNMA	6.50	8-1-2031	134,613	158,728
FNMA	8.00	9-1-2023	19	19
FNMA	9.00	11-1-2024	13,065	13,343
FNMA Grantor Trust Series 2002-T12 Class A4	9.50	5-25-2042	393,382	465,713
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	21,024	25,684
FNMA Series 2003-41 Class PE	5.50	5-25-2023	47,604	48,920
FNMA Series 2003-W11 Class A1 ±±	3.08	6-25-2033	4,112	4,178
FNMA Series 2003-W6 Class 6A ±±	3.27	8-25-2042	370,827	386,318
FNMA Series 2003-W6 Class PT4 ±±	8.22	10-25-2042	41,236	50,640
FNMA Series 2005-84 Class MB	5.75	10-25-2035	165,300	185,198
FNMA Series 2006-W1 Class 2AF2 (1 Month LIBOR +0.19%) ±	0.27	2-25-2046	775,008	763,370
FNMA Series 2010-37 Class A1	5.41	5-25-2035	544,791	564,866
GNMA	4.50	4-20-2035	40,444	43,460
GNMA	8.00	12-15-2023	4,009	4,182
GNMA	9.00	11-15-2024	3	3
Total Agency securities (Cost $13,215,543)				13,664,031
Asset-backed securities: 10.65%
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	679,244	675,351
AVIS Budget Rental Car Funding Series 2019-2A Class A 144A	3.35	9-22-2025	3,000,000	3,211,931
AVIS Budget Rental Car Funding Series 2020-1A Class B 144A	2.68	8-20-2026	2,220,000	2,321,343
BlueMountain CLO Limited Series 2012-2A Class AR2 (3 Month LIBOR +1.05%) 144A±	1.18	11-20-2028	961,995	962,216
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Chase Auto Credit Linked Note Series 2020-1 Class B 144A	0.99%	1-25-2028	$3,467,451	$ 3,477,542
CIFC Funding Limited CIFC Series 2017-2A (3 Month LIBOR +1.85%) 144A±	1.98	4-20-2030	1,250,000	1,250,200
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56	9-25-2045	1,227,529	1,268,647
CPS Auto Trust Series 2020-A Class D 144A	2.90	12-15-2025	3,750,000	3,852,789
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	3,143,250	3,278,378
Drive Auto Receivables Trust Series 2018-4 Class D	4.09	1-15-2026	3,598,045	3,684,279
Drive Auto Receivables Trust Series 2019 Class 3D	3.18	10-15-2026	2,715,000	2,798,557
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.08	12-25-2056	510,893	514,922
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	2,007,987	2,015,800
Freedom Financial Trust Series 2021-1CP Class B 144A	1.41	3-20-2028	750,000	752,948
GM Financial Securitized Term Trust Series 2018-4 Class C	3.62	6-17-2024	300,000	309,857
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	2,325,000	2,337,748
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	1,600,000	1,605,749
Mission Lane Master Trust Series 2021 Class A 144A	1.59	9-15-2026	3,000,000	3,002,237
Navient Student Loan Trust Series 2021 Class A 144A	0.97	12-16-2069	2,030,000	2,031,224
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	1,549,516	1,562,390
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28	8-15-2052	2,930,000	2,927,269
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	1,870,000	1,872,544
Santander Drive Auto Receivables Trust Series 2021-1 Class C	0.75	2-17-2026	3,500,000	3,505,469
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.79	12-17-2068	2,500,000	2,504,694
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	0.68	11-25-2027	24,819	24,825
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.73	12-27-2038	1,515,903	1,522,425
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.63	5-26-2055	762,639	753,899
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	2,294,301	2,296,696
SoFi Professional Loan Program LLC Series 2016- A Class A1 (1 Month LIBOR +1.75%) 144A±	1.83	8-25-2036	934,203	940,063
SpringCastle America Funding LLC 144A	1.97	9-25-2037	1,514,592	1,530,267
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.30	10-25-2027	321,828	323,250
Tesla Auto Lease Trust Series 2018-B Class D 144A	5.29	11-22-2021	2,200,000	2,213,173
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	2,300,000	2,314,328
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	0.98	4-25-2048	444,706	445,039
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.68%	1-25-2046	$1,024,443	$ 1,018,854
World Omni Automobile Lease Southeast Series 2019-A Class A4	3.01	7-15-2024	802,079	802,654
Total Asset-backed securities (Cost $65,878,722)				65,909,557
Corporate bonds and notes: 23.08%
Communication services: 0.70%
Diversified telecommunication services: 0.35%
T-Mobile USA Incorporated	3.50	4-15-2025	2,000,000	2,158,700
Media: 0.35%
QVC Incorporated	4.85	4-1-2024	2,000,000	2,174,500
Consumer discretionary: 2.19%
Automobiles: 0.72%
Ford Motor Company	8.50	4-21-2023	845,000	934,253
Ford Motor Company	9.00	4-22-2025	1,730,000	2,113,541
Volkswagen Group of America Company 144A	3.35	5-13-2025	1,325,000	1,426,751
				4,474,545
Hotels, restaurants & leisure: 0.49%
Genting New York LLC 144A	3.30	2-15-2026	1,080,000	1,081,917
Las Vegas Sands Corporation	3.20	8-8-2024	1,900,000	1,974,313
				3,056,230
Household durables: 0.37%
Lennar Corporation	4.75	11-15-2022	251,000	260,413
Lennar Corporation	5.88	11-15-2024	1,770,000	1,995,675
				2,256,088
Textiles, apparel & luxury goods: 0.61%
Michael Kors USA Incorporated 144A	4.50	11-1-2024	1,295,000	1,372,273
Ralph Lauren Corporation	1.70	6-15-2022	1,380,000	1,395,599
Tapestry Incorporated	3.00	7-15-2022	1,005,000	1,025,820
				3,793,692
Consumer staples: 1.17%
Food & staples retailing: 0.13%
7 Eleven Incorporated 144A	0.80	2-10-2024	770,000	769,845
Food products: 0.34%
Land O'Lakes Incorporated 144A	6.00	11-15-2022	2,000,000	2,101,067
Tobacco: 0.70%
Altria Group Incorporated	1.70	6-15-2025	1,515,000	1,882,035
BAT Capital Corporation	2.79	9-6-2024	2,350,000	2,469,416
				4,351,451
Energy: 1.25%
Oil, gas & consumable fuels: 1.25%
Energy Transfer Operating Company	3.60	2-1-2023	1,188,000	1,228,573
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Energy Transfer Partners LP	5.20%	2-1-2022	$2,060,000	$ 2,075,517
Plains All American Pipeline LP	3.85	10-15-2023	2,205,000	2,323,942
Vistra Operations Company LLC 144A	3.55	7-15-2024	2,000,000	2,115,598
				7,743,630
Financials: 10.86%
Banks: 3.18%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	3,000,000	3,012,373
Bank of America Corporation (U.S. SOFR +0.91%) ±	1.66	3-11-2027	2,370,000	2,396,027
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	1,000,000	1,060,008
Credit Suisse New York	2.95	4-9-2025	2,250,000	2,403,217
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	2,000,000	1,996,086
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	1,220,000	1,222,098
JPMorgan Chase & Company (U.S. SOFR +0.70%) ±	1.04	2-4-2027	835,000	824,488
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	3,000,000	3,053,176
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	1,080,000	1,097,866
Santander Holdings USA Incorporated	3.40	1-18-2023	2,500,000	2,591,800
				19,657,139
Capital markets: 1.77%
Ameriprise Financial Services Incorporated	3.00	4-2-2025	2,000,000	2,135,462
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63	11-17-2023	1,500,000	1,502,120
Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,900,000	2,911,649
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	2,000,000	2,006,172
Morgan Stanley (U.S. SOFR +1.99%) ±	2.19	4-28-2026	2,305,000	2,395,688
				10,951,091
Consumer finance: 2.07%
BMW US Capital LLC 144A	3.90	4-9-2025	1,000,000	1,098,828
BOC Aviation USA Corporation 144A	1.63	4-29-2024	2,580,000	2,607,311
General Motors Financial Company Incorporated	1.70	8-18-2023	1,000,000	1,019,680
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	1,395,000	1,483,035
Hyundai Capital America Company 144A	1.30	1-8-2026	1,115,000	1,103,138
Hyundai Capital America Company 144A	2.38	2-10-2023	1,695,000	1,735,266
Nissan Motor Acceptance Corporation 144A	3.88	9-21-2023	2,030,000	2,147,129
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	1,600,000	1,639,184
				12,833,571
Diversified financial services: 1.67%
Bankers Healthcare Group BHG Series 2021 Class A-B 144A	2.79	11-17-2033	1,335,000	1,349,914
DAE Funding LLC 144A	1.55	8-1-2024	1,000,000	998,000
GTP Acquisition Partners Corporation 144A	3.48	6-15-2050	1,900,000	2,015,853
National Securities Clearing Corporation 144A	1.50	4-23-2025	3,750,000	3,829,074
WEA Finance LLC 144A	3.75	9-17-2024	2,000,000	2,134,682
				10,327,523
Insurance: 1.94%
Athene Global Funding 144A	2.50	1-14-2025	2,705,000	2,831,459
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Brighthouse Financial Incorporated 144A	1.00%	4-12-2024	$2,000,000	$ 2,015,939
Met Tower Global Funding 144A	0.70	4-5-2024	2,000,000	2,003,647
OneBeacon US Holdings Incorporated	4.60	11-9-2022	2,285,000	2,384,349
Protective Life Global 144A	1.62	4-15-2026	2,370,000	2,411,924
Security Benefit Company 144A	1.25	5-17-2024	335,000	337,415
				11,984,733
Mortgage REITs: 0.23%
Starwood Property Trust Incorporated	5.00	12-15-2021	643,000	643,514
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	750,000	786,563
				1,430,077
Health care: 0.61%
Health care providers & services: 0.61%
Dignity Health	3.13	11-1-2022	2,255,000	2,322,756
Magellan Health Incorporated	4.90	9-22-2024	1,320,000	1,452,000
				3,774,756
Industrials: 2.26%
Aerospace & defense: 0.52%
The Boeing Company	4.51	5-1-2023	2,000,000	2,118,908
The Boeing Company	4.88	5-1-2025	1,000,000	1,117,852
				3,236,760
Airlines: 1.13%
American Airline Series 2014-1	3.70	4-15-2027	2,090,044	2,019,212
Continental Airlines Series 2007 Class 1	5.98	10-19-2023	1,486,860	1,512,111
Delta Air Lines Incorporated 144A	4.50	10-20-2025	2,455,000	2,632,988
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	756,743	796,275
				6,960,586
Machinery: 0.48%
Ashtead Capital Incorporated 144A	1.50	8-12-2026	3,000,000	2,992,397
Trading companies & distributors: 0.13%
Aircastle Limited 144A	5.25	8-11-2025	700,000	784,606
Information technology: 0.25%
Semiconductors & semiconductor equipment: 0.25%
Microchip Technology Incorporated	2.67	9-1-2023	1,525,000	1,583,123
Real estate: 2.29%
Equity REITs: 2.29%
Omega Healthcare Investors Incorporated	4.95	4-1-2024	2,210,000	2,407,952
Piedmont Operating Partnership LP	4.45	3-15-2024	1,765,000	1,896,000
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	1,490,000	1,681,125
SBA Tower Trust 144A	3.45	3-15-2048	2,335,000	2,371,660
Service Properties Trust	4.50	6-15-2023	1,500,000	1,533,750
Simon Property Group LP	1.38	1-15-2027	1,500,000	1,495,733
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal		Value
Equity REITs (continued)
Tanger Properties LP «	3.88%	12-1-2023		$594,000	$ 633,979
Vornado Realty Trust	3.50	1-15-2025		2,000,000	2,132,838
					14,153,037
Utilities: 1.50%
Electric utilities: 0.35%
Southern California Edison Company	0.70	4-3-2023		2,200,000	2,208,248
Gas utilities: 0.54%
One Gas Incorporated	0.85	3-11-2023		3,350,000	3,350,283
Independent power & renewable electricity producers: 0.25%
TerraForm Power Operating LLC 144A	4.25	1-31-2023		1,500,000	1,541,244
Multi-utilities: 0.36%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	0.63	3-2-2023		770,000	770,236
CenterPoint Energy Incorporated	0.70	3-2-2023		765,000	765,107
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024		680,000	680,993
					2,216,336
Total Corporate bonds and notes (Cost $139,630,521)					142,865,258
Foreign corporate bonds and notes: 0.79%
Financials: 0.69%
Banks: 0.69%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	2,500,000	3,049,235
Permanent TSB Group (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +2.55%) ±	2.13	9-26-2024	EUR	1,000,000	1,206,817
					4,256,052
Industrials: 0.10%
Electrical equipment: 0.10%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	500,000	619,182
Total Foreign corporate bonds and notes (Cost $4,830,046)					4,875,234
Foreign government bonds: 1.08%
Brazil ¤	0.00	1-1-2024	BRL	17,000,000	2,673,143
Brazil ¤	0.00	7-1-2024	BRL	19,000,000	2,845,656
Hungary Government Bond	1.50	8-23-2023	HUF	350,000,000	1,193,882
Total Foreign government bonds (Cost $7,051,622)					6,712,681

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Shares	Value
Investment companies: 2.18%
Exchange-traded funds: 2.18%
Invesco BulletShares 2022 High Yield Corporate Bond ETF «	402,000	$ 9,362,580
Invesco BulletShares 2023 High Yield Corporate Bond ETF	161,500	4,098,870
Total Investment companies (Cost $13,150,681)		13,461,450

	Interest rate	Maturity date	Principal
Loans: 1.20%
Communication services: 0.45%
Media: 0.45%
CSC Holdings LLC (3 Month LIBOR +2.25%) ±	2.35%	7-17-2025	$1,979,328	1,948,926
Nexstar Broadcasting Incorporated (3 Month LIBOR +2.25%) ±	2.33	1-17-2024	828,570	825,314
				2,774,240
Financials: 0.16%
Diversified financial services: 0.16%
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.00	5-30-2025	1,000,000	998,440
Health care: 0.13%
Pharmaceuticals: 0.13%
Bausch Health Companies Incorporated (3 Month LIBOR +3.00%) ±	3.08	6-2-2025	806,704	803,550
Industrials: 0.16%
Aerospace & defense: 0.16%
TransDigm Incorporated (1 Month LIBOR +2.25%) ±	2.33	8-22-2024	992,443	978,182
Materials: 0.30%
Containers & packaging: 0.30%
Plastipak Packaging Incorporated (3 Month LIBOR +2.50%) ±	2.59	10-14-2024	1,894,733	1,884,577
Total Loans (Cost $7,376,982)				7,438,989
Municipal obligations: 0.87%
Georgia: 0.17%
Health revenue: 0.17%
Georgia Medical Center Hospital Authority Taxable Refunding Bond	4.88	8-1-2022	1,000,000	1,040,591
Illinois: 0.05%
Tax revenue: 0.05%
Chicago IL Retiree Health Series B	6.30	12-1-2021	310,000	314,688
Indiana: 0.19%
Education revenue: 0.19%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.89	2-25-2044	1,165,791	1,166,974
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
New Jersey: 0.33%
Miscellaneous revenue: 0.33%
New Jersey Transportation Trust Fund Authority System Series B	2.55%	6-15-2023	$2,000,000	$ 2,063,131
New York: 0.13%
Transportation revenue: 0.13%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	795,000	807,319
Total Municipal obligations (Cost $5,267,226)				5,392,703
Non-agency mortgage-backed securities: 28.53%
Ajax Mortgage Loan Trust Series 2021-E Class A1 144A±±	1.74	12-25-2060	3,882,174	3,940,802
Anchorage Capital CLO Limited Series 2015-6A Class B2RR (3 Month LIBOR +1.85%) 144A±	1.98	7-15-2030	4,000,000	4,000,472
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93	5-25-2059	256,252	257,202
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	1,085,917	1,091,060
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	1,598,405	1,597,652
Arch Street CLO Limited Series 2016 Class 2A-CR2 (3 Month LIBOR +2.30%) 144A±	2.43	10-20-2028	1,325,000	1,325,171
Auburn CLO Limited. Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	1.75	10-20-2030	470,000	469,297
Bayview Opportunity Master Fund Trust Series 2017 Class RT5 144A±±	3.50	5-28-2069	1,821,659	1,856,168
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	1.18	4-24-2029	3,850,000	3,850,420
Bojangles Issuer LLC Series 2020-1A Class A2 144A	3.83	10-20-2050	2,225,000	2,320,564
Bravo Residential Funding Trust Series 2019-NQM1 Class A1 144A±±	2.67	7-25-2059	427,072	429,827
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	0.80	11-25-2069	3,606,745	3,606,745
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144Aøø	2.72	11-25-2059	805,535	815,644
Carlyle Global Market Series 2015-1A Class CR3 (3 Month LIBOR +2.00%) 144A±	2.14	7-20-2031	3,000,000	3,000,477
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	311,011	323,438
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068	836,478	869,235
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	1,268,714	1,270,968
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	1.13	4-18-2031	4,000,000	4,001,997
Citigroup Commercial Mortgage Trust Series 2016-P5 Class A2	2.40	10-10-2049	101,765	101,891
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.20	7-15-2030	414,313	412,497
Citigroup Mortgage Loan Trust Series 2019-IMC1 Class A3 144A±±	3.03	7-25-2049	989,305	1,000,342
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	1,107,612	1,110,230
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	1,140,180	1,145,230
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Commercial Mortgage Trust Series 2012-CR1 Class ASB	3.05%	5-15-2045	$275,520	$ 276,791
Commercial Mortgage Trust Series 2012-CR4 Class A	3.25	10-15-2045	2,000,000	2,014,789
Commercial Mortgage Trust Series 2014-CR14 Class B ±±	4.76	2-10-2047	680,000	728,122
Commercial Mortgage Trust Series 2015-DC1 Class A3	3.22	2-10-2048	1,500,000	1,509,530
ContiMortgage Home Equity Trust Series 1996-2 Class IO ±±	0.00	7-15-2027	499,209	6,429
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	80,148	80,964
Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	1.35	1-15-2034	1,400,000	1,405,928
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	1,441,206	1,455,477
Credit Suisse Mortgage Trust Series 2021-AFC1 Class A2 144A±±	1.07	3-25-2056	2,089,483	2,084,883
CSAIL Commercial Mortgage Trust Series 2016-C5 Class A4	3.49	11-15-2048	1,562,685	1,662,384
CSAIL Commercial Mortgage Trust Series 2019-C15 Class A1	2.99	3-15-2052	263,225	269,094
DB Master Finance LLC Series 2017-1A Class A2I 144A	3.63	11-20-2047	2,528,300	2,545,088
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.12	12-19-2030	550,000	549,878
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	453,498	454,667
Dryden Senior Loan Fund Series 2019-72A (3 Month LIBOR +1.85%) 144A±	2.01	5-15-2032	1,000,000	999,996
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.22	9-25-2033	168,706	168,385
First Key Homes Series 2021 Class B 144A	1.61	9-17-2038	2,235,000	2,238,003
First Key Homes Series 2021 Class C 144A	1.89	8-17-2038	1,835,000	1,836,670
Freedom Financial Trust Series 2021-1CP Class A 144A	0.66	3-20-2028	1,686,330	1,687,320
FWD Securitization Trust Series 2020-INV1 Class A3 144A±±	2.44	1-25-2050	1,692,185	1,699,568
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A±±	2.31	1-25-2060	518,447	526,723
GCAT Series 2019-NQM1 Class A1 144Aøø	2.99	2-25-2059	1,075,529	1,079,770
GCAT Series 2019-NQM2 Class A1 144Aøø	2.86	9-25-2059	854,722	858,446
GCAT Series 2021-NQM1 Class A1 144A±±	0.87	1-25-2066	2,712,520	2,709,139
Golden National Mortgage Asset-Backed Certificates Series 1998-GN1 Class M2	8.02	2-25-2027	34,322	34,455
Goldman Sachs Mortgage Securities Trust Series 2012-ALOH Class A 144A	3.55	4-10-2034	2,414,000	2,431,653
Goldman Sachs Mortgage Securities Trust Series 2013-G1 Class A2 144A±±	3.56	4-10-2031	530,140	530,254
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,288,108	1,287,508
Gracie Point International Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.49	5-2-2023	1,849,928	1,864,921
Gracie Point International Series 2021-1A Class B (1 Month LIBOR +1.40%) 144A±	1.50	11-1-2023	1,500,000	1,499,938
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  19

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00%	9-19-2027	$123,376	$ 122,932
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.10	11-15-2036	1,757,235	1,757,783
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +0.95%) 144A±	1.05	1-15-2033	550,000	551,362
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8 Class A3	2.83	10-15-2045	2,272,322	2,307,565
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class A4	2.69	4-15-2046	1,608,504	1,646,598
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.06%) 144A±	2.56	6-15-2035	566,915	568,112
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.06	7-15-2036	2,500,000	2,500,000
JPMprgan Chase Commercial Mortgage Securities Trust Series 2020 Class A7 144A±±	3.50	7-25-2050	2,020,449	2,054,193
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	1,960,000	1,969,592
Lendmark Funding Trust Series 2019-2A Class A 144A	2.78	4-20-2028	3,000,000	3,078,558
LoanCore Limited Series 2018-CRE1 Class A (1 Month LIBOR +1.13%) 144A±	1.23	5-15-2028	607,908	607,908
Madison Park Funding Limited Series 2012-0A (3 Month LIBOR +1.55%) 144A±	1.68	7-27-2030	1,570,000	1,570,068
Marlette Funding Trust Series 2020-2A Class A 144A	1.02	9-16-2030	199,578	199,650
Marlette Funding Trust Series 2021-2A Class B 144A	1.06	9-15-2031	4,000,000	4,006,176
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.49	10-25-2032	931	948
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.88	11-25-2053	1,940,000	1,942,665
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	0.99	2-25-2055	1,460,000	1,457,525
Mello Warehouse Securitization Trust Series 2021-2 Class C (1 Month LIBOR +1.10%) 144A±	1.18	4-25-2055	1,825,000	1,822,485
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (30 Day Average U.S. SOFR +2.16%) 144A±	2.21	7-15-2035	1,171,440	1,184,616
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (30 Day Average U.S. SOFR +0.96%) 144A±	1.01	7-15-2036	3,000,000	3,000,926
MFRA Trust Series 2020-NQM1 Class A2 144A±±	1.79	8-25-2049	1,281,432	1,289,531
MFRA Trust Series 2021-NQM1 Class A2 144A±±	1.38	4-25-2065	2,110,683	2,114,941
NBC Funding LLC Series 2021 Class A2 144A	2.99	7-30-2051	3,250,000	3,270,313
New Residential Mortgage Loan Series 2018-5A Class A1A 144A±±	4.25	12-25-2057	3,137,497	3,276,363
New Residential Mortgage Loan Series 2019-6A Class A1B 144A±±	3.50	9-25-2059	1,082,129	1,141,077
Oaktree CLO Limited Series 15-1A Class A1R (3 Month LIBOR +0.87%) 144A±	1.00	10-20-2027	593,628	593,709
Octagon Investment Partners Series 2017-1A Class A2R (3 Month LIBOR +1.45%) 144A±	1.58	3-17-2030	2,190,000	2,189,989
Pagaya AI Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	2,906,157	2,913,677
Pagaya AI Selection Trust Series 2021-HG1 Class A 144A	1.22	1-16-2029	3,992,514	3,998,318
Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A±	1.02	11-15-2026	423,869	424,056
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
PKHL Commercial Mortgage Trust PKHL Series 2021 Class B (1 Month LIBOR +1.18%) 144A±	1.28%	7-15-2038	$3,342,000	$ 3,343,013
Prodigy Finance Series 2021 Class A (1 Month LIBOR +1.25%) 144A±	1.33	7-25-2051	4,101,534	4,115,921
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78	2-25-2052	575,228	589,729
Residential Mortgage Loan Trust Series 2021-1R Class A2 144A±±	1.10	1-25-2065	665,557	665,092
Sofi Consumer Loan Program Series 2019 Class C 144A	2.84	8-25-2028	2,185,000	2,237,585
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	1.68	4-15-2030	2,660,000	2,648,437
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	846,231	855,605
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	1,452,077	1,465,106
Station Place Securitization Trust Series 2021-WL1 Class A (1 Month LIBOR +0.65%) 144A±	0.74	1-26-2054	1,830,000	1,829,231
Taco Bell Funding LLC Series 2021 Class A2 144A	1.95	8-25-2051	1,400,000	1,400,504
TCW Collateralized Loan Obligation Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A±	1.68	7-29-2029	2,255,000	2,255,433
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	598,825	601,605
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	1,467,898	1,488,780
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	653,651	668,511
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	792,312	821,466
Towd Point Mortgage Trust Series 2019-MH1 Class A1 144A±±	3.00	11-25-2058	482,703	490,187
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	717,397	719,021
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	0.95	2-15-2032	1,459,270	1,459,655
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	2,226,062	2,223,558
Verus Securitization Trust Series 2021-R1 Class A2 144A±±	1.06	10-25-2063	346,733	346,523
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	2,542,152	2,532,710
Vibrant CLO Limited (3 Month LIBOR +0.95%) 144A±	1.08	6-20-2029	3,120,000	3,120,571
Voya CLO Limited Series 2017-1A (3 Month LIBOR +1.90%) 144A±	2.03	4-17-2030	2,500,000	2,500,383
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.20	8-25-2032	63,806	67,217
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.20	8-25-2032	47,072	46,121
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.12	12-28-2037	6,052	6,205
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	1.14	10-18-2030	4,000,000	4,000,296
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  21

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
ZAIS CLO 6 Limited Series 2017-1A (3 Month LIBOR +2.65%) 144A±	2.78%	7-15-2029	$2,050,000	$ 2,050,230
Zillow Mortgage Trust Series 2021-1 144A	2.25	2-18-2027	3,150,000	3,153,748
Total Non-agency mortgage-backed securities (Cost $175,917,078)				176,558,181
U.S. Treasury securities: 9.48%
TIPS	0.38	7-15-2023	6,652,698	7,031,720
U.S. Treasury Note	0.25	4-15-2023	22,115,000	22,147,827
U.S. Treasury Note	0.25	3-15-2024	5,140,000	5,131,768
U.S. Treasury Note	0.25	5-15-2024	21,250,000	21,192,725
U.S. Treasury Note	0.38	12-31-2025	90,000	88,815
U.S. Treasury Note	0.38	1-31-2026	2,150,000	2,119,514
U.S. Treasury Note	0.88	6-30-2026	925,000	930,131
Total U.S. Treasury securities (Cost $58,612,899)				58,642,500
Yankee corporate bonds and notes: 14.10%
Communication services: 0.40%
Interactive media & services: 0.40%
Tencent Holdings Limited 144A	3.28	4-11-2024	2,310,000	2,450,913
Consumer discretionary: 1.27%
Auto components: 0.40%
Toyota Industries Corporation 144A	3.11	3-12-2022	2,460,000	2,491,969
Automobiles: 0.44%
Conti Gummi Finance BV	1.13	9-25-2024	2,000,000	2,440,895
Stellantis NV	5.25	4-15-2023	250,000	266,918
				2,707,813
Household durables: 0.43%
Panasonic Corporation 144A	2.54	7-19-2022	2,600,000	2,642,239
Energy: 1.28%
Oil, gas & consumable fuels: 1.28%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.04%) ʊ±	4.38	6-22-2025	3,000,000	3,195,000
Reliance Industries Limited 144A	5.40	2-14-2022	3,145,000	3,209,378
Schlumberger Finance BV	1.40	9-17-2025	1,500,000	1,523,369
				7,927,747
Financials: 9.45%
Banks: 6.80%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,200,000	2,253,504
Banco Bradesco 144A	2.85	1-27-2023	745,000	760,652
Banco Internacional del Peru SAA Interbank 144A	3.38	1-18-2023	1,305,000	1,329,469
Banco Santander (1 Year Treasury Constant Maturity +0.45%) ±	0.70	6-30-2024	2,000,000	2,005,691
Barclays plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	1,155,000	1,160,162
BNP Paribas (U.S. SOFR +1.00%) 144A±	1.32	1-13-2027	1,545,000	1,532,281
BPCE SA (U.S. SOFR +1.52%) 144A±	1.65	10-6-2026	2,530,000	2,543,972
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Canadian Imperial Bank	0.45%	6-22-2023	$1,000,000	$ 999,882
Central American Bank 144A	1.14	2-9-2026	2,500,000	2,502,125
Corporacion Andina de Fomento	2.13	9-27-2021	3,000,000	3,002,970
Credicorp Limited 144A	2.75	6-17-2025	3,000,000	3,048,372
Credit Suisse New York	0.52	8-9-2023	1,080,000	1,082,292
Danske Bank A/S 144A	5.00	1-12-2022	1,405,000	1,427,202
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	1,500,000	1,539,255
Deutsche Bank	3.30	11-16-2022	1,000,000	1,033,000
Global Bank Corporation 144A	4.50	10-20-2021	470,000	472,270
HSBC Holdings plc (U.S. SOFR +0.71%) ±	0.98	5-24-2025	600,000	600,303
HSBC Holdings plc (U.S. SOFR +1.54%) ±	1.65	4-18-2026	1,140,000	1,154,257
Intesa Sanpaolo SpA 144A	3.25	9-23-2024	2,000,000	2,119,992
Mizuho Financial Group (U.S. SOFR +1.24%) ±	2.84	7-16-2025	1,000,000	1,055,039
NatWest Markets plc 144A	2.38	5-21-2023	1,375,000	1,421,399
Nordea Bank AB 144A	3.75	8-30-2023	2,000,000	2,129,100
Sumitomo Mitsui Financial Group (3 Month LIBOR +0.80%) ±	0.93	10-16-2023	2,000,000	2,025,961
Sumitomo Mitsui Financial Group	2.70	7-16-2024	2,510,000	2,646,136
UniCredit SpA 144A	6.57	1-14-2022	2,220,000	2,267,053
				42,112,339
Capital markets: 0.63%
Macquarie Group Limited (U.S. SOFR +1.07%) 144A±	1.34	1-12-2027	1,885,000	1,878,960
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	2,000,000	1,997,573
				3,876,533
Consumer finance: 0.30%
NTT Finance Corporation 144A	0.37	3-3-2023	1,830,000	1,830,164
Diversified financial services: 0.90%
African Export Import BA 144A	2.63	5-17-2026	550,000	563,276
Avolon Holdings Funding Limited 144A	2.53	11-18-2027	862,000	855,749
Avolon Holdings Funding Limited 144A	5.50	1-15-2026	965,000	1,091,580
Banco Latino Americano SA 144A	2.38	9-14-2025	2,000,000	2,053,400
DAE Funding LLC 144A	2.63	3-20-2025	1,000,000	1,019,628
				5,583,633
Insurance: 0.44%
Sompo International Holdings Limited	4.70	10-15-2022	2,628,000	2,737,109
Thrifts & mortgage finance: 0.38%
Nationwide Building Society 144A	1.00	8-28-2025	2,360,000	2,347,280
Health care: 0.05%
Pharmaceuticals: 0.05%
Perrigo Company plc	4.00	11-15-2023	323,000	336,895
Information technology: 0.38%
Communications equipment: 0.38%
Ericsson LM	4.13	5-15-2022	2,300,000	2,354,970
Materials: 0.92%
Chemicals: 0.92%
Orbia Advance Corporation SAB 144A	1.88	5-11-2026	2,000,000	2,015,000
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  23

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Chemicals (continued)
Orbia Advance Corporation SAB 144A	4.88%	9-19-2022	$1,508,000	$ 1,568,320
Syngenta Finance NV 144A	4.44	4-24-2023	2,000,000	2,097,795
				5,681,115
Real estate: 0.35%
Equity REITs: 0.35%
Scentre Group Trust 144A	3.63	1-28-2026	2,000,000	2,185,167
Total Yankee corporate bonds and notes (Cost $85,651,489)				87,265,886

Short-term investments: 6.66%
Commercial paper: 2.98%
AT&T Incorporated 144A☼	0.30	12-14-2021	2,220,000	2,218,802
Corporacion Andinal de Fomento 144A☼	0.25	5-20-2022	2,500,000	2,497,143
Enel Finance International NV 144A☼	0.40	3-11-2022	3,000,000	2,996,096
Harley-Davidson Financial Services Incorporated 144A☼	0.32	11-2-2021	1,000,000	999,353
HSBC USA Incorporated 144A☼	0.36	4-1-2022	3,000,000	2,994,160
Humana Incorporated 144A☼	0.23	10-5-2021	2,750,000	2,749,179
Viatris Incorporated 144A☼	0.56	1-20-2022	4,000,000	3,992,490
				18,447,223

		Yield	Shares
Investment companies: 3.68%
Securities Lending Cash Investments LLC ♠∩∞		0.02	667,600	667,600
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	22,126,301	22,126,301
				22,793,901
Total Short-term investments (Cost $41,234,772)				41,241,124
Total investments in securities (Cost $617,817,581)	100.83%			624,027,594
Other assets and liabilities, net	(0.83)			(5,165,557)
Total net assets	100.00%			$618,862,037

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
¤	The security is issued in zero coupon form with no periodic interest payments.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term Bond Plus Fund

Portfolio of investments—August 31, 2021

Abbreviations:
BAN	Bond anticipation notes
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
TIPS	Treasury inflation-protected securities
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 93,311,095	$ (92,643,495)	$0	$0	$ 667,600	667,600	$ 2,288#
Wells Fargo Government Money Market Fund Select Class	19,447,173	356,431,799	(353,752,671)	0	0	22,126,301	22,126,301	7,528
				$0	$0	$22,793,901		$9,816

#	Amount shown represents income before fees and rebates.
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
1,051,042 CAD	1,300,000 USD	Morgan Stanley	9-29-2021	$ 0	$ (20,692)
1,300,000 CAD	1,013,611 USD	Morgan Stanley	9-29-2021	0	(16,740)
1,476,428 USD	2,000,000 AUD	Morgan Stanley	9-30-2021	13,091	0
6,449,361 USD	5,400,000 EUR	Morgan Stanley	9-30-2021	69,778	0
3,087,560 USD	2,600,000 EUR	Morgan Stanley	9-30-2021	15,909	0
				$98,778	$(37,432)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  25

Portfolio of investments—August 31, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
2-Year U.S. Treasury Notes	1,092	12-31-2021	$240,446,497	$240,598,314	$ 151,817	$ 0
Short
Euro-BOBL Futures	(38)	9-8-2021	(6,022,804)	(6,055,904)	0	(33,100)
10-Year U.S. Treasury Notes	(67)	12-21-2021	(8,952,761)	(8,941,360)	11,401	0
5-Year U.S. Treasury Notes	(693)	12-31-2021	(85,660,188)	(85,737,094)	0	(76,906)
					$163,218	$(110,006)
Centrally cleared credit default swap contracts
Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell Protection
Markit CDX North American High Yield	5.00%	Quarterly	12-20-2025	4,000,000	$(383,065)	$(308,412)	$0	$ (74,653)
Markit CDX North American Investment Grade	1.00	Quarterly	12-20-2025	3,500,000	(87,340)	(70,728)	0	(16,612)
							$0	$(91,265)
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Short-Term Bond Plus Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $652,707 of securities loaned), at value (cost $595,023,680)	$ 601,233,693
Investments in affiliated securites, at value (cost $22,793,901)	22,793,901
Cash at broker segregated for futures contracts	647,000
Segregated cash for swap contracts	198,365
Receivable for investments sold	2,672,083
Receivable for interest	2,226,412
Receivable for Fund shares sold	1,056,512
Unrealized gains on forward foreign currency contracts	98,778
Receivable for daily variation margin on open futures contracts	12,412
Principal paydown receivable	1,131
Receivable for securities lending income, net	1,100
Receivable for daily variation margin on centrally cleared swap contracts	525
Prepaid expenses and other assets	79,316
Total assets	631,021,228
Liabilities
Payable for when-issued transactions	6,624,583
Payable for investments purchased	2,432,368
Due to custodian bank, foreign currency, at value (cost $(1,767,988))	1,784,538
Payable upon receipt of securities loaned	667,600
Payable for Fund shares redeemed	312,421
Management fee payable	161,430
Administration fees payable	52,729
Unrealized losses on forward foreign currency contracts	37,432
Distribution fee payable	3,317
Overdraft due to custodian bank	541
Trustees’ fees and expenses payable	418
Accrued expenses and other liabilities	81,814
Total liabilities	12,159,191
Total net assets	$618,862,037
Net assets consist of
Paid-in capital	$ 607,087,334
Total distributable earnings	11,774,703
Total net assets	$618,862,037
Computation of net asset value and offering price per share
Net assets – Class A	$ 175,111,299
Shares outstanding – Class A1	19,405,760
Net asset value per share – Class A	$9.02
Maximum offering price per share – Class A2	$9.20
Net assets – Class C	$ 5,286,487
Shares outstanding – Class C1	586,730
Net asset value per share – Class C	$9.01
Net assets – Class R6	$ 32,130,904
Shares outstanding – Class R6[1]	3,562,062
Net asset value per share – Class R6	$9.02
Net assets – Institutional Class	$ 406,333,347
Shares outstanding – Institutional Class[1]	45,007,578
Net asset value per share – Institutional Class	$9.03
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  27

Statement of operations—year ended August 31, 2021

Investment income
Interest (net of foreign withholding taxes of $401)	$ 10,473,502
Dividends	753,510
Income from affiliated securities	30,569
Total investment income	11,257,581
Expenses
Management fee	1,828,777
Administration fees
Class A	279,575
Class C	8,470
Class R6	9,915
Institutional Class	247,543
Shareholder servicing fees
Class A	436,836
Class C	13,234
Distribution fee
Class C	39,702
Custody and accounting fees	27,120
Professional fees	61,045
Registration fees	60,647
Shareholder report expenses	60,994
Trustees’ fees and expenses	19,272
Other fees and expenses	14,287
Total expenses	3,107,417
Less: Fee waivers and/or expense reimbursements
Fund-level	(151,974)
Class A	(122,314)
Class C	(3,252)
Net expenses	2,829,877
Net investment income	8,427,704
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	5,696,333
Forward foreign currency contracts	10,546
Futures contracts	(95,039)
Swap contracts	(201,703)
Net realized gains on investments	5,410,137
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax refund of $(4,833))	(4,170,054)
Forward foreign currency contracts	75,443
Futures contracts	97,773
Swap contracts	(91,265)
Net change in unrealized gains (losses) on investments	(4,088,103)
Net realized and unrealized gains (losses) on investments	1,322,034
Net increase in net assets resulting from operations	$ 9,749,738
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Short-Term Bond Plus Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 8,427,704		$ 9,967,779
Net realized gains on investments		5,410,137		6,969,763
Net change in unrealized gains (losses) on investments		(4,088,103)		4,701,877
Net increase in net assets resulting from operations		9,749,738		21,639,419
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,371,256)		(3,342,219)
Class C		(88,211)		(77,827)
Class R6		(938,088)		(712,785)
Institutional Class		(7,974,832)		(5,649,805)
Total distributions to shareholders		(13,372,387)		(9,782,636)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,139,712	28,458,791	3,043,211	27,155,906
Class C	284,356	2,570,007	316,697	2,810,473
Class R6	1,264,284	11,449,057	2,340,627	20,875,367
Institutional Class	27,299,468	247,209,753	18,043,261	160,187,200
		289,687,608		211,028,946
Reinvestment of distributions
Class A	458,328	4,146,649	355,241	3,151,367
Class C	9,763	88,211	8,099	71,752
Class R6	783	7,069	392	3,471
Institutional Class	667,665	6,042,969	458,701	4,071,268
		10,284,898		7,297,858
Payment for shares redeemed
Class A	(3,009,123)	(27,264,373)	(3,856,219)	(34,055,224)
Class C	(343,589)	(3,111,137)	(498,113)	(4,403,080)
Class R6	(1,589,516)	(14,408,643)	(1,917,157)	(16,957,171)
Institutional Class	(10,620,580)	(96,232,227)	(16,460,491)	(145,833,125)
		(141,016,380)		(201,248,600)
Net increase in net assets resulting from capital share transactions		158,956,126		17,078,204
Total increase in net assets		155,333,477		28,934,987
Net assets
Beginning of period		463,528,560		434,593,573
End of period		$ 618,862,037		$ 463,528,560
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.09	$8.84	$8.65	$8.77	$8.78
Net investment income	0.14	0.19	0.20	0.15	0.12
Net realized and unrealized gains (losses) on investments	0.02	0.24	0.19	(0.12)	(0.01)
Total from investment operations	0.16	0.43	0.39	0.03	0.11
Distributions to shareholders from
Net investment income	(0.13)	(0.18)	(0.20)	(0.15)	(0.12)
Net realized gains	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.23)	(0.18)	(0.20)	(0.15)	(0.12)
Net asset value, end of period	$9.02	$9.09	$8.84	$8.65	$8.77
Total return[1]	1.76%	4.96%	4.60%	0.31%	1.25%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.82%	0.81%
Net expenses	0.70%	0.71%	0.72%	0.72%	0.72%
Net investment income	1.48%	2.10%	2.33%	1.68%	1.35%
Supplemental data
Portfolio turnover rate	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$175,111	$170,975	$170,345	$182,179	$225,797

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.07	$8.83	$8.64	$8.76	$8.77
Net investment income	0.06	0.12	0.14	0.08	0.05
Net realized and unrealized gains (losses) on investments	0.04	0.24	0.19	(0.12)	(0.01)
Total from investment operations	0.10	0.36	0.33	(0.04)	0.04
Distributions to shareholders from
Net investment income	(0.06)	(0.12)	(0.14)	(0.08)	(0.05)
Net realized gains	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.16)	(0.12)	(0.14)	(0.08)	(0.05)
Net asset value, end of period	$9.01	$9.07	$8.83	$8.64	$8.76
Total return[1]	1.10%	4.10%	3.82%	(0.44)%	0.49%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.56%	1.57%	1.57%	1.56%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%
Net investment income	0.71%	1.36%	1.57%	0.93%	0.61%
Supplemental data
Portfolio turnover rate	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$5,286	$5,773	$7,146	$8,588	$11,361

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class R6	2021	2020	2019	2018 [1]
Net asset value, beginning of period	$9.08	$8.83	$8.66	$8.64
Net investment income	0.16	0.21	0.23	0.02 [2]
Net realized and unrealized gains (losses) on investments	0.03	0.25	0.17	0.02
Total from investment operations	0.19	0.46	0.40	0.04
Distributions to shareholders from
Net investment income	(0.15)	(0.21)	(0.23)	(0.02)
Net realized gains	(0.10)	0.00	0.00	0.00
Total distributions to shareholders	(0.25)	(0.21)	(0.23)	(0.02)
Net asset value, end of period	$9.02	$9.08	$8.83	$8.66
Total return[3]	2.18%	5.28%	4.69%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.44%	0.44%	0.44%
Net expenses	0.40%	0.40%	0.40%	0.40%
Net investment income	1.79%	2.41%	2.71%	2.24%
Supplemental data
Portfolio turnover rate	65%	88%	43%	43%
Net assets, end of period (000s omitted)	$32,131	$35,301	$30,585	$2,553

[1]	For the period from July 31, 2018 (commencement of class operations) to August 31, 2018
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Short-Term Bond Plus Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.09	$8.84	$8.65	$8.78	$8.79
Net investment income	0.15	0.21	0.23	0.17	0.14
Net realized and unrealized gains (losses) on investments	0.04	0.24	0.19	(0.13)	(0.01)
Total from investment operations	0.19	0.45	0.42	0.04	0.13
Distributions to shareholders from
Net investment income	(0.15)	(0.20)	(0.23)	(0.17)	(0.14)
Net realized gains	(0.10)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.25)	(0.20)	(0.23)	(0.17)	(0.14)
Net asset value, end of period	$9.03	$9.09	$8.84	$8.65	$8.78
Total return	2.13%	5.23%	4.88%	0.46%	1.49%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.49%	0.49%	0.49%	0.48%
Net expenses	0.45%	0.45%	0.45%	0.46%	0.48%
Net investment income	1.69%	2.37%	2.60%	1.95%	1.59%
Supplemental data
Portfolio turnover rate	65%	88%	43%	43%	50%
Net assets, end of period (000s omitted)	$406,333	$251,480	$226,517	$226,655	$230,549
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term Bond Plus Fund  |  33

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Bond Plus Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.

34  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements
On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the

Wells Fargo Short-Term Bond Plus Fund  |  35

Notes to financial statements
contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Swap contracts
Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the over-the-counter market or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.
The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as daily variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are recorded as realized gains (losses) in the Statement of Operations when the contract is closed.
Credit default swaps
The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).
The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

36  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements
By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $617,899,220 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$7,029,083
Gross unrealized losses	(877,416)
Net unrealized gains	$6,151,667
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Short-Term Bond Plus Fund  |  37

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 13,664,031	$0	$ 13,664,031
Asset-backed securities	0	65,909,557	0	65,909,557
Corporate bonds and notes	0	142,865,258	0	142,865,258
Foreign corporate bonds and notes	0	4,875,234	0	4,875,234
Foreign government bonds	0	6,712,681	0	6,712,681
Investment companies	13,461,450	0	0	13,461,450
Loans	0	7,438,989	0	7,438,989
Municipal obligations	0	5,392,703	0	5,392,703
Non-agency mortgage-backed securities	0	176,558,181	0	176,558,181
U.S. Treasury securities	58,642,500	0	0	58,642,500
Yankee corporate bonds and notes	0	87,265,886	0	87,265,886
Short-term investments
Commercial paper	0	18,447,223	0	18,447,223
Investment companies	22,793,901	0	0	22,793,901
	94,897,851	529,129,743	0	624,027,594
Forward foreign currency contracts	0	98,778	0	98,778
Futures contracts	163,218	0	0	163,218
Total assets	$95,061,069	$529,228,521	$0	$624,289,590
Liabilities
Forward foreign currency contracts	$ 0	$ 37,432	$0	$ 37,432
Futures contracts	110,006	0	0	110,006
Swap contracts	0	91,265	0	91,265
Total liabilities	$ 110,006	$ 128,697	$0	$ 238,703
Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.

38  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.350%
Next $4 billion	0.325
Next $3 billion	0.290
Next $2 billion	0.265
Over $10 billion	0.255
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class C	0.16
Class R6	0.03
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Short-Term Bond Plus Fund  |  39

Notes to financial statements
Expense ratio caps
Class A	0.72%
Class C	1.47
Class R6	0.40
Institutional Class	0.45
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $1,059 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$123,450,512	$409,580,788	$85,238,159	$240,632,546
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

40  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$540,915	$(540,915)	$0
UBS Securities LLC	111,792	(111,792)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes and entered into swap contracts for hedging and speculative purposes.
The volume of the Fund's derivative activity during the year ended August 31, 2021 was as follows:
Futures contracts
Average notional balance on long futures	$156,330,083
Average notional balance on short futures	67,259,305
Forward foreign currency contracts
Average contract amounts to buy	$ 6,890,473
Average contract amounts to sell	11,100,169
Swap contracts
Average notional balance	$ 17,897,260
The Fund's swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.
The fair value of derivative instruments as of August 31, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 163,218*	Unrealized losses on futures contracts	$ 110,006*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	98,778	Unrealized losses on forward foreign currency contracts	37,432
Credit risk	Net unrealized gains on swap contracts	0*	Net unrealized losses on swap contracts	91,265*
		$261,996		$238,703
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts and centrally cleared swap contracts, only the current day's variation margin as of August 31, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ (95,039)	$ 0	$ 0	$ (95,039)
Foreign currency risk	0	10,546	0	10,546
Credit risk	0	0	(201,703)	(201,703)
	$(95,039)	$10,546	$(201,703)	$(286,196)

Wells Fargo Short-Term Bond Plus Fund  |  41

Notes to financial statements
	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate risk	$ 97,773	$ 0	$ 0	$ 97,773
Foreign currency risk	0	75,443	0	75,443
Credit risk	0	0	(91,265)	(91,265)
	$97,773	$75,443	$(91,265)	$ 81,951
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Morgan Stanley	$98,778	$(37,432)	$0	$61,346

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
Morgan Stanley	$37,432	$(37,432)	$0	$0
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.

42  |  Wells Fargo Short-Term Bond Plus Fund

Notes to financial statements
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2021 and August 31, 2020 were as follows:
	Year ended August 31
	2021	2020
Ordinary income	$12,290,492	$9,782,636
Long-term capital gain	1,081,895	0
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,574,223	$1,046,451	$6,154,029
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that will be effective at the closing of the sale transaction.

Wells Fargo Short-Term Bond Plus Fund  |  43

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Bond Plus Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

44  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $1,081,895 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2021.
For the fiscal year ended August 31, 2021, $5,398,817 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, $4,271,706 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended August 31, 2021, 63% of the ordinary income distributed was derived from interest on U.S. government securities.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	28,927,970
Shares voted “Against”	948,551
Shares voted “Abstain”	4,233,106
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	28,913,659
Shares voted “Against”	966,105
Shares voted “Abstain”	4,229,863
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Short-Term Bond Plus Fund  |  45

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

46  |  Wells Fargo Short-Term Bond Plus Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Bond Plus Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

50  |  Wells Fargo Short-Term Bond Plus Fund

Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

52  |  Wells Fargo Short-Term Bond Plus Fund

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

Wells Fargo Short-Term Bond Plus Fund  |  53

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

54  |  Wells Fargo Short-Term Bond Plus Fund

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

Wells Fargo Short-Term Bond Plus Fund  |  55

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

56  |  Wells Fargo Short-Term Bond Plus Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Short-Term Bond Plus Fund  |  57

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00706 10-21
A221/AR221 08-21

Annual Report
August 31, 2021
Wells Fargo
Short-Term High Yield Bond Fund

 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Short-Term High Yield Bond Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Short-Term High Yield Bond Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Short-Term High Yield Bond Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Short-Term High Yield Bond Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Short-Term High Yield Bond Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Chris Lee, CFA®‡, Michael J. Schueller, CFA®‡
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SSTHX)	2-29-2000	2.56	3.01	3.42	5.73	3.64	3.73	0.95	0.82
Class C (WFHYX)	3-31-2008	4.06	2.89	2.97	5.06	2.89	2.97	1.70	1.57
Administrator Class (WDHYX)	7-30-2010	–	–	–	5.90	3.81	3.91	0.89	0.66
Institutional Class (STYIX)[3]	11-30-2012	–	–	–	6.06	3.96	4.03	0.62	0.51
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index[4]	–	–	–	–	5.73	4.61	5.10	–	–
ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index[5]	–	–	–	–	7.09	5.23	5.85	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.81% for Class A, 1.56% for Class C, 0.65% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, a subset of the ICE BofA U.S. High Yield Master II Index, tracks the performance of U.S- dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. This subset includes all securities with a given investment grade rating BB with maturities between one to three years. Effective August 31, 2021 the Fund's benchmark changed from ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index to the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index to better match the Fund's investment strategy. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved
[5]	The ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Year Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index and ICE BofA High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Short-Term High Yield Bond Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund (Class A, excluding sales charge) performed in line with its its benchmark, the ICE BofA 1-3 Year BB US Cash Pay High Yield Index (BB 1-3 Year Index), for the 12-month period that ended August 31, 2021.
■	The Fund’s focus on recovering COVID-19-affected sectors along with select energy segments that benefited from steadily tightening credit spreads throughout the period contributed to performance.
■	Our allocation to BB-rated floating-rate loans detracted from performance.
Pandemic recovery drove the markets.
The economic recovery from the nearly 10% decline in gross domestic product in the second quarter of 2020 caused by pandemic-related shutdowns continued throughout the year and well into 2021. The recovery driven by reopening and reflation was the dominant market theme during the period. The reflation and reopening trade gained significant momentum with the news in November that several vaccines were effective against COVID-19. The rally picked up steam with the somewhat unexpected fiscal stimulus package passed late in 2020, as well as the subsequent vaccine rollout. As a result, risk markets in general and high yield in particular rallied throughout the period that ended August 31, 2021. The rally in high yield was led by many of the market segments hit hardest in the early part of 2020, including oil and other commodities, as well as COVID-19-affected sectors such as travel and leisure. In addition, long-term Treasury yields rose significantly in the first quarter of 2021 as it became evident that economic growth was set to rebound sharply.
Ten largest holdings (%) as of August 31, 2021[1]
Magellan Health Incorporated, 4.90%, 9-22-2024	1.63
Sabre GLBL Incorporated , 9.25%, 4-15-2025	1.40
Crestwood Midstream Partners LP, 5.75%, 4-1-2025	1.39
Vistra Operations Company LLC, 5.50%, 9-1-2026	1.38
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10-1-2025	1.36
United Shore Financial Services LLC, 5.50%, 11-15-2025	1.34
Plastipak Holdings Incorporated, 6.25%, 10-15-2025	1.31
NCL Corporation Limited, 12.25%, 5-15-2024	1.29
EnLink Midstream Partners LP, 4.15%, 6-1-2025	1.29
TerraForm Power Operating LLC, 4.25%, 1-31-2023	1.29
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Throughout the period, the U.S. Federal Reserve (Fed), which responded to the pandemic with a dramatic easing of monetary policy and a host of credit support measures, including purchasing bonds for its own account, remained supportive. As the pace of the recovery accelerated, market participants began widely speculating about when the Fed might begin tapering its bond purchases and when it might begin to hike rates. While the Fed has begun laying the groundwork for tapering before the end of this year, it appears in no hurry to begin rate hikes until it concludes the labor market has recovered sufficiently. Similarly, it appears further fiscal support is likely, though the scale is now expected to be smaller than had been initially anticipated. Regardless, monetary and fiscal policy should be supportive for the economy and, therefore, credit valuations. However, upside from credit tightening is likely to be muted at best with high-yield spreads having normalized.
Performance and positioning.
Throughout the period, the Fund focused on COVID-19-impacted sectors to take advantage of the reflation and reopening theme. Sectors contributing to the Fund's performance include include airlines, retailers, midstream, and health care. We favored businesses with investment-grade scale and secured bonds in our selection process. Although valuations have mostly normalized, these investments still represent good relative value, and we continue to believe the combination of structure, value, and scale make these investments a “once in a credit cycle” opportunity.
During the period, we increased the Fund’s allocation to floating-rate loans. Although the three-month London Interbank Offered Rate declined from 0.25% to 0.12% during the period, the recovery in loans lagged in the early part of the period, leaving loan yields relatively attractive compared with many short-duration high-yield bonds. However, our allocation to BB-rated loans that generally have much lower yields than lower-rated loans detracted from performance during the period.

8  |  Wells Fargo Short-Term High Yield Bond Fund

Performance highlights (unaudited)
Credit quality as of August 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Just as the height of policy support is behind us, so, too, is the majority of systemic spread compression.
As we look toward 2022, we anticipate developing mid-cycle investment themes but ultimately believe that successfully navigating idiosyncratic credit risk will be paramount to generating outperformance with high-yield spreads near historical lows.

Wells Fargo Short-Term High Yield Bond Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,020.85	$4.13	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class C
Actual	$1,000.00	$1,018.21	$7.94	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%
Administrator Class
Actual	$1,000.00	$1,021.65	$3.31	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,022.43	$2.55	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 66.31%
Communication services: 6.40%
Diversified telecommunication services: 1.53%
CenturyLink Incorporated	6.75%	12-1-2023	$ 7,000,000	$ 7,700,000
Level 3 Financing Incorporated 144A	4.63	9-15-2027	525,000	541,406
Level 3 Financing Incorporated	5.38	5-1-2025	3,515,000	3,595,845
Lumen Technologies Incorporated	7.50	4-1-2024	3,915,000	4,355,438
				16,192,689
Entertainment: 1.22%
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	11,890,000	12,053,488
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	805,000	887,513
				12,941,001
Media: 3.21%
Cinemark USA Incorporated 144A	8.75	5-1-2025	7,245,000	7,850,881
CSC Holdings LLC 144A	5.50	4-15-2027	850,000	889,208
DISH DBS Corporation	5.00	3-15-2023	4,150,000	4,331,563
DISH DBS Corporation	5.88	7-15-2022	4,835,000	5,000,260
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	6,720,000	7,134,624
Townsquare Media Incorporated 144A	6.88	2-1-2026	8,295,000	8,792,700
				33,999,236
Wireless telecommunication services: 0.44%
Sprint Corporation	7.88	9-15-2023	4,080,000	4,622,436
Consumer discretionary: 10.34%
Auto components: 0.75%
Clarios Global LP 144A	6.75	5-15-2025	3,013,000	3,190,014
Goodyear Tire & Rubber Company	5.00	5-31-2026	4,624,000	4,761,287
				7,951,301
Automobiles: 1.90%
Ford Motor Company	4.13	8-17-2027	4,600,000	4,922,000
Ford Motor Company	8.50	4-21-2023	8,480,000	9,375,700
Ford Motor Company	9.00	4-22-2025	4,725,000	5,772,533
				20,070,233
Commercial services & supplies: 0.49%
Aramark Services Incorporated 144A	6.38	5-1-2025	4,880,000	5,165,724
Hotels, restaurants & leisure: 3.42%
Carnival Corporation 144A	10.50	2-1-2026	7,790,000	8,987,713
Carnival Corporation 144A	9.88	8-1-2027	400,000	461,000
Carnival Corporation 144A	11.50	4-1-2023	961,000	1,078,987
NCL Corporation Limited 144A	12.25	5-15-2024	11,600,000	13,688,000
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	5,600,000	6,104,000
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	425,000	478,302
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	4,709,000	5,421,236
				36,219,238
Household durables: 0.81%
KB Home Class B	7.50	9-15-2022	8,055,000	8,548,369
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Internet & direct marketing retail: 0.60%
QVC Incorporated	4.38%	3-15-2023	$ 6,070,000	$ 6,358,325
Leisure products: 0.54%
Mattel Incorporated 144A	3.38	4-1-2026	1,150,000	1,194,597
SeaWorld Parks & Entertainment Incorporated 144A«	8.75	5-1-2025	4,175,000	4,514,219
				5,708,816
Multiline retail: 0.25%
Macy's Incorporated	3.63	6-1-2024	156,000	161,850
Macy's Incorporated	4.38	9-1-2023	2,350,000	2,444,000
				2,605,850
Specialty retail: 1.51%
L Brands Incorporated	5.63	10-15-2023	1,520,000	1,673,900
L Brands Incorporated 144A	9.38	7-1-2025	5,860,000	7,581,375
Penske Automotive Group Incorporated	3.50	9-1-2025	275,000	284,518
The Gap Incorporated 144A	8.63	5-15-2025	5,930,000	6,469,927
				16,009,720
Textiles, apparel & luxury goods: 0.07%
Levi Strauss & Company «	5.00	5-1-2025	725,000	740,406
Consumer staples: 1.40%
Food products: 1.40%
B&G Foods Incorporated	5.25	4-1-2025	700,000	718,375
CHS Incorporated 144A	6.63	2-15-2025	6,610,000	6,947,953
Performance Food Group Incorporated 144A	6.88	5-1-2025	6,735,000	7,155,938
				14,822,266
Energy: 13.80%
Energy equipment & services: 1.71%
Oceaneering International Incorporated	4.65	11-15-2024	13,015,000	13,259,422
USA Compression Partners LP	6.88	4-1-2026	3,330,000	3,460,037
USA Compression Partners LP	6.88	9-1-2027	1,260,000	1,319,674
				18,039,133
Oil, gas & consumable fuels: 12.09%
Antero Midstream Company 144A	7.88	5-15-2026	4,638,000	5,107,598
Apache Corporation	4.63	11-15-2025	1,535,000	1,661,192
Archrock Partners LP 144A	6.88	4-1-2027	250,000	259,688
Buckeye Partners LP 144A	4.13	3-1-2025	1,795,000	1,855,581
Buckeye Partners LP	4.15	7-1-2023	750,000	774,375
Continental Resources Incorporated	4.50	4-15-2023	1,625,000	1,694,063
Crestwood Midstream Partners LP	5.75	4-1-2025	14,390,000	14,695,788
DCP Midstream Operating LP	5.38	7-15-2025	8,640,000	9,514,800
EnLink Midstream Partners LP	4.15	6-1-2025	13,245,000	13,642,085
Enviva Partners LP 144A	6.50	1-15-2026	12,285,000	12,778,857
EQT Corporation	6.63	2-1-2025	1,981,000	2,270,662
Murphy Oil Corporation	5.75	8-15-2025	7,080,000	7,239,300
New Fortress Energy Incorporated 144A	6.50	9-30-2026	4,580,000	4,603,816
Occidental Petroleum Corporation (3 Month LIBOR +1.45%) ±	1.57	8-15-2022	3,215,000	3,201,955
Occidental Petroleum Corporation	8.00	7-15-2025	7,165,000	8,633,825
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Range Resources Corporation	9.25%	2-1-2026	$ 5,545,000	$ 6,063,541
Rockies Express Pipeline LLC 144A	3.60	5-15-2025	12,920,000	13,297,652
Southwestern Energy Company	6.45	1-23-2025	3,586,000	3,908,346
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	8,775,000	9,454,887
Western Gas Partners LP	3.95	6-1-2025	1,500,000	1,571,250
Western Gas Partners LP	4.65	7-1-2026	5,335,000	5,751,130
				127,980,391
Financials: 8.54%
Consumer finance: 2.67%
Navient Corporation	7.25	9-25-2023	3,375,000	3,707,868
OneMain Finance Corporation	3.50	1-15-2027	2,255,000	2,282,556
SLM Corporation	5.50	1-25-2023	8,900,000	9,333,875
Springleaf Finance Corporation	6.13	3-15-2024	2,500,000	2,687,500
Springleaf Finance Corporation	7.13	3-15-2026	350,000	409,063
Springleaf Finance Corporation	8.88	6-1-2025	8,948,000	9,813,272
				28,234,134
Diversified financial services: 2.40%
DAE Funding LLC 144A	5.25	11-15-2021	6,155,000	6,170,388
Hat Holdings LLC 144A	3.38	6-15-2026	5,000,000	5,095,250
United Shore Financial Services LLC 144A	5.50	11-15-2025	13,835,000	14,180,875
				25,446,513
Insurance: 0.35%
Genworth Mortgage Holding Incorporated 144A	6.50	8-15-2025	3,485,000	3,763,800
Mortgage REITs: 1.41%
Starwood Property Trust Incorporated 144A	3.63	7-15-2026	2,770,000	2,787,313
Starwood Property Trust Incorporated	4.75	3-15-2025	9,995,000	10,469,763
Starwood Property Trust Incorporated	5.00	12-15-2021	1,418,000	1,419,134
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	190,000	199,263
				14,875,473
Thrifts & mortgage finance: 1.71%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	11,115,000	11,153,920
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	6,820,000	6,905,250
				18,059,170
Health care: 5.07%
Health care providers & services: 5.07%
Magellan Health Incorporated	4.90	9-22-2024	15,710,000	17,281,000
Molina Healthcare Incorporated	5.38	11-15-2022	6,800,000	7,049,900
Select Medical Corporation 144A	6.25	8-15-2026	12,016,000	12,706,920
Tenet Healthcare Corporation	4.63	7-15-2024	2,670,000	2,706,713
Tenet Healthcare Corporation 144A	4.88	1-1-2026	5,260,000	5,456,198
Tenet Healthcare Corporation 144A	7.50	4-1-2025	4,380,000	4,686,600
Vizient Incorporated 144A	6.25	5-15-2027	3,625,000	3,797,188
				53,684,519
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 10.67%
Aerospace & defense: 2.68%
RBS Global & Rexnord LLC 144A	4.88%	12-15-2025	$ 1,000,000	$ 1,020,000
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	11,648,000	12,186,720
TransDigm Group Incorporated 144A	6.25	3-15-2026	1,350,000	1,417,500
TransDigm Group Incorporated	7.50	3-15-2027	2,215,000	2,342,363
TransDigm Group Incorporated 144A	8.00	12-15-2025	10,598,000	11,339,860
				28,306,443
Airlines: 3.10%
American Airlines Group Incorporated 144A	5.00	6-1-2022	3,115,000	3,142,256
American Airlines Group Incorporated 144A	5.50	4-20-2026	6,600,000	6,956,386
Delta Air Lines Incorporated 144A	4.50	10-20-2025	5,065,000	5,432,213
Delta Air Lines Incorporated 144A	7.00	5-1-2025	750,000	877,365
Hawaiian Airlines Incorporated	3.90	7-15-2027	3,013,910	2,966,981
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	6,345,000	6,682,110
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	4,625,000	5,024,369
United Airlines Incorporated 144A	4.38	4-15-2026	1,680,000	1,742,832
				32,824,512
Commercial services & supplies: 1.75%
CoreCivic Incorporated «	8.25	4-15-2026	2,875,000	3,034,850
Covanta Holding Corporation	5.88	7-1-2025	1,575,000	1,630,125
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	13,602,000	13,840,035
				18,505,010
Construction & engineering: 0.29%
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	2,870,000	3,023,829
Electronic equipment, instruments & components: 0.13%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	1,285,000	1,382,262
Machinery: 0.51%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	5,025,000	5,413,985
Road & rail: 0.85%
Uber Technologies Incorporated 144A	8.00	11-1-2026	8,470,000	9,020,550
Trading companies & distributors: 1.36%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	14,015,000	14,435,450
Information technology: 2.20%
IT services: 1.57%
Sabre GLBL Incorporated 144A	9.25	4-15-2025	12,860,000	14,821,150
Square Incorporated 144A	2.75	6-1-2026	1,760,000	1,810,600
				16,631,750
Technology hardware, storage & peripherals: 0.63%
Dell International LLC 144A	7.13	6-15-2024	4,400,000	4,493,500
NCR Corporation 144A	5.75	9-1-2027	2,060,000	2,178,450
				6,671,950
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Materials: 2.74%
Chemicals: 0.66%
Kraton Polymers LLC 144A	4.25%	12-15-2025	$ 6,825,000	$ 7,009,889
Containers & packaging: 0.62%
Sealed Air Corporation 144A	5.13	12-1-2024	1,330,000	1,443,050
Sealed Air Corporation 144A	5.25	4-1-2023	4,835,000	5,076,750
				6,519,800
Metals & mining: 0.99%
Cleveland-Cliffs Incorporated 144A	6.75	3-15-2026	3,715,000	3,984,338
Cleveland-Cliffs Incorporated 144A	9.88	10-17-2025	5,567,000	6,457,720
				10,442,058
Paper & forest products: 0.47%
Clearwater Paper Corporation 144A	5.38	2-1-2025	4,735,000	5,036,856
Real estate: 1.39%
Equity REITs: 1.39%
Service Properties Trust Company	4.35	10-1-2024	10,500,000	10,644,375
Service Properties Trust Company	7.50	9-15-2025	3,580,000	4,042,966
				14,687,341
Utilities: 3.76%
Electric utilities: 0.26%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,575,000	2,718,299
Independent power & renewable electricity producers: 3.50%
NSG Holdings LLC 144A	7.75	12-15-2025	4,004,091	4,314,408
TerraForm Power Operating LLC 144A	4.25	1-31-2023	13,268,000	13,632,870
Vistra Operations Company LLC 144A	5.50	9-1-2026	14,225,000	14,631,124
Vistra Operations Company LLC 144A	5.63	2-15-2027	4,300,000	4,477,633
				37,056,035
Total Corporate bonds and notes (Cost $686,797,660)				701,724,762

	Shares
Investment companies: 0.77%
Exchange-traded funds: 0.77%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF «	82,000	8,160,640
Total Investment companies (Cost $8,043,118)		8,160,640

			Principal
Loans: 19.66%
Communication services: 2.88%
Media: 2.48%
CSC Holdings LLC (3 Month LIBOR +2.25%) ±	2.35	1-15-2026	$ 2,413,125	2,373,043
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	2.60	4-15-2027	10,760,505	10,616,421
Hubbard Radio LLC (3 Month LIBOR +4.25%) ±	5.25	3-28-2025	2,851,924	2,845,992
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Media (continued)
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.50%) ±	2.60%	9-18-2026	$ 5,875,000	$ 5,842,864
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	2.60	1-31-2028	4,615,000	4,563,081
				26,241,401
Wireless telecommunication services: 0.40%
Consolidated Communications Holdings Incorporated (1 Month LIBOR +3.50%) ±	4.25	10-2-2027	4,214,991	4,214,232
Consumer discretionary: 4.39%
Auto components: 1.27%
Clarios Global LP (1 Month LIBOR +3.25%) ±	3.33	4-30-2026	5,929,448	5,860,252
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	3.08	10-1-2025	7,627,813	7,542,000
				13,402,252
Hotels, restaurants & leisure: 0.71%
Carnival Corporation (1 Month LIBOR +3.00%) ±	3.75	6-30-2025	6,806,238	6,760,296
CCM Merger Incorporated (1 Month LIBOR +3.75%) ±	4.50	11-4-2025	790,873	789,552
				7,549,848
Household durables: 0.46%
Wilsonart LLC (1 Month LIBOR +3.50%) ±	4.50	12-19-2026	4,817,925	4,804,868
Leisure products: 0.71%
SeaWorld Parks & Entertainment Incorporated (1 Month LIBOR +3.00%) ±	3.50	8-12-2028	7,605,143	7,534,795
Specialty retail: 1.24%
Great Outdoors Group LLC (1 Month LIBOR +4.25%) ±	5.00	3-6-2028	6,253,170	6,273,993
Rent-A-Center Incorporated (1 Month LIBOR +4.00%) ±	4.75	2-17-2028	3,870,300	3,883,614
Sally Beauty Holdings Incorporated (3 Month LIBOR +2.25%) ‡±	2.34	7-5-2024	2,983,891	2,968,971
				13,126,578
Energy: 0.84%
Oil, gas & consumable fuels: 0.84%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	4.75	4-14-2028	1,145,000	1,146,431
Apergy Corporation (1 Month LIBOR +5.00%) ‡±	6.00	6-3-2027	7,614,447	7,709,628
				8,856,059
Financials: 1.06%
Diversified financial services: 1.02%
Resolute Investment Managers Incorporated (1 Month LIBOR +3.75%) ‡±	4.75	4-30-2024	2,929,218	2,914,572
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.00%) ±	4.00	5-30-2025	7,860,000	7,847,738
				10,762,310
Mortgage REITs: 0.04%
Blackstone Mortgage Trust Incorporated 2021 Term Loan B2 (1 Month LIBOR +2.75%) ‡±	3.25	4-23-2026	428,925	426,244
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Health care: 2.62%
Health care equipment & supplies: 1.06%
Ortho Clinical Diagnostics SA Term Loan (3 Month LIBOR +3.00%) ±	3.09%	6-30-2025	$ 4,520,000	$ 4,513,401
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) <±	4.50	8-31-2026	6,673,855	6,674,923
				11,188,324
Health care providers & services: 0.60%
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) <±	4.50	3-2-2028	2,588,216	2,580,140
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) <±	4.50	3-2-2028	81,516	81,262
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%) ±	4.50	3-2-2028	120,155	119,780
Padagis LLC (1 Month LIBOR +4.75%) ‡±	5.25	7-6-2028	1,235,000	1,233,456
Select Medical Corporation (3 Month LIBOR +2.25%) ±	2.34	3-6-2025	2,319,589	2,302,192
				6,316,830
Health care technology: 0.43%
Project Ruby Ultimate Parent Corporation (1 Month LIBOR +3.25%) ±	4.00	3-10-2028	4,528,650	4,506,007
Pharmaceuticals: 0.53%
Bausch Health Companies Incorporated (3 Month LIBOR +3.00%) ±	3.08	6-2-2025	5,687,265	5,665,028
Industrials: 3.93%
Aerospace & defense: 0.12%
Spirit AeroSystems Holdings Incorporated (1 Month LIBOR +5.25%) ±	6.00	1-15-2025	1,308,425	1,314,418
Airlines: 2.29%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	5.50	4-20-2028	7,050,000	7,254,873
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	6.25	6-21-2027	9,375,000	9,937,500
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	4.75	10-20-2027	5,555,000	5,887,245
United Airlines Incorporated (1 Month LIBOR +3.75%) ±	4.50	4-21-2028	1,152,113	1,153,288
				24,232,906
Commercial services & supplies: 0.86%
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.83	3-11-2025	6,611,734	6,479,499
GFL Environmental Incorporated (1 Month LIBOR +3.00%) ±	3.50	5-30-2025	2,611,875	2,612,815
				9,092,314
Machinery: 0.39%
Alliance Laundry Systems LLC (1 Month LIBOR +3.50%) ±	4.25	10-8-2027	708,686	708,388
Werner FinCo LP (3 Month LIBOR +4.00%) ‡±	5.00	7-24-2024	3,412,274	3,403,743
				4,112,131
Road & rail: 0.27%
Uber Technologies Incorporated (1 Month LIBOR +3.50%) ±	3.58	4-4-2025	2,900,051	2,892,337
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Information technology: 0.78%
Semiconductors & semiconductor equipment: 0.78%
ON Semiconductor Corporation (1 Month LIBOR +2.00%) ±	2.08%	9-19-2026	$ 8,310,230	$ 8,285,965
Materials: 2.54%
Chemicals: 0.27%
Ineos US Finance LLC (3 Month LIBOR +2.00%) ±	2.11	4-1-2024	2,876,272	2,846,617
Containers & packaging: 1.92%
Flex Acquisition Company Incorporated (3 Month LIBOR +3.25%) ±	3.39	6-29-2025	3,650,000	3,600,287
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%) ±	4.00	3-2-2028	8,470,999	8,416,530
Graham Packaging Company Incorporated (1 Month LIBOR +3.00%) ±	3.75	8-4-2027	4,468,800	4,447,037
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	2.83	2-5-2023	3,915,000	3,889,905
				20,353,759
Paper & forest products: 0.35%
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	4.00	7-29-2027	3,672,319	3,667,215
Utilities: 0.62%
Electric utilities: 0.62%
ExGen Renewables IV LLC (1 Month LIBOR +2.50%) ±	3.50	12-15-2027	6,615,000	6,592,575
Total Loans (Cost $207,982,861)				207,985,013
Non-agency mortgage-backed securities: 1.14%
AIMCO Properties LP (3 Month LIBOR +1.06%) 144A±	1.17	7-22-2032	4,000,000	4,000,712
Canyon Capital Partners LLC (3 Month LIBOR +1.60%) 144A±	1.71	7-15-2030	4,000,000	4,000,188
Salomon Brothers Mortgage Securities VII Series 1994-5 Class B2 ±±	2.65	4-25-2024	13,053	12,498
Venture VII CDO Limited Series 2019-37A Class A1R (3 Month LIBOR +1.15%) 144A±	1.28	7-15-2032	4,000,000	4,001,048
Total Non-agency mortgage-backed securities (Cost $12,011,527)				12,014,446
Yankee corporate bonds and notes: 5.47%
Communication services: 0.24%
Media: 0.24%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	2,485,000	2,547,125
Consumer discretionary: 0.09%
Automobiles: 0.09%
Stellantis NV	5.25	4-15-2023	896,000	956,632
Consumer staples: 0.29%
Food products: 0.29%
Cooke Omega Investments Incorporated 144A	8.50	12-15-2022	2,950,000	3,012,688
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Short-Term High Yield Bond Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Energy: 1.13%
Oil, gas & consumable fuels: 1.13%
Northriver Midstream Finance LP 144A	5.63%	2-15-2026	$11,415,000	$ 11,969,084
Financials: 0.65%
Diversified financial services: 0.65%
DAE Funding LLC 144A	2.63	3-20-2025	6,710,000	6,841,704
Health care: 1.00%
Pharmaceuticals: 1.00%
Teva Pharmaceutical Finance BV	2.80	7-21-2023	7,735,000	7,629,031
Teva Pharmaceutical Finance BV	3.65	11-10-2021	3,000,000	3,000,000
				10,629,031
Industrials: 1.51%
Airlines: 1.22%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	3,750,000	4,645,238
Carlyle Aviation Elevate Merger Subsidiary Limited 144A	7.00	10-15-2024	8,255,000	8,255,000
				12,900,238
Communications equipment: 0.29%
Clear Channel International Limited 144A	6.63	8-1-2025	3,000,000	3,120,000
Materials: 0.56%
Chemicals: 0.56%
Park Aerospace Holdings Company 144A	5.25	8-15-2022	5,690,000	5,914,709
Total Yankee corporate bonds and notes (Cost $56,138,292)				57,891,211

		Yield	Shares
Short-term investments: 6.09%
Investment companies: 6.09%
Securities Lending Cash Investments LLC ♠∩∞		0.02	11,753,565	11,753,565
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	52,703,348	52,703,348
Total Short-term investments (Cost $64,456,913)				64,456,913
Total investments in securities (Cost $1,035,430,371)	99.44%			1,052,232,985
Other assets and liabilities, net	0.56			5,969,559
Total net assets	100.00%			$1,058,202,544

The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  19

Portfolio of investments—August 31, 2021

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for unfunded loans.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 991,590	$ 70,472,386	$ (59,710,411)	$0	$0	$ 11,753,565	11,753,565	$ 2,307#
Wells Fargo Government Money Market Fund Select Class	13,625,847	587,397,789	(548,320,288)	0	0	52,703,348	52,703,348	14,211
				$0	$0	$64,456,913		$16,518

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Short-Term High Yield Bond Fund

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $11,506,032 of securities loaned), at value (cost $970,973,458)	$ 987,776,072
Investments in affiliated securites, at value (cost $64,456,913)	64,456,913
Receivable for interest	13,135,837
Receivable for investments sold	7,577,710
Receivable for Fund shares sold	1,960,948
Receivable for securities lending income, net	6,718
Prepaid expenses and other assets	8,443
Total assets	1,074,922,641
Liabilities
Payable upon receipt of securities loaned	11,753,565
Payable for investments purchased	2,344,125
Payable for Fund shares redeemed	1,575,077
Management fee payable	335,985
Dividends payable	326,564
Administration fees payable	81,638
Distribution fee payable	18,627
Trustees’ fees and expenses payable	349
Accrued expenses and other liabilities	284,167
Total liabilities	16,720,097
Total net assets	$1,058,202,544
Net assets consist of
Paid-in capital	$ 1,088,915,175
Total distributable loss	(30,712,631)
Total net assets	$1,058,202,544
Computation of net asset value and offering price per share
Net assets – Class A	$ 123,374,882
Shares outstanding – Class A1	14,948,824
Net asset value per share – Class A	$8.25
Maximum offering price per share – Class A2	$8.51
Net assets – Class C	$ 29,135,937
Shares outstanding – Class C1	3,529,315
Net asset value per share – Class C	$8.26
Net assets – Administrator Class	$ 82,123,824
Shares outstanding – Administrator Class[1]	9,951,884
Net asset value per share – Administrator Class	$8.25
Net assets – Institutional Class	$ 823,567,901
Shares outstanding – Institutional Class[1]	99,936,916
Net asset value per share – Institutional Class	$8.24
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  21

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 36,618,608
Dividends	333,497
Income from affiliated securities	28,108
Total investment income	36,980,213
Expenses
Management fee	4,227,412
Administration fees
Class A	179,969
Class C	55,854
Administrator Class	61,953
Institutional Class	523,571
Shareholder servicing fees
Class A	281,192
Class C	87,158
Administrator Class	154,817
Distribution fee
Class C	261,462
Custody and accounting fees	65,938
Professional fees	56,993
Registration fees	67,049
Shareholder report expenses	52,278
Trustees’ fees and expenses	19,272
Other fees and expenses	18,542
Total expenses	6,113,460
Less: Fee waivers and/or expense reimbursements
Fund-level	(873,596)
Class A	(33,744)
Class C	(6,982)
Administrator Class	(74,343)
Net expenses	5,124,795
Net investment income	31,855,418
Realized and unrealized gains (losses) on investments
Net realized gains on investments	2,455,931
Net change in unrealized gains (losses) on investments	14,096,952
Net realized and unrealized gains (losses) on investments	16,552,883
Net increase in net assets resulting from operations	$48,408,301
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Short-Term High Yield Bond Fund

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 31,855,418		$ 28,030,698
Net realized gains (losses) on investments		2,455,931		(8,783,213)
Net change in unrealized gains (losses) on investments		14,096,952		719,608
Net increase in net assets resulting from operations		48,408,301		19,967,093
Distributions to shareholders from
Net investment income and net realized gains
Class A		(4,075,494)		(3,365,905)
Class C		(999,417)		(1,320,606)
Administrator Class		(2,341,850)		(2,251,888)
Institutional Class		(25,712,624)		(22,262,821)
Total distributions to shareholders		(33,129,385)		(29,201,220)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,631,595	46,187,619	3,568,287	28,517,927
Class C	536,933	4,412,827	467,805	3,751,623
Administrator Class	4,377,643	36,026,529	1,535,701	12,304,096
Institutional Class	56,119,432	460,887,081	31,620,693	251,527,794
		547,514,056		296,101,440
Reinvestment of distributions
Class A	476,655	3,913,558	403,131	3,208,961
Class C	121,608	996,525	161,523	1,286,290
Administrator Class	284,415	2,335,290	279,640	2,231,101
Institutional Class	2,786,739	22,857,554	2,252,068	17,917,547
		30,102,927		24,643,899
Payment for shares redeemed
Class A	(3,272,897)	(26,862,792)	(4,836,165)	(37,567,439)
Class C	(2,822,417)	(23,070,577)	(2,263,342)	(17,866,207)
Administrator Class	(1,189,379)	(9,762,053)	(6,110,858)	(48,807,964)
Institutional Class	(27,559,461)	(225,499,186)	(52,343,372)	(408,601,197)
		(285,194,608)		(512,842,807)
Net increase (decrease) in net assets resulting from capital share transactions		292,422,375		(192,097,468)
Total increase (decrease) in net assets		307,701,291		(201,331,595)
Net assets
Beginning of period		750,501,253		951,832,848
End of period		$1,058,202,544		$ 750,501,253
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.09	$8.07	$7.99	$8.07	$8.10
Net investment income	0.28	0.26	0.25	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.18	0.02	0.09	(0.08)	(0.03)
Total from investment operations	0.46	0.28	0.34	0.16	0.20
Distributions to shareholders from
Net investment income	(0.30)	(0.26)	(0.26)	(0.24)	(0.23)
Net asset value, end of period	$8.25	$8.09	$8.07	$7.99	$8.07
Total return[1]	5.73%	3.61%	4.40%	2.00%	2.51%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.94%	0.93%	0.92%
Net expenses	0.80%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.46%	3.19%	3.18%	2.96%	2.88%
Supplemental data
Portfolio turnover rate	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$123,375	$97,985	$104,671	$127,024	$172,151

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.09	$8.07	$8.00	$8.07	$8.10
Net investment income	0.24	0.20	0.19	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.17	0.02	0.08	(0.07)	(0.03)
Total from investment operations	0.41	0.22	0.27	0.11	0.14
Distributions to shareholders from
Net investment income	(0.24)	(0.20)	(0.20)	0.18	(0.17)
Net asset value, end of period	$8.26	$8.09	$8.07	$8.00	$8.07
Total return[1]	5.06%	2.84%	3.49%	1.36%	1.75%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.69%	1.69%	1.68%	1.67%
Net expenses	1.56%	1.56%	1.56%	1.56%	1.56%
Net investment income	2.73%	2.43%	2.43%	2.21%	2.11%
Supplemental data
Portfolio turnover rate	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$29,136	$46,066	$59,113	$77,169	$111,268

[1]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.09	$8.06	$7.99	$8.07	$8.10
Net investment income	0.30 [1]	0.27	0.27	0.25	0.24
Net realized and unrealized gains (losses) on investments	0.17	0.03	0.08	(0.08)	(0.03)
Total from investment operations	0.47	0.30	0.35	0.17	0.21
Distributions to shareholders from
Net investment income	(0.31)	(0.27)	(0.28)	(0.25)	(0.24)
Net asset value, end of period	$8.25	$8.09	$8.06	$7.99	$8.07
Total return	5.90%	3.90%	4.44%	2.16%	2.68%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.87%	0.86%	0.86%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.63%	3.29%	3.34%	3.13%	3.03%
Supplemental data
Portfolio turnover rate	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$82,124	$52,406	$86,892	$102,673	$134,070

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Short-Term High Yield Bond Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.08	$8.05	$7.98	$8.06	$8.09
Net investment income	0.31 [1]	0.29	0.28	0.27	0.25
Net realized and unrealized gains (losses) on investments	0.17	0.03	0.08	(0.08)	(0.02)
Total from investment operations	0.48	0.32	0.36	0.19	0.23
Distributions to shareholders from
Net investment income	(0.32)	(0.29)	(0.29)	(0.27)	(0.26)
Net asset value, end of period	$8.24	$8.08	$8.05	$7.98	$8.06
Total return	6.06%	4.06%	4.59%	2.31%	2.83%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.61%	0.61%	0.59%	0.59%
Net expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.78%	3.47%	3.49%	3.27%	3.16%
Supplemental data
Portfolio turnover rate	63%	78%	44%	34%	35%
Net assets, end of period (000s omitted)	$823,568	$554,044	$701,157	$764,680	$1,010,757

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

Wells Fargo Short-Term High Yield Bond Fund  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term High Yield Bond Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

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Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Short-Term High Yield Bond Fund  |  29

Notes to financial statements
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $1,036,982,573 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$17,402,620
Gross unrealized losses	(2,152,208)
Net unrealized gains	$15,250,412
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $11,670,438 in short-term capital losses and $34,512,380 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$ 0	$ 701,724,762	$ 0	$ 701,724,762
Investment companies	8,160,640	0	0	8,160,640
Loans	0	189,328,399	18,656,614	207,985,013
Non-agency mortgage-backed securities	0	12,014,446	0	12,014,446
Yankee corporate bonds and notes	0	57,891,211	0	57,891,211
Short-term investments
Investment companies	64,456,913	0	0	64,456,913
Total assets	$72,617,553	$960,958,818	$18,656,614	$1,052,232,985
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

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Notes to financial statements
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Loans
Balance as of August 31, 2020	$18,559,799
Accrued discounts (premiums)	13,520
Realized gains (losses)	(74,567)
Change in unrealized gains (losses)	312,530
Purchases	8,010,511
Sales	(8,165,179)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of August 31, 2021	$18,656,614
Net change in unrealized gain (loss) from investments held at August 31, 2021	$ 150,132
The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.500%
Next $500 million	0.475
Next $2 billion	0.450
Next $2 billion	0.425
Next $5 billion	0.390
Over $10 billion	0.380
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.49% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

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Notes to financial statements
Class-level administration fee
Class A	0.16%
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.81%
Class C	1.56
Administrator Class	0.65
Institutional Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $4,305 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $64,140,592, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended August 31, 2021.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2021 were $867,229,640 and $527,424,651, respectively.
As of August 31, 2021, the Fund had unfunded loan commitments of $2,344,125.

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Notes to financial statements
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$7,981,437	$(7,981,437)	$0
BMO Capital Markets	577,680	(577,680)	0
UBS Securities LLC	2,946,915	(2,946,915)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $33,129,385 and $29,201,220 of ordinary income for the years ended August 31, 2021 and August 31, 2020, respectively.
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$546,339	$15,250,412	$(46,182,818)
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Short-Term High Yield Bond Fund  |  33

Notes to financial statements
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

34  |  Wells Fargo Short-Term High Yield Bond Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term High Yield Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

Wells Fargo Short-Term High Yield Bond Fund  |  35

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2021, $22,906,098 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 82% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	53,267,236
Shares voted “Against”	888,039
Shares voted “Abstain”	1,328,814
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	53,225,443
Shares voted “Against”	926,989
Shares voted “Abstain”	1,331,657
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Short-Term High Yield Bond Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term High Yield Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one- and three-year periods ended December 31, 2020, and lower than the average investment performance of the Universe for the five- and ten-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the ICE BofA 1-5 Year BB Cash Pay High Yield Index, for all periods ended December 31, 2020.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to the Fund’s structural biases and investment restrictions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for certain of the time periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this

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Board considerations (unaudited)
amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

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Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

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Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

48  |  Wells Fargo Short-Term High Yield Bond Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Short-Term High Yield Bond Fund  |  49

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00708 10-21
A222/AR222 08-21

Annual Report
August 31, 2021
Wells Fargo
Ultra Short-Term Income Fund

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Ultra Short-Term Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Income Fund for the 12-month period that ended August 31, 2021. Despite the initial challenges presented by the spread of COVID-19 cases and the business restrictions implemented throughout much of the world, global stocks showed robust returns, supported by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bond markets mostly produced positive returns, as investors searched for yield and diversification during difficult market stretches.
For the 12-month period, equities had robust returns, as policymakers continued to fight the effects of COVID-19. U.S. stocks led both non-U.S. developed market equities and emerging market equities. Gains by fixed-income securities were varied, though mostly positive. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 31.17%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 24.87%, while the MSCI EM Index (Net),3 had weaker performance, with a 21.12% gain. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned -0.08%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 gained 0.75%, the Bloomberg Municipal Bond Index,6 returned 3.40%, and the ICE BofA U.S. High Yield Index,7 returned 10.26%.
Efforts to contain COVID-19 drove market performance.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With the U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers' Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Ultra Short-Term Income Fund

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, information technology, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value stocks continued their outperformance of growth stocks in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even in markets where the vaccine has lagged, such as in the eurozone and Japan, equity indexes in many of those countries have also been in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.

Wells Fargo Ultra Short-Term Income Fund  |  3

Letter to shareholders (unaudited)
“2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Ultra Short-Term Income Fund

Letter to shareholders (unaudited)
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins trillions of dollars of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (by June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds one or more securities that use LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Ultra Short-Term Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks current income consistent with capital preservation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Michael J. Schueller, CFA®‡, Michal Stanczyk*, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (SADAX)	8-31-1999	-1.03	1.36	1.07	0.99	1.77	1.28	0.71	0.52
Class A2 (WUSNX)[3]	5-29-2020	–	–	–	0.97	1.74	1.26	0.71	0.52
Class C (WUSTX)	7-18-2008	-0.72	1.02	0.52	0.28	1.02	0.52	1.46	1.27
Administrator Class (WUSDX)	4-8-2005	–	–	–	0.98	1.86	1.41	0.65	0.52
Institutional Class (SADIX)	8-31-1999	–	–	–	1.23	2.07	1.62	0.38	0.27
Bloomberg Short-Term Government/Corporate Bond Index[4]	–	–	–	–	0.20	1.46	0.90	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class A2, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through December 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.50% for Class A, 0.50% for Class A2, 1.25% for Class C, 0.50% for Administrator Class, and 0.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance for the Class A2 shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Class A2 shares would be higher.
[4]	The Bloomberg Short-Term Government/Corporate Bond Index contains securities that have fallen out of the Bloomberg Government/Credit Bond Index because of the standard minimum one-year-to-maturity constraint. Securities in the Bloomberg Short-Term Government/Corporate Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Mr. Stanczyk became a portfolio manager of the Fund on June 30, 2021.

6  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Short-Term Government/Corporate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to high-yield securities risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Ultra Short-Term Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund outperformed its benchmark, the Bloomberg Short-Term Government/Corporate Bond Index, for the 12-month period that ended August 31, 2021.
■	An underweight to U.S. Treasuries and an out-of-benchmark allocation to securitized debt contributed. Within corporate bonds, overweights to both financials and industrials contributed, as did selection within both sectors.
■	Duration positioning was a slight detractor, while yield curve positioning contributed.
■	An overweight to BB-rated securities contributed during the period, as did an underweight to AAA-rated securities.
A year of recovery
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at a 33.8% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to 14.8%, dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
Ten largest holdings (%) as of August 31, 2021[1]
FNMA, 2.00%, 9-16-2036	3.27
AID Iraq Government Bond , 2.15%, 1-18-2022	1.18
iShares 0-5 Year High Yield Corporate Bond ETF	1.11
iShares Short-Term Corporate Bond ETF	0.98
SPDR Portfolio Short Term Corporate Bond ETF	0.83
World Omni Automobile Lease Securitization Trust Series 2019-B Class A4, 2.07%, 2-18-2025	0.74
SCF Equipment Trust LLC Series 2021-1A Class A2, 0.42%, 8-20-2026	0.68
Reliance Industries Limited , 5.40%, 2-14-2022	0.64
One Gas Incorporated, 0.85%, 3-11-2023	0.63
NextEra Energy Operating Partners LP, 0.40%, 2-22-2023	0.63
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
The Federal Open Market Committee has so far insisted that the observed inflation bulge is temporary and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.
We continue to consistently implement our time-tested process and philosophy as we strive to balance risk, reward, and liquidity.
The Fund’s largest commitment remains in short-term corporate bonds. As the period came to a close, we maintained a slightly longer-than-benchmark duration and a barbelled approach, barbell refers to an approach in which approximately half of the holdings are short-term and approximately half are long-term, to our credit exposure. We extended investment-grade credit maturities as 2020 closed and added new issues at discounts while supply was ample and valuations were attractive. However, spreads have compressed meaningfully in the past year and valuations have deteriorated more recently, resulting in less-attractive opportunities in credit. As a result, we have started to shift into shorter maturities, including using more commercial paper to improve liquidity while maintaining some income. We also have started to reduce the high-yield allocation and increase exposure to the higher-rated securitized sectors that historically have provided good fundamentals and better relative value. We remain overweight credit with an allocation to high yield but are continuing to emphasize better liquidity characteristics that should provide the

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

8  |  Wells Fargo Ultra Short-Term Income Fund

Performance highlights (unaudited)
flexibility to add more credit risk at a later date when valuations improve.
The Fund’s second-largest sector commitment was to securitized debt: asset-backed securities, residential mortgage-backed securities (MBS), commercial MBS, and collateralized mortgage and loan obligations. We continue to find value in owning structured products over Treasuries and agencies and maintain a material allocation to structured products within the Fund. We continued to favor certain to-be-announced MBS bonds during the period given the asset class’s relative attractiveness over specified mortgage pools. We continue to maintain liquidity and the flexibility to reallocate the portfolio as needed through commercial paper and Treasury bill exposure.
Portfolio composition as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The outlook is for continued recovery amid uncertainty.
Our outlook remains uncertain, as the ultimate resolution of the COVID-19 pandemic remains unknown. COVID-19 trends of late have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns. U.S. housing has been a bright spot during the recovery and we expect that to continue, albeit with less impact than the past year. We continue to believe markets underappreciate the long-term impacts of unprecedented monetary and fiscal stimulus and maintain a general bearish view on rates. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue at a gradually declining pace as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal.

Wells Fargo Ultra Short-Term Income Fund  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,002.28	$2.47	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.74	$2.50	0.49%
Class A2
Actual	$1,000.00	$1,002.22	$2.52	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Class C
Actual	$1,000.00	$ 999.02	$5.74	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Administrator Class
Actual	$1,000.00	$1,002.23	$2.52	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%
Institutional Class
Actual	$1,000.00	$1,003.49	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 4.75%
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.27%	11-1-2035	$ 1,027,203	$ 1,102,436
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.29	6-1-2032	1,326	1,331
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.32	3-1-2035	400,843	427,477
FHLMC (1 Year Treasury Constant Maturity +2.22%) ±	2.34	5-1-2035	102,399	109,204
FHLMC (1 Year Treasury Constant Maturity +2.24%) ±	2.37	4-1-2038	330,909	347,540
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	9-1-2038	883,572	934,746
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.37	10-1-2038	396,481	400,060
FHLMC (1 Year Treasury Constant Maturity +2.25%) ±	2.38	4-1-2032	47,438	47,831
FHLMC (1 Year Treasury Constant Maturity +2.40%) ±	2.53	7-1-2029	446	446
FHLMC	4.50	1-1-2022	6	7
FHLMC	4.50	6-1-2024	305,666	320,300
FHLMC	4.50	9-1-2026	499,515	523,793
FHLMC	5.50	12-1-2022	78,877	80,242
FHLMC	5.50	12-1-2023	94,336	97,505
FHLMC	6.00	10-1-2021	876	876
FHLMC	6.00	10-1-2021	44	44
FHLMC	6.00	1-1-2024	51,835	52,893
FHLMC	7.00	6-1-2031	176,474	197,920
FHLMC	10.00	11-17-2021	28	28
FHLMC Series 2611 Class HD	5.00	5-15-2023	126,628	130,288
FHLMC Series 2649 Class WL	4.00	7-15-2023	34,465	34,506
FHLMC Series 2704 Class BH	4.50	11-15-2023	103,458	106,252
FHLMC Series 2881 Class AE	5.00	8-15-2034	51,870	52,779
FHLMC Series 2953 Class LD	5.00	12-15-2034	42,957	43,795
FHLMC Series 3609 Class LA	4.00	12-15-2024	21	21
FHLMC Series 3888 Class NA	2.25	1-15-2040	86,257	86,413
FHLMC Series 3924 Class MF (1 Month LIBOR +0.50%) ±	0.60	9-15-2041	700,925	708,630
FHLMC Series 4172 Class PB	1.50	7-15-2040	61,467	61,879
FHLMC Series 4348 Class MH	3.00	6-15-2039	431,576	437,719
FHLMC Series 4889 Class CD	3.00	4-15-2049	1,195,724	1,241,428
FHLMC Series 4938 Class BF (1 Month LIBOR +0.50%) ±	0.58	12-25-2049	4,644,312	4,676,383
FHLMC Series KF15 Class A (1 Month LIBOR +0.67%) ±	0.76	2-25-2023	353,029	352,830
FHLMC Series QO04 Class AFL (12 Month Treasury Average +0.74%) ±	0.84	5-25-2044	1,282,858	1,281,797
FHLMC Series T-42 Class A6	9.50	2-25-2042	465,326	588,040
FNMA %%	1.50	9-16-2036	13,000,000	13,208,024
FNMA (6 Month LIBOR +1.38%) ±	1.63	10-1-2031	40,174	40,470
FNMA (6 Month LIBOR +1.51%) ±	1.75	9-1-2037	211,197	219,288
FNMA %%	2.00	9-16-2036	101,140,000	104,654,802
FNMA (1 Year Treasury Constant Maturity +2.02%) ±	2.12	12-1-2034	164,460	175,210
FNMA (12 Month LIBOR +1.78%) ±	2.18	7-1-2044	1,081,925	1,146,235
FNMA (12 Month Treasury Average +2.06%) ±	2.19	8-1-2045	172,444	177,308
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.28	9-1-2035	251,229	268,300
FNMA (1 Year Treasury Constant Maturity +2.21%) ±	2.31	10-1-2034	3,779	4,027
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.31	12-1-2040	1,815,077	1,932,943
FNMA (1 Year Treasury Constant Maturity +2.20%) ±	2.32	11-1-2031	45,536	45,827
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.33	6-1-2034	610,044	620,840
FNMA (1 Year Treasury Constant Maturity +2.22%) ±	2.34	6-1-2032	62,162	62,533
FNMA (1 Year Treasury Constant Maturity +2.24%) ±	2.34	7-1-2038	1,430,239	1,525,344
FNMA (1 Year Treasury Constant Maturity +2.25%) ±	2.36	11-1-2038	442,606	472,682
FNMA (1 Year Treasury Constant Maturity +2.23%) ±	2.36	12-1-2040	106,158	106,378
FNMA (1 Year Treasury Constant Maturity +2.26%) ±	2.38	11-1-2035	90,623	91,569
FNMA (1 Year Treasury Constant Maturity +2.31%) ±	2.38	5-1-2036	229,511	244,979
FNMA (1 Year Treasury Constant Maturity +2.27%) ±	2.38	8-1-2036	960,521	1,020,663
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities (continued)
FNMA (1 Year Treasury Constant Maturity +2.36%) ±	2.48%	11-1-2034	$ 456,388	$ 485,305
FNMA	4.50	1-1-2027	698,858	735,835
FNMA	5.00	5-1-2022	6,401	6,661
FNMA	5.00	6-1-2024	503,795	524,760
FNMA	6.00	1-1-2023	176,535	180,101
FNMA	6.50	8-1-2031	216,576	255,374
FNMA	9.00	6-1-2024	488	492
FNMA Series 1991-132 Class Z	8.00	10-25-2021	569	570
FNMA Series 1992-71 Class X	8.25	5-25-2022	2,351	2,396
FNMA Series 2000-T6 Class A2	9.50	11-25-2040	226,924	255,873
FNMA Series 2001-T10 Class A3	9.50	12-25-2041	347,357	415,035
FNMA Series 2001-T12 Class A3	9.50	8-25-2041	319,209	384,974
FNMA Series 2002-T1 Class A4	9.50	11-25-2031	392,221	479,146
FNMA Series 2002-W04 Class A6 ±±	3.35	5-25-2042	391,440	411,331
FNMA Series 2003-W11 Class A1 ±±	3.08	6-25-2033	10,602	10,773
FNMA Series 2003-W3 Class 1A4 ±±	3.56	8-25-2042	22,443	23,822
FNMA Series 2007-W2 Class 1A1 (1 Month LIBOR +0.32%) ±	0.40	3-25-2037	231,972	233,411
FNMA Series 2010-115 Class NC	2.75	1-25-2039	179,808	181,315
FNMA Series 2010-25 Class ND	3.50	3-25-2025	122	120
FNMA Series 2010-37 Class A1	5.41	5-25-2035	1,641,168	1,701,644
FNMA Series 2010-57 Class DQ	3.00	6-25-2025	47,119	47,836
FNMA Series 2013-23 Class LF (1 Month LIBOR +0.35%) ±	0.45	3-25-2043	3,828,743	3,853,888
FNMA Series 2013-26 Class AK	2.50	11-25-2038	828,977	833,796
FNMA Series 2014-19 Class HA	2.00	6-25-2040	341,102	348,148
GNMA	7.00	6-15-2033	288,322	347,175
Total Agency securities (Cost $151,140,145)				152,184,642
Asset-backed securities: 12.72%
American Airlines Pass-Through Trust Series 2013-2	4.95	7-15-2024	2,187,060	2,235,272
American Airlines Pass-Through Trust Series 2014-1 Class B	4.38	4-1-2024	3,714,614	3,693,324
American Credit Acceptance Receivables Trust Series 2018-2 Class D 144A	4.07	7-10-2024	1,388,327	1,409,418
American Credit Acceptance Receivables Trust Series 2019-1 Class C 144A	3.50	4-14-2025	1,120,150	1,127,595
American Credit Acceptance Receivables Trust Series 2019-2 Class C 144A	3.17	6-12-2025	1,333,583	1,344,963
American Credit Acceptance Receivables Trust Series 2019-3 Class C 144A	2.76	9-12-2025	935,206	942,821
American Credit Acceptance Receivables Trust Series 2019-4 Class D 144A	2.97	12-12-2025	10,000,000	10,296,951
AmeriCredit Automobile Receivables Trust Series 2018-3 Class C	3.74	10-18-2024	8,700,000	8,960,559
Avis Budget Rental Car Funding LLC Series 2017-2A Class A 144A	2.97	3-20-2024	7,135,000	7,382,555
Bankers Healthcare Group Series 2021-A Class A 144A	1.42	11-17-2033	4,578,827	4,574,173
CarMax Auto Owner Trust Series 2018-1 Class D	3.37	7-15-2024	200,000	202,587
Chesapeake Funding II LLC Series 2018-3A Class A1 144A	3.39	1-15-2031	2,390,800	2,428,394
CommonBond Student Loan Trust Series 2018-B-GS Class A1 144A	3.56	9-25-2045	3,737,207	3,862,392
Conn's Receivables Funding LLC Series 2020-A Class A 144A	1.71	6-16-2025	1,127,818	1,128,636
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Consumer Loan Underlying Bond Series 2020-P1 Class A 144A	2.26%	3-15-2028	$ 572,158	$ 573,654
Credit Acceptance Auto Loan Series 2019-1A Class A 144A	3.33	2-15-2028	1,083,523	1,088,142
Crossroads Asset Trust Series 2021-A Class A2 144A	0.82	3-20-2024	3,000,000	3,003,608
Dell Equipment Finance Trust Series 2020-1 Class A2 144A	2.26	6-22-2022	4,100,543	4,120,264
Delta Air Lines Pass-Through Trust Series 2019-1 Class AA	3.20	10-25-2025	5,866,000	6,229,477
Dominos Pizza Master Issuer LLC Series 2015-1A Class A2 144A	4.47	10-25-2045	16,192,500	16,888,616
Drive Auto Receivables Trust Series 2017-3 Class D 144A	3.53	12-15-2023	621,840	625,855
Drive Auto Receivables Trust Series 2018-1 Class E 144A	5.09	6-16-2025	5,000,000	5,132,098
Drive Auto Receivables Trust Series 2018-4 Class D	4.09	1-15-2026	11,059,491	11,324,553
Drive Auto Receivables Trust Series 2019-2 Class C	3.42	6-16-2025	5,224,652	5,287,130
DT Auto Owner Trust Series 2018-2A Class D 144A	4.15	3-15-2024	2,848,361	2,884,829
DT Auto Owner Trust Series 2018-3A Class D 144A	4.19	7-15-2024	5,700,000	5,823,809
ECMC Group Student Loan Trust Series 2020-2A Class A (1 Month LIBOR +1.15%) 144A±	1.23	11-25-2069	6,504,247	6,636,498
Educational Services of America Incorporated Series 2015-2 Class A (1 Month LIBOR +1.00%) 144A±	1.08	12-25-2056	538,508	542,756
Enterprise Fleet Financing LLC Series 2019-3 Class A2 144A	2.06	5-20-2025	9,288,482	9,401,551
Enterprise Fleet Financing LLC Series 2021-1 Class A2 144A	0.44	12-21-2026	9,000,000	9,011,764
Exeter Automobile Receivables Trust Series 2019-2A Class C 144A	3.30	3-15-2024	3,337,111	3,365,837
Exeter Automobile Receivables Trust Series 2019-3A Class C 144A	2.79	5-15-2024	7,876,822	7,946,670
Exeter Automobile Receivables Trust Series 2020-2A Class A 144A	1.13	8-15-2023	548,943	549,134
Finance of America HECM Buyout 2020 Series HB2 Class A7 144A±±	1.71	7-25-2030	4,687,623	4,705,863
Flagship Credit Auto Trust Series 2019-2 Class A 144A	2.83	10-16-2023	433,955	435,688
Flagship Credit Auto Trust Series 2019-4 Class A 144A	2.17	6-17-2024	2,021,728	2,034,461
Foursight Capital Series 2019-1 Class C 144A	3.07	4-15-2025	5,095,000	5,207,583
FREED ABS Trust Series 2018-2 Class B 144A	4.61	10-20-2025	1,184,355	1,187,440
GLS Automobile Receivables Trust Series 2018-1A Class B 144A	3.52	8-15-2023	468,878	471,551
GLS Automobile Receivables Trust Series 2019-1A Class B 144A	3.65	12-16-2024	3,271,026	3,292,845
Hertz Vehicle Financing LLC Series 2021-1A Class A 144A	1.21	12-26-2025	11,325,000	11,387,094
Hyundai Auto Lease Securitization Trust Series 2018-B Class A4	3.29	1-15-2025	6,000,000	6,103,277
Mercury Financial Credit Card Master Trust 144A	1.54	3-20-2026	8,400,000	8,430,180
MFRA Trust Series 2020-NQM1 Class A1 144A±±	1.48	3-25-2065	2,806,465	2,825,102
Navient Student Loan Trust Series 2017-3A Class A3 (1 Month LIBOR +1.05%) 144A±	1.13	7-26-2066	5,700,000	5,790,961
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	1,462,792	1,492,920
Navient Student Loan Trust Series 2021 Class A 144A	0.97	12-16-2069	9,880,000	9,885,959
Neuberger Berman CLO Limited Series 2020-38A Class A (3 Month LIBOR +1.30%) 144A±	1.43	10-20-2032	10,000,000	10,007,050
Nissan Auto Lease Trust Series 2019-B Class A3	2.27	7-15-2022	811,876	813,061
Octane Receivables Trust Series 2020-1A Class A 144A	1.71	2-20-2025	4,648,547	4,687,170
Octane Receivables Trust Series 2021-1A Class A 144A	0.93	3-22-2027	15,724,971	15,739,457
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  13

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Asset-backed securities (continued)
Ocwen Master Advance Receivable Trust Series 2020-T1 Class AT1 144A	1.28%	8-15-2052	$ 7,280,000	$ 7,273,215
Ondeck Asset Securitization Trust Series 2021-1A Class A 144A	1.59	5-17-2027	8,500,000	8,548,643
Oscar US Funding Trust Series 2018-2A Class A4 144A	3.63	9-10-2025	4,418,685	4,516,376
Oscar US Funding Trust Series 2021-1A Class A2 144A	0.40	3-11-2024	9,792,828	9,799,411
Pagaya Al Debt Selection Trust Series 2020-3 Class A 144A	2.10	5-17-2027	1,226,312	1,234,118
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	9,340,000	9,352,708
Prestige Auto Receivables Trust Series 2020-1A Class A2 144A	0.52	2-15-2024	3,902,573	3,904,921
Santander Retail Auto Lease Trust Series 2019-A Class A4 144A	2.82	5-22-2023	12,200,000	12,257,156
SLM Student Loan Trust Series 2003-10A Class A4 (3 Month LIBOR +0.67%) 144A±	0.79	12-17-2068	17,500,000	17,532,860
SLM Student Loan Trust Series 2004-B Class A3 (3 Month LIBOR +0.33%) ±	0.45	3-15-2024	7,436,290	7,425,731
SLM Student Loan Trust Series 2011-2 Class A1 (1 Month LIBOR +0.60%) ±	0.68	11-25-2027	144,199	144,230
SLM Student Loan Trust Series 2012-3 Class A (1 Month LIBOR +0.65%) ±	0.73	12-27-2038	3,849,075	3,865,636
SLM Student Loan Trust Series 2013-1 Class A3 (1 Month LIBOR +0.55%) ±	0.63	5-26-2055	4,111,897	4,064,771
SLM Student Loan Trust Series 2014-A Class B 144A	3.50	11-15-2044	5,689,866	5,695,807
SoFi Consumer Loan Program Trust Series 2018-2 Class B 144A	3.79	4-26-2027	3,448,190	3,473,038
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.78	3-26-2040	1,247,791	1,249,481
South Texas Higher Education Series 2012-1 Class A2 (3 Month LIBOR +0.85%) ±	1.05	10-1-2024	242,387	242,593
SpringCastle America Funding LLC 144A	1.97	9-25-2037	4,651,961	4,700,106
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR +1.22%) 144A±	1.30	10-25-2027	980,104	984,435
Taco Bell Funding LLC Series 2016-1A Class A23 144A	4.97	5-25-2046	6,563,663	7,058,300
Towd Point Asset Funding LLC Series 2019-HE1 Class A1 (1 Month LIBOR +0.90%) 144A±	0.98	4-25-2048	3,179,204	3,181,584
Towd Point Asset Trust Series 2018-SL1 Class A (1 Month LIBOR +0.60%) 144A±	0.68	1-25-2046	2,048,886	2,037,708
United Airlines Pass-Through Trust Series 2015-1 Class A	3.70	6-1-2024	9,550,000	9,820,593
Voya CLO Limited Series 2017-1A Class A1R (3 Month LIBOR +0.95%) 144A±	1.08	4-17-2030	8,500,000	8,501,003
Westlake Automobile Receivables Trust Series 2018-2A Class D 144A	4.00	1-16-2024	711,802	715,845
Westlake Automobile Receivables Trust Series 2018-3A Class E 144A	4.90	12-15-2023	1,355,000	1,395,042
World Omni Automobile Lease Securitization Trust Series 2019-B Class A4	2.07	2-18-2025	23,527,000	23,778,654
Total Asset-backed securities (Cost $406,935,287)				407,277,512
Corporate bonds and notes: 18.85%
Communication services: 0.17%
Media: 0.17%
QVC Incorporated	4.85	4-1-2024	5,000,000	5,436,250
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 1.16%
Automobiles: 0.20%
Ford Motor Company	8.50%	4-21-2023	$ 5,900,000	$ 6,523,188
Hotels, restaurants & leisure: 0.42%
Las Vegas Sands Corporation	3.20	8-8-2024	13,100,000	13,612,372
Household durables: 0.11%
Newell Brands Incorporated	4.00	6-15-2022	3,360,000	3,414,600
Textiles, apparel & luxury goods: 0.43%
Michael Kors USA Incorporated 144A	4.50	11-1-2024	7,445,000	7,889,243
Ralph Lauren Corporation	1.70	6-15-2022	3,190,000	3,226,059
Tapestry Incorporated	3.00	7-15-2022	2,495,000	2,546,689
				13,661,991
Consumer staples: 0.64%
Beverages: 0.22%
Keurig Dr Pepper Incorporated	0.75	3-15-2024	7,000,000	7,008,356
Food & staples retailing: 0.14%
7 Eleven Incorporated 144A	0.80	2-10-2024	4,430,000	4,429,109
Food products: 0.28%
Land O'Lakes Incorporated 144A	6.00	11-15-2022	8,685,000	9,123,883
Energy: 1.97%
Energy equipment & services: 0.39%
Alexander Funding Trust 144A	1.84	11-15-2023	12,265,000	12,499,477
Oil, gas & consumable fuels: 1.58%
Energy Transfer Partners LP	4.20	9-15-2023	4,866,000	5,180,186
EQT Corporation	3.00	10-1-2022	2,750,000	2,807,970
Marathon Petroleum Corporation	4.50	5-1-2023	8,000,000	8,476,254
Marathon Petroleum Corporation	4.75	12-15-2023	6,000,000	6,495,045
Pioneer Natural Resource	0.75	1-15-2024	5,000,000	4,964,789
Plains All American Pipeline LP	3.85	10-15-2023	8,971,000	9,454,915
Valero Energy Corporation	2.70	4-15-2023	3,000,000	3,098,197
Vistra Operations Company LLC 144A	3.55	7-15-2024	9,500,000	10,049,091
				50,526,447
Financials: 8.72%
Banks: 1.55%
Bank of America Corporation (U.S. SOFR +0.74%) ±	0.81	10-24-2024	12,000,000	12,049,490
Bank of America Corporation (3 Month LIBOR +0.94%) ±	3.86	7-23-2024	4,894,000	5,187,678
Citigroup Incorporated (U.S. SOFR +0.69%) ±	0.78	10-30-2024	8,000,000	8,024,497
Citigroup Incorporated (U.S. SOFR +0.67%) ±	0.98	5-1-2025	2,000,000	2,009,022
JPMorgan Chase & Company (U.S. SOFR +0.49%) ±	0.77	8-9-2025	6,000,000	5,988,258
JPMorgan Chase & Company (U.S. SOFR +0.54%) ±	0.82	6-1-2025	6,280,000	6,290,799
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	7,250,000	7,378,508
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	2,635,000	2,678,589
				49,606,841
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  15

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Capital markets: 1.51%
Goldman Sachs Group Incorporated (U.S. SOFR +0.54%) ±	0.63%	11-17-2023	$ 11,500,000	$ 11,516,257
Goldman Sachs Group Incorporated (3 Month LIBOR +1.05%) ±	2.91	6-5-2023	12,000,000	12,222,404
Goldman Sachs Group Incorporated	5.75	1-24-2022	5,000,000	5,109,057
Morgan Stanley (U.S. SOFR +0.47%) ±	0.56	11-10-2023	5,000,000	5,008,316
Morgan Stanley (U.S. SOFR +0.62%) ±	0.73	4-5-2024	5,000,000	5,015,431
Morgan Stanley	2.75	5-19-2022	9,435,000	9,606,372
				48,477,837
Consumer finance: 2.50%
Bayer US Finance II LLC Company 144A	3.88	12-15-2023	10,700,000	11,411,638
BMW US Capital LLC 144A	3.80	4-6-2023	5,000,000	5,262,676
BOC Aviation USA Corporation 144A	1.63	4-29-2024	12,320,000	12,450,414
Bunge Limited	3.00	9-25-2022	1,000,000	1,026,241
Daimler Finance North America LLC 144A	1.75	3-10-2023	1,715,000	1,747,808
Daimler Finance North America LLC 144A	2.85	1-6-2022	1,220,000	1,230,932
Ford Motor Credit Company LLC	5.60	1-7-2022	2,000,000	2,026,200
General Motors Financial Company Incorporated	4.20	11-6-2021	6,040,000	6,082,229
Hyundai Capital America Company 144A	0.80	1-8-2024	10,000,000	9,964,617
Hyundai Capital America Company 144A	1.25	9-18-2023	4,750,000	4,793,144
Hyundai Capital America Company 144A	2.38	2-10-2023	1,720,000	1,760,860
Navient Corporation	7.25	9-25-2023	4,000,000	4,394,510
Nissan Motor Acceptance Corporation 144A	1.90	9-14-2021	2,000,000	2,001,053
Nissan Motor Acceptance Corporation 144A	3.65	9-21-2021	4,000,000	4,006,775
Onemain Finance Corporation	5.63	3-15-2023	4,550,000	4,805,938
The American Express Company (3 Month LIBOR +0.62%) ±	0.75	5-20-2022	3,000,000	3,010,523
Volkswagen Group of America Finance LLC 144A	2.70	9-26-2022	3,875,000	3,969,899
				79,945,457
Diversified financial services: 0.55%
DAE Funding LLC 144A	5.25	11-15-2021	2,185,000	2,190,463
DAE Funding LLC 144A	1.55	8-1-2024	5,250,000	5,239,500
National Securities Clearing Corporation 144A	0.40	12-7-2023	5,000,000	5,012,015
National Securities Clearing Corporation 144A	1.20	4-23-2023	5,000,000	5,072,250
				17,514,228
Insurance: 2.42%
AIG Global Funding 144A	0.80	7-7-2023	5,000,000	5,043,786
AIG Global Funding 144A	0.65	6-17-2024	10,000,000	10,008,196
Athene Global Funding 144A	1.20	10-13-2023	5,000,000	5,064,094
Athene Global Funding 144A	2.80	5-26-2023	5,000,000	5,194,982
Athene Global Funding 144A	0.91	8-19-2024	5,000,000	5,008,050
Brighthouse Financial 144A	0.60	6-28-2023	6,595,000	6,600,678
Equitable Financial Life Insurance Company 144A	0.50	11-17-2023	8,060,000	8,064,104
Met Tower Global Funding 144A«	0.70	4-5-2024	12,000,000	12,021,882
Principal Life Global Funding II 144A	0.75	8-23-2024	7,000,000	7,011,277
Protective Life Global Funding 144A	0.47	1-12-2024	10,000,000	9,970,190
Protective Life Global Funding 144A	0.63	10-13-2023	2,000,000	2,008,700
Security Benefit Company 144A	1.25	5-17-2024	1,665,000	1,677,002
				77,672,941
Thrifts & mortgage finance: 0.19%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	5,980,000	6,000,939
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Health care: 0.52%
Biotechnology: 0.16%
AbbVie Incorporated	3.38%	11-14-2021	$ 4,935,000	$ 4,966,354
Health care providers & services: 0.36%
Cigna Corporation	0.61	3-15-2024	6,000,000	6,001,206
Magellan Health Incorporated	4.90	9-22-2024	5,145,000	5,659,500
				11,660,706
Industrials: 0.76%
Aerospace & defense: 0.29%
The Boeing Company	1.43	2-4-2024	5,000,000	5,011,011
The Boeing Company	4.51	5-1-2023	4,000,000	4,237,816
				9,248,827
Airlines: 0.09%
Delta Air Lines Incorporated	3.63	3-15-2022	3,000,000	3,031,493
Industrial conglomerates: 0.07%
General Electric Company (3 Month LIBOR +1.00%) ±	1.12	3-15-2023	1,729,000	1,750,515
Honeywell International Incorporated	0.48	8-19-2022	600,000	600,090
				2,350,605
Trading companies & distributors: 0.31%
Air Lease Corporation	0.70	2-15-2024	6,000,000	5,973,154
Air Lease Corporation	3.75	2-1-2022	3,900,000	3,931,857
				9,905,011
Information technology: 0.25%
Semiconductors & semiconductor equipment: 0.17%
Microchip Technology Incorporated	2.67	9-1-2023	3,475,000	3,607,445
Skyworks Solutions Incorporated	0.90	6-1-2023	2,000,000	2,005,136
				5,612,581
Technology hardware, storage & peripherals: 0.08%
Dell International LLC 144A	7.13	6-15-2024	2,505,000	2,558,231
Materials: 0.42%
Chemicals: 0.42%
International Flavors & Fragrances Incorporated 144A	0.70	9-15-2022	1,000,000	1,002,684
LYB International Finance lll (3 Month LIBOR +1.00%) ±	1.14	10-1-2023	5,000,000	5,003,181
Westlake Chemical Corporation	3.60	7-15-2022	7,269,000	7,410,450
				13,416,315
Real estate: 0.73%
Equity REITs: 0.73%
Piedmont Operating Partnership LP	4.45	3-15-2024	10,235,000	10,994,653
SBA Tower Trust 144A	3.45	3-15-2048	7,175,000	7,287,650
Service Properties Trust	4.50	6-15-2023	3,500,000	3,578,750
Tanger Properties LP «	3.88	12-1-2023	1,406,000	1,500,631
				23,361,684
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  17

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Utilities: 3.51%
Electric utilities: 1.62%
American Electric Power	0.75%	11-1-2023	$ 7,000,000	$ 7,000,640
Entergy Louisiana LLC	0.62	11-17-2023	10,000,000	10,004,259
NextEra Energy Operating Partners LP (3 Month LIBOR +0.27%) ±	0.40	2-22-2023	20,000,000	20,001,916
Southern California Edison Company (3 Month LIBOR +0.27%) ±	0.40	12-3-2021	7,000,000	7,001,291
Southern California Edison Company	0.70	4-3-2023	7,800,000	7,829,243
				51,837,349
Gas utilities: 1.10%
Atmos Energy Corporation	0.63	3-9-2023	5,000,000	5,000,493
One Gas Incorporated	0.85	3-11-2023	20,230,000	20,231,708
Southern California Gas Company (3 Month LIBOR +0.35%) ±	0.47	9-14-2023	10,000,000	10,001,544
				35,233,745
Independent power & renewable electricity producers: 0.06%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	2,000,000	2,055,000
Multi-utilities: 0.73%
CenterPoint Energy Incorporated (3 Month LIBOR +0.50%) ±	0.63	3-2-2023	4,635,000	4,636,419
CenterPoint Energy Incorporated	0.70	3-2-2023	4,625,000	4,625,647
CenterPoint Energy Incorporated (U.S. SOFR +0.65%) ±	0.70	5-13-2024	3,840,000	3,845,606
Consolidated Edison Incorporated	0.65	12-1-2023	5,000,000	4,997,320
DTE Energy Company	2.25	11-1-2022	5,000,000	5,107,781
				23,212,773
Total Corporate bonds and notes (Cost $600,242,949)				603,904,590

	Shares
Investment companies: 3.16%
Exchange-traded funds: 3.16%
iShares Short-Term Corporate Bond ETF	572,000	31,362,760
SPDR Portfolio Short Term Corporate Bond ETF	847,800	26,527,662
Invesco BulletShares 2022 High Yield Corporate Bond ETF	334,000	7,778,860
iShares 0-5 Year High Yield Corporate Bond ETF	773,000	35,472,970
Total Investment companies (Cost $98,928,987)		101,142,252

Principal
Municipal obligations: 0.16%
Indiana: 0.08%
Education revenue: 0.08%
Indiana Secondary Market for Education Loans Incorporated (1 Month LIBOR +0.80%) ±	0.89	2-25-2044	$ 2,594,825	2,597,458
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
New Jersey: 0.05%
Transportation revenue: 0.05%
New Jersey Transportation Trust Authority Transportation System Series B	2.38%	6-15-2022	$ 1,700,000	$ 1,723,389
New York: 0.03%
Transportation revenue: 0.03%
New York Metropolitan Transportation Authority BAN	4.00	2-1-2022	790,000	802,241
Total Municipal obligations (Cost $5,055,857)				5,123,088
Non-agency mortgage-backed securities: 17.15%
ACC Trust Series 2021-1 Class A 144A	0.74	11-20-2023	5,185,163	5,184,994
Affirm Incorporated Series 2021-A Class A 144A	0.88	8-15-2025	10,000,000	10,019,700
AIMCO Series 2020-11A Class A1 (3 Month LIBOR +1.38%) 144A±	1.51	10-15-2031	5,000,000	5,003,920
American Money Management Corporation Series 2014-14A Class A1R2 (3 Month LIBOR +1.02%) 144A±	1.15	7-25-2029	10,780,000	10,780,302
Angel Oak Mortgage Trust I LLC Series 2019-3 Class A1 144A±±	2.93	5-25-2059	633,166	635,513
Angel Oak Mortgage Trust I LLC Series 2019-4 Class A1 144A±±	2.99	7-26-2049	1,442,506	1,452,365
Angel Oak Mortgage Trust I LLC Series 2020-4 Class A1 144A±±	1.47	6-25-2065	2,171,834	2,182,121
Angel Oak Mortgage Trust I LLC Series 2020-5 Class A2 144A±±	1.58	5-25-2065	1,709,020	1,716,584
Angel Oak Mortgage Trust I LLC Series 2020-R1 Class A1 144A±±	0.99	4-25-2053	6,205,574	6,202,650
Avery Point CLO Limited Series 2015-7A Class AR2 (3 Month LIBOR +0.96%) 144A±	1.09	1-15-2028	9,562,855	9,563,075
Banc of America Funding Corporation Series 2016-R1 Class A1 144A±±	2.50	3-25-2040	190,877	190,728
Bayview Opportunity Master Fund Series 2016-SPL2 Class A 144A±±	4.00	6-28-2053	1,858,966	1,897,485
Black Diamond CLO Limited Series 2017-1A Class A1 (3 Month LIBOR +1.05%) 144A±	1.18	4-24-2029	1,055,000	1,055,115
Bravo Residential Funding Trust Series 2019-NQM1 Class A1 144A±±	2.67	7-25-2059	2,102,126	2,115,684
Bravo Residential Funding Trust Series 2020-RPL1 Class A1 144A±±	2.50	5-26-2059	1,543,852	1,581,175
Bravo Residential Funding Trust Series 2021-HE2 Class A1 (30 Day Average U.S. SOFR +0.75%) 144A±	0.80	11-25-2069	10,823,547	10,823,546
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	2,346,311	2,380,039
Carlyle C17 CLO Limited Series C17-A Class A1AR (3 Month LIBOR +1.03%) 144A±	1.16	4-30-2031	3,000,000	2,998,185
Cascade Funding Mortgage Trust Series 2018-RM2 Class A 144A±±	4.00	10-25-2068	764,689	795,242
Cascade Funding Mortgage Trust Series 2020-HB4 Class A 144A±±	0.95	12-26-2030	4,856,112	4,864,739
CCG Receivables Trust Series 2019-1 Class A2 144A	2.80	9-14-2026	630,362	636,381
CGMS Series 2015-1A Class AR3 (3 Month LIBOR +0.98%) 144A±	1.12	7-20-2031	11,250,000	11,251,069
CIFC Funding Limited Series 2018-1A Class A (3 Month LIBOR +1.00%) 144A±	1.13	4-18-2031	1,750,000	1,750,874
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  19

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR +1.10%) 144A±	1.20%	7-15-2030	$ 1,724,881	$ 1,717,324
Citigroup Commercial Mortgage Trust Series 2019-IMC1 Class A1 144A±±	2.72	7-25-2049	6,252,584	6,308,460
Colt Funding LLC Series 2020-1R Class A1 144A±±	1.26	9-25-2065	1,400,733	1,404,043
Colt Funding LLC Series 2020-2 Class A1 144A±±	1.85	3-25-2065	2,728,637	2,740,722
Colt Funding LLC Series 2021-1R Class A1 144A±±	0.86	5-25-2065	5,651,830	5,651,985
Commercial Mortgage Trust Series 2014-CR15 Class A2	2.93	2-10-2047	195,192	193,555
Commercial Mortgage Trust Series 2014-CR16 Class ASB	3.65	4-10-2047	1,904,720	1,971,070
Commercial Mortgage Trust Series 2014-UBS5 Class A2	3.03	9-10-2047	403,153	412,423
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 1A1 ±±	1.88	6-19-2031	108,665	110,727
Countrywide Home Loans Mortgage Pass-Through Trust Series 2001-HYB1 Class 2A1 ±±	2.01	6-19-2031	68,427	69,124
Credit Suisse Mortgage Trust Series 2019-SKLZ Class A (1 Month LIBOR +1.25%) 144A±	1.35	1-15-2034	3,600,000	3,615,243
Credit Suisse Mortgage Trust Series 2020-AFC1 Class A3 144A±±	2.51	2-25-2050	3,534,610	3,569,611
Credit Suisse Mortgage Trust Series 2020-SPT1 Class A1 144A	1.62	4-25-2065	2,712,051	2,716,896
Credit Suisse Mortgage Trust Series 2021-NQM2 Class A1 144A±±	1.18	2-25-2066	7,874,792	7,885,848
CSAIL Commercial Mortgage Trust Series 2018-CX12 Class A2	4.14	8-15-2051	1,000,000	1,039,990
DB Master Finance LLC Series 2017-1A Class A2I 144A	3.63	11-20-2047	12,159,000	12,239,736
DBWF Mortgage Trust Series 2018-GLKS Class A (1 Month LIBOR +1.03%) 144A±	1.12	12-19-2030	635,000	634,859
Deephaven Residential Mortgage Series 2019-4A Class A1 144A±±	2.79	10-25-2059	1,668,238	1,672,538
Deephaven Residential Mortgage Series 2020-1 Class A2 144A±±	2.49	1-25-2060	1,403,235	1,408,935
Dryden Senior Loan Fund Series 2013-30A (3 Month LIBOR +0.82%) 144A±	0.94	11-15-2028	5,309,062	5,310,734
Ellington Financial Mortgage Trust Series 2020-1 Class A1 144A±±	2.01	5-25-2065	1,212,757	1,221,837
Ellington Financial Mortgage Trust Series 2021-1 Class A1 144A±±	0.80	2-25-2066	1,524,628	1,521,818
EquiFirst Mortgage Loan Trust Series 2003-2 Class 3A3 (1 Month LIBOR +1.13%) ±	1.22	9-25-2033	223,382	222,957
Freedom Financial Trust Series 2021-1CP Class A 144A	0.66	3-20-2028	8,600,281	8,605,334
Galton Funding Mortgage Trust Series 2020-H1 Class A1 144A±±	2.31	1-25-2060	1,950,349	1,981,483
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	2,419,941	2,429,482
GCAT Series 2019-NQM2 Class A1 144A	2.86	9-25-2059	2,070,764	2,079,785
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class AAB	3.81	11-10-2046	1,155,573	1,196,679
Goldman Sachs Mortgage Securities Trust Series 2014-GC22 Class A3	3.52	6-10-2047	1,288,108	1,287,508
Goldman Sachs Mortgage Securities Trust Series 2020-NQM1 Class A1 144A±±	1.38	9-27-2060	2,772,294	2,782,732
Gracie Point International Series 2020-B Class A (1 Month LIBOR +1.40%) 144A±	1.49	5-2-2023	6,369,751	6,421,375
GSMPS Mortgage Loan Trust Series 1998-1 Class A 144A±±	8.00	9-19-2027	28,376	28,274
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Hospitality Mortgage Trust Series 2019 Class A (1 Month LIBOR +1.00%) 144A±	1.10%	11-15-2036	$ 3,961,914	$ 3,963,150
Imperial Fund LLC Series 2020-NQM1 Class A1 144A±±	1.38	10-25-2055	5,102,271	5,114,864
Imperial Fund LLC Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056	3,434,310	3,433,556
InTown Hotel Portfolio Trust Series 2018-STAY Class A (1 Month LIBOR +0.95%) 144A±	1.05	1-15-2033	4,000,000	4,009,902
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-PHH Class A (1 Month LIBOR +1.06%) 144A±	2.56	6-15-2035	3,571,081	3,578,618
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-MFP Class A (1 Month LIBOR +0.96%) 144A±	1.06	7-15-2036	5,000,000	4,999,999
LCM LP Series 2013-A Class ARR (3 Month LIBOR +1.14%) 144A±	1.27	7-19-2027	6,000,000	6,003,576
Legacy Mortgage Asset Trust Series 2020-RPL1 Class A1 144A±±	3.00	9-25-2059	11,200,208	11,718,912
Lendmark Funding Trust Series 2018-2A Class A 144A	4.23	4-20-2027	3,000,000	3,014,681
Marlette Funding Trust Series 2018-3A Class C 144A	4.63	9-15-2028	2,200,116	2,203,529
Marlette Funding Trust Series 2019-4A Class A 144A	2.39	12-17-2029	1,107,387	1,111,421
Marlette Funding Trust Series 2020-2A Class A 144A	1.02	9-16-2030	798,311	798,600
Marlette Funding Trust Series 2021-2A Class A 144A	0.51	9-15-2031	6,718,000	6,721,698
Master Mortgages Trust Series 2002-3 Class 4A1 ±±	2.49	10-25-2032	1,863	1,896
Mello Warehouse Securitization Trust Series 2020-1 Class A (1 Month LIBOR +0.90%) 144A±	0.98	10-25-2053	8,500,000	8,517,861
Mello Warehouse Securitization Trust Series 2020-2 Class A (1 Month LIBOR +0.80%) 144A±	0.88	11-25-2053	7,405,000	7,415,172
Mello Warehouse Securitization Trust Series 2021-1 Class B (1 Month LIBOR +0.90%) 144A±	0.99	2-25-2055	7,135,000	7,122,905
Mello Warehouse Securitization Trust Series 2021-2 Class A (1 Month LIBOR +0.75%) 144A±	0.83	4-25-2055	16,680,000	16,693,277
MF1 Multifamily Housing Mortgage Series 2020-FL3 Class A (30 Day Average U.S. SOFR +2.16%) 144A±	2.21	7-15-2035	2,733,359	2,764,104
MF1 Multifamily Housing Mortgage Series 2021-FL5 Class A (30 Day Average U.S. SOFR +0.96%) 144A±	1.01	7-15-2036	16,000,000	16,004,936
MFRA Trust Series 2020-NQM3 Class A1 144A±±	1.01	1-26-2065	2,838,358	2,839,224
MFRA Trust Series 2021-NQM1 Class A1 144A±±	1.15	4-25-2065	9,185,034	9,200,641
Mill City Mortgage Loan Trust Series 2017-2 Class A1 144A±±	2.75	7-25-2059	2,336,710	2,367,078
Mill City Mortgage Loan Trust Series 2018-2 Class A1 144A±±	3.50	5-25-2058	3,073,165	3,137,127
New Residential Mortgage Loan Series 2021-INV1 Class A6 144A±±	2.50	6-25-2051	7,000,000	7,180,742
NewRez WareHouse Securitization Series 2021-1 Class A (1 Month LIBOR +0.75%) 144A±	0.83	5-25-2055	10,000,000	10,022,889
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	1.13	3-17-2030	11,400,000	11,407,729
Onslow Bay Financial LLC Series 2020-EXP1 Class 1A8 144A±±	3.50	2-25-2060	1,159,964	1,190,834
Onslow Bay Financial LLC Series 2021-NQM3 Class A1 144A±±	1.05	7-25-2061	6,000,000	6,010,256
Pagaya AI Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	14,834,481	14,872,868
Palmer Square Loan Funding Limited Series 2013-2A Class A1A3 (3 Month LIBOR +1.00%) 144A±	1.13	10-17-2031	17,785,000	17,786,850
Palmer Square Loan Funding Limited Series 2018-4A Class A1 (3 Month LIBOR +0.90%) 144A±	1.02	11-15-2026	1,072,140	1,072,612
PFS Financing Corporation Series 2020-E Class A 144A	1.00	10-15-2025	15,000,000	15,150,690
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  21

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
ReadyCap Commercial Mortgage Trust Series 2019-5 Class A 144A	3.78%	2-25-2052	$ 1,454,989	$ 1,491,668
Residential Mortgage Loan Trust Series 2019-2 Class A1 144A±±	2.91	5-25-2059	1,542,661	1,563,847
Residential Mortgage Loan Trust Series 2021-1R Class A1 144A±±	0.86	1-25-2065	6,655,565	6,651,036
Salomon Brothers Mortgage Securities VII Series 1990-2 Class A ±±	1.92	11-25-2049	98,606	98,665
SCF Equipment Trust LLC Series 2021-1A Class A2 144A	0.42	8-20-2026	21,759,550	21,765,418
Sound Point CLO Limited Series 2015-1RA Class AR (3 Month LIBOR +1.08%) 144A±	1.21	4-15-2030	12,555,000	12,555,276
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	1,648,979	1,667,246
Starwood Mortgage Residential Trust Series 2020-1 Class A3 144A±±	2.56	2-25-2050	3,560,826	3,592,776
Starwood Mortgage Residential Trust Series 2020-2 Class A1 144A±±	2.72	4-25-2060	2,385,404	2,409,967
Starwood Mortgage Residential Trust Series 2021-2 Class A1 144A±±	0.94	5-25-2065	6,058,811	6,058,786
Station Place Securitization Trust Series 2021-WL1 Class A (1 Month LIBOR +0.65%) 144A±	0.74	1-26-2054	8,870,000	8,866,273
TCW Collateralized Loan Obligation Limited Series 2017-1A Class BR (3 Month LIBOR +1.55%) 144A±	1.68	7-29-2029	5,540,000	5,541,064
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	1,481,431	1,488,307
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	399,287	400,424
Towd Point Mortgage Trust Series 2017-1 Class A1 144A±±	2.75	10-25-2056	2,064,204	2,093,568
Towd Point Mortgage Trust Series 2017-4 Class A1 144A±±	2.75	6-25-2057	1,612,953	1,649,623
Towd Point Mortgage Trust Series 2017-6 Class A1 144A±±	2.75	10-25-2057	1,723,294	1,755,108
Towd Point Mortgage Trust Series 2018-2 Class A1 144A±±	3.25	3-25-2058	1,295,184	1,333,841
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	5,211,224	5,437,925
Towd Point Mortgage Trust Series 2019-SJ3 Class A1 144A±±	3.00	11-25-2059	1,749,333	1,753,292
UBS Commercial Mortgage Trust Series 2012-C1 Class A3	3.40	5-10-2045	1,170,203	1,175,117
UBS Commercial Mortgage Trust Series 2018-NYCH Class A (1 Month LIBOR +0.85%) 144A±	0.95	2-15-2032	3,574,342	3,575,286
Venture CDO Limited Series 2015-20A Class AR (3 Month LIBOR +0.82%) 144A±	0.95	4-15-2027	1,457,232	1,457,411
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	3,228,918	3,273,797
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	824,221	829,374
Verus Securitization Trust Series 2020-INV1 Class A1 144A±±	1.98	3-25-2060	1,612,682	1,625,433
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	6,943,846	6,937,856
Verus Securitization Trust Series 2021-2 Class A1 144A±±	1.03	2-25-2066	3,701,671	3,697,507
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	3,851,360	3,837,056
Vista Point Securitization Trust Series 2020-1 Class A1 144A±±	1.76	3-25-2065	2,516,859	2,527,869
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Non-agency mortgage-backed securities (continued)
Wilshire Funding Corporation Series 1996-3 Class M2 ±±	7.20%	8-25-2032	$ 105,463	$ 111,100
Wilshire Funding Corporation Series 1996-3 Class M3 ±±	7.20	8-25-2032	68,591	67,205
Wilshire Funding Corporation Series 1998-2 Class M1 (12 Month Treasury Average +2.00%) ±	2.12	12-28-2037	115,592	118,510
Wind River CLO Limited Series 2013-2A Class AR (3 Month LIBOR +1.00%) 144A±	1.14	10-18-2030	16,000,000	16,001,184
Zais Matrix CDO Series 2020-14A Class A1AR (3 Month LIBOR +1.20%) 144A±	1.33	4-15-2032	13,000,000	13,000,936
Total Non-agency mortgage-backed securities (Cost $548,881,058)				549,376,521
Yankee corporate bonds and notes: 10.45%
Consumer discretionary: 0.53%
Auto components: 0.20%
Toyota Industries Corporation 144A	3.11	3-12-2022	6,145,000	6,224,857
Automobiles: 0.16%
Nissan Motor Company Limited 144A	3.04	9-15-2023	4,500,000	4,688,014
Stellantis NV	5.25	4-15-2023	530,000	565,865
				5,253,879
Household durables: 0.17%
Panasonic Corporation 144A	2.54	7-19-2022	5,400,000	5,487,728
Consumer staples: 0.63%
Beverages: 0.49%
Coca-Cola Europacific Partners plc 144A	0.50	5-5-2023	5,000,000	4,996,616
Coca-Cola Europacific Partners plc	4.63	12-1-2023	9,705,000	10,559,913
				15,556,529
Food & staples retailing: 0.14%
Seven & I Holdings Company Limited 144A	3.35	9-17-2021	4,500,000	4,505,670
Energy: 1.55%
Oil, gas & consumable fuels: 1.55%
Cenovus Energy Incorporated	3.00	8-15-2022	7,000,000	7,128,710
Cenovus Energy Incorporated	3.95	4-15-2022	8,000,000	8,101,643
Harvest Operations Corporation 144A	1.00	4-26-2024	5,000,000	5,003,136
Reliance Industries Limited 144A	5.40	2-14-2022	19,938,000	20,346,131
Saudi Arabian Oil 144A	1.25	11-24-2023	2,000,000	2,017,580
Saudi Arabian Oil 144A	2.75	4-16-2022	7,000,000	7,095,424
				49,692,624
Financials: 6.50%
Banks: 5.60%
ANZ New Zealand International Company 144A	1.90	2-13-2023	2,800,000	2,868,096
Banco Bilbao Vizcaya Argentaria SA	0.88	9-18-2023	5,000,000	5,022,068
Banco Santander SA	3.50	4-11-2022	10,020,000	10,213,530
Banco Santander SA 144A	4.13	11-9-2022	7,797,000	8,089,465
Barclays Bank plc	1.70	5-12-2022	5,000,000	5,045,587
Barclays plc (1 Year Treasury Constant Maturity +0.80%) ±	1.01	12-10-2024	5,135,000	5,157,950
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  23

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Banks (continued)
BNP Paribas 144A	3.50%	3-1-2023	$ 4,000,000	$ 4,180,024
BPCE SA 144A	3.00	5-22-2022	4,000,000	4,078,443
Canadian Imperial Bank	0.45	6-22-2023	9,000,000	8,998,942
Corporación Andina de Fomento	2.38	5-12-2023	4,860,000	5,002,447
Corporación Andina de Fomento	4.38	6-15-2022	5,400,000	5,562,771
Credit Suisse New York	0.52	8-9-2023	5,920,000	5,932,563
Credit Suisse New York	2.80	4-8-2022	2,000,000	2,031,675
Credit Suisse New York	3.63	9-9-2024	5,000,000	5,417,961
Danske Bank A/S 144A	5.00	1-12-2022	8,565,000	8,700,346
Deutsche Bank (U.S. SOFR +2.16%) ±	2.22	9-18-2024	3,500,000	3,591,594
Deutsche Bank	3.30	11-16-2022	9,000,000	9,297,003
Global Bank Corporation 144A	4.50	10-20-2021	1,180,000	1,185,700
Intesa Sanpaolo SpA 144A	3.38	1-12-2023	1,700,000	1,763,352
Lloyds Banking Group plc (1 Year Treasury Constant Maturity +1.10%) ±	1.33	6-15-2023	3,215,000	3,237,671
Lloyds Banking Group plc (3 Month LIBOR +0.81%) ±	2.91	11-7-2023	10,000,000	10,274,920
Mitsubishi UFJ Financial Group Incorporated (1 Year Treasury Constant Maturity +0.68%) ±	0.85	9-15-2024	4,000,000	4,020,840
Mizuho Financial Group Incorporated (U.S. SOFR +0.87%) ±	0.85	9-8-2024	6,990,000	7,022,420
Mizuho Financial Group Incorporated (U.S. SOFR +1.25%) ±	1.24	7-10-2024	2,420,000	2,450,044
National Bank of Canada Company (U.S. SOFR +0.30%) ±	0.35	5-16-2023	15,000,000	15,006,182
NatWest Markets plc 144A	2.38	5-21-2023	5,290,000	5,468,508
NatWest Markets plc	6.13	12-15-2022	3,000,000	3,207,683
Nordea Bank 144A	4.25	9-21-2022	5,400,000	5,617,250
Toronto-Dominion Bank (U.S. SOFR +0.45%) ±	0.50	9-28-2023	3,000,000	3,026,665
UniCredit SpA 144A	6.57	1-14-2022	17,545,000	17,916,865
				179,388,565
Capital markets: 0.52%
UBS Group AG 144A	0.38	6-1-2023	7,000,000	6,995,136
UBS Group AG	7.63	8-17-2022	9,000,000	9,578,243
				16,573,379
Consumer finance: 0.06%
Hyundai Capital Services 144A	3.00	8-29-2022	1,840,000	1,883,938
Insurance: 0.23%
Sompo International Holdings Limited	4.70	10-15-2022	7,000,000	7,290,624
Thrifts & mortgage finance: 0.09%
Nationwide Building Society 144A	0.55	1-22-2024	3,000,000	2,994,823
Industrials: 0.13%
Airlines: 0.13%
AerCap Ireland Limited	4.13	7-3-2023	4,000,000	4,223,974
Information technology: 0.43%
Communications equipment: 0.34%
Ericsson LM	4.13	5-15-2022	10,628,000	10,882,009
Semiconductors & semiconductor equipment: 0.09%
SK Hynix Incorporated 144A	1.00	1-19-2024	3,000,000	2,987,543
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Materials: 0.68%
Chemicals: 0.68%
Orbia Advance Corporation SAB 144A	4.88%	9-19-2022	$ 6,835,000	$ 7,108,400
Park Aerospace Holdings Company 144A	4.50	3-15-2023	4,000,000	4,197,807
Park Aerospace Holdings Company 144A	5.25	8-15-2022	2,115,000	2,198,526
Syngenta Finance NV 144A	4.44	4-24-2023	8,000,000	8,391,182
				21,895,915
Total Yankee corporate bonds and notes (Cost $332,742,233)				334,842,057
Yankee government bonds: 1.31%
Abu Dhabi Government Class L 144A	0.75	9-2-2023	4,000,000	4,017,840
AID Iraq Government Bond	2.15	1-18-2022	37,621,000	37,900,884
Total Yankee government bonds (Cost $41,908,384)				41,918,724
Short-term investments: 35.40%
Commercial paper: 20.79%
Amphenol Corporation 144A☼	0.15	9-27-2021	16,300,000	16,298,560
AT&T Incorporated 144A☼	0.32	9-23-2021	20,000,000	19,998,186
Banco Santander SA 144A☼	0.27	9-30-2021	20,000,000	19,998,500
Banco Santander SA 144A☼	0.21	6-6-2022	20,000,000	19,968,535
Barclays Bank plc ☼	0.27	2-22-2022	20,000,000	19,983,667
Barclays Bank plc ☼	0.21	4-5-2022	9,200,000	9,190,496
Black Hills Corporation 144A☼	0.13	9-16-2021	10,000,000	9,999,413
BPCE SA 144A☼	0.26	12-7-2021	25,000,000	24,992,310
Catholic Health Initiatives ☼	0.23	9-16-2021	10,000,000	9,999,418
Cigna Corporation 144A☼	0.18	11-9-2021	20,000,000	19,992,494
Constellation Brands Incorporated 144A☼	0.17	9-14-2021	20,000,000	19,997,317
Corporación Andina de Fomento 144A☼	0.31	3-1-2022	5,000,000	4,996,689
Corporación Andina de Fomento 144A☼	0.29	5-5-2022	20,000,000	19,979,142
Danaher Corporation 144A☼	0.18	11-16-2021	20,000,000	19,992,043
Enel Finance America 144A☼	0.40	4-13-2022	23,000,000	22,963,344
Fidelity National Information Services 144A☼	0.17	9-16-2021	25,000,000	24,998,533
General Dynamics Corporation 144A☼	0.19	12-7-2021	23,418,000	23,409,394
General Motors Financial Company Incorporated 144A☼	0.29	9-27-2021	25,000,000	24,992,707
Harley-Davidson Financial Services Incorporated 144A☼	0.32	11-2-2021	12,000,000	11,992,230
Harley-Davidson Financial Services Incorporated 144A☼	0.32	1-4-2022	6,000,000	5,987,904
HSBC USA Incorporated 144A☼	0.33	3-3-2022	20,000,000	19,967,187
Humana Incorporated 144A☼	0.29	10-7-2021	21,500,000	21,493,172
IntercontinentalExchange Incorporated 144A☼	0.33	9-23-2021	5,500,000	5,498,581
Intesa Funding LLC ☼	0.32	1-3-2022	20,000,000	19,963,750
KFW 144A ☼	0.19	2-14-2022	20,000,000	19,988,867
Leggett & Platt Incorporated 144A☼	0.18	9-21-2021	23,300,000	23,298,097
Lexington Parker Capital Company LLC 144A☼	0.17	2-18-2022	25,000,000	24,982,544
Mizuho Bank Limited 144A☼	0.19	9-20-2021	25,000,000	24,999,028
NatWest Markets plc 144A☼	0.34	12-31-2021	20,000,000	19,989,088
Oglethorpe Power Corporation 144A☼	0.13	9-21-2021	25,000,000	24,998,046
Swedbank AB ☼	0.13	3-4-2022	25,000,000	24,985,483
Total Capital Canada Limited 144A☼	0.13	2-3-2022	30,000,000	29,984,140
Viatris Incorporated 144A☼	0.47	12-15-2021	15,000,000	14,980,390
Viatris Incorporated 144A☼	0.56	1-20-2022	15,000,000	14,971,837
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  25

Portfolio of investments—August 31, 2021

	Interest rate	Maturitydate	Principal	Value
Commercial paper (continued)
Walt Disney Company 144A☼	0.26%	11-15-2021	$ 16,000,000	$ 15,995,102
Walt Disney Company 144A☼	0.20	6-30-2022	10,000,000	9,980,894
				665,807,088

	Yield	Shares
Investment companies: 4.31%
Securities Lending Cash Investments LLC ♠∩∞	0.02	4,593,975	4,593,975
Wells Fargo Government Money Market Fund Select Class ♠∞##	0.03	133,602,899	133,602,899
			138,196,874

		Interest rate		Principal
U.S. Treasury securities: 10.30%
U.S. Treasury Bill ☼		0.01	2-24-2022	$ 50,000,000	49,986,556
U.S. Treasury Bill ☼		0.02	9-21-2021	80,000,000	79,998,334
U.S. Treasury Bill ☼		0.02	9-28-2021	105,000,000	104,997,244
U.S. Treasury Bill ☼		0.02	11-4-2021	20,000,000	19,998,311
U.S. Treasury Bill ☼		0.02	11-12-2021	25,000,000	24,997,125
U.S. Treasury Bill ☼		0.03	11-26-2021	50,000,000	49,994,108
					329,971,678
Total Short-term investments (Cost $1,133,906,248)					1,133,975,640
Total investments in securities (Cost $3,319,741,148)	103.95%				3,329,745,026
Other assets and liabilities, net	(3.95)				(126,615,880)
Total net assets	100.00%				$3,203,129,146

±	Variable rate investment. The rate shown is the rate in effect at period end.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
☼	Zero coupon security. The rate represents the current yield to maturity.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
BAN	Bond anticipation notes
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Ultra Short-Term Income Fund

Portfolio of investments—August 31, 2021

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 424,953,066	$ (420,359,091)	$0	$0	$ 4,593,975	4,593,975	$ 2,899#
Wells Fargo Government Money Market Fund Select Class	181,770,847	2,810,327,962	(2,858,495,910)	0	0	133,602,899	133,602,899	51,442
				$0	$0	$138,196,874		$54,341

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
10-Year U.S. Treasury Notes	(315)	12-21-2021	$ (42,091,340)	$ (42,037,734)	$ 53,606	$ 0
2-Year U.S. Treasury Notes	(1,365)	12-31-2021	(300,543,087)	(300,747,892)	0	(204,805)
5-Year U.S. Treasury Notes	(710)	12-31-2021	(87,761,520)	(87,840,313)	0	(78,793)
					$53,606	$(283,598)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  27

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities (including $4,502,026 of securities loaned), at value (cost $3,181,544,274)	$ 3,191,548,152
Investments in affiliated securites, at value (cost $138,196,874)	138,196,874
Cash at broker segregated for futures contracts	2,200,000
Receivable for interest	8,043,605
Receivable for Fund shares sold	6,357,052
Receivable for investments sold	3,983,682
Receivable for daily variation margin on open futures contracts	35,967
Principal paydown receivable	21,905
Receivable for securities lending income, net	3,975
Total assets	3,350,391,212
Liabilities
Payable for when-issued transactions	117,873,728
Payable for investments purchased	11,966,675
Payable for Fund shares redeemed	10,995,291
Payable upon receipt of securities loaned	4,593,975
Dividends payable	898,461
Management fee payable	399,667
Administration fees payable	243,585
Distribution fee payable	3,912
Trustees’ fees and expenses payable	600
Accrued expenses and other liabilities	286,172
Total liabilities	147,262,066
Total net assets	$3,203,129,146
Net assets consist of
Paid-in capital	$ 3,221,419,865
Total distributable loss	(18,290,719)
Total net assets	$3,203,129,146
Computation of net asset value and offering price per share
Net assets – Class A	$ 287,697,191
Shares outstanding – Class A1	33,426,300
Net asset value per share – Class A	$8.61
Maximum offering price per share – Class A2	$8.79
Net assets – Class A2	$ 181,131,112
Shares outstanding – Class A2[1]	21,060,216
Net asset value per share – Class A2	$8.60
Net assets – Class C	$ 6,229,686
Shares outstanding – Class C1	724,628
Net asset value per share – Class C	$8.60
Net assets – Administrator Class	$ 21,336,010
Shares outstanding – Administrator Class[1]	2,490,201
Net asset value per share – Administrator Class	$8.57
Net assets – Institutional Class	$ 2,706,735,147
Shares outstanding – Institutional Class[1]	314,708,192
Net asset value per share – Institutional Class	$8.60
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $100,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Ultra Short-Term Income Fund

Statement of operations—year ended August 31, 2021

Investment income
Interest	$ 27,257,351
Dividends	2,401,294
Income from affiliated securities	82,830
Total investment income	29,741,475
Expenses
Management fee	5,470,851
Administration fees
Class A	437,329
Class A2	148,226
Class C	9,528
Administrator Class	19,238
Institutional Class	1,543,371
Shareholder servicing fees
Class A	683,306
Class A2	231,604
Class C	14,859
Administrator Class	48,024
Distribution fee
Class C	44,519
Custody and accounting fees	49,184
Professional fees	66,167
Registration fees	56,621
Shareholder report expenses	28,556
Trustees’ fees and expenses	19,272
Other fees and expenses	17,226
Total expenses	8,887,881
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,778,859)
Class A	(245,787)
Class A2	(68,408)
Class C	(7,976)
Administrator Class	(3,198)
Net expenses	6,783,653
Net investment income	22,957,822
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	5,075,220
Futures contracts	(288,207)
Net realized gains on investments	4,787,013
Net change in unrealized gains (losses) on
Unaffiliated securities	(4,221,197)
Futures contracts	(10,035)
Net change in unrealized gains (losses) on investments	(4,231,232)
Net realized and unrealized gains (losses) on investments	555,781
Net increase in net assets resulting from operations	$23,513,603
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  29

Statement of changes in net assets

	Year ended August 31, 2021		Year ended August 31, 2020
Operations
Net investment income		$ 22,957,822		$ 22,903,129
Net realized gains (losses) on investments		4,787,013		(2,227,885)
Net change in unrealized gains (losses) on investments		(4,231,232)		5,858,585
Net increase in net assets resulting from operations		23,513,603		26,533,829
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,345,018)		(3,964,308)
Class A2		(694,134)		(30,109) [1]
Class C		(8,912)		(52,076)
Administrator Class		(161,973)		(305,804)
Institutional Class		(20,260,054)		(18,189,256)
Total distributions to shareholders		(23,470,091)		(22,541,553)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	16,166,845	139,155,782	8,329,991	71,282,611
Class A2	26,507,255	228,084,423	3,699,192 [1]	31,741,098 [1]
Class C	477,620	4,109,444	326,075	2,771,975
Administrator Class	1,693,422	14,511,056	885,043	7,527,535
Institutional Class	383,578,294	3,301,026,387	97,580,721	833,509,510
		3,686,887,092		946,832,729
Reinvestment of distributions
Class A	260,073	2,239,197	449,530	3,833,027
Class A2	80,634	693,844	3,494 [1]	30,011 [1]
Class C	986	8,470	6,034	51,385
Administrator Class	18,573	159,179	35,133	298,099
Institutional Class	1,070,344	9,211,550	1,111,053	9,469,223
		12,312,240		13,681,745
Payment for shares redeemed
Class A	(10,057,430)	(86,597,265)	(6,943,941)	(59,012,666)
Class A2	(9,015,289)	(77,583,649)	(215,070) [1]	(1,847,277) [1]
Class C	(357,879)	(3,077,896)	(344,149)	(2,912,841)
Administrator Class	(1,016,148)	(8,714,129)	(742,061)	(6,251,836)
Institutional Class	(186,855,876)	(1,608,094,792)	(79,721,788)	(677,493,195)
		(1,784,067,731)		(747,517,815)
Net increase in net assets resulting from capital share transactions		1,915,131,601		212,996,659
Total increase in net assets		1,915,175,113		216,988,935
Net assets
Beginning of period		1,287,954,033		1,070,965,098
End of period		$ 3,203,129,146		$1,287,954,033
[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.60	$8.54	$8.46	$8.48	$8.49
Net investment income	0.07	0.16	0.17 [1]	0.13	0.09
Net realized and unrealized gains (losses) on investments	0.01	0.06	0.08	(0.02)	(0.01)
Total from investment operations	0.08	0.22	0.25	0.11	0.08
Distributions to shareholders from
Net investment income	(0.07)	(0.16)	(0.17)	(0.13)	(0.09)
Net asset value, end of period	$8.61	$8.60	$8.54	$8.46	$8.48
Total return[2]	0.99%	2.62%	3.04%	1.24%	0.97%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.77%	0.80%	0.80%	0.79%
Net expenses	0.49%	0.64%	0.70%	0.70%	0.70%
Net investment income	0.84%	1.92%	2.05%	1.47%	1.09%
Supplemental data
Portfolio turnover rate	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$287,697	$232,660	$215,503	$243,909	$274,079

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  31

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class A2	2021	2020 [1]
Net asset value, beginning of period	$8.59	$8.52
Net investment income	0.07	0.03
Net realized and unrealized gains (losses) on investments	0.01	0.07
Total from investment operations	0.08	0.10
Distributions to shareholders from
Net investment income	(0.07)	(0.03)
Net asset value, end of period	$8.60	$8.59
Total return[2]	0.97%	1.22%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.66%
Net expenses	0.50%	0.50%
Net investment income	0.73%	1.38%
Supplemental data
Portfolio turnover rate	106%	68%
Net assets, end of period (000s omitted)	$181,131	$29,971

[1]	For the period from May 29, 2020 (commencement of class operations) to August 31, 2020
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.59	$8.54	$8.46	$8.47	$8.48
Net investment income	0.01 [1]	0.10	0.11	0.06	0.02
Net realized and unrealized gains (losses) on investments	0.01	0.05	0.08	(0.01)	0.00
Total from investment operations	0.02	0.15	0.19	0.05	0.02
Distributions to shareholders from
Net investment income	(0.01)	(0.10)	(0.11)	(0.06)	(0.03)
Net asset value, end of period	$8.60	$8.59	$8.54	$8.46	$8.47
Total return[2]	0.28%	1.73%	2.27%	0.60%	0.22%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.51%	1.55%	1.55%	1.54%
Net expenses	1.19% [3]	1.40%	1.45%	1.45%	1.45%
Net investment income	0.13%	1.16%	1.31%	0.72%	0.34%
Supplemental data
Portfolio turnover rate	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$6,230	$5,187	$5,257	$5,056	$5,760

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges.
[3]	Ratio reflects class-level expenses which were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.06% higher.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  33

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.56	$8.51	$8.43	$8.45	$8.46
Net investment income	0.07 [1]	0.17	0.19 [1]	0.13	0.10
Net realized and unrealized gains (losses) on investments	0.01	0.05	0.08	(0.01)	(0.01)
Total from investment operations	0.08	0.22	0.27	0.12	0.09
Distributions to shareholders from
Net investment income	(0.07)	(0.17)	(0.19)	(0.14)	(0.10)
Net asset value, end of period	$8.57	$8.56	$8.51	$8.43	$8.45
Total return	0.98%	2.61%	3.19%	1.39%	1.12%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.71%	0.74%	0.74%	0.73%
Net expenses	0.50%	0.54%	0.55%	0.55%	0.55%
Net investment income	0.82%	2.03%	2.20%	1.54%	1.24%
Supplemental data
Portfolio turnover rate	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$21,336	$15,359	$13,748	$15,037	$27,245

[1]	Calculated based upon average shares outstanding
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Ultra Short-Term Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended August 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.59	$8.54	$8.46	$8.48	$8.49
Net investment income	0.09	0.19	0.20	0.15	0.12
Net realized and unrealized gains (losses) on investments	0.02	0.05	0.08	(0.02)	(0.01)
Total from investment operations	0.11	0.24	0.28	0.13	0.11
Distributions to shareholders from
Net investment income	(0.10)	(0.19)	(0.20)	(0.15)	(0.12)
Net asset value, end of period	$8.60	$8.59	$8.54	$8.46	$8.48
Total return	1.23%	2.83%	3.40%	1.59%	1.33%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.44%	0.47%	0.47%	0.46%
Net expenses	0.25%	0.32%	0.35%	0.35%	0.35%
Net investment income	1.03%	2.25%	2.41%	1.80%	1.43%
Supplemental data
Portfolio turnover rate	106%	68%	36%	55%	56%
Net assets, end of period (000s omitted)	$2,706,735	$1,004,777	$836,456	$744,844	$1,061,908
The accompanying notes are an integral part of these financial statements.

Wells Fargo Ultra Short-Term Income Fund  |  35

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Income Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund

36  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements
are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Mortgage dollar roll transactions
The Fund may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

Wells Fargo Ultra Short-Term Income Fund  |  37

Notes to financial statements
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $3,319,511,156 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$11,988,228
Gross unrealized losses	(1,984,350)
Net unrealized gains	$10,003,878
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $27,715,781 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 152,184,642	$0	$ 152,184,642
Asset-backed securities	0	407,277,512	0	407,277,512
Corporate bonds and notes	0	603,904,590	0	603,904,590
Investment companies	101,142,252	0	0	101,142,252
Municipal obligations	0	5,123,088	0	5,123,088
Non-agency mortgage-backed securities	0	549,376,521	0	549,376,521
Yankee corporate bonds and notes	0	334,842,057	0	334,842,057
Yankee government bonds	0	41,918,724	0	41,918,724
Short-term investments
Commercial paper	0	665,807,088	0	665,807,088
Investment companies	138,196,874	0	0	138,196,874
U.S. Treasury securities	329,971,678	0	0	329,971,678
	569,310,804	2,760,434,222	0	3,329,745,026
Futures contracts	53,606	0	0	53,606
Total assets	$569,364,410	$2,760,434,222	$0	$3,329,798,632
Liabilities
Futures contracts	$ 283,598	$ 0	$0	$ 283,598
Total liabilities	$ 283,598	$ 0	$0	$ 283,598
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.250%
Next $4 billion	0.225
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended August 31, 2021, the management fee was equivalent to an annual rate of 0.24% of the Fund’s average daily net assets.

Wells Fargo Ultra Short-Term Income Fund  |  39

Notes to financial statements
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management, LLC ("WellsCap"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.16%
Class A2	0.16
Class C	0.16
Administrator Class	0.10
Institutional Class	0.08
Waivers and/or expense reimbursements
Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has contractually committed through December 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived certain class-level expenses during the year ended August 31, 2021 . These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.50%
Class A2	0.50
Class C	1.25
Administrator Class	0.50
Institutional Class	0.25
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC ("Funds Distributor"), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended August 31, 2021, Funds Distributor received $5,209 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended August 31, 2021.

40  |  Wells Fargo Ultra Short-Term Income Fund

Notes to financial statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class A2, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$1,250,483,423	$2,259,775,025	$1,186,368,031	$713,449,291
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of August 31, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Inc.	$1,077,173	$(1,077,173)	$0
Morgan Stanley & Co. LLC	3,424,853	(3,424,853)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the year ended August 31, 2021, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund had an average notional amount of $512,122,880 in short futures contracts during the year ended August 31, 2021.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo Ultra Short-Term Income Fund  |  41

Notes to financial statements
For the year ended August 31, 2021, there were no borrowings by the Fund under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $23,470,091 and $22,541,553 of ordinary income for the years ended August 31, 2021 and August 31, 2020, respectively.
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$319,645	$10,003,878	$(27,715,781)
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

42  |  Wells Fargo Ultra Short-Term Income Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Income Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

Wells Fargo Ultra Short-Term Income Fund  |  43

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended August 31, 2021, $20,597,501 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 89% of ordinary income dividends qualify as interest dividends for the fiscal year ended August 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC.
Shares voted “For”	178,250,998
Shares voted “Against”	1,112,085
Shares voted “Abstain”	2,655,607
Proposal 2 – To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC.
Shares voted “For”	178,157,104
Shares voted “Againts”	1,182,155
Shares voted “Abstain”	2,679,431
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

44  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Ultra Short-Term Income Fund  |  45

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Ultra Short-Term Income Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Ultra Short-Term Income Fund  |  47

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

48  |  Wells Fargo Ultra Short-Term Income Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Term U.S. Government/Corporate Bond Index, for all periods ended December 31, 2020.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Wells Fargo Ultra Short-Term Income Fund  |  49

Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

50  |  Wells Fargo Ultra Short-Term Income Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

Wells Fargo Ultra Short-Term Income Fund  |  51

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

52  |  Wells Fargo Ultra Short-Term Income Fund

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Wells Fargo Ultra Short-Term Income Fund  |  53

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

54  |  Wells Fargo Ultra Short-Term Income Fund

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Ultra Short-Term Income Fund  |  55

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

56  |  Wells Fargo Ultra Short-Term Income Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00709 10-21
A223/AR223 08-21

Annual Report
August 31, 2021
Wells Fargo Managed Account
■	Wells Fargo Managed Account CoreBuilder® Shares – Series CP

The views expressed and any forward-looking statements are as of August 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Managed Account  |  1

Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, LLC
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Janet S. Rilling, CFA®‡, CPA, Michael J. Schueller, CFA®‡, Noah M. Wise, CFA®‡
Average annual total returns (%) as of August 31, 2021
			Expense ratios (%)
	Inception date	Since inception	Gross	Net [1]
Wells Fargo Managed Account CoreBuilder Shares - Series CP (WFCPX)	6-2-2021	1.35	0.03	0.00
Bloomberg U.S. Aggregate Bond Index[2]	–	1.71 *	–	–

*	Based on the Fund's inception date.
[1]	Generally, no ordinary fees or expenses are charged to the Fund. Wells Fargo Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-888-877-9275.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.
Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as risk of greater volatility in value, credit risk (for example, risk of issuer default), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, high-yield securities risk, and mortgage- and asset-backed securities risk. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Consult the Fund’s prospectus for additional information on these and other risks.
CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
Please remember that shares of the Fund may be purchased only by or on behalf of separately managed account clients where Wells Fargo Funds Management, LLC has an agreement to serve as investment adviser or subadviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker/dealer) or directly with the client.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2  |  Wells Fargo Managed Account

Performance highlights (unaudited)
Growth of $10,000 investment as of August 31, 20211
[1]	The chart compares the performance of the Fund since inception with the Bloomberg U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Wells Fargo Managed Account  |  3

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Fund highlights
■	The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the period since inception through August 31, 2021. The no-fee Fund was launched in June 2021 and is used exclusively for separately managed account (SMA) strategies.
■	An underweight to U.S. Treasuries during the three-month period detracted from performance, as did an overweight to structured products.
■	The Fund’s duration and yield-curve posture relative to the benchmark detracted from performance, while security selection across sectors contributed.
■	An overweight to corporates contributed to performance, as did quality allocation, favoring BBB-rated credit and an allocation to high-yield bonds.
■	The Fund’s allocations to certain out-of-benchmark “plus” sectors contributed to performance, especially U.S. high yield and certain non-USD positioning. European high yield, European investment grade, and emerging market debt detracted slightly.
A year of recovery.
The U.S. economy bounced back strongly over the past 12 months as the unprecedented collapse in consumption brought about by the COVID-19 pandemic was largely reversed. After contracting at a horrific 31% annualized rate in the second quarter of 2020, U.S. real gross domestic product surged at a 33.8% rate in the third quarter of 2020 and has averaged nearly 6% annualized growth in the succeeding quarters. Unemployment, which had soared to 14.8%, dropped below 6% in recent months. While total employment remains below pre-COVID-19 levels at present, the current pace of improvement would see the entire shortfall erased sometime in the first half of 2023.
COVID-19 trends of late, however, have been somewhat discouraging, with U.S. cases rising sharply over the summer months. Measures of consumer confidence reflect increased worry over the pandemic, though spending remains fairly robust at present. A heightened savings rate, unspent stimulus payments, and solid gains in wage income are likely to support consumption for the balance of the year, assuming no further widespread shutdowns.
Beyond COVID-19 concerns, American consumers have seen a substantial rise in prices for a variety of goods and services. Strong demand and supply chain disruptions have combined to drive Consumer Price Index* inflation to a multi-decade high. Even without the effects of energy and food costs, the price level was 4.3% higher at the end of July versus a year earlier. Some elements of the price spike are likely to be transitory as global supply chains are reestablished and consumer pent-up demand is vented. Wage pressure may well persist for many months, though, as the demand for labor remains quite strong while labor force participation is still somewhat depressed.
Credit quality as of August 31, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
The U.S. Federal Reserve's Open Market Committee has so far insisted that the observed inflation bulge is temporary

*	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

4  |  Wells Fargo Managed Account

Performance highlights (unaudited)
and has made known its intention to maintain a highly accommodative monetary policy. The combination of near-zero overnight rate targets and substantial asset purchases are likely to remain in place for the remainder of this year, though some reduction in the pace of asset purchases could be signaled if economic growth remains robust.
The Fund launched in June 2021.
The Fund was launched in June 2021. The no-fee mutual fund is used in combination with individual bonds to create an SMA strategy. The individual bonds held as part of the SMA strategy include U.S.-based individual investment-grade corporates, Treasuries, and agency mortgages. The Fund has material out-of-benchmark allocations, including U.S. high yield, U.S. loans, European high yield, European investment-grade credit, emerging market debt, and non-USD (FX) exposure.
Within U.S. high yield, improving fundamentals and continued strong technicals supported the sector, but historically tight valuations have led us to monitor this allocation, although we have a material allocation relative to the investment-grade-only benchmark. Within U.S. securitized holdings, we continue to see good value in TBA (to-be-announced) agency mortgages due to relatively wide spreads and attractive “roll.” There are also opportunities in certain sub-sector and quality buckets of asset-backed securities and non-agency mortgages that we expect may benefit from sound fundamentals in the household sector.
In Europe, macro fundamentals are relatively weak, but we expect some catchup in European growth in the second half of 2021 and a longer runway for monetary policy support, so we are looking to add to investment-grade credit going forward. We continue to monitor exposure to European high yield as spreads continue to tighten and relative value diminishes. Developed market non-U.S. government yields are generally low to negative, limiting the value and opportunity in this sector. Relative value in emerging markets is improving as local emerging market government bond yields increase and as fundamentals, while choppy, still broadly trend in the right direction. The Fund is slightly positioned to benefit from a weaker U.S. dollar, although that is driven more by specific individual opportunities in local emerging market government bonds and less the result of a strong directional view on the dollar.
Effective maturity distribution as of August 31, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
Outlook
We continuously review market conditions, relative valuations, and technical factors over a six-month time frame, asking ourselves whether we think conditions will improve or deteriorate over the next few quarters. Will credit spreads widen or narrow? Will yields rise or fall? How may economic conditions change? How might different global economies respond to those changing conditions? What do market valuations imply is likely to happen? Ultimately, the goal of this focus is to foster an unbiased approach in evaluating the conditions we expect over the coming months and to inform which “levers to pull” within the portfolio to construct a foundational fixed-income portfolio for our investors. We believe that a process built to stay closely attuned to changing market conditions may benefit investors over the economic cycle.

Wells Fargo Managed Account  |  5

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from March 1, 2021 to August 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning account value 3-1-2021	Ending account value 8-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,013.50	$0.00*	0.00%*
Hypothetical (5% return before expenses)	$1,000.00	$1,012.33	$0.00*	0.00%*
1 Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).
*  Generally, no ordinary fees or expenses are charged to the Fund. Wells Fargo Funds Management, LLC has contractually committed toirrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

6  |  Wells Fargo Managed Account

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Agency securities: 3.96%
FNMA %%	2.00%	9-14-2051	$990,000	$ 1,003,568
Total Agency securities (Cost $1,002,933)				1,003,568
Asset-backed securities: 10.97%
Carvana Auto Receivables Trust Series 2019-2A Class D 144A	3.28	1-15-2025	410,000	422,909
ECMC Group Student Loan Trust Series 2018-1A Class A (1 Month LIBOR +0.75%) 144A±	0.83	2-27-2068	248,656	249,136
Oak Street Investment Grade Net Lease Fund Series 2021-1A Class A3 144A	2.80	1-20-2051	250,000	254,590
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	300,000	300,408
Taco Bell Funding LLC Series 2016-1A Class A23 144A	4.97	5-25-2046	239,375	257,414
Taco Bell Funding LLC Series 2021-1A Class A23 144A	2.54	8-25-2051	500,000	499,668
Tidewater Auto Receivables Series 2018-AA Class D 144A	4.30	11-15-2024	278,000	279,732
Wingstop Funding LLC Series 2020-1A Class A2 144A	2.84	12-5-2050	249,375	257,804
Zaxby's Funding LLC Series 2021-1A Class A2 144A	3.24	7-30-2051	250,000	257,373
Total Asset-backed securities (Cost $2,784,380)				2,779,034
Corporate bonds and notes: 19.88%
Communication services: 2.41%
Diversified telecommunication services: 1.31%
AT&T Incorporated 144A	3.55	9-15-2055	160,000	163,720
T Mobile USA Incorporated 144A	3.40	10-15-2052	60,000	60,890
Verizon Communications Incorporated	3.55	3-22-2051	100,000	108,650
				333,260
Media: 1.10%
CCO Holdings LLC 144A	4.50	8-15-2030	50,000	52,243
Gray Television Incorporated 144A	4.75	10-15-2030	50,000	49,415
Nielsen Finance LLC 144A	5.88	10-1-2030	100,000	107,375
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	70,000	69,282
				278,315
Consumer discretionary: 1.30%
Automobiles: 0.58%
Ford Motor Company	9.00	4-22-2025	120,000	146,604
Household durables: 0.22%
KB Home Company	4.80	11-15-2029	50,000	55,375
Multiline retail: 0.29%
Nordstrom Incorporated	4.00	3-15-2027	70,000	73,433
Specialty retail: 0.21%
NMG Holding Company Incorporated 144A	7.13	4-1-2026	50,000	52,938
Consumer staples: 0.25%
Food products: 0.25%
Kraft Heinz Foods Company	4.88	10-1-2049	50,000	62,172
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  7

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Energy: 5.65%
Energy equipment & services: 0.41%
Hilcorp Energy Company 144A	6.25%	11-1-2028	$50,000	$ 51,670
USA Compression Partners LP	6.88	4-1-2026	50,000	51,953
				103,623
Oil, gas & consumable fuels: 5.24%
Aethon United 144A	8.25	2-15-2026	160,000	173,600
Apache Corporation	5.35	7-1-2049	60,000	66,912
Archrock Partners LP 144A	6.88	4-1-2027	50,000	51,938
Buckeye Partners LP	4.13	12-1-2027	50,000	51,375
Crestwood Midstream Partners LP 144A	5.63	5-1-2027	60,000	60,600
DCP Midstream Operating Company	5.13	5-15-2029	100,000	111,000
EnCana Corporation	6.50	2-1-2038	50,000	69,083
EQT Corporation	3.90	10-1-2027	60,000	64,775
Harvest Midstream LP 144A	7.50	9-1-2028	70,000	73,843
Murphy Oil Corporation	5.88	12-1-2027	60,000	62,400
Occidental Petroleum Corporation	8.88	7-15-2030	120,000	164,675
ONEOK Incorporated	7.15	1-15-2051	75,000	110,313
Range Resources Corporation	9.25	2-1-2026	100,000	109,352
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	50,000	52,019
Southwestern Energy Company	7.75	10-1-2027	50,000	54,188
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	50,000	50,856
				1,326,929
Financials: 2.83%
Banks: 0.76%
Citigroup Incorporated (5 Year Treasury Constant Maturity +3.60%) ±	4.00	12-10-2025	130,000	134,875
Citigroup Incorporated (3 Month LIBOR +4.52%) ±	6.25	12-29-2049	50,000	58,125
				193,000
Consumer finance: 0.78%
Springleaf Finance Corporation	7.13	3-15-2026	170,000	198,688
Insurance: 1.29%
National Life Global Insurance Company (3 Month LIBOR +3.31%) 144A±	5.25	7-19-2068	40,000	47,150
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	80,000	86,893
PartnerRe Finance II Incorporated (3 Month LIBOR +2.33%) ±	2.46	12-1-2066	30,000	27,096
Transatlantic Holdings Incorporated	8.00	11-30-2039	73,000	114,357
UNUM Group	4.13	6-15-2051	50,000	50,685
				326,181
Health care: 0.54%
Health care providers & services: 0.35%
Magellan Health Incorporated	4.90	9-22-2024	80,000	88,000
Pharmaceuticals: 0.19%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	50,000	47,688
The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Managed Account

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Industrials: 3.81%
Aerospace & defense: 0.75%
The Boeing Company	5.81%	5-1-2050	$140,000	$ 190,149
Airlines: 2.11%
American Airlines Group Incorporated 144A	5.50	4-20-2026	50,000	52,700
American Airlines Group Incorporated 144A	5.75	4-20-2029	80,000	86,389
Delta Air Lines Incorporated	3.75	10-28-2029	60,000	60,885
Delta Air Lines Incorporated	7.38	1-15-2026	170,000	200,141
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	50,000	52,657
United Airlines Incorporated 144A	4.63	4-15-2029	80,000	83,000
				535,772
Commercial services & supplies: 0.25%
CoreCivic Incorporated	8.25	4-15-2026	60,000	63,336
Industrial conglomerates: 0.27%
General Electric Company (3 Month LIBOR +3.33%) ±	3.45	12-29-2049	70,000	67,900
Trading companies & distributors: 0.43%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	50,000	51,500
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	50,000	56,438
				107,938
Information technology: 1.13%
Electronic equipment, instruments & components: 0.19%
Dell International LLC	8.35	7-15-2046	30,000	49,235
Software: 0.94%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	60,000	60,975
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	185,000	176,675
				237,650
Materials: 0.67%
Containers & packaging: 0.20%
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	50,000	50,563
Paper & forest products: 0.47%
Ahlstrom-Munksjo Holding 3 Oy 144A	3.63	2-4-2028	100,000	119,982
Real estate: 0.86%
Equity REITs: 0.86%
Sabra Health Care LP / Sabra Capital Corporation	5.13	8-15-2026	125,000	141,034
Service Properties Trust Company	3.95	1-15-2028	80,000	76,879
				217,913
Utilities: 0.43%
Electric utilities: 0.43%
Oglethorpe Power Corporation	3.75	8-1-2050	100,000	109,894
Total Corporate bonds and notes (Cost $4,954,602)				5,036,538
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  9

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal		Value
Foreign corporate bonds and notes: 5.45%
Communication services: 0.93%
Media: 0.93%
Tele Columbus AG 144A	3.88%	5-2-2025	EUR	100,000	$ 118,018
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	100,000	117,485
					235,503
Consumer discretionary: 0.50%
Automobiles: 0.50%
Peugeot SA Company	2.00	3-20-2025	EUR	100,000	125,505
Consumer staples: 1.10%
Food products: 0.45%
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	100,000	113,789
Tobacco: 0.65%
BAT International Finance plc	2.25	1-16-2030	EUR	130,000	166,256
Energy: 0.97%
Oil, gas & consumable fuels: 0.97%
Eni SpA	1.13	9-19-2028	EUR	100,000	125,528
Total SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.78%) ±	3.88	12-29-2049	EUR	100,000	121,049
					246,577
Financials: 0.96%
Banks: 0.96%
Credit Agricole SA (3 Month EURIBOR +1.25%) ±	1.00	4-22-2026	EUR	200,000	243,939
Health care: 0.51%
Pharmaceuticals: 0.51%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	100,000	129,082
Industrials: 0.48%
Containers & packaging: 0.48%
Can-Pack SA 144A	2.38	11-1-2027	EUR	100,000	121,297
Total Foreign corporate bonds and notes (Cost $1,417,039)					1,381,948
Foreign government bonds: 3.12%
Brazil ¤	0.00	7-1-2024	BRL	4,000,000	599,085
Hungary	1.00	11-26-2025	HUF	22,000,000	70,596
Mexico	3.75	2-21-2024	EUR	100,000	121,283
Total Foreign government bonds (Cost $807,912)					790,964
Non-agency mortgage-backed securities: 27.86%
Auburn CLO Limited. Series 2017-1A Class A2A (3 Month LIBOR +1.62%) 144A±	1.75	10-20-2030		$250,000	249,626
BX Trust Series 2019-OC11 Class A 144A	3.20	12-9-2041		250,000	271,136
Carlyle Global Market Series 2017-2A Class R2 (3 Month LIBOR +1.60%) 144A±	1.73	7-20-2031		250,000	250,068
Cascade Funding Mortgage Trust Series 2018-RM2 Class B 144A±±	4.00	10-25-2068		278,826	289,745
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Managed Account

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
DB Master Finance LLC Series 2017-1A Class A2I 144A	3.63%	11-20-2047	$241,250	$ 242,852
Dryden Senior Loan Fund Series 2020-78A Class A (3 Month LIBOR +1.18%) 144A±	1.31	4-17-2033	400,000	400,380
Freedom Financial Group Incorporated Series 2021-2 Class B 144A	1.03	6-19-2028	250,000	250,602
FREMF Mortgage Trust Series 2019-KF70 Class B (1 Month LIBOR +2.30%) 144A±	2.39	9-25-2029	186,062	186,580
GCAT Series 2019-NQM2 Class A1 144Aøø	2.86	9-25-2059	187,601	188,419
Imperial Fund LLC Series 2021-NQM1 Class A1 144A±±	1.07	6-25-2056	229,566	229,516
JPMorgan Mortgage Trust Series 2018-LTV1 Class A13 144A±±	4.50	4-25-2049	138,933	139,056
JPMorgan Mortgage Trust Series 2020-1 Class A15 144A±±	3.50	6-25-2050	176,528	179,236
Madison Park Funding Limited Series 2020-46A Class B1R (3 Month LIBOR +1.65%) 144A±%%	1.74	10-15-2034	500,000	500,000
MFRA Trust Series 2020-NQM3 Class M1 144A±±	2.65	1-26-2065	250,000	254,179
Neuberger Berman CLO Limited Series 2017-25A Class BR (3 Month LIBOR +1.35%) 144A±	1.48	10-18-2029	250,000	249,999
Octagon Investment Partners Series 2017-1A Class A1R (3 Month LIBOR +1.00%) 144A±	1.13	3-17-2030	250,000	250,170
OneMain Financial Trust Series 2018-2A Class A 144A	3.57	3-14-2033	250,000	261,360
OZLM Limited Series 2014-9A Class A2RR (3 Month LIBOR +1.90%) 144A±	2.03	10-20-2031	250,000	250,050
Pagaya AI Selection Trust Series 2021-1 Class A 144A	1.18	11-15-2027	233,614	234,218
Residential Mortgage Loan Trust Series 2019-3 Class A3 144A±±	3.04	9-25-2059	186,286	188,186
Springleaf Funding Trust Series 2017-AA Class C 144A	3.86	7-15-2030	300,000	300,517
Starwood Mortgage Residential Trust Series 2020-INV1 Class A1 144A±±	1.03	11-25-2055	206,868	206,717
Towd Point Mortgage Trust Series 2015-4 Class A2 144A±±	3.75	4-25-2055	134,676	135,301
Towd Point Mortgage Trust Series 2019-HY3 Class A2 (1 Month LIBOR +1.30%) 144A±	1.38	10-25-2059	150,000	152,358
Towd Point Mortgage Trust Series 2020-4 Class A2 144A	2.50	10-25-2060	350,000	361,847
Verus Securitization Trust Series 2021-R3 Class A1 144A±±	1.02	4-25-2064	211,846	211,059
Verus Securitization Trust Series 2021-R3 Class A2 144A±±	1.28	4-25-2064	218,626	217,939
Wind River CLO Limited Series 2018-2A Class A2 (3 Month LIBOR +1.45%) 144A±	1.58	7-15-2030	409,000	409,075
Total Non-agency mortgage-backed securities (Cost $7,058,954)				7,060,191
U.S. Treasury securities: 17.64%
TIPS	0.13	1-15-2031	1,163,402	1,299,254
U.S. Treasury Note	0.88	6-30-2026	225,000	226,248
U.S. Treasury Note	1.25	6-30-2028	225,000	227,777
U.S. Treasury Note	1.25	8-15-2031	585,000	581,984
U.S. Treasury Note	2.00	8-15-2051	130,000	132,316
U.S. Treasury Note	2.25	5-15-2041	550,000	588,500
U.S. Treasury Note	2.38	5-15-2051	1,280,000	1,413,600
Total U.S. Treasury securities (Cost $4,351,238)				4,469,679
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  11

Portfolio of investments—August 31, 2021

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 7.04%
Energy: 0.57%
Oil, gas & consumable fuels: 0.57%
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ±	4.88%	3-22-2030	$130,000	$ 143,303
Financials: 4.02%
Banks: 2.44%
Banco do Brasil SA 144A	4.63	1-15-2025	200,000	212,500
Itau Unibanco Holding SA 144A	3.25	1-24-2025	200,000	204,580
Macquire Bank Limited (5 Year Treasury Constant Maturity +1.70%) 144A±	3.05	3-3-2036	200,000	201,096
				618,176
Capital markets: 0.79%
UBS Group AG (1 Year Treasury Constant Maturity +0.85%) 144A±	1.49	8-10-2027	200,000	199,757
Consumer finance: 0.79%
Unifin Financiera SAB de CV 144A	9.88	1-28-2029	200,000	201,000
Industrials: 1.66%
Aerospace & defense: 0.52%
Bombardier Incorporated 144A	7.88	4-15-2027	125,000	131,056
Professional services: 1.14%
IHS Markit Limited	4.25	5-1-2029	250,000	289,095
Utilities: 0.79%
Electric utilities: 0.79%
Comision Federal de Electricidad SA de CV Company 144A	3.88	7-26-2033	200,000	200,452
Total Yankee corporate bonds and notes (Cost $1,759,877)				1,782,839
Yankee government bonds: 2.19%
Dominican Republic 144A	4.88	9-23-2032	230,000	241,502
United Mexican States	4.75	4-27-2032	270,000	312,255
Total Yankee government bonds (Cost $544,168)				553,757

		Yield	Shares
Short-term investments: 7.50%
Investment companies: 7.50%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	1,899,874	1,899,874
Total Short-term investments (Cost $1,899,874)				1,899,874
Total investments in securities (Cost $26,580,977)	105.61%			26,758,392
Other assets and liabilities, net	(5.61)			(1,421,208)
Total net assets	100.00%			$25,337,184

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Managed Account

Portfolio of investments—August 31, 2021

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¤	The security is issued in zero coupon form with no periodic interest payments.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.

Abbreviations:
BRL	Brazilian real
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FNMA	Federal National Mortgage Association
HUF	Hungarian forint
LIBOR	London Interbank Offered Rate
TIPS	Treasury inflation-protected securities
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$0	$29,779,903	$(27,880,029)	$0	$0	$1,899,874	1,899,874	$142
Forward foreign currency contracts
Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
250,884 USD	340,000 AUD	Citibank National Association	9-30-2021	$ 2,117	$ 0
246,987 USD	208,000 EUR	Citibank National Association	9-30-2021	1,255	0
1,393,814 USD	1,180,000 EUR	Citibank National Association	9-30-2021	0	(243)
155,000 CAD	123,931 USD	Citibank National Association	9-29-2021	0	(1,081)
120,864 USD	155,000 CAD	Citibank National Association	9-29-2021	0	(1,986)
				$3,372	$(3,310)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  13

Portfolio of investments—August 31, 2021

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
10-Year U.S. Ultra Treasury Notes	2	12-21-2021	$ 296,816	$ 296,031	$ 0	$ (785)
U.S. Long Term Bonds	2	12-21-2021	328,550	325,937	0	(2,613)
U.S. Ultra Treasury Bonds	4	12-21-2021	797,132	789,125	0	(8,007)
2-Year U.S. Treasury Notes	38	12-31-2021	8,367,186	8,372,469	5,283	0
5-Year U.S. Treasury Notes	38	12-31-2021	4,698,108	4,701,313	3,205	0
Short
Euro-BOBL Futures	(5)	9-8-2021	(792,594)	(796,829)	0	(4,235)
Euro-Bund Futures	(6)	9-8-2021	(1,222,138)	(1,242,976)	0	(20,838)
Euro-Schatz Futures	(2)	9-8-2021	(264,862)	(265,149)	0	(287)
10-Year U.S. Treasury Notes	(58)	12-21-2021	(7,750,151)	(7,740,281)	9,870	0
					$18,358	$(36,765)
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Managed Account

Statement of assets and liabilities—August 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $24,681,103)	$ 24,858,518
Investments in affiliated securites, at value (cost $1,899,874)	1,899,874
Cash at broker segregated for futures contracts	72,433
Receivable for investments sold	165,801
Receivable for interest	139,496
Receivable for daily variation margin on open futures contracts	11,800
Unrealized gains on forward foreign currency contracts	3,372
Receivable from manager	287
Total assets	27,151,581
Liabilities
Payable for when-issued transactions	1,503,652
Due to custodian bank, foreign currency, at value (cost $166,926)	166,926
Payable for investments purchased	133,471
Payable for daily variation margin on open futures contracts	6,300
Unrealized losses on forward foreign currency contracts	3,310
Cash collateral due to broker for forward foreign currency contracts	738
Total liabilities	1,814,397
Total net assets	$25,337,184
Net assets consist of
Paid-in capital	$ 25,000,000
Total distributable earnings	337,184
Total net assets	$25,337,184
Computation of net asset value and offering price per share
Net assets	$ 25,337,184
Share outstanding [1]	1,250,000
Net asset value per share	$20.27
[1]	The Fund has an unlimited number of authorized shares
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  15

Statement of operations—year ended August 31, 20211

Investment income
Interest	$ 170,754
Income from affiliated securities	142
Total investment income	170,896
Expenses
Professional fees	4,505
Registration fees	37,256
Shareholder report expenses	5,031
Trustees’ fees and expenses	4,664
Other fees and expenses	208
Total expenses	51,664
Less: Fee waivers and/or expense reimbursements	(51,664)
Net expenses	0
Net investment income	170,896
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	32,779
Foreign currency and foreign currency translations	(2,129)
Futures contracts	(24,524)
Net realized gains on investments	6,126
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax refund of $(188))	178,507
Forward foreign currency contracts	62
Futures contracts	(18,407)
Net change in unrealized gains (losses) on investments	160,162
Net realized and unrealized gains (losses) on investments	166,288
Net increase in net assets resulting from operations	$337,184
[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Managed Account

Statement of changes in net assets

	Year ended August 31, 2021[1]
Operations
Net investment income		$ 170,896
Net realized gains on investments		6,126
Net change in unrealized gains (losses) on investments		160,162
Net increase in net assets resulting from operations		337,184
Capital share transactions	Shares
Proceeds from shares sold	1,250,000	25,000,000
Total increase in net assets		25,337,184
Net assets
Beginning of period		0
End of period		$25,337,184
[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Account  |  17

Financial highlights
(For a share outstanding throughout the period)
Year ended August 31
2021 [1]
Net asset value, beginning of period	$20.00
Net investment income	0.14
Net realized and unrealized gains (losses) on investments	0.13
Total from investment operations	0.27
Net asset value, end of period	$20.27
Total return[2]	1.35%
Ratios to average net assets (annualized)
Gross expenses	0.83%
Net expenses[3]	0.00%
Net investment income	2.75%
Supplemental data
Portfolio turnover rate	27%
Net assets, end of period (000s omitted)	$25,337

[1]	For the period from June 2, 2021 (commencement of operations) to August 31, 2021
[2]	Returns for periods of less than one year are not annualized.
[3]	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for service provided the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and others expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Managed Account

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Account CoreBuilder Shares - Series CP Fund (the “Fund”) which is a diversified series of the Trust.
The Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management and new subadvisory agreement which were approved by Wells Fargo Funds Management, LLC, the sole shareholder of the Fund. The new agreements will take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Wells Fargo Managed Account  |  19

Notes to financial statements
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund's maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.

20  |  Wells Fargo Managed Account

Notes to financial statements
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the period since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of August 31, 2021, the aggregate cost of all investments for federal income tax purposes was $26,562,632 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$274,429
Gross unrealized losses	(97,014)
Net unrealized gains	$177,415
As of August 31, 2021, the Fund had capital loss carryforwards which consisted of $9,146 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Managed Account  |  21

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,003,568	$0	$ 1,003,568
Asset-backed securities	0	2,779,034	0	2,779,034
Corporate bonds and notes	0	5,036,538	0	5,036,538
Foreign corporate bonds and notes	0	1,381,948	0	1,381,948
Foreign government bonds	0	790,964	0	790,964
Non-agency mortgage-backed securities	0	7,060,191	0	7,060,191
U.S. Treasury securities	4,469,679	0	0	4,469,679
Yankee corporate bonds and notes	0	1,782,839	0	1,782,839
Yankee government bonds	0	553,757	0	553,757
Short-term investments
Investment companies	1,899,874	0	0	1,899,874
	6,369,553	20,388,839	0	26,758,392
Forward foreign currency contracts	0	3,372	0	3,372
Futures contracts	18,358	0	0	18,358
Total assets	$6,387,911	$20,392,211	$0	$26,780,122
Liabilities
Forward foreign currency contracts	$ 0	$ 3,310	$0	$ 3,310
Futures contracts	36,765	0	0	36,765
Total liabilities	$ 36,765	$ 3,310	$0	$ 40,075
Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the period from June 2, 2021 (commencement of operations) to August 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). The manager is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund. For providing these services, Funds Management does not receive a fee from the Fund but is entitled to receive fees from separately managed account sponsors of the wrap-fee programs. Out of these fees, Funds Management pays Wells Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, for its services as the subadviser to the Fund.
Generally, no ordinary operating fees or expenses are charged to the Fund. Funds Management has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

22  |  Wells Fargo Managed Account

Notes to financial statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period from June 2, 2021 (commencement of operations) to August 31, 2021 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$8,581,499	$23,121,782	$3,266,141	$3,296,939
6. DERIVATIVE TRANSACTIONS
During the period from June 2, 2021 (commencement of operations) to August 31, 2021, the Fund entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund's derivative activity during the period from June 2, 2021 (commencement of operations) to August 31, 2021 was as follows:
Futures contracts
Average notional balance on long futures	$10,508,748
Average notional balance on short futures	9,515,748
Forward foreign currency contracts
Average contract amounts to buy	$ 74,903
Average contract amounts to sell	1,093,311
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2021 by primary risk type was as follows for the Fund:
	Asset derivatives		Liability derivatives
	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$ 18,358*	Unrealized losses on futures contracts	$ 36,765*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	3,372	Unrealized losses on forward foreign currency contracts	3,310
		$21,730		$40,075
* Amount represents the cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day's variation margin as of August 31, 2021 is reported separately on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period from June 2, 2021 (commencement of operations) to August 31, 2021 was as follows:
	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Total
Interest rate risk	$ (24,524)	$ 0	$ (24,524)
Foreign currency risk	0	(2,129)	(2,129)
	$(24,524)	$(2,129)	$(26,653)

Wells Fargo Managed Account  |  23

Notes to financial statements
	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward foreign currency contracts	Total
Interest rate risk	$ (18,407)	$ 0	$ (18,407)
Foreign currency risk	0	62	62
	$(18,407)	$62	$(18,345)
For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank National Association	$3,372	$(3,310)	$62	$0

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
Citibank National Association	$3,310	$(3,310)	$0	$0
7. DISTRIBUTIONS TO SHAREHOLDERS
For the period from June 2, 2021 (commencement of operations) to August 31, 2021, the Fund did not have any distributions paid to shareholders.
As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$167,823	$178,507	$(9,146)
8. CONCENTRATION RISK
Concentration risk exists when a shareholder owns a large amount of shares of the Fund. A fund with a concentration of ownership may be more affected by the investment activity of those shareholders than would be a fund that does not have any ownership concentration. As of August 31, 2021, Funds Management owned 100% of the Fund.

24  |  Wells Fargo Managed Account

Notes to financial statements
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Wells Fargo Asset Management ("WFAM") announced that it will be changing its company name to Allspring Global Investments upon the closing of the previously announced sale transaction of WFAM by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions.
The Board of Trustees of the Wells Fargo Funds approved a change in the Fund's name to remove “Wells Fargo” from the Fund's name and replace with “Allspring” on December 6, 2021.
Following the closing of the transaction, Wells Fargo Funds Management, LLC, the Fund's investment manager, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, each subadvisers to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter, will each be rebranded as Allspring.

Wells Fargo Managed Account  |  25

Report of independent registered public accounting firm
To the Shareholder of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Managed Account CoreBuilder Shares - Series CP (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of August 31, 2021, the related statements of operations and changes in net assets for the period from June 2, 2021 (commencement of operations) to August 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for the period from June 2, 2021 to August 31, 2021.. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 2, 2021 to August 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however, we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
October 27, 2021

26  |  Wells Fargo Managed Account

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Managed Account  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo Managed Account

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Managed Account  |  29

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Wells Fargo Legal Department since 2018. Previously, Director and Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

30  |  Wells Fargo Managed Account

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisoy agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Managed Account CoreBuilder® Shares – Series CP (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Board noted that the Fund is new and has not yet commenced operations.
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds

Wells Fargo Managed Account  |  31

Board considerations (unaudited)
Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board noted that the Fund had recently commenced operations and had no expense analysis data to review. The Board received and considered information regarding the “zero fee and expense” structure of the Fund. Specifically, the Board noted that the Fund’s anticipated gross operating expense ratio and each of its various components, including management fees, administration fees, custody fees, Rule 12b-1 fees, and other fees, were zero. The Board also noted Funds Management’s representations that the Fund is a special purpose mutual fund for use exclusively within Funds Management’s separately managed account (“SMA”) advisory business and, as such, Funds Management would assume and pay or reimburse under an Expense Assumption Agreement all of the ordinary operating expenses of the Fund excluding portfolio transaction or other investment related costs, fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. The Board further noted that Funds Management would be paid a negotiated fee by each SMA sponsor and that the fee level is identical for all sponsors of SMAs that invest in the Fund.
In light of this unique fee structure and special purpose of the Fund, the Board does not conduct an investment performance and fee review relative to a peer group or universe. The Board also noted that the Fund had recently commenced operations and had no performance history to review. The Board took into account the fee structure and special purpose of the Fund in deciding to re-approve the Advisory Agreements for the Fund.
Investment management and sub-advisory fee rates
The Board reviewed and considered that the contractual investment management fee rate payable by the Fund to Funds Management for investment advisory services (the “Management Agreement Rate”) was zero, and also reviewed and considered that the Fund’s other expenses would normally be zero, because of Funds Management’s commitment to assume and pay or reimburse all of the ordinary operating expenses of the Fund under an Expense Assumption Agreement, an amended version of which the Board was being asked to consider and approve at the Meeting. The Board also reviewed and considered the fee rate payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Rate”), and that such fees are paid from the fees Funds Management receives from SMA sponsors and not by the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the absence of any compensation payable by the Fund to Funds Management pursuant to the Management Agreement was reasonable, and determined that the compensation payable by Funds Management to the Sub-Adviser was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not receive or consider to be necessary separate profitability information with respect to the Fund in light of its unique fee structure and special purpose.

32  |  Wells Fargo Managed Account

Board considerations (unaudited)
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
In light of the unique fee structure and special purpose of the Fund, the Board did not conduct an analysis of economies of scale in the context of reviewing the Fund’s Advisory Agreements.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.
The Board noted that Funds Management receives payments from the SMA sponsors and that it had agreed to assume and pay or reimburse certain operating expenses of the Fund. The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Managed Account  |  33

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) on behalf of Wells Fargo Managed Account CoreBuilder® Shares – Series CP (the “CoreBuilder CP”) and Wells Fargo Managed Account CoreBuilder® Shares – Series SM (the “CoreBuilder SM”, and together with CoreBuilder CP, the “Funds”), approved the continuation of the Funds’ current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Wells Cap Sub-Advisory Agreement (the “Current Wells Cap Sub-Advisory Agreement”, and collectively, the “Current Agreements”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital” or the “Sub-Adviser”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of the Funds’ Current Agreements under the 1940 Act that will result in the automatic termination of the Funds’ Current Agreements. In light of the expected termination of the Funds’ Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) the new Investment Management Agreement between the Trust, on behalf of the Funds, and Funds Management (the “New Investment Management Agreement”); and (ii) the new Sub-Advisory Agreement among the Trust, on behalf of the Funds, Funds Management and Wells Capital (the “New Sub-Advisory Agreement”, and collectively, the “New Agreements”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will

34  |  Wells Fargo Managed Account

Board considerations (unaudited)
continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with the Funds’ current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Adviser are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of the Funds to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing the Funds’ total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to the Funds in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Funds; and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Wells Fargo Managed Account  |  35

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from the Advisers that the Funds will continue to be advised by their current Advisers after the closing, and that the same individual portfolio managers of the Sub-Adviser are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding the “zero fee and expense” structure of the Funds. Specifically, the Board noted that each Fund’s gross operating expense ratio and each of its various components, including management fees, administration fees, custody fees, Rule 12b-1 fees, and other fees, were zero. The Board also noted Funds Management’s representations that each Fund is a special purpose mutual fund for use exclusively within Funds Management’s separately managed account (“SMA”) advisory business and, as such, Funds Management would assume and pay or reimburse under an Expense Assumption Agreement all of the ordinary operating expenses of each Fund excluding portfolio transaction or other investment related costs, fees payable for services provided by each Fund’s securities lending agent, interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of each Fund’s business. The Board further noted that Funds Management is paid a negotiated fee by each SMA sponsor and that the fee level is identical for all sponsors of SMAs that invest in each Fund.
In light of this unique fee structure and special purpose of the Funds, the Board does not conduct an investment performance and fee review relative to a peer group or universe. The Board took into account the fee structure and special purpose of the Funds in deciding to re-approve the Advisory Agreements for each Fund. The Board also noted that each Fund had only recently commenced operations, and neither had a performance history to review.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered that the contractual investment management fee rate payable by each Fund to Funds Management for investment advisory services (the “Management Agreement Rate”) was zero, and also reviewed and considered that each Fund’s other expenses would normally be zero, because of Funds Management’s commitment to assume and pay or reimburse all of the ordinary operating expenses of each Fund under an Expense Assumption Agreement, an amended version of which the Board had recently approved in connection with the 2021 Annual Approval Process. The Board also reviewed and considered the fee rate payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Rate”), and that such fees are paid from the fees Funds Management receives from SMA sponsors and not by the Funds.
Based on its consideration of the factors and information it deemed relevant, the Board determined that the absence of any compensation payable by the Funds to Funds Management pursuant to the Management Agreement was reasonable, and determined that the compensation payable by Funds Management to the Sub-Adviser was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Funds and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not receive or consider to be necessary separate profitability information with respect to the Funds in light of their unique fee structure and special purpose.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses.

36  |  Wells Fargo Managed Account

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to the Funds will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In light of the unique fee structure and special purpose of the Funds, the Board did not conduct an analysis of economies of scale in the context of reviewing the Funds’ Advisory Agreements in connection with either the 2021 Annual Approval Process or the New Agreement Approval Process.
“Fall-out” benefits to Funds Management and the Sub-Adviser
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds.
In connection with the 2021 Annual Approval Process, the Board noted that Funds Management receives payments from the SMA sponsors and that it had agreed to assume and pay or reimburse certain operating expenses of the Funds. The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Funds.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Adviser. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Adviser, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the absence of any compensation payable by the Funds to Funds Management pursuant to the New Investment Management Agreement is reasonable, determined that the compensation payable by Funds Management to the Sub-Adviser is reasonable, approved the New Agreements for a two-year term.

Wells Fargo Managed Account  |  37

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

38  |  Wells Fargo Managed Account

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
Attn: Management Account Services
P.O. Box 1450
Milwaukee, WI 53201
Website: wfam.com
Individual investors: 1-800-368-0627
Sales Support Inquiries: 1-800-368-1683
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-888-877-9275. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management, LLC and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0921-00638 10-21
ACBCP/AR132 08-21

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2021	Fiscal year ended August 31, 2021
Audit fees	$503,450	$482,350
Audit-related fees	—	—
Tax fees (1)	41,070	40,180
All other fees	—	—

	$544,520	$522,530

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: October 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: October 27, 2021

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: October 27, 2021